UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2105

Fidelity Fixed-Income Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2006

Item 1. Reports to Stockholders

Fidelity®

Focused High Income Fund

Annual Report

April 30, 2006

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	20	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	24	Notes to the financial statements.
Report of Independent	29
Registered Public
Accounting Firm
Trustees and Officers	30
Distributions	40
Proxy Voting Results	41
Board Approval of	42
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus. A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s website at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time-tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding —of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long-term success. The right mix of stocks, bonds and cash — aligned to your particular risk tolerance and investment objective — is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities — which historically have been the best performing asset class over time — is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle — investing regularly — can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy — known as dollar cost averaging — also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Edward C. Johnson 3d

Annual Report

4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended April 30, 2006	Past 1	Life of
	year	FundA
Fidelityr Focused High Income Fund	6.75%	5.13%
A From September 8, 2004.

5 Annual Report

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Focused High Income Fund on September 30, 2004, shortly after the fund started. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II – BB Rated Constrained Index and the Merrill Lynch U.S. High Yield Master II – BB Rated Index performed over the same period.
Going forward, the fund’s performance will be compared to the Merrill Lynch U.S. High Yield Master II – BB Rated Constrained Index rather than Merrill Lynch U.S. High Yield Master II – BB Rated Index because the Merrill Lynch U.S. High Yield Master II – BB Rated Constrained Index conforms more closely to the fund’s investment strategy.

Annual Report 6

Management’s Discussion of Fund Performance

Comments from Matthew Conti, Portfolio Manager of Fidelity® Focused High Income Fund
The domestic high-yield bond market routed the performance of domestic investment-grade debt during the 12-month period ending April 30, 2006. One major contributor to high-yield’s competitive edge was its lower sensitivity to interest rate movements relative to most investment-grade bonds. The Federal Reserve Board hiked short-term interest rates on eight occasions during the period, which drove down the prices of high-quality credit. Meanwhile, high-yield continued to benefit from strong corporate balance sheets and cash flows, while default rates nearing all-time low levels of about 2.00% gave investors a greater comfort level for higher-risk assets. Reflecting the market’s renewed confidence in U.S. economic and corporate prospects, the lowest rated credit-quality bonds led the rally, paced in large part by airline transportation issues. For the 12 months as a whole, the Merrill Lynch® U.S. High Yield Master II Constrained Index rose 8.84% . In comparison, the measure of the investment-grade taxable bond market, the Lehman Brothers® Aggregate Bond Index, was up only 0.71% .
The fund returned 6.75% during the past year, compared with 6.08% for the Merrill Lynch High Yield Master II – BB Rated Constrained Index — which became the fund’s primary benchmark on January 1, 2006 — 6.74% for the Merrill Lynch High Yield Master II – BB Rated Index and 8.78% for the LipperSM High Current Yield Funds Average. Security selection in technology, utilities and paper helped the fund’s performance relative to the indexes, but its higher-quality focus caused it to lag the Lipper peer group average. Performance relative to the indexes was held back by security selection in and an underweighting of energy. Top performers relative to the indexes included underweightings in Ford, General Motors and telecommunications firm Qwest. Detractors included underweighting General Motors Acceptance Corporation, and overweighting bonds issued by energy exploration and production company Kerr-McGee.

Note to shareholders: Effective January 1, 2006, the fund changed its benchmark to the Merrill Lynch U.S. High Yield Master II – BB Rated Constrained Index because this index conforms more closely to the fund’s investment strategy. The Constrained index includes all of the bonds in the former benchmark, the Merrill Lynch U.S. High Yield Master II – BB Rated Index, but imposes a 2% limit on any individual issuer. In Fidelity’s view, the Constrained index represents a better measure of the high-yield market, as this index is more diversified than the unconstrained version and is less likely to be disrupted by rapid market changes.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 to April 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	November 1, 2005
	November 1, 2005	April 30, 2006	to April 30, 2006
Actual	$1,000.00	$1,031.80	$4.28
Hypothetical (5% return per
year before expenses)	$1,000.00	$1,020.58	$4.26

*Expenses are equal to the Fund’s annualized expense ratio of .85%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

8

Investment Changes

Top Five Holdings as of April 30, 2006
(by issuer, excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Motors Acceptance Corp.	3.8	0.1
EchoStar DBS Corp.	3.8	5.0
Chesapeake Energy Corp.	3.7	3.6
Ford Motor Credit Co.	3.6	0.8
MGM MIRAGE	3.5	3.4
	18.4
Top Five Market Sectors as of April 30, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Technology	9.5	10.3
Gaming	8.5	8.5
Automotive	8.0	1.7
Electric Utilities	7.6	8.5
Energy	7.6	7.0

9 Annual Report

Investments April 30, 2006
Showing Percentage of Net Assets

Nonconvertible Bonds — 88.9%
	Principal	Value
	Amount	(Note 1)
Aerospace – 2.3%
Bombardier, Inc. 7.45% 5/1/34 (b)	$300,000	$270,750
L-3 Communications Corp.:
5.875% 1/15/15	265,000	248,438
6.375% 10/15/15	140,000	135,450
7.625% 6/15/12	205,000	211,663
Orbital Sciences Corp. 9% 7/15/11	120,000	128,100
		994,401
Air Transportation – 1.7%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	445,000	432,763
6.977% 11/23/22	31,697	30,112
7.324% 4/15/11	80,000	77,600
8.608% 10/1/12	20,000	20,400
Continental Airlines, Inc. 7.875% 7/2/18	42,578	41,301
Continental Airlines, Inc. pass thru trust certificates
9.798% 4/1/21	137,031	141,827
		744,003
Automotive – 8.0%
American Axle & Manufacturing, Inc. 5.25% 2/11/14	45,000	37,575
Ford Motor Co. 7.45% 7/16/31	260,000	189,800
Ford Motor Credit Co.:
6.625% 6/16/08	690,000	648,285
7% 10/1/13	445,000	390,488
7.25% 10/25/11	150,000	134,619
7.68% 11/2/07 (c)	255,000	250,274
9.4725% 4/15/12 (c)	120,000	120,150
General Motors Acceptance Corp.:
5.125% 5/9/08	270,000	254,907
5.625% 5/15/09	170,000	159,241
5.9683% 1/16/07 (c)	240,000	235,837
6.125% 9/15/06	50,000	49,606
6.125% 2/1/07	70,000	68,868
6.75% 12/1/14	150,000	136,500
6.875% 9/15/11	195,000	182,325
8% 11/1/31	660,000	623,700
General Motors Corp. 6.375% 5/1/08	30,000	25,575
		3,507,750
Banks and Thrifts – 1.2%
Western Financial Bank 9.625% 5/15/12	470,000	523,486

See accompanying notes which are an integral part of the financial statements. Annual Report 10

Nonconvertible Bonds – continued
	Principal	Value
	Amount	(Note 1)
Building Materials – 1.1%
Anixter International, Inc. 5.95% 3/1/15	$530,000	$491,575
Cable TV – 3.8%
EchoStar DBS Corp.:
5.75% 10/1/08	1,445,000	1,423,315
7.125% 2/1/16 (b)	240,000	234,600
		1,657,915
Capital Goods – 2.0%
Case New Holland, Inc. 7.125% 3/1/14 (b)	270,000	265,950
Leucadia National Corp. 7% 8/15/13	605,000	605,000
		870,950
Chemicals – 2.8%
Chemtura Corp. 6.875% 6/1/16	90,000	89,775
Equistar Chemicals LP 7.55% 2/15/26	25,000	23,125
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	140,000	146,125
10.125% 9/1/08	70,000	75,075
Millennium America, Inc.:
7.625% 11/15/26	80,000	69,000
9.25% 6/15/08	100,000	104,000
NOVA Chemicals Corp.:
6.5% 1/15/12	10,000	9,275
7.4% 4/1/09	635,000	635,000
7.5613% 11/15/13 (c)	90,000	90,225
		1,241,600
Containers – 0.7%
Ball Corp. 6.625% 3/15/18	300,000	291,000
Diversified Financial Services – 0.4%
Residential Capital Corp. 6.8983% 4/17/09 (b)(c)	175,000	174,781
Electric Utilities – 7.4%
AES Gener SA 7.5% 3/25/14	845,000	868,238
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc.
7.375% 9/1/10	750,000	765,000
MSW Energy Holdings LLC/MSW Energy Finance Co.,
Inc. 8.5% 9/1/10	375,000	393,750
Nevada Power Co.:
5.95% 3/15/16 (b)	50,000	48,308
6.65% 4/1/36 (b)	130,000	126,490
Sierra Pacific Power Co. 6% 5/15/16 (b)	280,000	273,700

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value
	Amount	(Note 1)
Electric Utilities – continued
TECO Energy, Inc. 6.68% 5/1/10 (c)	$195,000	$199,875
TXU Corp. 6.5% 11/15/24	620,000	562,650
		3,238,011
Energy – 7.5%
Chesapeake Energy Corp.:
6.5% 8/15/17	230,000	221,375
6.5% 8/15/17 (b)	285,000	274,313
6.875% 1/15/16	255,000	252,769
6.875% 11/15/20 (b)	50,000	49,125
7.5% 6/15/14	200,000	206,000
7.75% 1/15/15	590,000	607,700
Kerr-McGee Corp. 6.95% 7/1/24	625,000	626,563
Newfield Exploration Co.:
6.625% 9/1/14	110,000	108,488
6.625% 4/15/16	90,000	88,200
8.375% 8/15/12	300,000	321,000
Pacific Energy Partners LP/Pacific Energy Finance Corp.
6.25% 9/15/15	100,000	95,750
Pogo Producing Co. 6.875% 10/1/17	150,000	145,875
Tesoro Corp.:
6.25% 11/1/12 (b)	70,000	68,250
6.625% 11/1/15 (b)	205,000	202,438
		3,267,846
Environmental – 0.9%
Allied Waste North America, Inc.:
5.75% 2/15/11	195,000	185,738
8.5% 12/1/08	115,000	121,325
8.875% 4/1/08	10,000	10,525
Browning-Ferris Industries, Inc. 7.4% 9/15/35	70,000	65,450
		383,038
Food and Drug Retail – 0.3%
Albertsons, Inc.:
7.45% 8/1/29	55,000	49,329
7.75% 6/15/26	55,000	50,119
8% 5/1/31	55,000	51,844
		151,292

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Nonconvertible Bonds – continued
	Principal	Value
	Amount	(Note 1)
Food/Beverage/Tobacco – 1.4%
RJ Reynolds Tobacco Holdings, Inc.:
6.5% 7/15/10	$190,000	$189,050
7.3% 7/15/15	400,000	405,000
		594,050
Gaming – 8.1%
Chukchansi Economic Development Authority:
7.9662% 11/15/12 (b)(c)	40,000	41,050
8% 11/15/13 (b)	70,000	72,275
Mandalay Resort Group:
9.375% 2/15/10	321,000	346,279
10.25% 8/1/07	100,000	104,875
MGM MIRAGE:
6% 10/1/09	1,055,000	1,039,175
6.625% 7/15/15	160,000	154,800
6.75% 9/1/12	170,000	168,513
6.75% 4/1/13 (b)	90,000	88,875
6.875% 4/1/16 (b)	90,000	87,750
Mohegan Tribal Gaming Authority:
6.125% 2/15/13	65,000	63,131
6.375% 7/15/09	760,000	754,300
7.125% 8/15/14	40,000	40,000
8% 4/1/12	30,000	31,275
Seneca Gaming Corp.:
Series B, 7.25% 5/1/12	130,000	129,675
7.25% 5/1/12	30,000	29,925
Station Casinos, Inc.:
6.625% 3/15/18 (b)	90,000	85,613
6.875% 3/1/16	300,000	295,500
		3,533,011
Healthcare – 3.5%
Mylan Laboratories, Inc. 6.375% 8/15/15	65,000	63,538
Omega Healthcare Investors, Inc.:
7% 4/1/14	220,000	215,600
7% 4/1/14 (b)	80,000	78,400
7% 1/15/16	135,000	131,963
Owens & Minor, Inc. 6.35% 4/15/16	90,000	88,875
Senior Housing Properties Trust 8.625% 1/15/12	430,000	467,625
Service Corp. International (SCI):
6.75% 4/1/16	155,000	148,800
7% 6/15/17 (b)	95,000	93,100

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value
	Amount	(Note 1)
Healthcare – continued
Ventas Realty LP/Ventas Capital Corp.:
6.5% 6/1/16	$150,000	$146,625
6.625% 10/15/14	85,000	83,725
		1,518,251
Homebuilding/Real Estate – 4.8%
American Real Estate Partners/American Real Estate
Finance Corp.:
7.125% 2/15/13	615,000	611,925
8.125% 6/1/12	550,000	569,250
K. Hovnanian Enterprises, Inc. 6% 1/15/10	70,000	67,725
KB Home 7.75% 2/1/10	595,000	612,850
Standard Pacific Corp. 5.125% 4/1/09	50,000	47,375
Technical Olympic USA, Inc. 7.5% 1/15/15	15,000	13,088
WCI Communities, Inc.:
6.625% 3/15/15	115,000	99,475
7.875% 10/1/13	80,000	75,800
		2,097,488
Hotels – 1.8%
Grupo Posadas SA de CV 8.75% 10/4/11 (b)	280,000	291,200
Host Marriott LP:
6.75% 6/1/16 (b)	90,000	89,100
7.125% 11/1/13	420,000	426,300
		806,600
Insurance – 2.0%
Crum & Forster Holdings Corp. 10.375% 6/15/13	195,000	202,800
Fairfax Financial Holdings Ltd. 7.75% 4/26/12	65,000	59,313
UnumProvident Corp. 7.375% 6/15/32	495,000	485,398
UnumProvident Finance Co. PLC 6.85% 11/15/15 (b)	110,000	110,550
		858,061
Leisure – 0.4%
Royal Caribbean Cruises Ltd. yankee 7.5% 10/15/27	150,000	154,425
Metals/Mining – 3.8%
Arch Western Finance LLC 6.75% 7/1/13	490,000	483,875
Century Aluminum Co. 7.5% 8/15/14	250,000	260,000
Drummond Co., Inc. 7.375% 2/15/16 (b)	230,000	226,550
Massey Energy Co. 6.875% 12/15/13 (b)	120,000	115,500
Vedanta Resources PLC 6.625% 2/22/10 (b)	565,000	550,875
		1,636,800
Paper – 1.5%
Catalyst Paper Corp. 8.625% 6/15/11	313,000	316,130

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Nonconvertible Bonds – continued
	Principal	Value
	Amount	(Note 1)
Paper – continued
Georgia-Pacific Corp.:
8% 1/15/24	$65,000	$64,431
8.125% 5/15/11	80,000	82,800
8.875% 5/15/31	135,000	141,750
P.H. Glatfelter Co. 7.125% 5/1/16 (b)	70,000	70,525
		675,636
Publishing/Printing – 2.1%
Houghton Mifflin Co. 7.2% 3/15/11	270,000	277,425
The Reader’s Digest Association, Inc. 6.5% 3/1/11	675,000	654,750
		932,175
Services – 1.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.576% 5/15/14 (b)(c)	30,000	30,825
7.625% 5/15/14 (b)	50,000	50,875
7.75% 5/15/16 (b)	50,000	50,875
Corrections Corp. of America:
6.25% 3/15/13	65,000	62,075
6.75% 1/31/14	60,000	58,650
7.5% 5/1/11	60,000	60,900
FTI Consulting, Inc. 7.625% 6/15/13	270,000	280,800
		595,000
Shipping – 2.6%
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	610,000	602,375
8.25% 3/15/13	50,000	52,750
Teekay Shipping Corp. 8.875% 7/15/11	425,000	461,125
		1,116,250
Steels – 0.5%
Allegheny Technologies, Inc. 8.375% 12/15/11	40,000	42,600
Gerdau AmeriSteel Corp./GUSAP Partners 10.375%
7/15/11	165,000	180,675
		223,275
Super Retail – 1.7%
AutoNation, Inc.:
7% 4/15/14 (b)	50,000	50,375
7.0138% 4/15/13 (b)(c)	40,000	40,600
GSC Holdings Corp./Gamestop, Inc.:
8% 10/1/12 (b)	395,000	395,000
8.865% 10/1/11 (b)(c)	260,000	267,800
		753,775

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value
	Amount	(Note 1)
Technology – 8.8%
Freescale Semiconductor, Inc.:
6.875% 7/15/11	$945,000	$959,175
7.125% 7/15/14	110,000	112,750
IKON Office Solutions, Inc. 7.75% 9/15/15	385,000	395,588
Lucent Technologies, Inc.:
6.45% 3/15/29	60,000	53,100
6.5% 1/15/28	55,000	48,263
MagnaChip Semiconductor SA/MagnaChip
Semiconductor Finance Co. 8.16% 12/15/11 (c)	180,000	180,900
STATS ChipPAC Ltd. 7.5% 7/19/10	655,000	664,039
Xerox Capital Trust I 8% 2/1/27	880,000	908,600
Xerox Corp.:
6.4% 3/15/16	170,000	165,963
6.875% 8/15/11	115,000	117,013
7.125% 6/15/10	80,000	82,100
7.625% 6/15/13	125,000	130,938
9.75% 1/15/09	15,000	16,313
		3,834,742
Telecommunications – 3.9%
Kyivstar GSM 7.75% 4/27/12 (Issued by Dresdner Bank
AG for Kyivstar GSM) (b)	200,000	200,000
Mobile Telesystems Finance SA 8% 1/28/12 (b)	230,000	233,335
Qwest Corp.:
8.16% 6/15/13 (c)	260,000	283,400
8.875% 3/15/12	50,000	54,750
Rogers Communications, Inc.:
7.25% 12/15/12	400,000	413,000
9.625% 5/1/11	285,000	322,050
U.S. West Communications 7.5% 6/15/23	190,000	191,900
		1,698,435
Textiles & Apparel – 0.5%
Tommy Hilfiger USA, Inc. 6.85% 6/1/08	230,000	236,900
TOTAL NONCONVERTIBLE BONDS
(Cost $39,343,356)		38,802,522

Floating Rate Loans — 4.0%

Cable TV – 0.5%
CSC Holdings, Inc. Tranche B, term loan 6.6643%
3/29/13 (c)	210,000	210,525

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Floating Rate Loans – continued
	Principal	Value
	Amount	(Note 1)
Electric Utilities – 0.2%
NRG Energy, Inc. term loan 6.82% 2/1/13 (c)	$85,864	$86,615
Energy – 0.1%
Coffeyville Resources LLC:
Credit-Linked Deposit 7.3% 7/8/11 (c)	8,000	8,080
Tranche B1, term loan 7.5034% 7/8/12 (c)	11,910	12,029
		20,109
Gaming – 0.4%
Venetian Macau Ltd. Tranche B, term loan:
4/7/12 (d)	63,333	63,333
7.83% 4/7/13 (c)	126,667	127,933
		191,266
Homebuilding/Real Estate – 0.4%
Capital Automotive (REIT) Tranche B, term loan 6.58%
12/16/10 (c)	169,992	171,054
Paper – 0.9%
Georgia-Pacific Corp.:
Tranche 2, term loan 7.9393% 12/23/13 (c)	130,000	132,600
Tranche B, term loan 6.8847% 12/23/12 (c)	269,325	270,672
		403,272
Technology – 0.7%
Fidelity National Information Solutions, Inc.:
Tranche A, term loan 6.3519% 3/9/11 (c)	252,450	252,766
Tranche B, term loan 6.6019% 3/9/13 (c)	70,200	70,551
		323,317
Telecommunications – 0.8%
Qwest Corp. Tranche B, term loan 6.95% 6/30/10 (c)	350,000	353,500
TOTAL FLOATING RATE LOANS
(Cost $1,750,945)		1,759,658

Money Market Funds — 6.2%
	Shares
Fidelity Cash Central Fund, 4.8% (a)
(Cost $2,684,432)	2,684,432	2,684,432

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments - continued

Cash Equivalents — 0.1%
	Maturity	Value
	Amount	(Note 1)
Investments in repurchase agreements (Collateralized by U.S.
Treasury Obligations, in a joint trading account at 4.72%,
dated 4/28/06 due 5/1/06)
(Cost $45,000)	45,018	$45,000

TOTAL INVESTMENT PORTFOLIO – 99.2%
(Cost $43,823,733)		43,291,612

NET OTHER ASSETS – 0.8%		340,907

NET ASSETS – 100%		$43,632,519

Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,309,753 or 12.2% of net assets.

(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(d) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $63,333 and $63,333, respectively. The coupon rate will be determined at time of settlement.

See accompanying notes which are an integral part of the financial statements. Annual Report 18

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$63,614

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	86.2%
Canada	5.2%
Chile	2.0%
United Kingdom	1.6%
Singapore	1.5%
Marshall Islands	1.1%
Others (individually less than 1%)	2.4%
100.0%

Income Tax Information

At April 30, 2006, the fund had a capital loss carryforward of approximately $249,164 all of which will expire on April 30, 2014.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements

Statement of Assets and Liabilities
		April 30, 2006
Assets
Investment in securities, at value (including repurchase
agreements of $45,000) — See accompanying
schedule:
Unaffiliated issuers (cost $41,139,301)	$40,607,180
Affiliated Central Funds (cost $2,684,432)	2,684,432
Total Investments (cost $43,823,733)		$43,291,612
Receivable for investments sold		286,263
Receivable for fund shares sold		40,886
Interest receivable		712,022
Prepaid expenses		113
Receivable from investment adviser for expense
reductions		9,679
Total assets		44,340,575

Liabilities
Payable to custodian bank	$9,472
Payable for investments purchased	530,240
Payable for fund shares redeemed	43,702
Distributions payable	42,704
Accrued management fee	20,300
Other affiliated payables	8,619
Other payables and accrued expenses	53,019
Total liabilities		708,056

Net Assets		$43,632,519
Net Assets consist of:
Paid in capital		$44,587,073
Undistributed net investment income		41,777
Accumulated undistributed net realized gain (loss) on
investments		(464,210)
Net unrealized appreciation (depreciation) on
investments		(532,121)
Net Assets, for 4,379,988 shares outstanding		$43,632,519
Net Asset Value, offering price and redemption price per
share ($43,632,519 ÷ 4,379,988 shares)		$9.96

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Statement of Operations
	Year ended April 30, 2006
Investment Income
Dividends		$260
Interest		2,465,332
Income from affiliated Central Funds		63,614
Total income		2,529,206

Expenses
Management fee	$223,264
Transfer agent fees	84,362
Accounting fees and expenses	15,607
Independent trustees’ compensation	164
Custodian fees and expenses	6,090
Registration fees	32,869
Audit	57,823
Legal	164
Miscellaneous	2,662
Total expenses before reductions	423,005
Expense reductions	(93,071)	329,934

Net investment income		2,199,272
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(357,960)
Change in net unrealized appreciation (depreciation) on
investment securities		656,612
Net gain (loss)		298,652
Net increase (decrease) in net assets resulting from
operations		$2,497,924

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements - continued

Statement of Changes in Net Assets
		September 8, 2004
	Year ended	(commencement
	April 30,	of operations) to
	2006	April 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$2,199,272	$1,031,178
Net realized gain (loss)	(357,960)	(114,829)
Change in net unrealized appreciation (depreciation)	656,612	(1,188,733)
Net increase (decrease) in net assets resulting
from operations	2,497,924	(272,384)
Distributions to shareholders from net investment income	(2,162,630)	(1,016,573)
Share transactions
Proceeds from sales of shares	21,326,841	54,345,024
Reinvestment of distributions	1,756,941	885,977
Cost of shares redeemed	(17,482,107)	(16,274,044)
Net increase (decrease) in net assets resulting from
share transactions	5,601,675	38,956,957
Redemption fees	6,386	21,164
Total increase (decrease) in net assets	5,943,355	37,689,164

Net Assets
Beginning of period	37,689,164	—
End of period (including undistributed net investment
income of $41,777 and undistributed net investment
income of $5,815, respectively)	$43,632,519	$37,689,164

Other Information
Shares
Sold	2,128,829	5,347,141
Issued in reinvestment of distributions	175,295	87,699
Redeemed	(1,746,428)	(1,612,548)
Net increase (decrease)	557,696	3,822,292

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights

Years ended April 30,	2006	2005E
Selected Per-Share Data
Net asset value, beginning of period	$9.86	$10.00
Income from Investment Operations
Net investment incomeD	.564	.331
Net realized and unrealized gain (loss)	.088	(.164)
Total from investment operations	.652	.167
Distributions from net investment income	(.554)	(.314)
Redemption fees added to paid in capitalD	.002	.007
Net asset value, end of period	$9.96	$9.86

Total ReturnB,C	6.75%	1.70%
Ratios to Average Net AssetsF
Expenses before reductions	1.08%	1.22%A
Expenses net of fee waivers, if any	.85%	.85%A
Expenses net of all reductions	.85%	.84%A
Net investment income	5.64%	5.11%A
Supplemental Data
Net assets, end of period (000 omitted)	$43,633	$37,689
Portfolio turnover rate	81%	134%A

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Calculated based on average shares outstanding during the period.

E	For the period September 8, 2004 (commencement of operations) to April 30, 2005.

F	Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Notes to Financial Statements

For the period ended April 30, 2006

1. Significant Accounting Policies.

Fidelity Focused High Income Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

24

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$258,935
Unrealized depreciation	(772,154)
Net unrealized appreciation (depreciation)	(513,219)
Undistributed ordinary income	12,172
Capital loss carryforward	(249,164)

Cost for federal income tax purposes	$43,804,831

The tax character of distributions paid was as follows:

	April 30, 2006	April 30, 2005
Ordinary Income	$2,162,630	$ 1,016,573

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

25 Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $36,113,018 and $29,909,154, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the fund’s average net assets.

Annual Report

26

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting Fees. FSC maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $73 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse the fund to the extent annual operating expenses exceeded .85% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund’s expenses by $91,354.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $167 for the period. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $1,550.

27 Annual Report

Notes to Financial Statements - continued

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

28

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Fidelity Focused High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Focused High Income Fund (a fund of Fidelity Fixed-Income Trust) at April 30, 2006, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period September 8, 2004 (commencement of operations) through April 30, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Focused High Income Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts June 13, 2006

29 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 335 funds advised by FMR or an affiliate. Mr. McCoy oversees 337 funds advised by FMR or an affiliate. Mr. Gamper oversees 280 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Annual Report

30

Name, Age; Principal Occupation Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Focused High Income (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

*	Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

31 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Annual Report

32

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourc-ing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

33 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Annual Report

34

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

35 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments,

P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Fixed-Income Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Fixed-Income Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a the Chairman of Inner-City Scholarship Fund.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Focused High Income. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005-present), Fidelity’s Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998-2005).

Matthew Conti (40)

Year of Election or Appointment: 2004

Vice President of Focused High Income. Mr. Conti also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Conti worked as a research analyst and portfolio manager. Mr. Conti also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Annual Report

36

Name, Age; Principal Occupation Eric D. Roiter (57)

Year of Election or Appointment: 2004

Secretary of Focused High Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2004

Assistant Secretary of Focused High Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Focused High Income. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Focused High Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Paul M. Murphy (59)

Year of Election or Appointment: 2005

Chief Financial Officer of Focused High Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Focused High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Focused High Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Focused High Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Focused High Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

38

Name, Age; Principal Occupation Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Focused High Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 2004

Assistant Treasurer of Focused High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Focused High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Focused High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Focused High Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Focused High Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

39 Annual Report

Distributions

A total of .08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $650,068 of distributions paid during the period January 1, 2006 to April 30, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

40

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1			Ned C. Lautenbach
To elect a Board of Trustees.A			Affirmative	12,484,406,625.33	96.103
	# of	% of	Withheld	506,250,989.66	3.897
	Votes	Votes	TOTAL	12,990,657,614.99	100.000

Dennis J. Dirks			William O. McCoy
Affirmative	12,490,841,660.35	96.152	Affirmative	12,444,377,462.06	95.795
Withheld	499,815,954.64	3.848	Withheld	546,280,152.93	4.205
TOTAL	12,990,657,614.99	100.000	TOTAL	12,990,657,614.99	100.000

Albert R. Gamper, Jr.			Robert L. Reynolds
Affirmative	12,484,697,855.13	96.105	Affirmative	12,474,663,536.01	96.028
Withheld	505,959,759.86	3.895	Withheld	515,994,078.98	3.972
TOTAL	12,990,657,614.99	100.000	TOTAL	12,990,657,614.99	100.000

Robert M. Gates			Cornelia M. Small
Affirmative	12,463,041,831.69	95.938	Affirmative	12,488,479,519.53	96.134
Withheld	527,615,783.30	4.062	Withheld	502,178,095.46	3.866
TOTAL	12,990,657,614.99	100.000	TOTAL	12,990,657,614.99	100.000

George H. Heilmeier			William S. Stavropoulos
Affirmative	12,466,216,940.77	95.963	Affirmative	12,457,606,455.61	95.897
Withheld	524,440,674.22	4.037	Withheld	533,051,159.38	4.103
TOTAL	12,990,657,614.99	100.000	TOTAL	12,990,657,614.99	100.000

Edward C. Johnson 3d			Kenneth L. Wolfe
Affirmative	12,405,249,751.57	95.494	Affirmative	12,469,367,261.16	95.987
Withheld	585,407,863.41	4.506	Withheld	521,290,353.83	4.013
TOTAL	12,990,657,614.98	100.000	TOTAL	12,990,657,614.99	100.000
Stephen P. Jonas
			A Denotes trust-wide proposal and voting results.
Affirmative	12,473,931,200.89	96.022
Withheld	516,726,414.10	3.978
TOTAL	12,990,657,614.99	100.000

Marie L. Knowles
Affirmative	12,487,395,627.79	96.126
Withheld	503,261,987.19	3.874
TOTAL	12,990,657,614.98	100.000

41 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Focused High Income Fund

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for the fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub-advisory agreements for the fund with affiliates of FMR that allow FMR to obtain research, non-discretionary advice, or discretionary portfolio management at no additional expense to the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for the fund to access the research and investment advisory support services supplied by FRAC at no additional expense to the fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under the fund’s management contract or sub-advisory agreements; (ii) the investment process or strategies employed in the management of the fund’s assets; (iii) the nature or level of services provided under the fund’s management contract or sub-advisory agreements; (iv) the day-to-day management of the fund or the persons primarily responsible for such management; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of the Agreement would not necessitate prior shareholder approval of the Agreement or result in an assignment and termination of the fund’s management contract or sub-advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which the fund will not bear any additional management fees or expenses and under which the fund’s portfolio manager would not change, it did not consider the fund’s investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund’s management contract and sub-advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have

Annual Report

42

appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund’s Agreement is fair and reasonable, and that the fund’s Agreement should be approved.

43 Annual Report

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar-
anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.
Annual Report 44

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

Making Changes To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

For Non-Retirement Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway – KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway – KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

For Retirement Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway – KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

45 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
Citibank, N.A.
New York, NY
The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FASTr) 1-800-544-5555
Automated line for quickest service

FFH-UANN-0606	Corporate Headquarters
1.801605.101	82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®
High Income
Fund

Annual Report
April 30, 2006

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	12	A complete list of the fund’s investments
		with their market values.
Financial Statements	30	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	34	Notes to the financial statements.
Report of Independent	39
Registered Public
Accounting Firm
Trustees and Officers	40
Distributions	50
Proxy Voting Results	51
Board Approval of	52
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus. A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s website at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time-tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding —of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long-term success. The right mix of stocks, bonds and cash — aligned to your particular risk tolerance and investment objective — is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities — which historically have been the best performing asset class over time — is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle — investing regularly — can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy — known as dollar cost averaging — also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Edward C. Johnson 3d

Annual Report

4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended April 30, 2006	Past 1	Past 5	Past 10
	year	years	years
Fidelityr High Income Fund	9.85%	7.42%	5.77%

5 Annual Report

Performance - continued

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® High Income Fund on April 30, 1996. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index and the Merrill Lynch U.S. High Yield Master II Index performed over the same period.
Going forward, the fund’s performance will be compared to the Merrill Lynch U.S. High Yield Master II Constrained Index rather than Merrill Lynch U.S. High Yield Master II Index because the Merrill Lynch U.S. High Yield Master II Constrained Index conforms more closely to the fund’s investment strategy. Returns shown for the Merrill Lynch U.S. High Yield Master II Constrained Index for periods prior to December 31, 1996 (its inception date) are returns of the Merrill Lynch U.S. High Yield Master II Index.

Annual Report 6

Management’s Discussion of Fund Performance

Comments from Frederick Hoff, Portfolio Manager of Fidelity® High Income Fund
The domestic high-yield bond market routed domestic investment-grade debt during the year ending April 30, 2006. One major contributor to high-yield’s competitive edge was its lower sensitivity to interest rate movements relative to most investment-grade bonds. The Federal Reserve Board hiked short-term interest rates eight times during the year, which drove down the prices of high-quality credit. Meanwhile, high-yield continued to benefit from strong corporate balance sheets and cash flows, while default rates nearing all-time low levels of about 2.00% gave investors a greater comfort level for higher-risk assets. Reflecting the market’s renewed confidence in U.S. economic and corporate prospects, the lowest rated credit-quality bonds led the rally, paced in large part by airline transportation issues. For the 12 months as a whole, the Merrill Lynch® U.S. High Yield Master II Constrained Index rose 8.84% . In comparison, the measure of the investment-grade taxable bond market, the Lehman Brothers® Aggregate Bond Index, was up only 0.71% .
The fund gained 9.85% during the past year, beating the Merrill Lynch Constrained index — the fund’s primary benchmark since January 1, 2006. The fund’s previous benchmark, the Merrill Lynch U.S. High Yield Master II Index, gained 9.09%, while the LipperSM High Current Yield Funds Average increased 8.78% . The fund continued to benefit from good security selection in the airline industry, with positions in the secured debt of Delta and American Airlines particularly helpful. Security selection in technology and health care also contributed. Conversely, an underweighting in telecommunications bonds detracted, as did a larger-than-usual cash position. The biggest negative relative to the benchmark was an initial failure to own bonds issued by General Motors Acceptance Corp (GMAC), the finance arm of automaker General Motors (GM). GMAC rallied significantly after GM announced plans to sell a controlling interest in that business. Also detracting was automotive parts supplier Delco Remy, hurt by rising raw materials costs.

Note to shareholders: Effective January 1, 2006, the fund changed its benchmark to the Merrill Lynch U.S. High Yield Master II Constrained Index because this index conforms more closely to the fund’s investment strategy. The Constrained index includes all of the bonds in the Merrill Lynch U.S. High Yield Master II Index, but imposes a 2% limit on any individual issuer. In Fidelity’s view, the Constrained index represents a better measure of the high-yield market, as this index is more diversified than the unconstrained version and is less likely to be disrupted by rapid market changes.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 to April 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	November 1, 2005
	November 1, 2005	April 30, 2006	to April 30, 2006
Actual	$1,000.00	$1,050.90	$3.92
Hypothetical (5% return per year
before expenses)	$1,000.00	$1,020.98	$3.86

*Expenses are equal to the Fund’s annualized expense ratio of .77%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

9 Annual Report

Investment Changes

Top Five Holdings as of April 30, 2006
(by issuer, excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Motors Acceptance Corp.	3.5	2.1
Georgia-Pacific Corp.	2.2	1.3
NRG Energy, Inc.	2.1	0.3
SunGard Data Systems, Inc.	2.0	3.0
AES Corp.	1.8	2.1
	11.6
Top Five Market Sectors as of April 30, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Electric Utilities	8.9	8.6
Technology	7.9	9.2
Healthcare	7.9	6.9
Energy	6.7	7.2
Telecommunications	6.7	6.9

Annual Report 10

11 Annual Report

Investments April 30, 2006
Showing Percentage of Net Assets

Nonconvertible Bonds — 79.4%
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Aerospace – 0.7%
L-3 Communications Corp.:
5.875% 1/15/15	$6,775	$6,352
6.125% 1/15/14	8,790	8,438
6.375% 10/15/15	10,680	10,333
		25,123
Air Transportation – 2.8%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	11,300	10,989
7.377% 5/23/19	10,387	9,556
7.379% 11/23/17	5,911	5,320
7.8% 4/1/08	6,355	6,291
8.608% 10/1/12	9,395	9,583
10.18% 1/2/13	4,239	4,112
10.32% 7/30/14 (d)	3,994	3,395
AMR Corp.:
9.17% 1/30/12	860	757
10.13% 6/15/11	860	757
10.45% 11/15/11	2,595	2,284
Continental Airlines, Inc. pass thru trust certificates:
6.9% 7/2/18	1,750	1,627
7.568% 12/1/06	4,005	3,985
8.312% 10/2/12	1,538	1,446
Delta Air Lines, Inc.:
7.9% 12/15/09 (g)	14,295	3,681
8.3% 12/15/29 (g)	4,760	1,232
9.5% 11/18/08 (d)(g)	28,512	27,657
Delta Air Lines, Inc. pass thru trust certificates:
7.711% 9/18/11	4,674	4,230
7.92% 5/18/12	2,400	2,184
Northwest Airlines, Inc. pass thru trust certificates
7.626% 4/1/10	3,688	3,061
		102,147
Automotive – 5.8%
Commercial Vehicle Group, Inc. 8% 7/1/13	3,830	3,840
Cooper Standard Auto, Inc. 7% 12/15/12	2,400	2,202
Delco Remy International, Inc. 9.375% 4/15/12	12,360	5,871
Ford Motor Credit Co.:
5.88% 3/21/07 (e)	19,475	19,134
6.625% 6/16/08	10,000	9,395
9.4725% 4/15/12 (e)	9,450	9,462

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Automotive – continued
General Motors Acceptance Corp.:
4.5% 7/15/06	$9,650	$9,578
5.645% 5/18/06 (e)	16,050	16,046
5.9683% 1/16/07 (e)	10,000	9,827
6.125% 1/22/08	14,000	13,483
6.75% 12/1/14	43,695	39,757
6.875% 9/15/11	16,250	15,194
6.875% 8/28/12	8,890	8,284
8% 11/1/31	16,495	15,588
General Motors Corp. 8.375% 7/15/33	6,545	4,876
Goodyear Tire & Rubber Co. 9% 7/1/15	5,000	5,163
Stoneridge, Inc. 11.5% 5/1/12	4,370	4,042
Tenneco, Inc. 8.625% 11/15/14	17,000	17,170
Visteon Corp. 7% 3/10/14	8,440	6,794
		215,706
Broadcasting – 0.9%
Nexstar Broadcasting, Inc. 7% 1/15/14	23,870	22,318
Paxson Communications Corp. 8.3183% 1/15/12 (d)(e)	5,000	5,125
Radio One, Inc. 8.875% 7/1/11	3,715	3,887
		31,330
Building Materials – 1.5%
Building Materials Corp. of America 7.75% 8/1/14	11,955	11,985
Goodman Global Holdings, Inc. 7.4913% 6/15/12 (e)	2,955	3,014
Maax Holdings, Inc. 0% 12/15/12 (c)	2,750	1,265
Nortek, Inc. 8.5% 9/1/14	9,255	9,521
RMCC Acquisition Co. 9.5% 11/1/12 (d)	22,005	22,775
Texas Industries, Inc. 7.25% 7/15/13	6,670	6,837
		55,397
Cable TV – 3.4%
Cablevision Systems Corp.:
8% 4/15/12	14,125	14,160
9.62% 4/1/09 (e)	9,130	9,678
CCH I LLC / CCH I Capital Corp. 11% 10/1/15	6,104	5,333
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75%
11/15/13	3,000	2,933
Charter Communications Operating LLC/Charter
Communications Operating Capital Corp. 8%
4/30/12 (d)	13,380	13,380
CSC Holdings, Inc.:
7.625% 4/1/11	16,870	17,123
7.625% 7/15/18	1,465	1,465

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Cable TV – continued
EchoStar DBS Corp.:
5.75% 10/1/08	$9,940	$9,791
7.125% 2/1/16 (d)	19,010	18,582
FrontierVision Operating Partners LP/FrontierVision
Capital Corp. 11% 10/15/06 (g)	2,000	2,730
Kabel Deutschland GmbH 10.625% 7/1/14 (d)	5,270	5,678
Rogers Cable, Inc. 6.75% 3/15/15	14,310	14,238
Videotron Ltee 6.875% 1/15/14	12,670	12,622
		127,713
Capital Goods – 1.8%
Case New Holland, Inc.:
7.125% 3/1/14 (d)	8,610	8,481
9.25% 8/1/11	4,920	5,215
Chart Industries, Inc. 9.125% 10/15/15 (d)	5,040	5,317
Columbus McKinnon Corp. 8.875% 11/1/13	1,240	1,290
Hawk Corp. 8.75% 11/1/14	4,189	4,210
Invensys PLC 9.875% 3/15/11 (d)	29,835	31,476
Sensus Metering Systems, Inc. 8.625% 12/15/13	3,950	3,841
Terex Corp.:
9.25% 7/15/11	2,000	2,130
10.375% 4/1/11	5,000	5,275
		67,235
Chemicals – 1.4%
BCP Crystal U.S. Holdings Corp. 9.625% 6/15/14	8,010	8,811
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp.
Series B, 0% 10/1/14 (c)	6,595	5,161
Equistar Chemicals LP/Equistar Funding Corp. 10.625%
5/1/11	16,700	18,203
Lyondell Chemical Co.:
9.5% 12/15/08	12,389	12,885
9.625% 5/1/07	1,875	1,936
NOVA Chemicals Corp. 6.5% 1/15/12	3,150	2,922
Phibro Animal Health Corp. 13% 12/1/07 unit	2,942	3,030
		52,948
Consumer Products – 1.0%
ALH Finance LLC/ALH Finance Corp. 8.5% 1/15/13	1,245	1,220
Jostens IH Corp. 7.625% 10/1/12	3,300	3,275
K2, Inc. 7.375% 7/1/14	16,450	16,450
NPI Merger Corp.:
9.23% 10/15/13 (d)(e)	5,100	5,215
10.75% 4/15/14 (d)	2,700	2,784

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Consumer Products – continued
Riddell Bell Holdings, Inc. 8.375% 10/1/12	$3,220	$3,212
The Scotts Co. 6.625% 11/15/13	4,080	4,039
		36,195
Containers – 1.5%
AEP Industries, Inc. 7.875% 3/15/13	1,720	1,750
Berry Plastics Corp. 10.75% 7/15/12	5,060	5,515
BWAY Corp. 10% 10/15/10	8,735	9,237
Graham Packaging Co. LP/ GPC Capital Corp. 8.5%
10/15/12	3,080	3,126
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14	5,330	5,117
7.75% 5/15/11	3,750	3,853
8.25% 5/15/13	3,000	3,075
8.75% 11/15/12	3,000	3,203
8.875% 2/15/09	4,000	4,140
Owens-Illinois, Inc.:
7.35% 5/15/08	2,020	2,030
7.5% 5/15/10	14,000	14,000
		55,046
Diversified Financial Services – 0.5%
E*TRADE Financial Corp. 7.375% 9/15/13	3,310	3,376
Residential Capital Corp.:
6.335% 6/29/07 (e)	10,000	10,044
6.375% 6/30/10	4,655	4,635
6.875% 6/30/15	1,375	1,394
		19,449
Diversified Media – 0.9%
Advanstar Communications, Inc. 10.75% 8/15/10	3,560	3,867
Affinion Group, Inc. 11.5% 10/15/15 (d)	2,250	2,306
CanWest Media, Inc. 8% 9/15/12	2,660	2,680
LBI Media Holdings, Inc. 0% 10/15/13 (c)	8,870	6,741
LBI Media, Inc. 10.125% 7/15/12	9,390	10,094
Liberty Media Corp. 5.7% 5/15/13	9,790	9,105
		34,793
Electric Utilities – 8.3%
AES Corp.:
8.75% 6/15/08	1,628	1,699
8.75% 5/15/13 (d)	26,680	28,914
8.875% 2/15/11	906	976
9% 5/15/15 (d)	3,295	3,587

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Electric Utilities – continued
AES Corp.: – continued
9.375% 9/15/10	$13,149	$14,332
9.5% 6/1/09	17,342	18,664
AES Gener SA 7.5% 3/25/14	7,915	8,133
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (d)	14,485	15,752
Aquila, Inc. 14.875% 7/1/12	4,405	5,991
Calpine Generating Co. LLC 8.43% 4/1/09 (e)	5,000	5,188
CMS Energy Corp.:
7.75% 8/1/10	22,460	23,302
8.5% 4/15/11	11,175	12,041
8.9% 7/15/08	19,995	21,145
9.875% 10/15/07	8,860	9,369
Dynegy Holdings, Inc. 8.375% 5/1/16 (d)	5,000	4,988
Mirant Americas Generation LLC 8.3% 5/1/11	5,990	6,185
Mirant North America LLC/Mirant North America
Finance Corp. 7.375% 12/31/13 (d)	5,510	5,531
Nevada Power Co.:
5.875% 1/15/15	2,950	2,845
5.95% 3/15/16 (d)	3,070	2,966
9% 8/15/13	1,886	2,065
10.875% 10/15/09	2,595	2,780
NorthWestern Energy Corp. 5.875% 11/1/14	1,500	1,485
NRG Energy, Inc.:
7.25% 2/1/14	29,460	29,570
7.375% 2/1/16	37,835	38,071
Reliant Energy, Inc. 6.75% 12/15/14	4,370	3,977
Sierra Pacific Power Co. 6.25% 4/15/12	2,270	2,252
Sierra Pacific Resources:
6.75% 8/15/17	4,320	4,277
7.803% 6/15/12	5,000	5,250
TECO Energy, Inc.:
6.125% 5/1/07	10,905	10,905
6.68% 5/1/10 (e)	7,370	7,554
Tenaska Alabama Partners LP 7% 6/30/21 (d)	3,325	3,284
Western Resources, Inc. 7.125% 8/1/09	3,940	4,078
		307,156
Energy – 6.2%
ANR Pipeline, Inc. 8.875% 3/15/10	2,395	2,539
Atlas Pipeline Partners LP / Atlas Pipeline Partners
Finance Corp. 8.125% 12/15/15 (d)	5,080	5,207

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Energy – continued
Chesapeake Energy Corp.:
6.5% 8/15/17	$9,190	$8,845
6.5% 8/15/17 (d)	25,000	24,063
7.5% 9/15/13	4,000	4,130
7.5% 6/15/14	6,430	6,623
Dresser-Rand Group, Inc. 7.375% 11/1/14	3,693	3,785
El Paso Corp.:
6.5% 5/15/06 (d)	8,680	8,680
6.5% 6/1/08 (d)	10,660	10,671
7.5% 8/15/06 (d)	16,940	17,014
7.625% 9/1/08 (d)	7,970	8,145
7.75% 6/15/10 (d)	7,795	8,019
7.875% 6/15/12	10,430	10,795
10.75% 10/1/10 (d)	770	866
El Paso Energy Corp.:
6.95% 12/15/07	1,480	1,489
7.375% 12/15/12	8,485	8,570
El Paso Production Holding Co. 7.75% 6/1/13	12,115	12,539
Hanover Compressor Co.:
7.5% 4/15/13	1,410	1,424
8.625% 12/15/10	2,030	2,126
9% 6/1/14	3,710	3,988
Harvest Operations Corp. 7.875% 10/15/11	3,710	3,627
Kerr-McGee Corp. 6.875% 9/15/11	1,880	1,960
Markwest Energy Partners LP/ Markwest Energy Finance
Corp. 6.875% 11/1/14	3,630	3,449
Northwest Pipeline Corp. 8.125% 3/1/10	2,220	2,325
Plains Exploration & Production Co. 7.125% 6/15/14	2,220	2,253
Premcor Refining Group, Inc. 9.25% 2/1/10	5,000	5,300
Pride International, Inc. 7.375% 7/15/14	3,650	3,796
Range Resources Corp. 7.375% 7/15/13	8,500	8,670
Sonat, Inc.:
6.625% 2/1/08	12,595	12,579
6.75% 10/1/07	520	523
7.625% 7/15/11	1,485	1,515
Southern Natural Gas Co. 8.875% 3/15/10	2,810	2,979
Stone Energy Corp. 6.75% 12/15/14	1,720	1,733
Targa Resources, Inc./Targa Resources Finance Corp.
8.5% 11/1/13 (d)	3,190	3,230
Williams Companies, Inc.:
6.375% 10/1/10 (d)	9,860	9,823

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Energy – continued
Williams Companies, Inc.: – continued
7.125% 9/1/11	$11,320	$11,631
8.75% 3/15/32	5,000	5,722
		230,633
Environmental – 0.8%
Allied Waste North America, Inc.:
5.75% 2/15/11	8,475	8,072
8.5% 12/1/08	21,150	22,313
		30,385
Food and Drug Retail – 0.7%
Ahold Finance USA, Inc. 8.25% 7/15/10	3,225	3,406
Jean Coutu Group, Inc.:
7.625% 8/1/12	2,370	2,329
8.5% 8/1/14	6,655	6,222
Rite Aid Corp. 12.5% 9/15/06	8,565	8,768
Stater Brothers Holdings, Inc. 8.41% 6/15/10 (e)	5,560	5,650
		26,375
Food/Beverage/Tobacco – 1.1%
Dean Foods Co. 8.15% 8/1/07	5,198	5,276
Doane Pet Care Co. 10.75% 3/1/10	7,375	8,039
National Beef Packing Co. LLC/National Beef Finance
Corp. 10.5% 8/1/11	20,960	21,222
Swift & Co. 10.125% 10/1/09	845	866
United Agriculture Products, Inc. 8.25% 12/15/11	6,582	6,862
		42,265
Gaming – 2.6%
Mandalay Resort Group 9.5% 8/1/08	5,385	5,762
MGM MIRAGE:
5.875% 2/27/14	11,850	11,006
6% 10/1/09	980	965
6.625% 7/15/15	4,920	4,760
6.75% 9/1/12	9,860	9,774
9.75% 6/1/07	4,850	5,032
Mirage Resorts, Inc. 7.25% 10/15/06	5,000	5,030
Park Place Entertainment Corp. 8.125% 5/15/11	3,000	3,248
Penn National Gaming, Inc. 6.875% 12/1/11	8,970	8,970
San Pasqual Casino Development Group, Inc. 8%
9/15/13 (d)	6,540	6,524
Station Casinos, Inc.:
6% 4/1/12	5,640	5,471

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Gaming – continued
Station Casinos, Inc.: – continued
6.625% 3/15/18 (d)	$7,145	$6,797
Trump Entertainment Resorts Holdings LP 8.5% 6/1/15	3,000	2,955
Virgin River Casino Corp./RBG LLC/B&BB, Inc. 9%
1/15/12	2,100	2,142
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
6.625% 12/1/14	17,340	16,820
		95,256
Healthcare – 7.0%
AmeriPath, Inc. 10.5% 4/1/13	7,620	8,115
AMR HoldCo, Inc./EmCare HoldCo, Inc. 10% 2/15/15	5,430	5,769
Athena Neurosciences Finance LLC 7.25% 2/21/08	5,000	4,925
Bio-Rad Laboratories, Inc. 6.125% 12/15/14	5,000	4,800
Carriage Services, Inc. 7.875% 1/15/15	5,170	5,209
Community Health Systems, Inc. 6.5% 12/15/12	6,970	6,761
CRC Health Group, Inc. 10.75% 2/1/16 (d)	4,750	4,881
DaVita, Inc.:
6.625% 3/15/13	9,980	9,855
7.25% 3/15/15	23,915	23,855
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11	4,260	4,047
HCA, Inc.:
5.5% 12/1/09	17,755	17,256
5.75% 3/15/14	6,895	6,412
6.375% 1/15/15	2,510	2,424
6.5% 2/15/16	7,660	7,411
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%
6/15/14	13,080	13,145
Mylan Laboratories, Inc.:
5.75% 8/15/10	3,580	3,486
6.375% 8/15/15	4,970	4,858
Omega Healthcare Investors, Inc. 7% 1/15/16	8,000	7,820
Psychiatric Solutions, Inc.:
7.75% 7/15/15	8,220	8,384
10.625% 6/15/13	5,249	5,892
ResCare, Inc. 7.75% 10/15/13	8,585	8,628
Senior Housing Properties Trust 7.875% 4/15/15	1,833	1,893
Service Corp. International (SCI) 7% 6/15/17 (d)	8,900	8,722
Skilled Healthcare Group, Inc. 11% 1/15/14 (d)	7,350	7,791
Team Finance LLC / Health Finance Corp. 11.25%
12/1/13 (d)	13,300	13,732
Tenet Healthcare Corp.:
9.25% 2/1/15 (d)	13,605	13,877

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Healthcare – continued
Tenet Healthcare Corp.: – continued
9.875% 7/1/14	$11,925	$12,402
U.S. Oncology, Inc. 9% 8/15/12	6,120	6,518
Ventas Realty LP/Ventas Capital Corp.:
6.5% 6/1/16	18,020	17,615
6.625% 10/15/14	9,875	9,727
6.75% 6/1/10	4,810	4,822
		261,032
Homebuilding/Real Estate – 0.7%
Ahern Rentals, Inc. 9.25% 8/15/13	5,000	5,238
American Real Estate Partners/American Real Estate
Finance Corp. 7.125% 2/15/13	8,280	8,239
Standard Pacific Corp. 7.75% 3/15/13	4,000	3,960
Technical Olympic USA, Inc. 9% 7/1/10	5,000	5,088
WCI Communities, Inc. 6.625% 3/15/15	3,000	2,595
		25,120
Hotels – 0.5%
Gaylord Entertainment Co. 8% 11/15/13	2,910	2,994
Host Marriott LP:
6.375% 3/15/15	10,515	10,200
7.125% 11/1/13	4,865	4,938
		18,132
Insurance – 0.7%
Provident Companies, Inc. 7.25% 3/15/28	1,175	1,138
UnumProvident Corp.:
6.75% 12/15/28	6,795	6,353
7.625% 3/1/11	14,080	14,766
UnumProvident Finance Co. PLC 6.85% 11/15/15 (d)	5,000	5,025
		27,282
Leisure – 0.9%
Festival Fun Parks LLC 10.875% 4/15/14 (d)	6,540	6,581
Six Flags, Inc.:
9.625% 6/1/14	18,575	18,807
9.75% 4/15/13	2,925	2,969
Vail Resorts, Inc. 6.75% 2/15/14	3,640	3,508
		31,865
Metals/Mining – 1.4%
America Rock Salt Co. LLC 9.5% 3/15/14	3,920	3,959
Century Aluminum Co. 7.5% 8/15/14	2,510	2,610
Drummond Co., Inc. 7.375% 2/15/16 (d)	8,360	8,235

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Metals/Mining – continued
Foundation Pennsylvania Coal Co. 7.25% 8/1/14	$5,270	$5,310
Massey Energy Co. 6.875% 12/15/13 (d)	18,420	17,729
Novelis, Inc. 7.5% 2/15/15 (d)(e)	15,935	15,497
		53,340
Paper – 1.4%
Boise Cascade LLC/Boise Cascade Finance Corp.
7.125% 10/15/14	2,300	2,191
Catalyst Paper Corp. 8.625% 6/15/11	5,870	5,929
Georgia-Pacific Corp.:
8.125% 5/15/11	2,585	2,675
8.875% 5/15/31	5,320	5,586
9.5% 12/1/11	18,943	20,648
Norampac, Inc. 6.75% 6/1/13	4,480	4,222
P.H. Glatfelter Co. 7.125% 5/1/16 (d)	1,470	1,481
Stone Container Corp.:
8.375% 7/1/12	3,000	2,918
9.75% 2/1/11	5,000	5,125
		50,775
Publishing/Printing – 1.3%
Cenveo Corp. 7.875% 12/1/13	5,000	4,838
Dex Media West LLC/Dex Media West Finance Co.
9.875% 8/15/13	3,650	4,015
Dex Media, Inc. 8% 11/15/13	6,555	6,719
Houghton Mifflin Co.:
8.25% 2/1/11	8,955	9,302
9.875% 2/1/13	22,521	24,323
		49,197
Railroad – 0.3%
Kansas City Southern Railway Co. 7.5% 6/15/09	1,220	1,232
Progress Rail Services Corp./Progress Metal Reclamation
Co. 7.75% 4/1/12 (d)	9,860	10,254
TFM SA de CV yankee 10.25% 6/15/07	860	894
		12,380
Restaurants – 1.2%
Carrols Corp. 9% 1/15/13	17,725	17,991
Landry’s Seafood Restaurants, Inc. 7.5% 12/15/14	15,595	14,971
NE Restaurant, Inc. 10.75% 7/15/08	3,180	2,942
Uno Restaurant Corp. 10% 2/15/11 (d)	8,755	7,048
		42,952

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Services – 2.9%
Ashtead Holdings PLC 8.625% 8/1/15 (d)	$3,300	$3,416
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.576% 5/15/14 (d)(e)	1,360	1,397
7.625% 5/15/14 (d)	3,620	3,683
Corrections Corp. of America:
6.25% 3/15/13	16,770	16,015
6.75% 1/31/14	5,130	5,015
FTI Consulting, Inc. 7.625% 6/15/13	2,000	2,080
Hertz Corp.:
8.875% 1/1/14 (d)	17,270	18,306
10.5% 1/1/16 (d)	9,990	10,989
Hydrochem Industrial Services, Inc. 9.25% 2/15/13 (d)	12,010	11,920
Iron Mountain, Inc. 6.625% 1/1/16	4,665	4,397
Neff Rent LLC/Neff Finance Corp. 11.25% 6/15/12 (d)	9,620	10,630
United Rentals North America, Inc. 7% 2/15/14	21,705	20,837
		108,685
Shipping – 1.8%
American Commercial Lines LLC/ACL Finance Corp.
9.5% 2/15/15	9,143	10,080
Gulfmark Offshore, Inc. 7.75% 7/15/14	2,000	2,020
H-Lines Finance Holding Corp. 0% 4/1/13 (c)	1,811	1,539
Hornbeck Offshore Services, Inc. 6.125% 12/1/14	3,625	3,480
OMI Corp. 7.625% 12/1/13	3,160	3,207
Seabulk International, Inc. 9.5% 8/15/13	7,985	8,863
Ship Finance International Ltd. 8.5% 12/15/13	35,500	33,370
Teekay Shipping Corp. 8.875% 7/15/11	5,000	5,425
		67,984
Steels – 1.1%
California Steel Industries, Inc. 6.125% 3/15/14	10,490	9,966
Edgen Corp. 9.875% 2/1/11 (d)	4,060	4,050
Gerdau AmeriSteel Corp./GUSAP Partners 10.375%
7/15/11	11,555	12,653
International Steel Group, Inc. 6.5% 4/15/14	8,335	8,158
RathGibson, Inc. 11.25% 2/15/14 (d)	6,910	7,428
		42,255
Super Retail – 3.4%
Asbury Automotive Group, Inc.:
8% 3/15/14	21,685	21,685
9% 6/15/12	10,835	11,106
AutoNation, Inc. 7.0138% 4/15/13 (d)(e)	2,680	2,720

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Super Retail – continued
Couche Tard U.S. LP /Couche Tard Financing Corp.
7.5% 12/15/13	$5,785	$5,930
Dillard’s, Inc. 6.69% 8/1/07	14,045	14,098
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12 (d)	17,575	17,575
Linens ’n Things, Inc. / Linens ’n Things Center, Inc.
10.3656% 1/15/14 (d)(e)	10,000	10,150
Neiman Marcus Group, Inc. 9% 10/15/15 (d)	17,960	19,083
Sonic Automotive, Inc. 8.625% 8/15/13	23,995	24,655
		127,002
Technology – 6.3%
Activant Solutions, Inc. 9.5% 5/1/16 (d)	3,320	3,366
Amkor Technology, Inc.:
7.75% 5/15/13	6,550	6,239
9.25% 2/15/08	1,755	1,838
Avago Technologies Finance Ltd. 10.125% 12/1/13 (d)	17,880	19,355
Celestica, Inc. 7.875% 7/1/11	14,930	15,266
Freescale Semiconductor, Inc.:
6.875% 7/15/11	8,560	8,688
7.125% 7/15/14	10,760	11,029
7.8183% 7/15/09 (e)	7,350	7,515
IKON Office Solutions, Inc. 7.75% 9/15/15	19,550	20,088
Lucent Technologies, Inc.:
6.45% 3/15/29	21,750	19,249
6.5% 1/15/28	1,445	1,268
MagnaChip Semiconductor SA/MagnaChip
Semiconductor Finance Co.:
6.875% 12/15/11	1,905	1,829
8.16% 12/15/11 (e)	1,740	1,749
New ASAT Finance Ltd. 9.25% 2/1/11	5,940	5,094
Sanmina-SCI Corp. 8.125% 3/1/16	9,390	9,519
SERENA Software, Inc. 10.375% 3/15/16 (d)	3,970	4,208
SunGard Data Systems, Inc.:
9.125% 8/15/13 (d)	28,040	29,933
9.4306% 8/15/13 (d)(e)	7,870	8,342
Xerox Capital Trust I 8% 2/1/27	26,080	26,928
Xerox Corp.:
6.875% 8/15/11	10,000	10,175
7.125% 6/15/10	6,480	6,650
7.625% 6/15/13	14,500	15,189
		233,517

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Telecommunications – 6.5%
Centennial Communications Corp. 10.74% 1/1/13 (e)	$8,000	$8,370
Citizens Communications Co. 6.25% 1/15/13	7,135	6,939
Digicel Ltd. 9.25% 9/1/12 (d)	1,610	1,725
Dycom Investment, Inc. 8.125% 10/15/15	2,960	3,034
Hughes Network Systems LLC / HNS Finance Corp.
9.5% 4/15/14 (d)	5,000	5,100
Inmarsat Finance PLC 7.625% 6/30/12	2,420	2,481
Intelsat Ltd.:
6.5% 11/1/13	14,700	11,540
7.625% 4/15/12	10,485	8,965
Intelsat Subsidiary Holding Co. Ltd. 9.6094%
1/15/12 (e)	8,730	8,894
Level 3 Financing, Inc.:
11.4238% 3/15/11 (d)(e)	5,000	5,200
12.25% 3/15/13 (d)	10,000	10,700
Millicom International Cellular SA 10% 12/1/13	11,840	13,172
New Skies Satellites BV 9.5725% 11/1/11 (e)	4,490	4,580
Nextel Communications, Inc. 7.375% 8/1/15	22,580	23,462
Nordic Telephone Co. Holdings Aps 8.875% 5/1/16 (d)	4,920	5,117
PanAmSat Corp. 9% 8/15/14	3,105	3,264
Qwest Communications International, Inc.:
7.25% 2/15/11	4,485	4,496
7.5% 2/15/14	15,725	15,823
7.5% 2/15/14	1,840	1,877
Qwest Corp.:
7.625% 6/15/15	11,890	12,603
8.16% 6/15/13 (e)	20,090	21,898
Rogers Communications, Inc.:
6.375% 3/1/14	17,930	17,482
7.25% 12/15/12	3,310	3,418
7.5% 3/15/15	8,790	9,197
8% 12/15/12	3,790	3,965
8.035% 12/15/10 (e)	5,330	5,490
Rural Cellular Corp. 8.25% 3/15/12 (d)	5,440	5,712
U.S. West Capital Funding, Inc. 6.375% 7/15/08	6,000	5,940
U.S. West Communications:
5.625% 11/15/08	5,000	4,900
6.875% 9/15/33	4,920	4,576
		239,920

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Textiles & Apparel – 0.1%
Levi Strauss & Co. 9.74% 4/1/12 (e)	$3,810	$3,967
TOTAL NONCONVERTIBLE BONDS
(Cost $2,904,097)		2,950,557

Common Stocks — 1.0%
	Shares
Cable TV – 0.4%
EchoStar Communications Corp. Class A (a)	150,860	4,662
NTL, Inc. (a)	411,767	11,315
		15,977
Consumer Products – 0.1%
Revlon, Inc. Class A (sub. vtg.) (a)	1,632,328	5,305
Containers – 0.0%
Trivest 1992 Special Fund Ltd. (a)(f)	13,662,268	68
Energy – 0.1%
El Paso Corp.	300,000	3,873
Technology – 0.1%
Xerox Corp. (a)	300,000	4,212
Telecommunications – 0.2%
Sprint Nextel Corp.	227,548	5,643
Textiles & Apparel – 0.1%
Arena Brands Holding Corp. Class B (f)	143,778	2,147
TOTAL COMMON STOCKS
(Cost $33,158)		37,225

Nonconvertible Preferred Stocks — 0.0%

Automotive – 0.0%
Cambridge Industries, Inc. (liquidation trust) (a)
(Cost $0)	2,303,017	23

Floating Rate Loans — 8.7%
	Principal
	Amount (000s)
Air Transportation – 0.3%
UAL Corp.:
Tranche B, term loan 8.625% 2/1/12 (e)	$8,698	8,828

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments - continued

Floating Rate Loans – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Air Transportation – continued
UAL Corp.: – continued
Tranche DD, term loan 8.75% 2/1/12 (e)	$1,243	$1,261
US Airways Group, Inc. term loan 8.5% 3/31/11 (e)	1,500	1,519
		11,608
Automotive – 0.1%
Lear Corp. term loan 7.57% 4/25/12 (e)	5,000	5,006
Cable TV – 1.3%
Charter Communications Operating LLC Tranche B, term
loan 7.755% 4/28/13 (e)	16,818	16,881
CSC Holdings, Inc. Tranche B, term loan 6.6643%
3/29/13 (e)	17,050	17,093
Hilton Head Communications LP:
revolver loan 7.75% 9/30/07 (e)	2,512	2,424
Tranche B, term loan 9% 3/31/08 (e)	5,833	5,629
NTL Cable PLC term loan 10.3313% 3/3/07 (e)	4,200	4,200
Olympus Cable Holdings LLC Tranche A, term loan 9%
6/30/10 (e)	1,800	1,755
		47,982
Capital Goods – 0.3%
Invensys International Holding Ltd.:
term loan 9.4313% 12/5/09 (e)	8,000	8,160
Tranche B1, term loan 8.5013% 9/4/09 (e)	1,391	1,405
		9,565
Chemicals – 0.1%
INEOS US Finance:
Tranche B, term loan 7.3392% 1/31/13 (e)	785	795
Tranche C, term loan 7.8392% 1/31/14 (e)	785	795
Solutia, Inc. Tranche B, term loan 8.33% 3/31/07 (e)	550	555
		2,145
Consumer Products – 0.0%
NPI Merger Corp. term loan 7.0225% 4/21/13 (e)	490	494
Electric Utilities – 0.6%
Mirant North America LLC/Mirant North America
Finance Corp. term loan 6.5988% 1/3/13 (e)	1,107	1,116
NRG Energy, Inc.:
Credit-Linked Deposit 6.9794% 2/1/13 (e)	1,896	1,912
term loan 6.82% 2/1/13 (e)	8,314	8,387

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Floating Rate Loans – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Electric Utilities – continued
Riverside Energy Center LLC:
term loan 9.3756% 6/24/11 (e)	$9,040	$9,130
Credit-Linked Deposit 9.3756% 6/24/11 (e)	425	429
		20,974
Energy – 0.4%
Coffeyville Resources LLC:
Credit-Linked Deposit 7.3% 7/8/11 (e)	504	509
Tranche 2, term loan 11.75% 7/8/13 (e)	8,540	8,754
Tranche B1, term loan 7.5034% 7/8/12 (e)	750	758
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 7.1044% 10/31/12 (e)	722	729
term loan 7.2565% 10/31/12 (e)	2,993	3,023
		13,773
Gaming – 0.5%
Venetian Macau Ltd. Tranche B, term loan:
4/7/12 (h)	6,667	6,667
7.83% 4/7/13 (e)	13,333	13,467
		20,134
Healthcare – 0.9%
Concentra Operating Corp. term loan 6.69%
9/30/11 (e)	1,243	1,253
DaVita, Inc. Tranche B, term loan 6.9456% 10/5/12 (e)	30,129	30,317
Multiplan, Inc. term loan 6.86% 4/12/13 (e)	490	495
		32,065
Paper – 1.5%
Boise Cascade Holdings LLC Tranche D, term loan
6.7518% 10/26/11 (e)	4,565	4,617
Georgia-Pacific Corp.:
Tranche 2, term loan 7.9393% 12/23/13 (e)	17,140	17,483
Tranche B, term loan 6.8847% 12/23/12 (e)	33,915	34,085
		56,185
Services – 0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
term loan 6.35% 4/19/12 (e)	13,500	13,500
Hertz Corp.:
Credit-Linked Deposit 7.18% 12/21/12 (e)	367	369
Tranche B, term loan 7.0171% 12/21/12 (e)	2,497	2,513
Tranche DD, term loan 12/21/12 (e)(h)	430	431
		16,813

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments - continued

Floating Rate Loans – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Super Retail – 0.8%
Toys ’R’ US, Inc. term loan 7.8256% 12/9/08 (e)	$30,000	$30,075
Technology – 1.5%
Infor Global Solutions AG:
Tranche 1, term loan 7.8% 4/18/11 (e)	10,804	10,804
Tranche 2, term loan 12.05% 4/18/12 (e)	8,249	8,290
SunGard Data Systems, Inc. Tranche B, term loan
7.215% 2/10/13 (e)	38,097	38,573
		57,667

TOTAL FLOATING RATE LOANS
(Cost $322,081)		324,486

Money Market Funds — 10.6%
	Shares
Fidelity Cash Central Fund, 4.8% (b)
(Cost $391,393)	391,393,083	391,393

TOTAL INVESTMENT PORTFOLIO – 99.7%
(Cost $3,650,729)		3,703,684

NET OTHER ASSETS – 0.3%		11,928
NET ASSETS – 100%		$3,715,612

See accompanying notes which are an integral part of the financial statements. Annual Report 28

Legend

(a)	Non-income producing

(b)	Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $667,190,000 or 18.0% of net assets.

(e)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f)	Restricted securities – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,215,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97	5,807
Trivest 1992 Special Fund Ltd.	7/30/92	—

(g)	Non-income producing – Issuer is in default.

(h)	Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $7,097,000 and $7,098,000, respectively. The coupon rate will be determined at time of settlement.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Income earned
Fund	(Amount in Thousands)
Fidelity Cash Central Fund	$11,249

Income Tax Information

At April 30, 2006, the fund had a capital loss carryforward of approximately $897,498,000 of which $158,032,000, $461,978,000 and $277,488,000 will expire on April 30, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per-share amount)		April 30, 2006

Assets
Investment in securities, at value — See accompanying
schedule:
Unaffiliated issuers (cost $3,259,336)	$3,312,291
Affiliated Central Funds (cost $391,393)	391,393
Total Investments (cost $3,650,729)		$3,703,684
Cash		42,244
Receivable for investments sold		9,906
Receivable for fund shares sold		5,051
Interest receivable		64,752
Prepaid expenses		9
Other affiliated receivables		1
Other receivables		17
Total assets		3,825,664

Liabilities
Payable for investments purchased	$101,686
Payable for fund shares redeemed	3,468
Distributions payable	2,372
Accrued management fee	1,747
Other affiliated payables	545
Other payables and accrued expenses	234
Total liabilities		110,052

Net Assets		$3,715,612
Net Assets consist of:
Paid in capital		$4,535,568
Undistributed net investment income		26,205
Accumulated undistributed net realized gain (loss)
on investments		(899,116)
Net unrealized appreciation (depreciation)
on investments		52,955
Net Assets, for 419,052 shares outstanding		$3,715,612
Net Asset Value, offering price and redemption price per
($3,715,612 ÷ 419,052 shares)		$8.87

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Statement of Operations
Amounts in thousands	Year ended April 30, 2006

Investment Income
Dividends		$584
Interest		245,532
Income from affiliated Central Funds		11,249
Total income		257,365

Expenses
Management fee	$19,050
Transfer agent fees	5,048
Accounting fees and expenses	1,015
Independent trustees’ compensation	15
Custodian fees and expenses	62
Registration fees	127
Audit	138
Legal	17
Interest	3
Miscellaneous	111
Total expenses before reductions	25,586
Expense reductions	(144)	25,442

Net investment income		231,923
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		16,353
Change in net unrealized appreciation (depreciation) on
investment securities		59,713
Net gain (loss)		76,066
Net increase (decrease) in net assets resulting
from operations		$307,989

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Statements - continued

Statement of Changes in Net Assets
	Year ended	Year ended
	April 30,	April 30,
Amounts in thousands	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$231,923	$211,578
Net realized gain (loss)	16,353	58,361
Change in net unrealized appreciation (depreciation)	59,713	(126,353)
Net increase (decrease) in net assets resulting
from operations	307,989	143,586
Distributions to shareholders from net investment income	(230,109)	(228,080)
Share transactions
Proceeds from sales of shares	978,021	790,910
Reinvestment of distributions	199,616	192,193
Cost of shares redeemed	(568,145)	(791,972)
Net increase (decrease) in net assets resulting from
share transactions	609,492	191,131
Redemption fees	148	302
Total increase (decrease) in net assets	687,520	106,939

Net Assets
Beginning of period	3,028,092	2,921,153
End of period (including undistributed net investment
income of $26,205 and undistributed net investment
income of $27,904, respectively)	$3,715,612	$3,028,092

Other Information
Shares
Sold	110,778	88,597
Issued in reinvestment of distributions	22,598	21,560
Redeemed	(64,494)	(89,157)
Net increase (decrease)	68,882	21,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Financial Highlights

Years ended April 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning
of period	$8.65	$8.87	$8.36	$8.08	$9.25
Income from Investment
Operations
Net investment incomeB	.614	.629	.672	.674	.836D,F
Net realized and unrealized
gain (loss)	.216	(.174)	.534	.219	(1.211)D,F
Total from investment
operations	.830	.455	1.206	.893	(.375)
Distributions from net
investment income	(.610)	(.676)	(.699)	(.616)	(.802)
Redemption fees added to paid
in capitalB	—E	.001	.003	.003	.007
Net asset value, end of period	$8.87	$8.65	$8.87	$8.36	$8.08
Total ReturnA	9.85%	5.18%	14.84%	12.15%	(3.86)%
Ratios to Average Net AssetsC
Expenses before reductions	.77%	.77%	.77%	.79%	.76%
Expenses net of fee waivers,
if any	.77%	.77%	.77%	.79%	.76%
Expenses net of all
reductions	.76%	.77%	.77%	.79%	.76%
Net investment income	6.97%	7.07%	7.67%	8.82%	9.90%D,F
Supplemental Data
Net assets, end of period
(in millions)	$3,716	$3,028	$2,921	$2,345	$1,552
Portfolio turnover rate	40%	65%	84%	81%	69%

A	Total returns would have been lower had certain expenses not been reduced during the periods shown.

B	Calculated based on average shares outstanding during the period.

C	Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D	Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

E	Amount represents less than $.001 per share.

F	As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended April 30, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.045 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 10.44% to 9.90%. The reclassification has no impact on the net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Notes to Financial Statements

For the period ended April 30, 2006 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity High Income Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are

Annual Report

34

1. Significant Accounting Policies - continued

Security Valuation - continued recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assumed.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, partnerships deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$126,080
Unrealized depreciation		(52,051)
Net unrealized appreciation (depreciation)		74,029
Undistributed ordinary income		3,516
Capital loss carryforward		(897,498)

Cost for federal income tax purposes		$3,629,655

	35		Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	April 30, 2006	April 30, 2005
Ordinary Income	$230,109	$228,080

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Annual Report

36

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,643,820 and $1,212,390, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the fund’s average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .15% of average net assets.

Accounting Fees. FSC maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $6 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

37 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,940. The weighted average interest rate was 5.00% . At period end, there were no bank borrowings outstanding.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $6 for the period. In addition, through arrangements with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody and transfer agent expenses by $18 and $120, respectively.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 42% of the total outstanding shares of the fund.

Annual Report

38

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Fidelity High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity High Income Fund (a fund of Fidelity Fixed-Income Trust) at April 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity High Income Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts June 19, 2006

39 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 335 funds advised by FMR or an affiliate. Mr. McCoy oversees 337 funds advised by FMR or an affiliate. Mr. Gamper oversees 280 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

40

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of High Income (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present).

Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

*	Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

41 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Annual Report

42

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourc-ing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Annual Report

44

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

45 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Fixed-Income Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Fixed-Income Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a the Chairman of Inner-City Scholarship Fund.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of High Income. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005-present), Fidelity’s Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Dono-van also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998-2005).

Frederick D. Hoff, Jr. (41)

Year of Election or Appointment: 2000

Vice President of High Income. Mr. Hoff also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hoff worked as a research analyst, portfolio assistant, and manager. Mr. Hoff also serves as Vice President of FMR (1999) and FMR Co., Inc. (2001).

Annual Report

46

Name, Age; Principal Occupation Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of High Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of High Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of High Income. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at Pricewater-houseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of High Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Paul M. Murphy (59)

Year of Election or Appointment: 2005

Chief Financial Officer of High Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of High Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of High Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of High Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

48

Name, Age; Principal Occupation Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of High Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1990

Assistant Treasurer of High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of High Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of High Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schia-vone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

49 Annual Report

Distributions

A total of .14% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $83,386,000 of distributions paid during the period January 1, 2006 to April 30, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

50

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1			Ned C. Lautenbach
To elect a Board of Trustees.A			Affirmative	12,484,406,625.33	96.103
	# of	% of	Withheld	506,250,989.66	3.897
	Votes	Votes	TOTAL	12,990,657,614.99	100.000

Dennis J. Dirks			William O. McCoy
Affirmative	12,490,841,660.35	96.152	Affirmative	12,444,377,462.06	95.795
Withheld	499,815,954.64	3.848	Withheld	546,280,152.93	4.205
TOTAL	12,990,657,614.99	100.000	TOTAL	12,990,657,614.99	100.000

Albert R. Gamper, Jr.			Robert L. Reynolds
Affirmative	12,484,697,855.13	96.105	Affirmative	12,474,663,536.01	96.028
Withheld	505,959,759.86	3.895	Withheld	515,994,078.98	3.972
TOTAL	12,990,657,614.99	100.000	TOTAL	12,990,657,614.99	100.000

Robert M. Gates			Cornelia M. Small
Affirmative	12,463,041,831.69	95.938	Affirmative	12,488,479,519.53	96.134
Withheld	527,615,783.30	4.062	Withheld	502,178,095.46	3.866
TOTAL	12,990,657,614.99	100.000	TOTAL	12,990,657,614.99	100.000

George H. Heilmeier			William S. Stavropoulos
Affirmative	12,466,216,940.77	95.963	Affirmative	12,457,606,455.61	95.897
Withheld	524,440,674.22	4.037	Withheld	533,051,159.38	4.103
TOTAL	12,990,657,614.99	100.000	TOTAL	12,990,657,614.99	100.000

Edward C. Johnson 3d			Kenneth L. Wolfe
Affirmative	12,405,249,751.57	95.494	Affirmative	12,469,367,261.16	95.987
Withheld	585,407,863.41	4.506	Withheld	521,290,353.83	4.013
TOTAL	12,990,657,614.98	100.000	TOTAL	12,990,657,614.99	100.000
Stephen P. Jonas
			A Denotes trust-wide proposal and voting results.
Affirmative	12,473,931,200.89	96.022
Withheld	516,726,414.10	3.978
TOTAL	12,990,657,614.99	100.000

Marie L. Knowles
Affirmative	12,487,395,627.79	96.126
Withheld	503,261,987.19	3.874
TOTAL	12,990,657,614.98	100.000

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity High Income Fund

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for the fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub-advisory agreements for the fund with affiliates of FMR that allow FMR to obtain research, non-discretionary advice, or discretionary portfolio management at no additional expense to the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for the fund to access the research and investment advisory support services supplied by FRAC at no additional expense to the fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under the fund’s management contract or sub-advisory agreements; (ii) the investment process or strategies employed in the management of the fund’s assets; (iii) the nature or level of services provided under the fund’s management contract or sub-advisory agreements; (iv) the day-to-day management of the fund or the persons primarily responsible for such management; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of the Agreement would not necessitate prior shareholder approval of the Agreement or result in an assignment and termination of the fund’s management contract or sub-advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which the fund will not bear any additional management fees or expenses and under which the fund’s portfolio manager would not change, it did not consider the fund’s investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund’s management contract and sub-advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have

Annual Report

52

appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund’s Agreement is fair and reasonable, and that the fund’s Agreement should be approved.

53 Annual Report

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar-
anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.
Annual Report 54

To Visit Fidelity

For directions and hours,	Colorado	1415 West 22nd Street
please call 1-800-544-9797.	1625 Broadway	Oak Brook, IL
Arizona	Denver, CO	1572 East Golf Road
7001 West Ray Road	9185 East Westview Road	Schaumburg, IL
Chandler, AZ	Littleton, CO	3232 Lake Avenue
7373 N. Scottsdale Road	Connecticut	Wilmette, IL
Scottsdale, AZ	48 West Putnam Avenue	Indiana
California	Greenwich, CT	4729 East 82nd Street
815 East Birch Street	265 Church Street	Indianapolis, IN
Brea, CA	New Haven, CT	Kansas
1411 Chapin Avenue	300 Atlantic Street	5400 College Boulevard
Burlingame, CA	Stamford, CT	Overland Park, KS

851 East Hamilton Avenue	29 South Main Street	Maine
Campbell, CA	West Hartford, CT	Three Canal Plaza
19200 Von Karman Avenue	Delaware	Portland, ME
Irvine, CA	222 Delaware Avenue	Maryland
601 Larkspur Landing Circle	Wilmington, DE	7315 Wisconsin Avenue
Larkspur, CA	Florida	Bethesda, MD
10100 Santa Monica Blvd.	4400 N. Federal Highway	One W. Pennsylvania Ave.
Los Angeles, CA	Boca Raton, FL	Towson, MD

27101 Puerta Real	121 Alhambra Plaza	Massachusetts
Mission Viejo, CA	Coral Gables, FL	801 Boylston Street
73-575 El Paseo	2948 N. Federal Highway	Boston, MA
Palm Desert, CA	Ft. Lauderdale, FL	155 Congress Street
251 University Avenue	1907 West State Road 434	Boston, MA
Palo Alto, CA	Longwood, FL	300 Granite Street
123 South Lake Avenue	8880 Tamiami Trail, North	Braintree, MA
Pasadena, CA	Naples, FL	44 Mall Road
16995 Bernardo Ctr. Drive	3550 Tamiami Trail, South	Burlington, MA
Rancho Bernardo, CA	Sarasota, FL	405 Cochituate Road
1740 Arden Way	1502 N. Westshore Blvd.	Framingham, MA
Sacramento, CA	Tampa, FL	416 Belmont Street
7676 Hazard Center Drive	2465 State Road 7	Worcester, MA

San Diego, CA	Wellington, FL	Michigan
8 Montgomery Street	3501 PGA Boulevard	500 E. Eisenhower Pkwy.
San Francisco, CA	West Palm Beach, FL	Ann Arbor, MI
3793 State Street
Santa Barbara, CA	Georgia	280 Old N. Woodward Ave.
	3445 Peachtree Road, N.E.	Birmingham, MI
21701 Hawthorne Boulevard	Atlanta, GA	43420 Grand River Avenue
Torrance, CA	1000 Abernathy Road	Novi, MI
2001 North Main Street	Atlanta, GA	29155 Northwestern Hwy.
Walnut Creek, CA	Illinois	Southfield, MI
6300 Canoga Avenue
Woodland Hills, CA	One North LaSalle Street	Minnesota
	Chicago, IL	7600 France Avenue South
	875 North Michigan Ave.	Edina, MN
Chicago, IL

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

55 Annual Report

55

Missouri	Oregon	Washington, DC
8885 Ladue Road	16850 SW 72nd Avenue	1900 K Street, N.W.
Ladue, MO	Tigard, OR	Washington, DC

Nevada	Pennsylvania	Wisconsin
2225 Village Walk Drive	600 West DeKalb Pike	595 North Barker Road
Henderson, NV	King of Prussia, PA	Brookfield, WI

New Jersey	1735 Market Street
150 Essex Street	Philadelphia, PA
Millburn, NJ	12001 Perry Highway
56 South Street	Wexford, PA
Morristown, NJ	Rhode Island
396 Route 17, North	47 Providence Place
Paramus, NJ	Providence, RI

3518 Route 1 North	Tennessee
Princeton, NJ	6150 Poplar Avenue
530 Highway 35	Memphis, TN
Shrewsbury, NJ	Texas
New York	10000 Research Boulevard
1055 Franklin Avenue	Austin, TX
Garden City, NY	4001 Northwest Parkway
37 West Jericho Turnpike	Dallas, TX
Huntington Station, NY	12532 Memorial Drive
1271 Avenue of the Americas	Houston, TX
New York, NY	2701 Drexel Drive
61 Broadway	Houston, TX
New York, NY	6500 N. MacArthur Blvd.
350 Park Avenue	Irving, TX
New York, NY	6005 West Park Boulevard
200 Fifth Avenue	Plano, TX
New York, NY	14100 San Pedro
733 Third Avenue	San Antonio, TX
New York, NY	1576 East Southlake Blvd.
11 Penn Plaza	Southlake, TX
New York, NY	19740 IH 45 North
2070 Broadway	Spring, TX
New York, NY	Utah
1075 Northern Blvd.	215 South State Street
Roslyn, NY	Salt Lake City, UT

North Carolina	Virginia
4611 Sharon Road	1861 International Drive
Charlotte, NC	McLean, VA

Ohio	Washington
3805 Edwards Road	411 108th Avenue, N.E.
Cincinnati, OH	Bellevue, WA
1324 Polaris Parkway	1518 6th Avenue
Columbus, OH	Seattle, WA
28699 Chagrin Boulevard
Woodmere Village, OH

Annual Report 56

57 Annual Report

Annual Report

58

59 Annual Report

Annual Report

60

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY
The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FASTr) 1-800-544-5555
Automated line for quickest service

SPH-UANN-0606	Corporate Headquarters
1.784717.103	82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Inflation-Protected Bond Fund

Annual Report

April 30, 2006

Fidelity INVESTMENTS®

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s	6	The manager’s review of fund
Discussion		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	17	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent	37
Registered Public
Accounting Firm
Trustees and Officers	38
Distributions	49
Proxy Voting Results	50
Board Approval of	51
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis-
sion’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.
Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time-tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding —of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long-term success. The right mix of stocks, bonds and cash — aligned to your particular risk tolerance and investment objective — is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities — which historically have been the best performing asset class over time — is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle — investing regularly — can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy — known as dollar cost averaging — also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Edward C. Johnson 3d

Annual Report

4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Inflation-Protected Bond’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended April 30, 2006	Past 1	Life of
	year	fundA
Inflation-Protected Bond	--1.42%	6.10%

A From June 26, 2002.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Inflation-Protected Bond on June 26, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® U.S. Treasury Inflation-Protected Securities Index performed over the same period.
5 Annual Report

Management’s Discussion of Fund Performance

Comments from William Irving, Portfolio Manager of Fidelity® Inflation-Protected Bond Fund
The overall U.S. investment-grade bond market had a modestly positive return for the year ending April 30, 2006. Citing the need to tighten monetary supply to help contain inflation, the Federal Reserve Board raised short-term interest rates eight more times, hoisting the federal funds target rate to 4.75% . That marked its highest level since spring 2001, and the latest in a string of 15 consecutive increases since June 2004. The Fed’s actions contributed to a yield of more than 5.00% for the 10-year Treasury note, a threshold it last crossed in June 2002. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index — a measure of the taxable, investment-grade bond market — gained 0.71% . Among the major components of the benchmark, mortgage-backed securities fared best on an absolute basis, helped by positive supply and demand dynamics. Agency bonds finished second, while corporates barely posted a positive return after coming under pressure from high-profile downgrades in the automobile industry. Treasuries posted a slight loss.
During the past 12 months, Inflation-Protected Bond returned -1.42% . In comparison, the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index returned -1.12% and the LipperSM Treasury Inflation-Protected Securities Funds Average returned -1.59% . Rising interest rates put pressure on all bonds, including TIPS. However, TIPS lagged conventional Treasuries due to assurances from the Fed that long-term inflation pressures remained tightly controlled and a decline in the TIPS’ inflation adjustment amid falling energy prices after a post-Hurricane Katrina surge in the cost of oil and natural gas. The biggest boost to the fund’s performance relative to the index was my focus on investments not included in the index. An out-of-index investment in derivates known as total return swaps aided the fund’s returns. They work like this: I sold TIPS to other investors and placed the proceeds in the Fidelity Ultra-Short Central Fund, a diversified pool of short-term assets designed to increase returns on cash-like investments. The counterparties have since paid the fund the cash flows from the TIPS I sold them in return for a fee the fund paid. This fee was less than Ultra-Short Central’s yield. Overall, the fund’s stake in the Ultra-Short Central Fund — which made up about 7.5% of net assets on average throughout the period and 20.2% at the end of the period — worked in the fund’s favor. Detracting from performance was an overweighting relative to the index in long-maturity TIPS, which were some of the market’s worst performers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 to April 30, 2006).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7 Annual Report

Shareholder Expense Example - continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	November 1, 2005
	November 1, 2005	April 30, 2006	to April 30, 2006
Class A
Actual	$1,000.00	$988.10	$3.20
HypotheticalA	$1,000.00	$1,021.57	$3.26
Class T
Actual	$1,000.00	$987.60	$3.70
HypotheticalA	$1,000.00	$1,021.08	$3.76
Class B
Actual	$1,000.00	$983.50	$6.89
HypotheticalA	$1,000.00	$1,017.85	$7.00
Class C
Actual	$1,000.00	$983.00	$7.38
HypotheticalA	$1,000.00	$1,017.36	$7.50
Inflation-Protected Bond
Actual	$1,000.00	$988.10	$2.22
HypotheticalA	$1,000.00	$1,022.56	$2.26
Institutional Class
Actual	$1,000.00	$987.90	$2.46
HypotheticalA	$1,000.00	$1,022.32	$2.51

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central fund in which the fund invests are not included in the fund’s annualized expense ratio.

Annualized
Expense Ratio
Class A	.65%
Class T	.75%
Class B	1.40%
Class C	1.50%
Inflation-Protected Bond	.45%
Institutional Class	.50%

Annual Report

8

Investment Changes

Coupon Distribution as of April 30, 2006
	% of fund’s	% of fund’s investments
	investments	6 months ago
Less than 1%	0.7	4.4
1 – 1.99%	15.4	14.3
2 – 2.99%	31.5	33.2
3 – 3.99%	31.8	37.8
4 – 4.99%	1.7	4.7
5 – 5.99%	11.3	0.6
6% and over	1.1	0.2

Coupon distribution shows the range of stated interest rates on the fund’s investments, excluding short term investments.

The coupon rates on inflation protected bonds tend to be lower than their nominal bond counterparts since inflation protected bonds get adjusted for actual inflation, while nominal bond coupon rates include a component for expected inflation. Please refer to the fund’s prospectus for more information.

Average Years to Maturity as of April 30, 2006
6 months ago
Years	9.8		9.7

Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund’s bonds, weighted by dollar amount.

Duration as of April 30, 2006
6 months ago
Years	5.3		5.3

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

9 Annual Report

Investments April 30, 2006
Showing Percentage of Net Assets

U.S. Treasury Inflation Protected Obligations — 79.2%
	Principal	Value (Note 1)
	Amount
U.S. Treasury Inflation-Indexed Bonds:
2% 1/15/26	$15,015,750	$13,962,750
2.375% 1/15/25	127,572,882	126,000,702
3.625% 4/15/28	170,936,035	205,576,036
3.875% 4/15/29	98,139,132	122,993,640
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	9,910,971	9,423,446
1.625% 1/15/15 (b)	75,439,150	71,092,050
1.875% 7/15/13	179,306,693	174,072,308
1.875% 7/15/15	30,644,100	29,414,400
2% 1/15/14	350,168,189	341,694,774
2% 1/15/16	82,086,100	79,356,320
3% 7/15/12	151,611,488	157,985,800
3.375% 1/15/12	48,898,115	51,871,026
3.625% 1/15/08	18,078,648	18,624,018
3.875% 1/15/09	6,057,500	6,357,600
4.25% 1/15/10	2,527,212	2,720,710
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS
(Cost $1,441,110,741)		1,411,145,580

Asset-Backed Securities — 0.3%

Ameriquest Mortgage Securities, Inc. Series 2004-R10
Class M1, 5.6594% 11/25/34 (c)	1,375,000	1,382,482
Bear Stearns Asset Backed Securities NIMS Trust Series
2004-HE8N Class A1, 5% 9/25/34 (a)	177,740	177,220
Countrywide Home Loans, Inc. Series 2004-2 Class
M1, 5.4594% 5/25/34 (c)	690,000	692,023
First Franklin NIMS Trust Series 2004-FF4A Class N,
5.75% 6/25/34 (a)	54,404	54,347
GSAMP Trust Series 2004-HE1N Class N1, 5%
5/25/34 (a)	171,933	171,503
Home Equity Asset Trust Series 2003-8 Class M1,
5.6794% 4/25/34 (c)	1,290,000	1,302,378
New Century Home Equity Loan Trust Series 2003-1
Class M2, 7.0094% 2/25/33 (c)	1,395,000	1,400,787
Specialty Underwriting & Residential Finance Series
2003-BC3 Class M2, 6.5594% 8/25/34 (c)	580,000	586,114
TOTAL ASSET-BACKED SECURITIES
(Cost $5,773,074)		5,766,854

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Commercial Mortgage Securities — 0.2%
	Principal	Value (Note 1)
	Amount
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C14 Class PP, 4.7967% 8/15/41 (a)(c)	$2,588,306	$2,453,663
Series 2005-WL6A Class X1A, 0.754%
10/15/17 (a)(e)	199,574,240	951,969
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $3,458,120)		3,405,632

Fixed-Income Funds — 20.2%
	Shares
Fidelity Ultra-Short Central Fund (d)
(Cost $359,164,890)	3,610,701	359,228,642

Cash Equivalents — 0.1%
	Maturity
	Amount
Investments in repurchase agreements (Collateralized by
U.S. Government Obligations), in a joint trading account
at 4.78%, dated 4/28/06 due 5/1/06
(Cost $2,893,000)	$2,894,152	2,893,000

TOTAL INVESTMENT PORTFOLIO – 100.0%
(Cost $1,812,399,825)	1,782,439,708

NET OTHER ASSETS – 0.0%		(839,281)
NET ASSETS – 100%	$1,781,600,427

Swap Agreements
Expiration	Notional	Value
Date	Amount

Credit Default Swaps
Receive monthly notional amount multiplied
by 3.05% and pay Merrill Lynch upon
default event of Morgan Stanley ABS
Capital I, Inc., par value of the
proportional notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004-NC8 Class B3, 7.2913% 9/25/34 Oct. 2034	$700,000	$11,689

See accompanying notes which are an integral part of the financial statements. 11 Annual Report

Investments - continued

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 3.3% and pay to Morgan Stanley, Inc.
upon default event of Ameriquest
Mortgage Securities, Inc., par value of the
notional amount of Ameriquest Mortgage
Securities, Inc. Series 2004-R11 Class M9,
7.6913% 11/25/34	Dec. 2034	$645,000	$12,393
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004-HE7 Class B3, 7.6913%
8/25/34	Sept. 2034	569,000	12,782
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
anount of Morgan Stanley ABS Capital I,
Inc. Series 2004-NC7 Class B3, 7.6913%
7/25/34	August 2034	569,000	12,031
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004-HE8 Class B3, 7.3913%
9/25/34	Oct. 2034	569,000	13,533
Receive monthly notional amount multiplied
by .82% and pay UBS upon default event
of Morgan Stanley ABS Capital I, Inc., par
value of the notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	569,000	3,726
Receive monthly notional amount multiplied
by .85% and pay UBS upon default event
of Ameriquest Mortgage Securities, Inc.,
par value of the notional amount of
Ameriquest Mortgage Securities, Inc.
Series 2004-R9 Class M5, 5.5913%
10/25/34	Nov. 2034	569,000	3,166
Receive monthly notional amount multiplied
by .85% and pay UBS upon default event
of Morgan Stanley ABS Capital I, Inc., par
value of the notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	569,000	3,760

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 1.6% and pay Morgan Stanley, Inc.
upon default event of Park Place Securities,
Inc., par value of the notional amount of
Park Place Securities, Inc. Series
2005-WHQ2 Class M7, 5.4413%
5/25/35	June 2035	$520,000	$7,049
Receive monthly notional amount multiplied
by 1.65% and pay Goldman Sachs upon
default event of Fieldstone Mortgage
Investment Corp., par value of the notional
amount of Fieldstone Mortgage Investment
Corp. Series 2004-2 Class M5, 6.3413%
7/25/34	August 2034	667,000	4,423
Receive monthly notional amount multiplied
by 1.66% and pay Morgan Stanley, Inc.
upon default event of Park Place Securities,
Inc., par value of the notional amount of
Park Place Securities, Inc. Series
2005-WHQ2 Class M7, 5.4413%
5/25/35	June 2035	569,000	8,622
Receive monthly notional amount multiplied
by 2.54% and pay Merrill Lynch upon
default event of Countrywide Home Loans,
Inc., par value of the notional amount of
Countrywide Home Loans, Inc. Series
2003-BC1 Class B1, 7.6913% 3/25/32	April 2032	191,208	825
Receive monthly notional amount multiplied
by 2.61% and pay Goldman Sachs upon
default event of Fremont Home Loan Trust,
par value of the notional amount of
Fremont Home Loan Trust Series 2004-1
Class M9, 7.3913% 2/25/34	March 2034	666,000	2,898

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 2.61% and pay Goldman Sachs upon
default event of Fremont Home Loan Trust,
par value of the notional amount of
Fremont Home Loan Trust Series 2004-A
Class B3, 7.0413% 1/25/34	Feb. 2034	$239,922	$548
Receive monthly notional amount multiplied
by 5% and pay Deutsche Bank upon
default event of MASTR Asset Backed
Securities Trust, par value of the notional
amount of MASTR Asset Backed Securities
Trust Series 2003-NC1 Class M6,
8.1913% 4/25/33	May 2033	569,000	6,957

TOTAL CREDIT DEFAULT SWAPS		8,181,130	104,402
Total Return Swaps
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 0.875%
4/15/10 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 19.5 basis points with Goldman
Sachs	April 2010	49,550,000	(52,411)
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 3.625%
1/15/08 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 21 basis points with Deutsche Bank	Jan. 2008	11,650,000	(264,864)
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 3.625%
1/15/08 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 21.25 basis points with Goldman
Sachs	Jan. 2008	19,000,000	(433,492)
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 3.625%
1/15/08 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 21.5 basis points with Goldman
Sachs	Jan. 2008	44,750,000	121,563
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 3.875%
1/15/09 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 20 basis points with Goldman Sachs	Jan. 2009	20,000,000	(641,447)

See accompanying notes which are an integral part of the financial statements. Annual Report 14

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount

Total Return Swaps – continued
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 3.875%
1/15/09 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 20.375 basis points with Goldman
Sachs	Jan. 2009	$100,000,000	$(3,110,659)
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 4.25%
1/15/10 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 19 basis points with Goldman Sachs	Jan. 2010	44,860,000	13,594

TOTAL TOTAL RETURN SWAPS		289,810,000	(4,367,716)

		$297,991,130	$(4,263,314)

Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,808,702 or 0.2% of net assets.

(b) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $4,559,697.

(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each fixed-income central fund, as of the investing fund’s report date, is available upon request or at fidelity.com and/or advisor.fidelity.com, as applicable. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the fixed-income central fund’s financial statements, which are not covered by the investing fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s web site, www.sec.gov, or upon request.

(e) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

See accompanying notes which are an integral part of the financial statements. 15 Annual Report

Investments - continued Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Ultra-Short Central Fund	$7,285,780

Additional information regarding the fund’s fiscal year to date purchases and sales, including the ownership percentage, of the following fixed income Central Funds is as follows:

	Value,	Purchases	Sales Proceeds	Value,	% ownership,
	beginning of			end of period	end of period
Fund	period
Fidelity Ultra-Short
Central Fund	$5,172,253	$384,011,323	$29,996,962	$359,228,642	5.0%

Other Information

The composition of credit quality ratings as a percentage of net assets is as follows (ratings are audited):

U.S. Government and
U.S. Government Agency Obligations	81.3%
AAA,AA,A	8.9%
BBB	2.5%
BB	0.2%
B	0.0%
CCC,CC,C	0.0%
Not Rated	0.8%
Equities	0.0%
Short-Term Investments and Net Other Assets	6.3%
100.0%

We have used ratings from Moody’sr Investors Services, Inc. Where Moody’s ratings are not available, we have used S&Pr ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Income Tax Information

At April 30, 2006, the fund had a capital loss carryforward of approximately $4,603,298 all of which will expire on April 30, 2014.

The fund intends to elect to defer to its fiscal year ending April 30, 2007 approximately $22,038,177 of losses recognized during the period November 1, 2005 to April 30, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Financial Statements

Statement of Assets and Liabilities
		April 30, 2006

Assets
Investment in securities, at value (including repurchase
agreements of $2,893,000) — See accompanying
schedule:
Unaffiliated issuers (cost $1,453,234,935)	$1,423,211,066
Affiliated Central Funds (cost $359,164,890)	359,228,642
Total Investments (cost $1,812,399,825)		$1,782,439,708
Cash		824
Receivable for investments sold		29,570,205
Receivable for swap agreements		17,261
Receivable for fund shares sold		2,615,436
Interest receivable		9,065,428
Receivable from investment adviser for expense
reductions		15,395
Total assets		1,823,724,257

Liabilities
Payable for investments purchased	$29,602,975
Payable for fund shares redeemed	7,098,077
Distributions payable	300,014
Swap agreements, at value	4,263,314
Accrued management fee	493,798
Distribution fees payable	130,420
Other affiliated payables	232,827
Other payables and accrued expenses	2,405
Total liabilities		42,123,830

Net Assets		$1,781,600,427
Net Assets consist of:
Paid in capital		$1,845,558,478
Distributions in excess of net investment income		(2,501,926)
Accumulated undistributed net realized gain (loss) on
investments		(27,232,694)
Net unrealized appreciation (depreciation) on
investments		(34,223,431)
Net Assets		$1,781,600,427

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued
April 30, 2006

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($86,363,544 ÷ 8,112,748 shares)	$10.65

Maximum offering price per share (100/95.25 of $10.65)	$11.18
Class T
Net Asset Value and redemption price per share
($86,613,097 ÷ 8,128,074 shares)	$10.66

Maximum offering price per share (100/96.50 of $10.66)	$11.05
Class B:
Net Asset Value and offering price per share
($48,971,935 ÷ 4,597,401 shares)A	$10.65

Class C:
Net Asset Value and offering price per share
($74,329,355 ÷ 6,984,501 shares)A	$10.64

Inflation-Protected Bond:
Net Asset Value, offering price and redemption price per
share ($1,400,656,244 ÷ 131,226,795 shares)	$10.67

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($84,666,252 ÷ 7,947,785 shares)	$10.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Statement of Operations
	Year ended April 30, 2006

Investment Income
Interest		$33,334,810
Inflation principal income		62,908,479
Income from affiliated Central Funds		7,285,780
Total income		103,529,069

Expenses
Management fee	$6,648,495
Transfer agent fees	2,414,759
Distribution fees	1,658,321
Accounting fees and expenses	57,758
Fund wide operations fee	508,408
Independent trustees’ compensation	8,566
Custodian fees and expenses	2,867
Registration fees	14,756
Audit	4,321
Legal	549
Miscellaneous	10,372
Total expenses before reductions	11,329,172
Expense reductions	(398,521)	10,930,651

Net investment income		92,598,418
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(27,885,204)
Affiliated Central Funds	(3,015)
Swap agreements	1,285,731
Total net realized gain (loss)		(26,602,488)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(91,049,372)
Swap agreements	(4,263,314)
Total change in net unrealized appreciation
(depreciation)		(95,312,686)
Net gain (loss)		(121,915,174)
Net increase (decrease) in net assets resulting from
operations		$(29,316,756)

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements - continued

Statement of Changes in Net Assets
	Year ended	Year ended
	April 30,	April 30,
	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$92,598,418	$57,778,747
Net realized gain (loss)	(26,602,488)	14,592,199
Change in net unrealized appreciation (depreciation)	(95,312,686)	66,977,301
Net increase (decrease) in net assets resulting
from operations	(29,316,756)	139,348,247
Distributions to shareholders from net investment income	(29,896,156)	(19,294,231)
Distributions to shareholders from net realized gain	(81,522,412)	(44,824,518)
Tax return of capital	(8,386,917)	—
Total distributions	(119,805,485)	(64,118,749)
Share transactions -- net increase (decrease)	(14,546,592)	499,922,603
Total increase (decrease) in net assets	(163,668,833)	575,152,101

Net Assets
Beginning of period	1,945,269,260	1,370,117,159
End of period (including distributions in excess of net
investment income of $2,501,926 and undistributed
net investment income of $10,913,086, respectively)	$1,781,600,427	$1,945,269,260

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Financial Highlights — Class A

Years ended April 30,	2006	2005	2004	2003H
Selected Per-Share Data
Net asset value, beginning of period	$11.48	$10.92	$10.77	$10.61
Income from Investment Operations
Net investment incomeE	.500	.407	.323	.236
Net realized and unrealized gain
(loss)	(.676)	.620	.236G	.080
Total from investment operations	(.176)	1.027	.559	.316
Distributions from net investment income	(.154)	(.132)	(.148)	(.106)
Distributions from net realized gain	(.453)	(.335)	(.261)	(.050)
Tax return of capital	(.047)	—	—	—
Total distributions	(.654)	(.467)	(.409)	(.156)
Net asset value, end of period	$10.65	$11.48	$10.92	$10.77
Total ReturnB,C,D	(1.62)%	9.58%	5.20%	3.02%
Ratios to Average Net AssetsF,I
Expenses before reductions	.70%	.81%	.84%	.86%A
Expenses net of fee waivers, if any	.65%	.65%	.65%	.65%A
Expenses net of all reductions	.65%	.65%	.65%	.65%A
Net investment income	4.50%	3.63%	2.94%	3.89%A
Supplemental Data
Net assets, end of period
(000 omitted)	$86,364	$75,422	$31,656	$10,403
Portfolio turnover rate	71%	117%	117%	211%A

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the sales charges.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central fund.

G	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H	For the period October 2, 2002 (commencement of sale of shares) to April 30, 2003.

I	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights — Class T

Years ended April 30,	2006	2005	2004	2003H
Selected Per-Share Data
Net asset value, beginning of period	$11.49	$10.93	$10.77	$10.61
Income from Investment Operations
Net investment incomeE	.489	.397	.313	.229
Net realized and unrealized gain
(loss)	(.676)	.619	.246G	.081
Total from investment operations	(.187)	1.016	.559	.310
Distributions from net investment income	(.143)	(.121)	(.138)	(.100)
Distributions from net realized gain	(.453)	(.335)	(.261)	(.050)
Tax return of capital	(.047)	—	—	—
Total distributions	(.643)	(.456)	(.399)	(.150)
Net asset value, end of period	$10.66	$11.49	$10.93	$10.77
Total ReturnB,C,D	(1.71)%	9.47%	5.19%	2.96%
Ratios to Average Net AssetsF,I
Expenses before reductions	.78%	.90%	.95%	.99%A
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%A
Expenses net of all reductions	.75%	.75%	.75%	.75%A
Net investment income	4.40%	3.53%	2.84%	3.79%A
Supplemental Data
Net assets, end of period
(000 omitted)	$86,613	$84,596	$44,266	$11,274
Portfolio turnover rate	71%	117%	117%	211%A

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the sales charges.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central fund.

G	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H	For the period October 2, 2002 (commencement of sale of shares) to April 30, 2003.

I	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights — Class B

Years ended April 30,	2006	2005	2004	2003H
Selected Per-Share Data
Net asset value, beginning of period	$11.48	$10.92	$10.77	$10.61
Income from Investment Operations
Net investment incomeE	.418	.324	.242	.190
Net realized and unrealized gain
(loss)	(.678)	.619	.235G	.082
Total from investment operations	(.260)	.943	.477	.272
Distributions from net investment income	(.070)	(.048)	(.066)	(.062)
Distributions from net realized gain	(.453)	(.335)	(.261)	(.050)
Tax return of capital	(.047)	—	—	—
Total distributions	(.570)	(.383)	(.327)	(.112)
Net asset value, end of period	$10.65	$11.48	$10.92	$10.77
Total ReturnB,C,D	(2.36)%	8.76%	4.41%	2.60%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.49%	1.61%	1.61%	1.65%A
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%A
Expenses net of all reductions	1.40%	1.40%	1.40%	1.40%A
Net investment income	3.75%	2.88%	2.20%	3.14%A
Supplemental Data
Net assets, end of period
(000 omitted)	$48,972	$56,052	$38,608	$21,426
Portfolio turnover rate	71%	117%	117%	211%A

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the contingent deferred sales charge.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central fund.

G	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H	For the period October 2, 2002 (commencement of sale of shares) to April 30, 2003.

I	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights — Class C

Years ended April 30,	2006	2005	2004	2003H
Selected Per-Share Data
Net asset value, beginning of period	$11.47	$10.91	$10.76	$10.61
Income from Investment Operations
Net investment incomeE	.406	.312	.230	.184
Net realized and unrealized gain
(loss)	(.677)	.619	.235G	.072
Total from investment operations	(.271)	.931	.465	.256
Distributions from net investment income	(.059)	(.036)	(.054)	(.056)
Distributions from net realized gain	(.453)	(.335)	(.261)	(.050)
Tax return of capital	(.047)	—	—	—
Total distributions	(.559)	(.371)	(.315)	(.106)
Net asset value, end of period	$10.64	$11.47	$10.91	$10.76
Total ReturnB,C,D	(2.46)%	8.66%	4.31%	2.44%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.55%	1.67%	1.69%	1.73%A
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%A
Expenses net of all reductions	1.50%	1.50%	1.50%	1.50%A
Net investment income	3.65%	2.78%	2.09%	3.04%A
Supplemental Data
Net assets, end of period
(000 omitted)	$74,329	$71,407	$46,876	$19,936
Portfolio turnover rate	71%	117%	117%	211%A

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the contingent deferred sales charge.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central fund.

G	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H	For the period October 2, 2002 (commencement of sale of shares) to April 30, 2003.

I	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights — Inflation-Protected Bond

Years ended April 30,	2006	2005	2004	2003G
Selected Per-Share Data
Net asset value, beginning of period	$11.50	$10.94	$10.79	$10.00
Income from Investment Operations
Net investment incomeD	.525	.426	.341	.358
Net realized and unrealized gain
(loss)	(.679)	.618	.235F	.653
Total from investment operations	(.154)	1.044	.576	1.011
Distributions from net investment income	(.176)	(.149)	(.165)	(.171)
Distributions from net realized gain	(.453)	(.335)	(.261)	(.050)
Tax return of capital	(.047)	—	—	—
Total distributions	(.676)	(.484)	(.426)	(.221)
Net asset value, end of period	$10.67	$11.50	$10.94	$10.79
Total ReturnB,C	(1.42) %	9.73%	5.35%	10.19%
Ratios to Average Net AssetsE,H
Expenses before reductions	.47%	.63%	.67%	.69%A
Expenses net of fee waivers, if any	.45%	.50%	.50%	.50%A
Expenses net of all reductions	.45%	.50%	.50%	.50%A
Net investment income	4.70%	3.78%	3.09%	4.04%A
Supplemental Data
Net assets, end of period
(000 omitted)	$1,400,656	$1,579,697	$1,142,388	$540,338
Portfolio turnover rate	71%	117%	117%	211%A

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Calculated based on average shares outstanding during the period.

E	Amounts do not include the activity of the affiliated central fund.

F	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G	For the period June 26, 2002 (commencement of operations) to April 30, 2003.

H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights — Institutional Class

Years ended April 30,	2006	2005	2004	2003G
Selected Per-Share Data
Net asset value, beginning of period	$11.48	$10.92	$10.77	$10.61
Income from Investment Operations
Net investment incomeD	.517	.425	.337	.243
Net realized and unrealized gain
(loss)	(.676)	.619	.239F	.082
Total from investment operations	(.159)	1.044	.576	.325
Distributions from net investment income	(.171)	(.149)	(.165)	(.115)
Distributions from net realized gain	(.453)	(.335)	(.261)	(.050)
Tax return of capital	(.047)	—	—	—
Total distributions	(.671)	(.484)	(.426)	(.165)
Net asset value, end of period	$10.65	$11.48	$10.92	$10.77
Total ReturnB,C	(1.47) %	9.74%	5.36%	3.10%
Ratios to Average Net AssetsE,H
Expenses before reductions	.50%	.61%	.67%	.73%A
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%A
Expenses net of all reductions	.50%	.50%	.50%	.50%A
Net investment income	4.65%	3.78%	3.10%	4.04%A
Supplemental Data
Net assets, end of period
(000 omitted)	$84,666	$78,096	$66,324	$2,569
Portfolio turnover rate	71%	117%	117%	211%A

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Calculated based on average shares outstanding during the period.

E	Amounts do not include the activity of the affiliated central fund.

F	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G	For the period October 2, 2002 (commencement of sale of shares) to April 30, 2003.

H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Notes to Financial Statements

For the period ended April 30, 2006

1. Significant Accounting Policies.

Fidelity Inflation-Protected Bond Fund (the fund) is a non-diversified fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Inflation-Protected Bond, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds), and fixed-income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including Central Funds, are valued at their closing net

27 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Inflation income is distributed as a short-term capital gain. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, market discount, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations, and tax return of capital distributions.

Annual Report

28

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$13,375,244
Unrealized depreciation	(47,424,977)
Net unrealized appreciation (depreciation)	(34,049,733)
Capital loss carryforward	(4,603,298)

Cost for federal income tax purposes	$1,816,489,441

The tax character of distributions paid was as follows:

	April 30, 2006	April 30, 2005
Ordinary Income	$102,657,450	$ 62,236,651
Long-term Capital Gains	8,761,118	1,882,098
Tax Return of Capital	8,386,917	—
Total	$119,805,485	$ 64,118,749

For the period ended April 30, 2006, the fund’s distributions exceeded the aggregate amount of taxable income and net realized gains, resulting in a return of capital for tax purposes. The return of capital distribution was caused by post-December reductions in inflation principal income resulting from volatility in the Consumer Price Index. The tax treatment of distributions for the 2006 calendar year will be reported to shareholders prior to February 1, 2007.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

29 Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

Annual Report

30

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $398,037,310 and $34,193,886, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets (effective June 1, 2005, the fund’s management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .33% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	15%	$140,403	$554
Class T	0%	25%	232,492	80,496
Class B	65%	25%	508,393	367,249
Class C	75%	25%	777,033	275,987
			$1,658,321	$724,286

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, .75% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

31 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$111,256
Class T	20,266
Class B*	175,814
Class C*	32,481
$339,817

*When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Inflation-Protected Bond. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Inflation-Protected Bond shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. Under an amended contract effective June 1, 2005, transfer agent fees for Inflation-Protected Bond include an asset based fee and were reduced to a rate of .10% of average net assets. The account fees were eliminated. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A		$175,083.19
Class T		159,609.17
Class B		130,826.23
Class C		147,822.19
Inflation-Protected Bond		1,686,124.10
Institutional Class		115,295.14
	$2,414,759

Accounting Fees. FSC maintains the fund’s accounting records. The fee is based on the level of average net assets for the month. Effective June 1, 2005, FMR pays these fees.

Annual Report

32

4. Fees and Other Transactions with Affiliates - continued

Fundwide Operations Fee. Pursuant to a new Fundwide Operations and Expense Agreement (FWOE) effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to an annualized rate of .03% of average net assets.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM. The Ultra-Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar-denominated money market and investment-grade debt securities.

The fund’s Schedule of Investments lists the CIP as an investment of the fund but does not include the underlying holdings of the CIP. Based on its investment objectives, the CIP may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. In addition, the CIP may also participate in delayed delivery and when-issued securities, derivatives, and mortgage dollar rolls. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the CIP and the fund.

A complete unaudited list of holdings for the CIP, as of the fund’s report date, is available upon request or at fidelity.com and/or advisor.fidelity.com, as applicable. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the CIP’s financial statements, which are not covered by this fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s web site, www.sec.gov, or upon request.

The Central Funds do not pay a management fee.

33 Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $3,814 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense	Reimbursement
	Limitations	from adviser

Class A	.65%	$42,899
Class T	.75%	30,028
Class B	1.40%	51,985
Class C	1.50%	39,286
Inflation-Protected Bond	—%*	200,186*
Institutional Class	.50%	1,224
		$365,608

*Effective June 1, 2005, the voluntary expense limitation of .50% was eliminated for Inflation Protected Bond shares. As a result of amendments to the management fee and transfer agent contracts, and the introduction of the new FWOE fee, expenses for Inflation Protected Bond shares are contractually limited to .45%, with certain exceptions.

In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $1,649. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$1,030
Inflation-Protected Bond	30,234
$31,264

Annual Report

34

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended April 30,
	2006	2005
From net investment income
Class A	$1,312,931	$676,026
Class T	1,204,023	697,465
Class B	353,737	191,845
Class C	421,809	174,528
Inflation-Protected Bond	25,341,630	16,611,385
Institutional Class	1,262,026	942,982
Total	$29,896,156	$19,294,231
From net realized gain
Class A	$3,842,397	$1,635,938
Class T	3,740,883	1,886,603
Class B	2,416,984	1,325,636
Class C	3,324,136	1,604,285
Inflation-Protected Bond	64,989,080	36,302,675
Institutional Class	3,208,932	2,069,381
Total	$81,522,412	$44,824,518
Tax return of capital
Class A	$404,262	$—
Class T	366,812	—
Class B	122,760	—
Class C	160,665	—
Inflation-Protected Bond	6,970,809	—
Institutional Class	361,609	—
Total	$8,386,917	$—

35 Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended April 30,		Years ended April 30,
	2006	2005	2006	2005
Class A
Shares sold	4,895,107	5,021,700	$54,909,954	$56,281,175
Reinvestment of distributions	45,006	178,209	4,889,124	2,001,408
Shares redeemed	(3,798,608)	(1,526,964)	(41,608,961)	(17,171,768)
Net increase (decrease)	1,541,505	3,672,945	$18,190,117	$41,110,815
Class T
Shares sold	4,302,319	4,981,973	$48,007,282	$56,102,562
Reinvestment of distributions	465,170	214,667	5,119,999	2,410,990
Shares redeemed	(4,003,697)	(1,883,700)	(44,065,682)	(21,245,577)
Net increase (decrease)	763,792	3,312,940	$9,061,599	$37,267,975
Class B
Shares sold	1,289,047	2,219,279	$14,514,236	$25,025,608
Reinvestment of distributions	217,525	113,612	2,391,650	1,271,552
Shares redeemed	(1,790,324)	(986,322)	(19,803,215)	(11,088,742)
Net increase (decrease)	(283,752)	1,346,569	$(2,897,329)	$15,208,418
Class C
Shares sold	2,898,117	3,224,844	$32,422,174	$36,415,076
Reinvestment of distributions	288,659	128,440	3,167,652	1,436,333
Shares redeemed	(2,426,088)	(1,424,585)	(26,792,814)	(15,978,040)
Net increase (decrease)	760,688	1,928,699	$8,797,012	$21,873,369
Inflation-Protected Bond
Shares sold	69,173,296	70,321,365	$772,283,260	$795,660,572
Reinvestment of distributions	8,358,958	4,476,761	92,279,455	50,289,597
Shares redeemed	(83,611,070)	(41,896,190)	(924,846,053)	(469,647,371)
Net increase (decrease)	(6,078,816)	32,901,936	$(60,283,338)	$376,302,798
Institutional Class
Shares sold	3,079,741	2,383,118	$34,201,539	$26,842,716
Reinvestment of distributions	93,332	35,272	1,026,025	396,337
Shares redeemed	(2,025,876)	(1,689,880)	(22,642,217)	(19,079,825)
Net increase (decrease)	1,147,197	728,510	$12,585,347	$8,159,228

Annual Report

36

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Fixed-Income Trust and Shareholders of Fidelity Inflation-Protected Bond Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Inflation-Protected Bond Fund (the Fund), a fund of Fidelity Fixed-Income Trust, including the schedule of investments as of April 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Inflation-Protected Bond Fund as of April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts June 15, 2006

37 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 335 funds advised by FMR or an affiliate. Mr. McCoy oversees 337 funds advised by FMR or an affiliate. Mr. Gamper oversees 280 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Annual Report

38

Name, Age; Principal Occupation Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Inflation-Protected Bond

(2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR

(2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

*	Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

39 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Annual Report

40

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 2002

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2002

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2002

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 2002

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Annual Report

42

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

43 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Fixed-Income Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Fixed-Income Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Inflation-Protected Bond. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005-present), Fidelity’s Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998-2005).

Annual Report

44

Name, Age; Principal Occupation David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of Inflation-Protected Bond. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity’s Investment Grade-Bond Funds (2005-present), and Fidelity’s Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity’s Taxable Bond Funds (2000-2002) and Fidelity’s Municipal Bond Funds (2001-2002).

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Inflation-Protected Bond. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

William W. Irving (41)

Year of Election or Appointment: 2005

Vice President of Inflation-Protected Bond. Dr. Irving also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Dr. Irving worked as a quantitative analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 2002

Secretary of Inflation-Protected Bond. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Inflation-Protected Bond. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Inflation-Protected Bond. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Inflation-Protected Bond.

Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Paul M. Murphy (59)

Year of Election or Appointment: 2005

Chief Financial Officer of Inflation-Protected Bond. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Inflation-Protected Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Annual Report

46

Name, Age; Principal Occupation Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Inflation-Protected Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Inflation-Protected Bond. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Temple-ton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Inflation-Protected Bond. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Inflation-Protected Bond. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 2002

Assistant Treasurer of Inflation-Protected Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Inflation-Protected Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Inflation-Protected Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Inflation-Protected Bond. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Inflation-Protected Bond. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

48

Distributions

A total of 92.86% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $6,353,864 of distributions paid during the period January 1, 2006 to April 30, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

49 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

				# of	% of
PROPOSAL 1				Votes	Votes
To elect a Board of Trustees.A
	# of	% of	Marie L. Knowles
	Votes	Votes	Affirmative	12,487,395,627.79	96.126
			Withheld	503,261,987.19	3.874
Dennis J. Dirks			TOTAL	12,990,657,614.98	100.000
Affirmative	12,490,841,660.35	96.152
Withheld	499,815,954.64	3.848	Ned C. Lautenbach
TOTAL	12,990,657,614.99	100.000	Affirmative	12,484,406,625.33	96.103
			Withheld	506,250,989.66	3.897
Albert R. Gamper, Jr.			TOTAL	12,990,657,614.99	100.000
Affirmative	12,484,697,855.13	96.105
Withheld	505,959,759.86	3.895	William O. McCoy
TOTAL	12,990,657,614.99	100.000	Affirmative	12,444,377,462.06	95.795
			Withheld	546,280,152.93	4.205
Robert M. Gates			TOTAL	12,990,657,614.99	100.000
Affirmative	12,463,041,831.69	95.938
Withheld	527,615,783.30	4.062	Robert L. Reynolds
TOTAL	12,990,657,614.99	100.000	Affirmative	12,474,663,536.01	96.028
			Withheld	515,994,078.98	3.972
George H. Heilmeier			TOTAL	12,990,657,614.99	100.000
Affirmative	12,466,216,940.77	95.963
Withheld	524,440,674.22	4.037	Cornelia M. Small
TOTAL	12,990,657,614.99	100.000	Affirmative	12,488,479,519.53	96.134
			Withheld	502,178,095.46	3.866
Edward C. Johnson 3d			TOTAL	12,990,657,614.99	100.000
Affirmative	12,405,249,751.57	95.494
Withheld	585,407,863.41	4.506	William S. Stavropoulos
TOTAL	12,990,657,614.98	100.000	Affirmative	12,457,606,455.61	95.897
			Withheld	533,051,159.38	4.103
Stephen P. Jonas			TOTAL	12,990,657,614.99	100.000
Affirmative	12,473,931,200.89	96.022
Withheld	516,726,414.10	3.978	Kenneth L. Wolfe
TOTAL	12,990,657,614.99	100.000	Affirmative	12,469,367,261.16	95.987
			Withheld	521,290,353.83	4.013
			TOTAL	12,990,657,614.99	100.000

			A Denotes trust-wide proposal and voting results.

Annual Report

50

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Inflation-Protected Bond Fund

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for the fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub-advisory agreements for the fund with affiliates of FMR that allow FMR to obtain research, non-discretionary advice, or discretionary portfolio management at no additional expense to the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for the fund to access the research and investment advisory support services supplied by FRAC at no additional expense to the fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under the fund’s management contract or sub-advisory agreements; (ii) the investment process or strategies employed in the management of the fund’s assets; (iii) the nature or level of services provided under the fund’s management contract or sub-advisory agreements; (iv) the day-to-day management of the fund or the persons primarily responsible for such management; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of the Agreement would not necessitate prior shareholder approval of the Agreement or result in an assignment and termination of the fund’s management contract or sub-advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which the fund will not bear any additional management fees or expenses and under which the fund’s portfolio manager would not change, it did not consider the fund’s investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund’s management contract and sub-advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund’s Agreement is fair and reasonable, and that the fund’s Agreement should be approved.

Annual Report

52

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar-
anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.
53 Annual Report

Investment Adviser
Fidelity Management & Research
Company
Boston, MA
Investment Sub-Advisers
Fidelity Management & Research
(U.K.) Inc.
Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)
Fidelity Investments Japan Limited
Fidelity Investments Money
Management, Inc.
Fidelity International
Investment Advisors
Fidelity International
Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
Citibank, N.A.
New York, NY

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FASTr) 1-800-544-5555
Automated line for quickest service

IFB-UANN-0606 1.784718.103

Fidelity INVESTMENTS®

Annual Report
April 30, 2006

Class A, Class T, Class B, and Class C are classes of Fidelity® Inflation-Protected Bond Fund

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	18	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent	38
Registered Public
Accounting Firm
Trustees and Officers	39
Distributions	50
Proxy Voting Results	51
Board Approval of	52
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time-tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding —of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long-term success. The right mix of stocks, bonds and cash — aligned to your particular risk tolerance and investment objective — is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities — which historically have been the best performing asset class over time — is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle — investing regularly — can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy — known as dollar cost averaging — also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Edward C. Johnson 3d

Annual Report

4

Fidelity Advisor Inflation-Protected Bond Fund — Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of each class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and each class’ returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended April 30, 2006	Past 1	Life of
	year	fundA
Class A (incl. 4.75% sales charge)B	--6.29%	4.56%
Class T (incl. 3.50% sales charge)C	--5.15%	4.84%
Class B (incl. contingent deferred sales charge)D	--6.99%	4.48%
Class C (incl. contingent deferred sales charge)E	--3.38%	5.04%

A From June 26, 2002.

B Class A shares bear a 0.15% 12b-1 fee. The initial offering of Class A shares took place on October 2, 2002. Returns prior to October 2, 2002 are those of Inflation-Protected Bond, the original class of the fund, which has no 12b-1 fee. Had Class A shares’ 12b-1 fee been reflected, returns prior to October 2, 2002 would have been lower.

C Class T shares bear a 0.25% 12b-1 fee. The initial offereing of Class T shares took place on October 2, 2002. Returns prior to October 2, 2002 are those of Inflation-Protected Bond, the original class of the fund, which has no 12b-1 fee. Had Class T shares’ 12b-1 fee been reflected, returns prior to October 2, 2002 would have been lower.

D Class B shares bear a 0.90% 12b-1 fee. The initial offering of Class B shares took place on October 2, 2002. Returns prior to October 2, 2002 are those of Inflation-Protected Bond, the original class of the fund, which has no 12b-1 fee. Had Class B shares’ 12b-1 fee been reflected, returns prior to October 2, 2002 would have been lower. Class B shares’ contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on October 2, 2002. Returns prior to October 2, 2002 are those of Inflation-Protected Bond, the original class of the fund, which has no 12b-1 fee. Had Class C shares’ 12b-1 fee been reflected, returns prior to October 2, 2002 would have been lower. Class C shares’ contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

5 Annual Report

Fidelity Advisor Inflation-Protected Bond Fund — Class A, T, B, and C

Performance - continued $10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Advisor Inflation-Protected Bond Fund - Class T on June 26, 2002, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of the investment would have changed, and also shows how the Lehman Brothers® U.S. Treasury Inflation-Protected Securities Index performed over the same period.
Annual Report

6

Management’s Discussion of Fund Performance

Comments from William Irving, Portfolio Manager of Fidelity Advisor Inflation-Protected Bond Fund

The overall U.S. investment-grade bond market had a modestly positive return for the year ending April 30, 2006. Citing the need to tighten monetary supply to help contain inflation, the Federal Reserve Board raised short-term interest rates eight more times, hoisting the federal funds target rate to 4.75% . That marked its highest level since spring 2001, and the latest in a string of 15 consecutive increases since June 2004. The Fed’s actions contributed to a yield of more than 5.00% for the 10-year Treasury note, a threshold it last crossed in June 2002. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index — a measure of the taxable, investment-grade bond market — gained 0.71% . Among the major components of the benchmark, mortgage-backed securities fared best on an absolute basis, helped by positive supply and demand dynamics. Agency bonds finished second, while corporates barely posted a positive return after coming under pressure from high-profile downgrades in the automobile industry. Treasuries posted a slight loss.
During the past 12 past months, the fund’s Class A, Class T, Class B and Class C shares returned -1.62%, -1.71%, -2.36% and -2.46%, respectively (excluding sales charges). In comparison, the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index returned -1.12% and the LipperSM Treasury Inflation-Protected Securities Funds Average returned -1.59% . Rising interest rates put pressure on all bonds, including TIPS. However, TIPS lagged conventional Treasuries due to assurances from the Fed that long-term inflation pressures remained tightly controlled and a decline in the TIPS’ inflation adjustment amid falling energy prices after a post-Hurricane Katrina surge in the cost of oil and natural gas. The biggest boost to the fund’s performance relative to the index was my focus on investments not included in the index. An out-of-index investment in derivates known as total return swaps aided the fund’s return. They work like this: I sold TIPS to other investors and placed the proceeds in the Fidelity® Ultra-Short Central Fund, a diversified pool of short-term assets designed to increase returns on cash-like investments. The counterparties have since paid the fund the cash flows from the TIPS I sold them in return for a fee the fund paid. This fee was less than Ultra-Short Central’s yield. Overall, the fund’s stake in the Ultra-Short Central Fund — which made up about 7.5% of net assets on average throughout the period and 20.2% at the end of the period — worked in the fund’s favor. Detracting from performance was an overweighting relative to the index in long-maturity TIPS, which were some of the market’s worst performers.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 to April 30, 2006).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	November 1, 2005
	November 1, 2005	April 30, 2006	to April 30, 2006
Class A
Actual	$1,000.00	$988.10	$3.20
HypotheticalA	$1,000.00	$1,021.57	$3.26
Class T
Actual	$1,000.00	$987.60	$3.70
HypotheticalA	$1,000.00	$1,021.08	$3.76
Class B
Actual	$1,000.00	$983.50	$6.89
HypotheticalA	$1,000.00	$1,017.85	$7.00
Class C
Actual	$1,000.00	$983.00	$7.38
HypotheticalA	$1,000.00	$1,017.36	$7.50
Inflation-Protected Bond
Actual	$1,000.00	$988.10	$2.22
HypotheticalA	$1,000.00	$1,022.56	$2.26
Institutional Class
Actual	$1,000.00	$987.90	$2.46
HypotheticalA	$1,000.00	$1,022.32	$2.51

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central fund in which the fund invests are not included in the fund’s annualized expense ratio.

Annualized
Expense Ratio
Class A	.65%
Class T	.75%
Class B	1.40%
Class C	1.50%
Inflation-Protected Bond	.45%
Institutional Class	.50%

9 Annual Report

Investment Changes

Coupon Distribution as of April 30, 2006
	% of fund’s	% of fund’s investments
	investments	6 months ago
Less than 1%	0.7	4.4
1 – 1.99%	15.4	14.3
2 – 2.99%	31.5	33.2
3 – 3.99%	31.8	37.8
4 – 4.99%	1.7	4.7
5 – 5.99%	11.3	0.6
6% and over	1.1	0.2

Coupon distribution shows the range of stated interest rates on the fund’s investments, excluding short term investments.

The coupon rates on inflation protected bonds tend to be lower than their nominal bond counterparts since inflation protected bonds get adjusted for actual inflation, while nominal bond coupon rates include a component for expected inflation. Please refer to the fund’s prospectus for more information.

Average Years to Maturity as of April 30, 2006
6 months ago
Years	9.8		9.7

Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund’s bonds, weighted by dollar amount.

Duration as of April 30, 2006
6 months ago
Years	5.3		5.3

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

Annual Report 10

Investments April 30, 2006
Showing Percentage of Net Assets

U.S. Treasury Inflation Protected Obligations — 79.2%
	Principal	Value (Note 1)
	Amount
U.S. Treasury Inflation-Indexed Bonds:
2% 1/15/26	$15,015,750	$13,962,750
2.375% 1/15/25	127,572,882	126,000,702
3.625% 4/15/28	170,936,035	205,576,036
3.875% 4/15/29	98,139,132	122,993,640
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	9,910,971	9,423,446
1.625% 1/15/15 (b)	75,439,150	71,092,050
1.875% 7/15/13	179,306,693	174,072,308
1.875% 7/15/15	30,644,100	29,414,400
2% 1/15/14	350,168,189	341,694,774
2% 1/15/16	82,086,100	79,356,320
3% 7/15/12	151,611,488	157,985,800
3.375% 1/15/12	48,898,115	51,871,026
3.625% 1/15/08	18,078,648	18,624,018
3.875% 1/15/09	6,057,500	6,357,600
4.25% 1/15/10	2,527,212	2,720,710
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS
(Cost $1,441,110,741)		1,411,145,580

Asset-Backed Securities — 0.3%

Ameriquest Mortgage Securities, Inc. Series 2004-R10
Class M1, 5.6594% 11/25/34 (c)	1,375,000	1,382,482
Bear Stearns Asset Backed Securities NIMS Trust Series
2004-HE8N Class A1, 5% 9/25/34 (a)	177,740	177,220
Countrywide Home Loans, Inc. Series 2004-2 Class
M1, 5.4594% 5/25/34 (c)	690,000	692,023
First Franklin NIMS Trust Series 2004-FF4A Class N,
5.75% 6/25/34 (a)	54,404	54,347
GSAMP Trust Series 2004-HE1N Class N1, 5%
5/25/34 (a)	171,933	171,503
Home Equity Asset Trust Series 2003-8 Class M1,
5.6794% 4/25/34 (c)	1,290,000	1,302,378
New Century Home Equity Loan Trust Series 2003-1
Class M2, 7.0094% 2/25/33 (c)	1,395,000	1,400,787
Specialty Underwriting & Residential Finance Series
2003-BC3 Class M2, 6.5594% 8/25/34 (c)	580,000	586,114
TOTAL ASSET-BACKED SECURITIES
(Cost $5,773,074)		5,766,854

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments - continued

Commercial Mortgage Securities — 0.2%
	Principal	Value (Note 1)
	Amount
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C14 Class PP, 4.7967% 8/15/41 (a)(c)	$2,588,306	$2,453,663
Series 2005-WL6A Class X1A, 0.754%
10/15/17 (a)(e)	199,574,240	951,969
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $3,458,120)		3,405,632

Fixed-Income Funds — 20.2%
	Shares
Fidelity Ultra-Short Central Fund (d)
(Cost $359,164,890)	3,610,701	359,228,642

Cash Equivalents — 0.1%
	Maturity
	Amount
Investments in repurchase agreements (Collateralized by
U.S. Government Obligations), in a joint trading account
at 4.78%, dated 4/28/06 due 5/1/06
(Cost $2,893,000)	$2,894,152	2,893,000

TOTAL INVESTMENT PORTFOLIO – 100.0%
(Cost $1,812,399,825)	1,782,439,708

NET OTHER ASSETS – 0.0%		(839,281)
NET ASSETS – 100%	$1,781,600,427

Swap Agreements
Expiration	Notional	Value
Date	Amount

Credit Default Swaps
Receive monthly notional amount multiplied
by 3.05% and pay Merrill Lynch upon
default event of Morgan Stanley ABS
Capital I, Inc., par value of the
proportional notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004-NC8 Class B3, 7.2913% 9/25/34 Oct. 2034	$700,000	$11,689

See accompanying notes which are an integral part of the financial statements. Annual Report 12

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 3.3% and pay to Morgan Stanley, Inc.
upon default event of Ameriquest
Mortgage Securities, Inc., par value of the
notional amount of Ameriquest Mortgage
Securities, Inc. Series 2004-R11 Class M9,
7.6913% 11/25/34	Dec. 2034	$645,000	$12,393
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004-HE7 Class B3, 7.6913%
8/25/34	Sept. 2034	569,000	12,782
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
anount of Morgan Stanley ABS Capital I,
Inc. Series 2004-NC7 Class B3, 7.6913%
7/25/34	August 2034	569,000	12,031
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004-HE8 Class B3, 7.3913%
9/25/34	Oct. 2034	569,000	13,533
Receive monthly notional amount multiplied
by .82% and pay UBS upon default event
of Morgan Stanley ABS Capital I, Inc., par
value of the notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	569,000	3,726
Receive monthly notional amount multiplied
by .85% and pay UBS upon default event
of Ameriquest Mortgage Securities, Inc.,
par value of the notional amount of
Ameriquest Mortgage Securities, Inc.
Series 2004-R9 Class M5, 5.5913%
10/25/34	Nov. 2034	569,000	3,166
Receive monthly notional amount multiplied
by .85% and pay UBS upon default event
of Morgan Stanley ABS Capital I, Inc., par
value of the notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	569,000	3,760

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 1.6% and pay Morgan Stanley, Inc.
upon default event of Park Place Securities,
Inc., par value of the notional amount of
Park Place Securities, Inc. Series
2005-WHQ2 Class M7, 5.4413%
5/25/35	June 2035	$520,000	$7,049
Receive monthly notional amount multiplied
by 1.65% and pay Goldman Sachs upon
default event of Fieldstone Mortgage
Investment Corp., par value of the notional
amount of Fieldstone Mortgage Investment
Corp. Series 2004-2 Class M5, 6.3413%
7/25/34	August 2034	667,000	4,423
Receive monthly notional amount multiplied
by 1.66% and pay Morgan Stanley, Inc.
upon default event of Park Place Securities,
Inc., par value of the notional amount of
Park Place Securities, Inc. Series
2005-WHQ2 Class M7, 5.4413%
5/25/35	June 2035	569,000	8,622
Receive monthly notional amount multiplied
by 2.54% and pay Merrill Lynch upon
default event of Countrywide Home Loans,
Inc., par value of the notional amount of
Countrywide Home Loans, Inc. Series
2003-BC1 Class B1, 7.6913% 3/25/32	April 2032	191,208	825
Receive monthly notional amount multiplied
by 2.61% and pay Goldman Sachs upon
default event of Fremont Home Loan Trust,
par value of the notional amount of
Fremont Home Loan Trust Series 2004-1
Class M9, 7.3913% 2/25/34	March 2034	666,000	2,898

See accompanying notes which are an integral part of the financial statements. Annual Report 14

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 2.61% and pay Goldman Sachs upon
default event of Fremont Home Loan Trust,
par value of the notional amount of
Fremont Home Loan Trust Series 2004-A
Class B3, 7.0413% 1/25/34	Feb. 2034	$239,922	$548
Receive monthly notional amount multiplied
by 5% and pay Deutsche Bank upon
default event of MASTR Asset Backed
Securities Trust, par value of the notional
amount of MASTR Asset Backed Securities
Trust Series 2003-NC1 Class M6,
8.1913% 4/25/33	May 2033	569,000	6,957

TOTAL CREDIT DEFAULT SWAPS		8,181,130	104,402
Total Return Swaps
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 0.875%
4/15/10 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 19.5 basis points with Goldman
Sachs	April 2010	49,550,000	(52,411)
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 3.625%
1/15/08 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 21 basis points with Deutsche Bank	Jan. 2008	11,650,000	(264,864)
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 3.625%
1/15/08 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 21.25 basis points with Goldman
Sachs	Jan. 2008	19,000,000	(433,492)
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 3.625%
1/15/08 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 21.5 basis points with Goldman
Sachs	Jan. 2008	44,750,000	121,563
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 3.875%
1/15/09 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 20 basis points with Goldman Sachs	Jan. 2009	20,000,000	(641,447)

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount

Total Return Swaps – continued
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 3.875%
1/15/09 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 20.375 basis points with Goldman
Sachs	Jan. 2009	$100,000,000	$(3,110,659)
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 4.25%
1/15/10 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 19 basis points with Goldman Sachs	Jan. 2010	44,860,000	13,594

TOTAL TOTAL RETURN SWAPS		289,810,000	(4,367,716)

		$297,991,130	$(4,263,314)

Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,808,702 or 0.2% of net assets.

(b) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $4,559,697.

(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each fixed-income central fund, as of the investing fund’s report date, is available upon request or at fidelity.com and/or advisor.fidelity.com, as applicable. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the fixed-income central fund’s financial statements, which are not covered by the investing fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s web site, www.sec.gov, or upon request.

(e) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

See accompanying notes which are an integral part of the financial statements. Annual Report 16

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Ultra-Short Central Fund	$7,285,780

Additional information regarding the fund’s fiscal year to date purchases and sales, including the ownership percentage, of the following fixed income Central Funds is as follows:

	Value,	Purchases	Sales Proceeds	Value,	% ownership,
	beginning of			end of period	end of period
Fund	period
Fidelity Ultra-Short
Central Fund	$5,172,253	$384,011,323	$29,996,962	$359,228,642	5.0%

Other Information

The composition of credit quality ratings as a percentage of net assets is as follows (ratings are audited):

U.S. Government and
U.S. Government Agency Obligations	81.3%
AAA,AA,A	8.9%
BBB	2.5%
BB	0.2%
B	0.0%
CCC,CC,C	0.0%
Not Rated	0.8%
Equities	0.0%
Short-Term Investments and Net Other Assets	6.3%
100.0%

We have used ratings from Moody’sr Investors Services, Inc. Where Moody’s ratings are not available, we have used S&Pr ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Income Tax Information

At April 30, 2006, the fund had a capital loss carryforward of approximately $4,603,298 all of which will expire on April 30, 2014.

The fund intends to elect to defer to its fiscal year ending April 30, 2007 approximately $22,038,177 of losses recognized during the period November 1, 2005 to April 30, 2006.

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements

Statement of Assets and Liabilities
		April 30, 2006

Assets
Investment in securities, at value (including repurchase
agreements of $2,893,000) — See accompanying
schedule:
Unaffiliated issuers (cost $1,453,234,935)	$1,423,211,066
Affiliated Central Funds (cost $359,164,890)	359,228,642
Total Investments (cost $1,812,399,825)		$1,782,439,708
Cash		824
Receivable for investments sold		29,570,205
Receivable for swap agreements		17,261
Receivable for fund shares sold		2,615,436
Interest receivable		9,065,428
Receivable from investment adviser for expense
reductions		15,395
Total assets		1,823,724,257

Liabilities
Payable for investments purchased	$29,602,975
Payable for fund shares redeemed	7,098,077
Distributions payable	300,014
Swap agreements, at value	4,263,314
Accrued management fee	493,798
Distribution fees payable	130,420
Other affiliated payables	232,827
Other payables and accrued expenses	2,405
Total liabilities		42,123,830

Net Assets		$1,781,600,427
Net Assets consist of:
Paid in capital		$1,845,558,478
Distributions in excess of net investment income		(2,501,926)
Accumulated undistributed net realized gain (loss) on
investments		(27,232,694)
Net unrealized appreciation (depreciation) on
investments		(34,223,431)
Net Assets		$1,781,600,427

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Statement of Assets and Liabilities - continued
April 30, 2006

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($86,363,544 ÷ 8,112,748 shares)	$10.65

Maximum offering price per share (100/95.25 of $10.65)	$11.18
Class T
Net Asset Value and redemption price per share
($86,613,097 ÷ 8,128,074 shares)	$10.66

Maximum offering price per share (100/96.50 of $10.66)	$11.05
Class B:
Net Asset Value and offering price per share
($48,971,935 ÷ 4,597,401 shares)A	$10.65

Class C:
Net Asset Value and offering price per share
($74,329,355 ÷ 6,984,501 shares)A	$10.64

Inflation-Protected Bond:
Net Asset Value, offering price and redemption price per
share ($1,400,656,244 ÷ 131,226,795 shares)	$10.67

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($84,666,252 ÷ 7,947,785 shares)	$10.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements - continued

Statement of Operations
	Year ended April 30, 2006

Investment Income
Interest		$33,334,810
Inflation principal income		62,908,479
Income from affiliated Central Funds		7,285,780
Total income		103,529,069

Expenses
Management fee	$6,648,495
Transfer agent fees	2,414,759
Distribution fees	1,658,321
Accounting fees and expenses	57,758
Fund wide operations fee	508,408
Independent trustees’ compensation	8,566
Custodian fees and expenses	2,867
Registration fees	14,756
Audit	4,321
Legal	549
Miscellaneous	10,372
Total expenses before reductions	11,329,172
Expense reductions	(398,521)	10,930,651

Net investment income		92,598,418
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(27,885,204)
Affiliated Central Funds	(3,015)
Swap agreements	1,285,731
Total net realized gain (loss)		(26,602,488)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(91,049,372)
Swap agreements	(4,263,314)
Total change in net unrealized appreciation
(depreciation)		(95,312,686)
Net gain (loss)		(121,915,174)
Net increase (decrease) in net assets resulting from
operations		$(29,316,756)

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Statement of Changes in Net Assets
	Year ended	Year ended
	April 30,	April 30,
	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$92,598,418	$57,778,747
Net realized gain (loss)	(26,602,488)	14,592,199
Change in net unrealized appreciation (depreciation)	(95,312,686)	66,977,301
Net increase (decrease) in net assets resulting
from operations	(29,316,756)	139,348,247
Distributions to shareholders from net investment income	(29,896,156)	(19,294,231)
Distributions to shareholders from net realized gain	(81,522,412)	(44,824,518)
Tax return of capital	(8,386,917)	—
Total distributions	(119,805,485)	(64,118,749)
Share transactions -- net increase (decrease)	(14,546,592)	499,922,603
Total increase (decrease) in net assets	(163,668,833)	575,152,101

Net Assets
Beginning of period	1,945,269,260	1,370,117,159
End of period (including distributions in excess of net
investment income of $2,501,926 and undistributed
net investment income of $10,913,086, respectively)	$1,781,600,427	$1,945,269,260

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights — Class A

Years ended April 30,	2006	2005	2004	2003H
Selected Per-Share Data
Net asset value, beginning of period	$11.48	$10.92	$10.77	$10.61
Income from Investment Operations
Net investment incomeE	.500	.407	.323	.236
Net realized and unrealized gain
(loss)	(.676)	.620	.236G	.080
Total from investment operations	(.176)	1.027	.559	.316
Distributions from net investment income	(.154)	(.132)	(.148)	(.106)
Distributions from net realized gain	(.453)	(.335)	(.261)	(.050)
Tax return of capital	(.047)	—	—	—
Total distributions	(.654)	(.467)	(.409)	(.156)
Net asset value, end of period	$10.65	$11.48	$10.92	$10.77
Total ReturnB,C,D	(1.62)%	9.58%	5.20%	3.02%
Ratios to Average Net AssetsF,I
Expenses before reductions	.70%	.81%	.84%	.86%A
Expenses net of fee waivers, if any	.65%	.65%	.65%	.65%A
Expenses net of all reductions	.65%	.65%	.65%	.65%A
Net investment income	4.50%	3.63%	2.94%	3.89%A
Supplemental Data
Net assets, end of period
(000 omitted)	$86,364	$75,422	$31,656	$10,403
Portfolio turnover rate	71%	117%	117%	211%A

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the sales charges.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central fund.

G	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H	For the period October 2, 2002 (commencement of sale of shares) to April 30, 2003.

I	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights — Class T

Years ended April 30,	2006	2005	2004	2003H
Selected Per-Share Data
Net asset value, beginning of period	$11.49	$10.93	$10.77	$10.61
Income from Investment Operations
Net investment incomeE	.489	.397	.313	.229
Net realized and unrealized gain
(loss)	(.676)	.619	.246G	.081
Total from investment operations	(.187)	1.016	.559	.310
Distributions from net investment income	(.143)	(.121)	(.138)	(.100)
Distributions from net realized gain	(.453)	(.335)	(.261)	(.050)
Tax return of capital	(.047)	—	—	—
Total distributions	(.643)	(.456)	(.399)	(.150)
Net asset value, end of period	$10.66	$11.49	$10.93	$10.77
Total ReturnB,C,D	(1.71)%	9.47%	5.19%	2.96%
Ratios to Average Net AssetsF,I
Expenses before reductions	.78%	.90%	.95%	.99%A
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%A
Expenses net of all reductions	.75%	.75%	.75%	.75%A
Net investment income	4.40%	3.53%	2.84%	3.79%A
Supplemental Data
Net assets, end of period
(000 omitted)	$86,613	$84,596	$44,266	$11,274
Portfolio turnover rate	71%	117%	117%	211%A

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the sales charges.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central fund.

G	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H	For the period October 2, 2002 (commencement of sale of shares) to April 30, 2003.

I	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights — Class B

Years ended April 30,	2006	2005	2004	2003H
Selected Per-Share Data
Net asset value, beginning of period	$11.48	$10.92	$10.77	$10.61
Income from Investment Operations
Net investment incomeE	.418	.324	.242	.190
Net realized and unrealized gain
(loss)	(.678)	.619	.235G	.082
Total from investment operations	(.260)	.943	.477	.272
Distributions from net investment income	(.070)	(.048)	(.066)	(.062)
Distributions from net realized gain	(.453)	(.335)	(.261)	(.050)
Tax return of capital	(.047)	—	—	—
Total distributions	(.570)	(.383)	(.327)	(.112)
Net asset value, end of period	$10.65	$11.48	$10.92	$10.77
Total ReturnB,C,D	(2.36)%	8.76%	4.41%	2.60%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.49%	1.61%	1.61%	1.65%A
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%A
Expenses net of all reductions	1.40%	1.40%	1.40%	1.40%A
Net investment income	3.75%	2.88%	2.20%	3.14%A
Supplemental Data
Net assets, end of period
(000 omitted)	$48,972	$56,052	$38,608	$21,426
Portfolio turnover rate	71%	117%	117%	211%A

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the contingent deferred sales charge.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central fund.

G	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H	For the period October 2, 2002 (commencement of sale of shares) to April 30, 2003.

I	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights — Class C

Years ended April 30,	2006	2005	2004	2003H
Selected Per-Share Data
Net asset value, beginning of period	$11.47	$10.91	$10.76	$10.61
Income from Investment Operations
Net investment incomeE	.406	.312	.230	.184
Net realized and unrealized gain
(loss)	(.677)	.619	.235G	.072
Total from investment operations	(.271)	.931	.465	.256
Distributions from net investment income	(.059)	(.036)	(.054)	(.056)
Distributions from net realized gain	(.453)	(.335)	(.261)	(.050)
Tax return of capital	(.047)	—	—	—
Total distributions	(.559)	(.371)	(.315)	(.106)
Net asset value, end of period	$10.64	$11.47	$10.91	$10.76
Total ReturnB,C,D	(2.46)%	8.66%	4.31%	2.44%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.55%	1.67%	1.69%	1.73%A
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%A
Expenses net of all reductions	1.50%	1.50%	1.50%	1.50%A
Net investment income	3.65%	2.78%	2.09%	3.04%A
Supplemental Data
Net assets, end of period
(000 omitted)	$74,329	$71,407	$46,876	$19,936
Portfolio turnover rate	71%	117%	117%	211%A

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the contingent deferred sales charge.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central fund.

G	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H	For the period October 2, 2002 (commencement of sale of shares) to April 30, 2003.

I	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights — Inflation-Protected Bond

Years ended April 30,	2006	2005	2004	2003G
Selected Per-Share Data
Net asset value, beginning of period	$11.50	$10.94	$10.79	$10.00
Income from Investment Operations
Net investment incomeD	.525	.426	.341	.358
Net realized and unrealized gain
(loss)	(.679)	.618	.235F	.653
Total from investment operations	(.154)	1.044	.576	1.011
Distributions from net investment income	(.176)	(.149)	(.165)	(.171)
Distributions from net realized gain	(.453)	(.335)	(.261)	(.050)
Tax return of capital	(.047)	—	—	—
Total distributions	(.676)	(.484)	(.426)	(.221)
Net asset value, end of period	$10.67	$11.50	$10.94	$10.79
Total ReturnB,C	(1.42) %	9.73%	5.35%	10.19%
Ratios to Average Net AssetsE,H
Expenses before reductions	.47%	.63%	.67%	.69%A
Expenses net of fee waivers, if any	.45%	.50%	.50%	.50%A
Expenses net of all reductions	.45%	.50%	.50%	.50%A
Net investment income	4.70%	3.78%	3.09%	4.04%A
Supplemental Data
Net assets, end of period
(000 omitted)	$1,400,656	$1,579,697	$1,142,388	$540,338
Portfolio turnover rate	71%	117%	117%	211%A

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Calculated based on average shares outstanding during the period.

E	Amounts do not include the activity of the affiliated central fund.

F	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G	For the period June 26, 2002 (commencement of operations) to April 30, 2003.

H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights — Institutional Class

Years ended April 30,	2006	2005	2004	2003G
Selected Per-Share Data
Net asset value, beginning of period	$11.48	$10.92	$10.77	$10.61
Income from Investment Operations
Net investment incomeD	.517	.425	.337	.243
Net realized and unrealized gain
(loss)	(.676)	.619	.239F	.082
Total from investment operations	(.159)	1.044	.576	.325
Distributions from net investment income	(.171)	(.149)	(.165)	(.115)
Distributions from net realized gain	(.453)	(.335)	(.261)	(.050)
Tax return of capital	(.047)	—	—	—
Total distributions	(.671)	(.484)	(.426)	(.165)
Net asset value, end of period	$10.65	$11.48	$10.92	$10.77
Total ReturnB,C	(1.47) %	9.74%	5.36%	3.10%
Ratios to Average Net AssetsE,H
Expenses before reductions	.50%	.61%	.67%	.73%A
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%A
Expenses net of all reductions	.50%	.50%	.50%	.50%A
Net investment income	4.65%	3.78%	3.10%	4.04%A
Supplemental Data
Net assets, end of period
(000 omitted)	$84,666	$78,096	$66,324	$2,569
Portfolio turnover rate	71%	117%	117%	211%A

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Calculated based on average shares outstanding during the period.

E	Amounts do not include the activity of the affiliated central fund.

F	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G	For the period October 2, 2002 (commencement of sale of shares) to April 30, 2003.

H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Notes to Financial Statements

For the period ended April 30, 2006

1. Significant Accounting Policies.

Fidelity Inflation-Protected Bond Fund (the fund) is a non-diversified fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Inflation-Protected Bond, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds), and fixed-income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including Central Funds, are valued at their closing net

Annual Report

28

1. Significant Accounting Policies - continued

Security Valuation - continued

asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Inflation income is distributed as a short-term capital gain. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, market discount, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations, and tax return of capital distributions.

29 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$13,375,244
Unrealized depreciation	(47,424,977)
Net unrealized appreciation (depreciation)	(34,049,733)
Capital loss carryforward	(4,603,298)

Cost for federal income tax purposes	$1,816,489,441

The tax character of distributions paid was as follows:

	April 30, 2006	April 30, 2005
Ordinary Income	$102,657,450	$ 62,236,651
Long-term Capital Gains	8,761,118	1,882,098
Tax Return of Capital	8,386,917	—
Total	$119,805,485	$ 64,118,749

For the period ended April 30, 2006, the fund’s distributions exceeded the aggregate amount of taxable income and net realized gains, resulting in a return of capital for tax purposes. The return of capital distribution was caused by post-December reductions in inflation principal income resulting from volatility in the Consumer Price Index. The tax treatment of distributions for the 2006 calendar year will be reported to shareholders prior to February 1, 2007.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

30

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

31 Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $398,037,310 and $34,193,886, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets (effective June 1, 2005, the fund’s management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .33% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	15%	$140,403	$554
Class T	0%	25%	232,492	80,496
Class B	65%	25%	508,393	367,249
Class C	75%	25%	777,033	275,987
			$1,658,321	$724,286

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, .75% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

Annual Report

32

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$111,256
Class T	20,266
Class B*	175,814
Class C*	32,481
$339,817

*When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Inflation-Protected Bond. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Inflation-Protected Bond shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. Under an amended contract effective June 1, 2005, transfer agent fees for Inflation-Protected Bond include an asset based fee and were reduced to a rate of .10% of average net assets. The account fees were eliminated. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A		$175,083.19
Class T		159,609.17
Class B		130,826.23
Class C		147,822.19
Inflation-Protected Bond		1,686,124.10
Institutional Class		115,295.14
	$2,414,759

Accounting Fees. FSC maintains the fund’s accounting records. The fee is based on the level of average net assets for the month. Effective June 1, 2005, FMR pays these fees.

33 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Fundwide Operations Fee. Pursuant to a new Fundwide Operations and Expense Agreement (FWOE) effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to an annualized rate of .03% of average net assets.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM. The Ultra-Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar-denominated money market and investment-grade debt securities.

The fund’s Schedule of Investments lists the CIP as an investment of the fund but does not include the underlying holdings of the CIP. Based on its investment objectives, the CIP may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. In addition, the CIP may also participate in delayed delivery and when-issued securities, derivatives, and mortgage dollar rolls. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the CIP and the fund.

A complete unaudited list of holdings for the CIP, as of the fund’s report date, is available upon request or at fidelity.com and/or advisor.fidelity.com, as applicable. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the CIP’s financial statements, which are not covered by this fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s web site, www.sec.gov, or upon request.

The Central Funds do not pay a management fee.

Annual Report

34

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $3,814 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense	Reimbursement
	Limitations	from adviser

Class A	.65%	$42,899
Class T	.75%	30,028
Class B	1.40%	51,985
Class C	1.50%	39,286
Inflation-Protected Bond	—%*	200,186*
Institutional Class	.50%	1,224
		$365,608

*Effective June 1, 2005, the voluntary expense limitation of .50% was eliminated for Inflation Protected Bond shares. As a result of amendments to the management fee and transfer agent contracts, and the introduction of the new FWOE fee, expenses for Inflation Protected Bond shares are contractually limited to .45%, with certain exceptions.

In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $1,649. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$1,030
Inflation-Protected Bond	30,234
$31,264

35 Annual Report

Notes to Financial Statements - continued

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended April 30,
	2006	2005
From net investment income
Class A	$1,312,931	$676,026
Class T	1,204,023	697,465
Class B	353,737	191,845
Class C	421,809	174,528
Inflation-Protected Bond	25,341,630	16,611,385
Institutional Class	1,262,026	942,982
Total	$29,896,156	$19,294,231
From net realized gain
Class A	$3,842,397	$1,635,938
Class T	3,740,883	1,886,603
Class B	2,416,984	1,325,636
Class C	3,324,136	1,604,285
Inflation-Protected Bond	64,989,080	36,302,675
Institutional Class	3,208,932	2,069,381
Total	$81,522,412	$44,824,518
Tax return of capital
Class A	$404,262	$—
Class T	366,812	—
Class B	122,760	—
Class C	160,665	—
Inflation-Protected Bond	6,970,809	—
Institutional Class	361,609	—
Total	$8,386,917	$—

Annual Report

36

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended April 30,		Years ended April 30,
	2006	2005	2006	2005
Class A
Shares sold	4,895,107	5,021,700	$54,909,954	$56,281,175
Reinvestment of distributions	445,006	178,209	4,889,124	2,001,408
Shares redeemed	(3,798,608)	(1,526,964)	(41,608,961)	(17,171,768)
Net increase (decrease)	1,541,505	3,672,945	$18,190,117	$41,110,815
Class T
Shares sold	4,302,319	4,981,973	$48,007,282	$56,102,562
Reinvestment of distributions	465,170	214,667	5,119,999	2,410,990
Shares redeemed	(4,003,697)	(1,883,700)	(44,065,682)	(21,245,577)
Net increase (decrease)	763,792	3,312,940	$9,061,599	$37,267,975
Class B
Shares sold	1,289,047	2,219,279	$14,514,236	$25,025,608
Reinvestment of distributions	217,525	113,612	2,391,650	1,271,552
Shares redeemed	(1,790,324)	(986,322)	(19,803,215)	(11,088,742)
Net increase (decrease)	(283,752)	1,346,569	$(2,897,329)	$15,208,418
Class C
Shares sold	2,898,117	3,224,844	$32,422,174	$36,415,076
Reinvestment of distributions	288,659	128,440	3,167,652	1,436,333
Shares redeemed	(2,426,088)	(1,424,585)	(26,792,814)	(15,978,040)
Net increase (decrease)	760,688	1,928,699	$8,797,012	$21,873,369
Inflation-Protected Bond
Shares sold	69,173,296	70,321,365	$772,283,260	$795,660,572
Reinvestment of distributions	8,358,958	4,476,761	92,279,455	50,289,597
Shares redeemed	(83,611,070)	(41,896,190)	(924,846,053)	(469,647,371)
Net increase (decrease)	(6,078,816)	32,901,936	$(60,283,338)	$376,302,798
Institutional Class
Shares sold	3,079,741	2,383,118	$34,201,539	$26,842,716
Reinvestment of distributions	93,332	35,272	1,026,025	396,337
Shares redeemed	(2,025,876)	(1,689,880)	(22,642,217)	(19,079,825)
Net increase (decrease)	1,147,197	728,510	$12,585,347	$8,159,228

37 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Fixed-Income Trust and Shareholders of Fidelity Inflation-Protected Bond Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Inflation-Protected Bond Fund (the Fund), a fund of Fidelity Fixed-Income Trust, including the schedule of investments as of April 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Inflation-Protected Bond Fund as of April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 15, 2006

Annual Report	38

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 335 funds advised by FMR or an affiliate. Mr. McCoy oversees 337 funds advised by FMR or an affiliate. Mr. Gamper oversees 280 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp.

(2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

*	Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

40

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 2002

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

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42

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2002

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2002

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 2002

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

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44

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Fixed-Income Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Fixed-Income Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005-present), Fidelity’s Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998-2005).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity’s Investment Grade-Bond Funds (2005-present), and Fidelity’s Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc.

(2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity’s Taxable Bond Funds (2000-2002) and Fidelity’s Municipal Bond Funds (2001-2002).

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

William W. Irving (41)

Year of Election or Appointment: 2005

Vice President of the fund. Dr. Irving also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Dr. Irving worked as a quantitative analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 2002

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

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46

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of the fund. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at Pricewater-houseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Paul M. Murphy (59)

Year of Election or Appointment: 2005

Chief Financial Officer of the fund. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc.

(2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Temple-ton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 2002

Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

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48

Name, Age; Principal Occupation Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

49 Annual Report

Distributions

A total of 92.86% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $6,353,864 of distributions paid during the period January 1, 2006 to April 30, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

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50

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

				# of	% of
PROPOSAL 1				Votes	Votes
To elect a Board of Trustees.A
	# of	% of	Marie L. Knowles
	Votes	Votes	Affirmative	12,487,395,627.79	96.126
			Withheld	503,261,987.19	3.874
Dennis J. Dirks			TOTAL	12,990,657,614.98	100.000
Affirmative	12,490,841,660.35	96.152
Withheld	499,815,954.64	3.848	Ned C. Lautenbach
TOTAL	12,990,657,614.99	100.000	Affirmative	12,484,406,625.33	96.103
			Withheld	506,250,989.66	3.897
Albert R. Gamper, Jr.			TOTAL	12,990,657,614.99	100.000
Affirmative	12,484,697,855.13	96.105
Withheld	505,959,759.86	3.895	William O. McCoy
TOTAL	12,990,657,614.99	100.000	Affirmative	12,444,377,462.06	95.795
			Withheld	546,280,152.93	4.205
Robert M. Gates			TOTAL	12,990,657,614.99	100.000
Affirmative	12,463,041,831.69	95.938
Withheld	527,615,783.30	4.062	Robert L. Reynolds
TOTAL	12,990,657,614.99	100.000	Affirmative	12,474,663,536.01	96.028
			Withheld	515,994,078.98	3.972
George H. Heilmeier			TOTAL	12,990,657,614.99	100.000
Affirmative	12,466,216,940.77	95.963
Withheld	524,440,674.22	4.037	Cornelia M. Small
TOTAL	12,990,657,614.99	100.000	Affirmative	12,488,479,519.53	96.134
			Withheld	502,178,095.46	3.866
Edward C. Johnson 3d			TOTAL	12,990,657,614.99	100.000
Affirmative	12,405,249,751.57	95.494
Withheld	585,407,863.41	4.506	William S. Stavropoulos
TOTAL	12,990,657,614.98	100.000	Affirmative	12,457,606,455.61	95.897
			Withheld	533,051,159.38	4.103
Stephen P. Jonas			TOTAL	12,990,657,614.99	100.000
Affirmative	12,473,931,200.89	96.022
Withheld	516,726,414.10	3.978	Kenneth L. Wolfe
TOTAL	12,990,657,614.99	100.000	Affirmative	12,469,367,261.16	95.987
			Withheld	521,290,353.83	4.013
			TOTAL	12,990,657,614.99	100.000

			A Denotes trust-wide proposal and voting results.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Inflation-Protected Bond Fund

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for the fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub-advisory agreements for the fund with affiliates of FMR that allow FMR to obtain research, non-discretionary advice, or discretionary portfolio management at no additional expense to the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for the fund to access the research and investment advisory support services supplied by FRAC at no additional expense to the fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under the fund’s management contract or sub-advisory agreements; (ii) the investment process or strategies employed in the management of the fund’s assets; (iii) the nature or level of services provided under the fund’s management contract or sub-advisory agreements; (iv) the day-to-day management of the fund or the persons primarily responsible for such management; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of the Agreement would not necessitate prior shareholder approval of the Agreement or result in an assignment and termination of the fund’s management contract or sub-advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which the fund will not bear any additional management fees or expenses and under which the fund’s portfolio manager would not change, it did not consider the fund’s investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund’s management contract and sub-advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have

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52

appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund’s Agreement is fair and reasonable, and that the fund’s Agreement should be approved.

53 Annual Report

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55 Annual Report

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57 Annual Report

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59 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
(formerly Fidelity Management & Research
(Far East) Inc.)
Fidelity Investments Money
Management, Inc.
Fidelity Investments Japan Limited
Fidelity International
Investment Advisors
Fidelity International
Investment Advisors (U.K.) Limited

General Distributor Fidelity Distributors Corporation Boston, MA

Transfer and Service Agents Fidelity Investments Institutional Operations Company, Inc. Boston, MA Fidelity Service Company, Inc. Boston, MA

Custodian Citibank, N.A. New York, NY

Fidelity INVESTMENTS®

Fidelity Advisor
Inflation-Protected Bond
Fund – Institutional Class

Annual Report
April 30, 2006

Institutional Class is a class
of Fidelity® Inflation-Protected
Bond Fund

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	17	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent	37
Registered Public
Accounting Firm
Trustees and Officers	38
Distributions	49
Proxy Voting Results	50
Board Approval of	51
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

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2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time-tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding —of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long-term success. The right mix of stocks, bonds and cash — aligned to your particular risk tolerance and investment objective — is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities — which historically have been the best performing asset class over time — is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle — investing regularly — can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy — known as dollar cost averaging — also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Edward C. Johnson 3d

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4

Fidelity Advisor Inflation-Protected Bond Fund — Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended April 30, 2006	Past 1	Life of
	year	fundA
Institutional ClassB	--1.47%	6.04%

A From June 26, 2002. B The initial offering of Institutional Class shares took place on October 2, 2002. Returns prior to

October 2, 2002 are those of Inflation-Protected Bond, the original class of the fund.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Advisor Inflation-Protected Bond Fund - Institutional Class on June 26, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® U.S. Treasury Inflation-Protected Securities Index performed over the same period.
5 Annual Report

Management’s Discussion of Fund Performance

Comments from William Irving, Portfolio Manager of Fidelity Advisor Inflation-Protected Bond Fund

The overall U.S. investment-grade bond market had a modestly positive return for the year ending April 30, 2006. Citing the need to tighten monetary supply to help contain inflation, the Federal Reserve Board raised short-term interest rates eight more times, hoisting the federal funds target rate to 4.75% . That marked its highest level since spring 2001, and the latest in a string of 15 consecutive increases since June 2004. The Fed’s actions contributed to a yield of more than 5.00% for the 10-year Treasury note, a threshold it last crossed in June 2002. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index — a measure of the taxable, investment-grade bond market — gained 0.71% . Among the major components of the benchmark, mortgage-backed securities fared best on an absolute basis, helped by positive supply and demand dynamics. Agency bonds finished second, while corporates barely posted a positive return after coming under pressure from high-profile downgrades in the automobile industry. Treasuries posted a slight loss.
During the past 12 past months, the fund’s Institutional Class shares returned -1.47% . In comparison, the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index returned -1.12% and the LipperSM Treasury Inflation-Protected Securities Funds Average returned -1.59% . Rising interest rates put pressure on all bonds, including TIPS. However, TIPS lagged conventional Treasuries due to assurances from the Fed that long-term inflation pressures remained tightly controlled and a decline in the TIPS’ inflation adjustment amid falling energy prices after a post-Hurricane Katrina surge in the cost of oil and natural gas. The biggest boost to the fund’s performance relative to the index was my focus on investments not included in the index. An out-of-index investment in derivates known as total return swaps aided the fund’s returns. They work like this: I sold TIPS to other investors and placed the proceeds in the Fidelity® Ultra-Short Central Fund, a diversified pool of short-term assets designed to increase returns on cash-like investments. The counterparties have since paid the fund the cash flows from the TIPS I sold them in return for a fee the fund paid. This fee was less than Ultra-Short Central’s yield. Overall, the fund’s stake in the Ultra-Short Central Fund — which made up about 7.5% of net assets on average throughout the period and 20.2% at the end of the period — worked in the fund’s favor. Detracting from performance was an overweighting relative to the index in long-maturity TIPS, which were some of the market’s worst performers.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

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6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 to April 30, 2006).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7 Annual Report

Shareholder Expense Example - continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	November 1, 2005
	November 1, 2005	April 30, 2006	to April 30, 2006
Class A
Actual	$1,000.00	$988.10	$3.20
HypotheticalA	$1,000.00	$1,021.57	$3.26
Class T
Actual	$1,000.00	$987.60	$3.70
HypotheticalA	$1,000.00	$1,021.08	$3.76
Class B
Actual	$1,000.00	$983.50	$6.89
HypotheticalA	$1,000.00	$1,017.85	$7.00
Class C
Actual	$1,000.00	$983.00	$7.38
HypotheticalA	$1,000.00	$1,017.36	$7.50
Inflation-Protected Bond
Actual	$1,000.00	$988.10	$2.22
HypotheticalA	$1,000.00	$1,022.56	$2.26
Institutional Class
Actual	$1,000.00	$987.90	$2.46
HypotheticalA	$1,000.00	$1,022.32	$2.51

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central fund in which the fund invests are not included in the fund’s annualized expense ratio.

Annualized
Expense Ratio
Class A	.65%
Class T	.75%
Class B	1.40%
Class C	1.50%
Inflation-Protected Bond	.45%
Institutional Class	.50%

Annual Report

8

Investment Changes

Coupon Distribution as of April 30, 2006
	% of fund’s	% of fund’s investments
	investments	6 months ago
Less than 1%	0.7	4.4
1 – 1.99%	15.4	14.3
2 – 2.99%	31.5	33.2
3 – 3.99%	31.8	37.8
4 – 4.99%	1.7	4.7
5 – 5.99%	11.3	0.6
6% and over	1.1	0.2

Coupon distribution shows the range of stated interest rates on the fund’s investments, excluding short term investments.

The coupon rates on inflation protected bonds tend to be lower than their nominal bond counterparts since inflation protected bonds get adjusted for actual inflation, while nominal bond coupon rates include a component for expected inflation. Please refer to the fund’s prospectus for more information.

Average Years to Maturity as of April 30, 2006
6 months ago
Years	9.8		9.7

Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund’s bonds, weighted by dollar amount.

Duration as of April 30, 2006
6 months ago
Years	5.3		5.3

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

9 Annual Report

Investments April 30, 2006
Showing Percentage of Net Assets

U.S. Treasury Inflation Protected Obligations — 79.2%
	Principal	Value (Note 1)
	Amount
U.S. Treasury Inflation-Indexed Bonds:
2% 1/15/26	$15,015,750	$13,962,750
2.375% 1/15/25	127,572,882	126,000,702
3.625% 4/15/28	170,936,035	205,576,036
3.875% 4/15/29	98,139,132	122,993,640
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	9,910,971	9,423,446
1.625% 1/15/15 (b)	75,439,150	71,092,050
1.875% 7/15/13	179,306,693	174,072,308
1.875% 7/15/15	30,644,100	29,414,400
2% 1/15/14	350,168,189	341,694,774
2% 1/15/16	82,086,100	79,356,320
3% 7/15/12	151,611,488	157,985,800
3.375% 1/15/12	48,898,115	51,871,026
3.625% 1/15/08	18,078,648	18,624,018
3.875% 1/15/09	6,057,500	6,357,600
4.25% 1/15/10	2,527,212	2,720,710
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS
(Cost $1,441,110,741)		1,411,145,580

Asset-Backed Securities — 0.3%

Ameriquest Mortgage Securities, Inc. Series 2004-R10
Class M1, 5.6594% 11/25/34 (c)	1,375,000	1,382,482
Bear Stearns Asset Backed Securities NIMS Trust Series
2004-HE8N Class A1, 5% 9/25/34 (a)	177,740	177,220
Countrywide Home Loans, Inc. Series 2004-2 Class
M1, 5.4594% 5/25/34 (c)	690,000	692,023
First Franklin NIMS Trust Series 2004-FF4A Class N,
5.75% 6/25/34 (a)	54,404	54,347
GSAMP Trust Series 2004-HE1N Class N1, 5%
5/25/34 (a)	171,933	171,503
Home Equity Asset Trust Series 2003-8 Class M1,
5.6794% 4/25/34 (c)	1,290,000	1,302,378
New Century Home Equity Loan Trust Series 2003-1
Class M2, 7.0094% 2/25/33 (c)	1,395,000	1,400,787
Specialty Underwriting & Residential Finance Series
2003-BC3 Class M2, 6.5594% 8/25/34 (c)	580,000	586,114
TOTAL ASSET-BACKED SECURITIES
(Cost $5,773,074)		5,766,854

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Commercial Mortgage Securities — 0.2%
	Principal	Value (Note 1)
	Amount
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C14 Class PP, 4.7967% 8/15/41 (a)(c)	$2,588,306	$2,453,663
Series 2005-WL6A Class X1A, 0.754%
10/15/17 (a)(e)	199,574,240	951,969
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $3,458,120)		3,405,632

Fixed-Income Funds — 20.2%
	Shares
Fidelity Ultra-Short Central Fund (d)
(Cost $359,164,890)	3,610,701	359,228,642

Cash Equivalents — 0.1%
	Maturity
	Amount
Investments in repurchase agreements (Collateralized by
U.S. Government Obligations), in a joint trading account
at 4.78%, dated 4/28/06 due 5/1/06
(Cost $2,893,000)	$2,894,152	2,893,000

TOTAL INVESTMENT PORTFOLIO – 100.0%
(Cost $1,812,399,825)	1,782,439,708

NET OTHER ASSETS – 0.0%		(839,281)
NET ASSETS – 100%	$1,781,600,427

Swap Agreements
Expiration	Notional	Value
Date	Amount

Credit Default Swaps
Receive monthly notional amount multiplied
by 3.05% and pay Merrill Lynch upon
default event of Morgan Stanley ABS
Capital I, Inc., par value of the
proportional notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004-NC8 Class B3, 7.2913% 9/25/34 Oct. 2034	$700,000	$11,689

See accompanying notes which are an integral part of the financial statements. 11 Annual Report

Investments - continued

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 3.3% and pay to Morgan Stanley, Inc.
upon default event of Ameriquest
Mortgage Securities, Inc., par value of the
notional amount of Ameriquest Mortgage
Securities, Inc. Series 2004-R11 Class M9,
7.6913% 11/25/34	Dec. 2034	$645,000	$12,393
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004-HE7 Class B3, 7.6913%
8/25/34	Sept. 2034	569,000	12,782
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
anount of Morgan Stanley ABS Capital I,
Inc. Series 2004-NC7 Class B3, 7.6913%
7/25/34	August 2034	569,000	12,031
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004-HE8 Class B3, 7.3913%
9/25/34	Oct. 2034	569,000	13,533
Receive monthly notional amount multiplied
by .82% and pay UBS upon default event
of Morgan Stanley ABS Capital I, Inc., par
value of the notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	569,000	3,726
Receive monthly notional amount multiplied
by .85% and pay UBS upon default event
of Ameriquest Mortgage Securities, Inc.,
par value of the notional amount of
Ameriquest Mortgage Securities, Inc.
Series 2004-R9 Class M5, 5.5913%
10/25/34	Nov. 2034	569,000	3,166
Receive monthly notional amount multiplied
by .85% and pay UBS upon default event
of Morgan Stanley ABS Capital I, Inc., par
value of the notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	569,000	3,760

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 1.6% and pay Morgan Stanley, Inc.
upon default event of Park Place Securities,
Inc., par value of the notional amount of
Park Place Securities, Inc. Series
2005-WHQ2 Class M7, 5.4413%
5/25/35	June 2035	$520,000	$7,049
Receive monthly notional amount multiplied
by 1.65% and pay Goldman Sachs upon
default event of Fieldstone Mortgage
Investment Corp., par value of the notional
amount of Fieldstone Mortgage Investment
Corp. Series 2004-2 Class M5, 6.3413%
7/25/34	August 2034	667,000	4,423
Receive monthly notional amount multiplied
by 1.66% and pay Morgan Stanley, Inc.
upon default event of Park Place Securities,
Inc., par value of the notional amount of
Park Place Securities, Inc. Series
2005-WHQ2 Class M7, 5.4413%
5/25/35	June 2035	569,000	8,622
Receive monthly notional amount multiplied
by 2.54% and pay Merrill Lynch upon
default event of Countrywide Home Loans,
Inc., par value of the notional amount of
Countrywide Home Loans, Inc. Series
2003-BC1 Class B1, 7.6913% 3/25/32	April 2032	191,208	825
Receive monthly notional amount multiplied
by 2.61% and pay Goldman Sachs upon
default event of Fremont Home Loan Trust,
par value of the notional amount of
Fremont Home Loan Trust Series 2004-1
Class M9, 7.3913% 2/25/34	March 2034	666,000	2,898

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 2.61% and pay Goldman Sachs upon
default event of Fremont Home Loan Trust,
par value of the notional amount of
Fremont Home Loan Trust Series 2004-A
Class B3, 7.0413% 1/25/34	Feb. 2034	$239,922	$548
Receive monthly notional amount multiplied
by 5% and pay Deutsche Bank upon
default event of MASTR Asset Backed
Securities Trust, par value of the notional
amount of MASTR Asset Backed Securities
Trust Series 2003-NC1 Class M6,
8.1913% 4/25/33	May 2033	569,000	6,957

TOTAL CREDIT DEFAULT SWAPS		8,181,130	104,402
Total Return Swaps
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 0.875%
4/15/10 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 19.5 basis points with Goldman
Sachs	April 2010	49,550,000	(52,411)
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 3.625%
1/15/08 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 21 basis points with Deutsche Bank	Jan. 2008	11,650,000	(264,864)
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 3.625%
1/15/08 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 21.25 basis points with Goldman
Sachs	Jan. 2008	19,000,000	(433,492)
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 3.625%
1/15/08 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 21.5 basis points with Goldman
Sachs	Jan. 2008	44,750,000	121,563
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 3.875%
1/15/09 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 20 basis points with Goldman Sachs	Jan. 2009	20,000,000	(641,447)

See accompanying notes which are an integral part of the financial statements. Annual Report 14

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount

Total Return Swaps – continued
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 3.875%
1/15/09 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 20.375 basis points with Goldman
Sachs	Jan. 2009	$100,000,000	$(3,110,659)
Receive semi-annually a return equal to U.S.
Treasury Inflation-Indexed Notes 4.25%
1/15/10 and pay semi-annually a
floating rate based on 6-month LIBOR
minus 19 basis points with Goldman Sachs	Jan. 2010	44,860,000	13,594

TOTAL TOTAL RETURN SWAPS		289,810,000	(4,367,716)

		$297,991,130	$(4,263,314)

Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,808,702 or 0.2% of net assets.

(b) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $4,559,697.

(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each fixed-income central fund, as of the investing fund’s report date, is available upon request or at fidelity.com and/or advisor.fidelity.com, as applicable. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the fixed-income central fund’s financial statements, which are not covered by the investing fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s web site, www.sec.gov, or upon request.

(e) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

See accompanying notes which are an integral part of the financial statements. 15 Annual Report

Investments - continued Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Ultra-Short Central Fund	$7,285,780

Additional information regarding the fund’s fiscal year to date purchases and sales, including the ownership percentage, of the following fixed income Central Funds is as follows:

	Value,	Purchases	Sales Proceeds	Value,	% ownership,
	beginning of			end of period	end of period
Fund	period
Fidelity Ultra-Short
Central Fund	$5,172,253	$384,011,323	$29,996,962	$359,228,642	5.0%

Other Information

The composition of credit quality ratings as a percentage of net assets is as follows (ratings are audited):

U.S. Government and
U.S. Government Agency Obligations	81.3%
AAA,AA,A	8.9%
BBB	2.5%
BB	0.2%
B	0.0%
CCC,CC,C	0.0%
Not Rated	0.8%
Equities	0.0%
Short-Term Investments and Net Other Assets	6.3%
100.0%

We have used ratings from Moody’sr Investors Services, Inc. Where Moody’s ratings are not available, we have used S&Pr ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Income Tax Information

At April 30, 2006, the fund had a capital loss carryforward of approximately $4,603,298 all of which will expire on April 30, 2014.

The fund intends to elect to defer to its fiscal year ending April 30, 2007 approximately $22,038,177 of losses recognized during the period November 1, 2005 to April 30, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Financial Statements

Statement of Assets and Liabilities
		April 30, 2006

Assets
Investment in securities, at value (including repurchase
agreements of $2,893,000) — See accompanying
schedule:
Unaffiliated issuers (cost $1,453,234,935)	$1,423,211,066
Affiliated Central Funds (cost $359,164,890)	359,228,642
Total Investments (cost $1,812,399,825)		$1,782,439,708
Cash		824
Receivable for investments sold		29,570,205
Receivable for swap agreements		17,261
Receivable for fund shares sold		2,615,436
Interest receivable		9,065,428
Receivable from investment adviser for expense
reductions		15,395
Total assets		1,823,724,257

Liabilities
Payable for investments purchased	$29,602,975
Payable for fund shares redeemed	7,098,077
Distributions payable	300,014
Swap agreements, at value	4,263,314
Accrued management fee	493,798
Distribution fees payable	130,420
Other affiliated payables	232,827
Other payables and accrued expenses	2,405
Total liabilities		42,123,830

Net Assets		$1,781,600,427
Net Assets consist of:
Paid in capital		$1,845,558,478
Distributions in excess of net investment income		(2,501,926)
Accumulated undistributed net realized gain (loss) on
investments		(27,232,694)
Net unrealized appreciation (depreciation) on
investments		(34,223,431)
Net Assets		$1,781,600,427

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued
April 30, 2006

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($86,363,544 ÷ 8,112,748 shares)	$10.65

Maximum offering price per share (100/95.25 of $10.65)	$11.18
Class T
Net Asset Value and redemption price per share
($86,613,097 ÷ 8,128,074 shares)	$10.66

Maximum offering price per share (100/96.50 of $10.66)	$11.05
Class B:
Net Asset Value and offering price per share
($48,971,935 ÷ 4,597,401 shares)A	$10.65

Class C:
Net Asset Value and offering price per share
($74,329,355 ÷ 6,984,501 shares)A	$10.64

Inflation-Protected Bond:
Net Asset Value, offering price and redemption price per
share ($1,400,656,244 ÷ 131,226,795 shares)	$10.67

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($84,666,252 ÷ 7,947,785 shares)	$10.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Statement of Operations
	Year ended April 30, 2006

Investment Income
Interest		$33,334,810
Inflation principal income		62,908,479
Income from affiliated Central Funds		7,285,780
Total income		103,529,069

Expenses
Management fee	$6,648,495
Transfer agent fees	2,414,759
Distribution fees	1,658,321
Accounting fees and expenses	57,758
Fund wide operations fee	508,408
Independent trustees’ compensation	8,566
Custodian fees and expenses	2,867
Registration fees	14,756
Audit	4,321
Legal	549
Miscellaneous	10,372
Total expenses before reductions	11,329,172
Expense reductions	(398,521)	10,930,651

Net investment income		92,598,418
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(27,885,204)
Affiliated Central Funds	(3,015)
Swap agreements	1,285,731
Total net realized gain (loss)		(26,602,488)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(91,049,372)
Swap agreements	(4,263,314)
Total change in net unrealized appreciation
(depreciation)		(95,312,686)
Net gain (loss)		(121,915,174)
Net increase (decrease) in net assets resulting from
operations		$(29,316,756)

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements - continued

Statement of Changes in Net Assets
	Year ended	Year ended
	April 30,	April 30,
	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$92,598,418	$57,778,747
Net realized gain (loss)	(26,602,488)	14,592,199
Change in net unrealized appreciation (depreciation)	(95,312,686)	66,977,301
Net increase (decrease) in net assets resulting
from operations	(29,316,756)	139,348,247
Distributions to shareholders from net investment income	(29,896,156)	(19,294,231)
Distributions to shareholders from net realized gain	(81,522,412)	(44,824,518)
Tax return of capital	(8,386,917)	—
Total distributions	(119,805,485)	(64,118,749)
Share transactions -- net increase (decrease)	(14,546,592)	499,922,603
Total increase (decrease) in net assets	(163,668,833)	575,152,101

Net Assets
Beginning of period	1,945,269,260	1,370,117,159
End of period (including distributions in excess of net
investment income of $2,501,926 and undistributed
net investment income of $10,913,086, respectively)	$1,781,600,427	$1,945,269,260

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Financial Highlights — Class A

Years ended April 30,	2006	2005	2004	2003H
Selected Per-Share Data
Net asset value, beginning of period	$11.48	$10.92	$10.77	$10.61
Income from Investment Operations
Net investment incomeE	.500	.407	.323	.236
Net realized and unrealized gain
(loss)	(.676)	.620	.236G	.080
Total from investment operations	(.176)	1.027	.559	.316
Distributions from net investment income	(.154)	(.132)	(.148)	(.106)
Distributions from net realized gain	(.453)	(.335)	(.261)	(.050)
Tax return of capital	(.047)	—	—	—
Total distributions	(.654)	(.467)	(.409)	(.156)
Net asset value, end of period	$10.65	$11.48	$10.92	$10.77
Total ReturnB,C,D	(1.62)%	9.58%	5.20%	3.02%
Ratios to Average Net AssetsF,I
Expenses before reductions	.70%	.81%	.84%	.86%A
Expenses net of fee waivers, if any	.65%	.65%	.65%	.65%A
Expenses net of all reductions	.65%	.65%	.65%	.65%A
Net investment income	4.50%	3.63%	2.94%	3.89%A
Supplemental Data
Net assets, end of period
(000 omitted)	$86,364	$75,422	$31,656	$10,403
Portfolio turnover rate	71%	117%	117%	211%A

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the sales charges.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central fund.

G	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H	For the period October 2, 2002 (commencement of sale of shares) to April 30, 2003.

I	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights — Class T

Years ended April 30,	2006	2005	2004	2003H
Selected Per-Share Data
Net asset value, beginning of period	$11.49	$10.93	$10.77	$10.61
Income from Investment Operations
Net investment incomeE	.489	.397	.313	.229
Net realized and unrealized gain
(loss)	(.676)	.619	.246G	.081
Total from investment operations	(.187)	1.016	.559	.310
Distributions from net investment income	(.143)	(.121)	(.138)	(.100)
Distributions from net realized gain	(.453)	(.335)	(.261)	(.050)
Tax return of capital	(.047)	—	—	—
Total distributions	(.643)	(.456)	(.399)	(.150)
Net asset value, end of period	$10.66	$11.49	$10.93	$10.77
Total ReturnB,C,D	(1.71)%	9.47%	5.19%	2.96%
Ratios to Average Net AssetsF,I
Expenses before reductions	.78%	.90%	.95%	.99%A
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%A
Expenses net of all reductions	.75%	.75%	.75%	.75%A
Net investment income	4.40%	3.53%	2.84%	3.79%A
Supplemental Data
Net assets, end of period
(000 omitted)	$86,613	$84,596	$44,266	$11,274
Portfolio turnover rate	71%	117%	117%	211%A

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the sales charges.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central fund.

G	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H	For the period October 2, 2002 (commencement of sale of shares) to April 30, 2003.

I	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights — Class B

Years ended April 30,	2006	2005	2004	2003H
Selected Per-Share Data
Net asset value, beginning of period	$11.48	$10.92	$10.77	$10.61
Income from Investment Operations
Net investment incomeE	.418	.324	.242	.190
Net realized and unrealized gain
(loss)	(.678)	.619	.235G	.082
Total from investment operations	(.260)	.943	.477	.272
Distributions from net investment income	(.070)	(.048)	(.066)	(.062)
Distributions from net realized gain	(.453)	(.335)	(.261)	(.050)
Tax return of capital	(.047)	—	—	—
Total distributions	(.570)	(.383)	(.327)	(.112)
Net asset value, end of period	$10.65	$11.48	$10.92	$10.77
Total ReturnB,C,D	(2.36)%	8.76%	4.41%	2.60%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.49%	1.61%	1.61%	1.65%A
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%A
Expenses net of all reductions	1.40%	1.40%	1.40%	1.40%A
Net investment income	3.75%	2.88%	2.20%	3.14%A
Supplemental Data
Net assets, end of period
(000 omitted)	$48,972	$56,052	$38,608	$21,426
Portfolio turnover rate	71%	117%	117%	211%A

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the contingent deferred sales charge.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central fund.

G	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H	For the period October 2, 2002 (commencement of sale of shares) to April 30, 2003.

I	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights — Class C

Years ended April 30,	2006	2005	2004	2003H
Selected Per-Share Data
Net asset value, beginning of period	$11.47	$10.91	$10.76	$10.61
Income from Investment Operations
Net investment incomeE	.406	.312	.230	.184
Net realized and unrealized gain
(loss)	(.677)	.619	.235G	.072
Total from investment operations	(.271)	.931	.465	.256
Distributions from net investment income	(.059)	(.036)	(.054)	(.056)
Distributions from net realized gain	(.453)	(.335)	(.261)	(.050)
Tax return of capital	(.047)	—	—	—
Total distributions	(.559)	(.371)	(.315)	(.106)
Net asset value, end of period	$10.64	$11.47	$10.91	$10.76
Total ReturnB,C,D	(2.46)%	8.66%	4.31%	2.44%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.55%	1.67%	1.69%	1.73%A
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%A
Expenses net of all reductions	1.50%	1.50%	1.50%	1.50%A
Net investment income	3.65%	2.78%	2.09%	3.04%A
Supplemental Data
Net assets, end of period
(000 omitted)	$74,329	$71,407	$46,876	$19,936
Portfolio turnover rate	71%	117%	117%	211%A

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the contingent deferred sales charge.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central fund.

G	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H	For the period October 2, 2002 (commencement of sale of shares) to April 30, 2003.

I	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights — Inflation-Protected Bond

Years ended April 30,	2006	2005	2004	2003G
Selected Per-Share Data
Net asset value, beginning of period	$11.50	$10.94	$10.79	$10.00
Income from Investment Operations
Net investment incomeD	.525	.426	.341	.358
Net realized and unrealized gain
(loss)	(.679)	.618	.235F	.653
Total from investment operations	(.154)	1.044	.576	1.011
Distributions from net investment income	(.176)	(.149)	(.165)	(.171)
Distributions from net realized gain	(.453)	(.335)	(.261)	(.050)
Tax return of capital	(.047)	—	—	—
Total distributions	(.676)	(.484)	(.426)	(.221)
Net asset value, end of period	$10.67	$11.50	$10.94	$10.79
Total ReturnB,C	(1.42) %	9.73%	5.35%	10.19%
Ratios to Average Net AssetsE,H
Expenses before reductions	.47%	.63%	.67%	.69%A
Expenses net of fee waivers, if any	.45%	.50%	.50%	.50%A
Expenses net of all reductions	.45%	.50%	.50%	.50%A
Net investment income	4.70%	3.78%	3.09%	4.04%A
Supplemental Data
Net assets, end of period
(000 omitted)	$1,400,656	$1,579,697	$1,142,388	$540,338
Portfolio turnover rate	71%	117%	117%	211%A

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Calculated based on average shares outstanding during the period.

E	Amounts do not include the activity of the affiliated central fund.

F	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G	For the period June 26, 2002 (commencement of operations) to April 30, 2003.

H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights — Institutional Class

Years ended April 30,	2006	2005	2004	2003G
Selected Per-Share Data
Net asset value, beginning of period	$11.48	$10.92	$10.77	$10.61
Income from Investment Operations
Net investment incomeD	.517	.425	.337	.243
Net realized and unrealized gain
(loss)	(.676)	.619	.239F	.082
Total from investment operations	(.159)	1.044	.576	.325
Distributions from net investment income	(.171)	(.149)	(.165)	(.115)
Distributions from net realized gain	(.453)	(.335)	(.261)	(.050)
Tax return of capital	(.047)	—	—	—
Total distributions	(.671)	(.484)	(.426)	(.165)
Net asset value, end of period	$10.65	$11.48	$10.92	$10.77
Total ReturnB,C	(1.47) %	9.74%	5.36%	3.10%
Ratios to Average Net AssetsE,H
Expenses before reductions	.50%	.61%	.67%	.73%A
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%A
Expenses net of all reductions	.50%	.50%	.50%	.50%A
Net investment income	4.65%	3.78%	3.10%	4.04%A
Supplemental Data
Net assets, end of period
(000 omitted)	$84,666	$78,096	$66,324	$2,569
Portfolio turnover rate	71%	117%	117%	211%A

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Calculated based on average shares outstanding during the period.

E	Amounts do not include the activity of the affiliated central fund.

F	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G	For the period October 2, 2002 (commencement of sale of shares) to April 30, 2003.

H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Notes to Financial Statements

For the period ended April 30, 2006

1. Significant Accounting Policies.

Fidelity Inflation-Protected Bond Fund (the fund) is a non-diversified fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Inflation-Protected Bond, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds), and fixed-income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including Central Funds, are valued at their closing net

27 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Inflation income is distributed as a short-term capital gain. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, market discount, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations, and tax return of capital distributions.

Annual Report

28

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$13,375,244
Unrealized depreciation	(47,424,977)
Net unrealized appreciation (depreciation)	(34,049,733)
Capital loss carryforward	(4,603,298)

Cost for federal income tax purposes	$1,816,489,441

The tax character of distributions paid was as follows:

	April 30, 2006	April 30, 2005
Ordinary Income	$102,657,450	$ 62,236,651
Long-term Capital Gains	8,761,118	1,882,098
Tax Return of Capital	8,386,917	—
Total	$119,805,485	$ 64,118,749

For the period ended April 30, 2006, the fund’s distributions exceeded the aggregate amount of taxable income and net realized gains, resulting in a return of capital for tax purposes. The return of capital distribution was caused by post-December reductions in inflation principal income resulting from volatility in the Consumer Price Index. The tax treatment of distributions for the 2006 calendar year will be reported to shareholders prior to February 1, 2007.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

29 Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

Annual Report

30

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $398,037,310 and $34,193,886, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets (effective June 1, 2005, the fund’s management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .33% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	15%	$140,403	$554
Class T	0%	25%	232,492	80,496
Class B	65%	25%	508,393	367,249
Class C	75%	25%	777,033	275,987
			$1,658,321	$724,286

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, .75% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

31 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$111,256
Class T	20,266
Class B*	175,814
Class C*	32,481
$339,817

*When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Inflation-Protected Bond. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Inflation-Protected Bond shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. Under an amended contract effective June 1, 2005, transfer agent fees for Inflation-Protected Bond include an asset based fee and were reduced to a rate of .10% of average net assets. The account fees were eliminated. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A		$175,083.19
Class T		159,609.17
Class B		130,826.23
Class C		147,822.19
Inflation-Protected Bond		1,686,124.10
Institutional Class		115,295.14
	$2,414,759

Accounting Fees. FSC maintains the fund’s accounting records. The fee is based on the level of average net assets for the month. Effective June 1, 2005, FMR pays these fees.

Annual Report

32

4. Fees and Other Transactions with Affiliates - continued

Fundwide Operations Fee. Pursuant to a new Fundwide Operations and Expense Agreement (FWOE) effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to an annualized rate of .03% of average net assets.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM. The Ultra-Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar-denominated money market and investment-grade debt securities.

The fund’s Schedule of Investments lists the CIP as an investment of the fund but does not include the underlying holdings of the CIP. Based on its investment objectives, the CIP may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. In addition, the CIP may also participate in delayed delivery and when-issued securities, derivatives, and mortgage dollar rolls. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the CIP and the fund.

A complete unaudited list of holdings for the CIP, as of the fund’s report date, is available upon request or at fidelity.com and/or advisor.fidelity.com, as applicable. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the CIP’s financial statements, which are not covered by this fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s web site, www.sec.gov, or upon request.

The Central Funds do not pay a management fee.

33 Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $3,814 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense	Reimbursement
	Limitations	from adviser

Class A	.65%	$42,899
Class T	.75%	30,028
Class B	1.40%	51,985
Class C	1.50%	39,286
Inflation-Protected Bond	—%*	200,186*
Institutional Class	.50%	1,224
		$365,608

*Effective June 1, 2005, the voluntary expense limitation of .50% was eliminated for Inflation Protected Bond shares. As a result of amendments to the management fee and transfer agent contracts, and the introduction of the new FWOE fee, expenses for Inflation Protected Bond shares are contractually limited to .45%, with certain exceptions.

In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $1,649. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$1,030
Inflation-Protected Bond	30,234
$31,264

Annual Report

34

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended April 30,
	2006	2005
From net investment income
Class A	$1,312,931	$676,026
Class T	1,204,023	697,465
Class B	353,737	191,845
Class C	421,809	174,528
Inflation-Protected Bond	25,341,630	16,611,385
Institutional Class	1,262,026	942,982
Total	$29,896,156	$19,294,231
From net realized gain
Class A	$3,842,397	$1,635,938
Class T	3,740,883	1,886,603
Class B	2,416,984	1,325,636
Class C	3,324,136	1,604,285
Inflation-Protected Bond	64,989,080	36,302,675
Institutional Class	3,208,932	2,069,381
Total	$81,522,412	$44,824,518
Tax return of capital
Class A	$404,262	$—
Class T	366,812	—
Class B	122,760	—
Class C	160,665	—
Inflation-Protected Bond	6,970,809	—
Institutional Class	361,609	—
Total	$8,386,917	$—

35 Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended April 30,		Years ended April 30,
	2006	2005	2006	2005
Class A
Shares sold	4,895,107	5,021,700	$54,909,954	$56,281,175
Reinvestment of distributions	445,006	178,209	4,889,124	2,001,408
Shares redeemed	(3,798,608)	(1,526,964)	(41,608,961)	(17,171,768)
Net increase (decrease)	1,541,505	3,672,945	$18,190,117	$41,110,815
Class T
Shares sold	4,302,319	4,981,973	$48,007,282	$56,102,562
Reinvestment of distributions	465,170	214,667	5,119,999	2,410,990
Shares redeemed	(4,003,697)	(1,883,700)	(44,065,682)	(21,245,577)
Net increase (decrease)	763,792	3,312,940	$9,061,599	$37,267,975
Class B
Shares sold	1,289,047	2,219,279	$14,514,236	$25,025,608
Reinvestment of distributions	217,525	113,612	2,391,650	1,271,552
Shares redeemed	(1,790,324)	(986,322)	(19,803,215)	(11,088,742)
Net increase (decrease)	(283,752)	1,346,569	$(2,897,329)	$15,208,418
Class C
Shares sold	2,898,117	3,224,844	$32,422,174	$36,415,076
Reinvestment of distributions	288,659	128,440	3,167,652	1,436,333
Shares redeemed	(2,426,088)	(1,424,585)	(26,792,814)	(15,978,040)
Net increase (decrease)	760,688	1,928,699	$8,797,012	$21,873,369
Inflation-Protected Bond
Shares sold	69,173,296	70,321,365	$772,283,260	$795,660,572
Reinvestment of distributions	8,358,958	4,476,761	92,279,455	50,289,597
Shares redeemed	(83,611,070)	(41,896,190)	(924,846,053)	(469,647,371)
Net increase (decrease)	(6,078,816)	32,901,936	$(60,283,338)	$376,302,798
Institutional Class
Shares sold	3,079,741	2,383,118	$34,201,539	$26,842,716
Reinvestment of distributions	93,332	35,272	1,026,025	396,337
Shares redeemed	(2,025,876)	(1,689,880)	(22,642,217)	(19,079,825)
Net increase (decrease)	1,147,197	728,510	$12,585,347	$8,159,228

Annual Report

36

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Fixed-Income Trust and Shareholders of Fidelity Inflation-Protected Bond Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Inflation-Protected Bond Fund (the Fund), a fund of Fidelity Fixed-Income Trust, including the schedule of investments as of April 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Inflation-Protected Bond Fund as of April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts June 15, 2006

37 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 335 funds advised by FMR or an affiliate. Mr. McCoy oversees 337 funds advised by FMR or an affiliate. Mr. Gamper oversees 280 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Annual Report

38

Name, Age; Principal Occupation Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp.

(2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

*	Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

39 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Annual Report

40

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 2002

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2002

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2002

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 2002

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Annual Report

42

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

43 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Fixed-Income Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Fixed-Income Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005-present), Fidelity’s Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998-2005).

Annual Report

44

Name, Age; Principal Occupation David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity’s Investment Grade-Bond Funds (2005-present), and Fidelity’s Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc.

(2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity’s Taxable Bond Funds (2000-2002) and Fidelity’s Municipal Bond Funds (2001-2002).

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

William W. Irving (41)

Year of Election or Appointment: 2005

Vice President of the fund. Dr. Irving also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Dr. Irving worked as a quantitative analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 2002

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of the fund. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at Pricewater-houseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Paul M. Murphy (59)

Year of Election or Appointment: 2005

Chief Financial Officer of the fund. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc.

(2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Annual Report

46

Name, Age; Principal Occupation Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Temple-ton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 2002

Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

48

Distributions

A total of 92.86% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $6,353,864 of distributions paid during the period January 1, 2006 to April 30, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

49 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

				# of	% of
PROPOSAL 1				Votes	Votes
To elect a Board of Trustees.A
	# of	% of	Marie L. Knowles
	Votes	Votes	Affirmative	12,487,395,627.79	96.126
			Withheld	503,261,987.19	3.874
Dennis J. Dirks			TOTAL	12,990,657,614.98	100.000
Affirmative	12,490,841,660.35	96.152
Withheld	499,815,954.64	3.848	Ned C. Lautenbach
TOTAL	12,990,657,614.99	100.000	Affirmative	12,484,406,625.33	96.103
			Withheld	506,250,989.66	3.897
Albert R. Gamper, Jr.			TOTAL	12,990,657,614.99	100.000
Affirmative	12,484,697,855.13	96.105
Withheld	505,959,759.86	3.895	William O. McCoy
TOTAL	12,990,657,614.99	100.000	Affirmative	12,444,377,462.06	95.795
			Withheld	546,280,152.93	4.205
Robert M. Gates			TOTAL	12,990,657,614.99	100.000
Affirmative	12,463,041,831.69	95.938
Withheld	527,615,783.30	4.062	Robert L. Reynolds
TOTAL	12,990,657,614.99	100.000	Affirmative	12,474,663,536.01	96.028
			Withheld	515,994,078.98	3.972
George H. Heilmeier			TOTAL	12,990,657,614.99	100.000
Affirmative	12,466,216,940.77	95.963
Withheld	524,440,674.22	4.037	Cornelia M. Small
TOTAL	12,990,657,614.99	100.000	Affirmative	12,488,479,519.53	96.134
			Withheld	502,178,095.46	3.866
Edward C. Johnson 3d			TOTAL	12,990,657,614.99	100.000
Affirmative	12,405,249,751.57	95.494
Withheld	585,407,863.41	4.506	William S. Stavropoulos
TOTAL	12,990,657,614.98	100.000	Affirmative	12,457,606,455.61	95.897
			Withheld	533,051,159.38	4.103
Stephen P. Jonas			TOTAL	12,990,657,614.99	100.000
Affirmative	12,473,931,200.89	96.022
Withheld	516,726,414.10	3.978	Kenneth L. Wolfe
TOTAL	12,990,657,614.99	100.000	Affirmative	12,469,367,261.16	95.987
			Withheld	521,290,353.83	4.013
			TOTAL	12,990,657,614.99	100.000

			A Denotes trust-wide proposal and voting results.

Annual Report

50

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Inflation-Protected Bond Fund

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for the fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub-advisory agreements for the fund with affiliates of FMR that allow FMR to obtain research, non-discretionary advice, or discretionary portfolio management at no additional expense to the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for the fund to access the research and investment advisory support services supplied by FRAC at no additional expense to the fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under the fund’s management contract or sub-advisory agreements; (ii) the investment process or strategies employed in the management of the fund’s assets; (iii) the nature or level of services provided under the fund’s management contract or sub-advisory agreements; (iv) the day-to-day management of the fund or the persons primarily responsible for such management; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of the Agreement would not necessitate prior shareholder approval of the Agreement or result in an assignment and termination of the fund’s management contract or sub-advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which the fund will not bear any additional management fees or expenses and under which the fund’s portfolio manager would not change, it did not consider the fund’s investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund’s management contract and sub-advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund’s Agreement is fair and reasonable, and that the fund’s Agreement should be approved.

Annual Report

52

53 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
(formerly Fidelity Management & Research
(Far East) Inc.)
Fidelity Investments Money
Management, Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited

General Distributor Fidelity Distributors Corporation Boston, MA

Transfer and Service Agents Fidelity Investments Institutional Operations Company, Inc. Boston, MA Fidelity Service Company, Inc. Boston, MA

Custodian Citibank, N.A. New York, NY

Contents

Chairman’s Message	4	Ned Johnson’s message to
		shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s
		investments with their market values.
Financial Statements	40	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	50	Notes to the financial statements.
Report of Independent	62
Registered Public
Accounting Firm
Trustees and Officers	63
Distributions	74
Proxy Voting Results	75
Board Approval of	76
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time-tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding —of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long-term success. The right mix of stocks, bonds and cash — aligned to your particular risk tolerance and investment objective — is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities — which historically have been the best performing asset class over time — is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle — investing regularly — can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy — known as dollar cost averaging — also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Edward C. Johnson 3d

Annual Report

4

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Investment Grade Bond’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended April 30, 2006	Past 1	Past 5	Past 10
	year	years	years
Investment Grade Bond	1.48%	5.36%	6.12%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Investment Grade Bond on April 30, 1996. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Aggregate Bond Index performed over the same period.
$

’06

5 Annual Report

Management’s Discussion of Fund Performance

Comments from Jeffrey Moore, Portfolio Manager of Fidelity® Investment Grade Bond Fund
The overall U.S. investment-grade bond market had a modestly positive return for the year ending April 30, 2006. Citing the need to tighten monetary supply to help contain inflation, the Federal Reserve Board raised short-term interest rates eight more times, hoisting the federal funds target rate to 4.75% . That marked its highest level since spring 2001, and the latest in a string of 15 consecutive increases since June 2004. The Fed’s actions contributed to a yield of more than 5.00% for the 10-year Treasury note, a threshold it last crossed in June 2002. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index — a measure of the taxable, investment-grade bond market — gained 0.71% . Among the major components of the benchmark, mortgage-backed securities fared best on an absolute basis, helped by positive supply and demand dynamics. Agency bonds finished second, while corporates barely posted a positive return after coming under pressure from high-profile downgrades in the automobile industry. Treasuries posted a slight loss.
Although absolute performance was subdued, the fund did very well on a relative basis. For the 12 months ending April 30, 2006, Investment Grade Bond gained 1.48%, easily outpacing the Lehman Brothers index and the LipperSM Intermediate Investment Grade Debt Funds Average, which returned 0.56% . Strong security and sector selection was a big positive relative to the index. The fund saw healthy returns from investments in structured products — notably collateralized mortgage obligations, asset-backed securities and hybrid adjustable-rate mortgages. Security selection in corporate bonds was a positive, and favorable yield-curve positioning added to results, as did a slightly shorter-than-benchmark duration, which was helpful in a rising rate environment. Lastly, the fund was helped by its fairly large stake in the Fidelity Ultra-Short Central Fund, a diversified pool of short-term assets designed to outperform cash-like investments with similar risk characteristics. My holdings in Treasury Inflation-Protected Securities (TIPS) were a slight negative overall, with TIPS giving back their gains as long-term inflation appeared manageable.

Note to shareholders: On April 20, 2006, the Board of Trustees of Fidelity Investment Grade Bond Fund approved a proposal to merge Spartan Investment Grade Bond Fund into Fidelity Investment Grade Bond Fund. The merger will occur on or about July 28, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 to April 30, 2006).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7 Annual Report

Shareholder Expense Example - continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	November 1, 2005
	November 1, 2005	April 30, 2006	to April 30, 2006
Class A
Actual	$1,000.00	$1,008.40	$3.54
HypotheticalA	$1,000.00	$1,021.27	$3.56
Class T
Actual	$1,000.00	$1,007.80	$4.13
HypotheticalA	$1,000.00	$1,020.68	$4.16
Class B
Actual	$1,000.00	$1,003.00	$7.50
HypotheticalA	$1,000.00	$1,017.31	$7.55
Class C
Actual	$1,000.00	$1,002.50	$7.94
HypotheticalA	$1,000.00	$1,016.86	$8.00
Investment Grade Bond
Actual	$1,000.00	$1,009.70	$2.24
HypotheticalA	$1,000.00	$1,022.56	$2.26
Institutional Class
Actual	$1,000.00	$1,009.40	$2.49
HypotheticalA	$1,000.00	$1,022.32	$2.51

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central funds in which the fund invests are not included in the fund’s annualized expense ratio.

Annualized
Expense Ratio
Class A	.71%
Class T	.83%
Class B	1.51%
Class C	1.60%
Investment Grade Bond	.45%
Institutional Class	.50%

Annual Report

8

Investment Changes

Average Years to Maturity as of April 30, 2006
6 months ago
Years	5.8	6.3

Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund’s bonds, weighted by dollar amount.

Duration as of April 30, 2006
6 months ago
Years	4.4	4.3

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

9 Annual Report

Investments April 30, 2006
Showing Percentage of Net Assets
Nonconvertible Bonds — 20.0%
	Principal	Value (Note 1)
	Amount (000s)	(000s)

CONSUMER DISCRETIONARY – 2.2%
Automobiles – 0.5%
Ford Motor Co.:
6.375% 2/1/29	$9,600	$6,432
6.625% 10/1/28	4,300	2,946
7.45% 7/16/31	31,690	23,134
General Motors Corp. 8.375% 7/15/33 (b)	13,140	9,789
		42,301
Household Durables – 0.1%
Fortune Brands, Inc. 5.125% 1/15/11	12,380	12,084
Media – 1.6%
Comcast Cable Communications, Inc. 6.875% 6/15/09	6,275	6,502
Comcast Corp.:
5.5% 3/15/11	2,025	2,004
6.45% 3/15/37	17,500	16,658
Cox Communications, Inc.:
4.625% 1/15/10	9,500	9,130
7.125% 10/1/12	12,770	13,405
Liberty Media Corp.:
5.7% 5/15/13 (b)	6,500	6,045
8.25% 2/1/30	13,530	12,966
News America Holdings, Inc. 7.75% 12/1/45	6,470	6,921
News America, Inc. 6.2% 12/15/34	8,530	7,888
TCI Communications, Inc. 9.8% 2/1/12	15,000	17,573
Time Warner, Inc. 6.625% 5/15/29	22,900	22,191
Univision Communications, Inc. 3.875% 10/15/08	6,645	6,339
		127,622

TOTAL CONSUMER DISCRETIONARY		182,007

CONSUMER STAPLES – 0.3%
Beverages – 0.1%
FBG Finance Ltd. 5.125% 6/15/15 (c)	7,990	7,378
Food Products – 0.1%
H.J. Heinz Co. 6.428% 12/1/08 (c)(h)	8,780	8,922
Tobacco – 0.1%
Altria Group, Inc. 7% 11/4/13	4,065	4,311

TOTAL CONSUMER STAPLES		20,611

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

ENERGY – 1.5%
Energy Equipment & Services – 0.1%
Cooper Cameron Corp. 2.65% 4/15/07	$6,715	$6,506
Oil, Gas & Consumable Fuels – 1.4%
Canadian Oil Sands Ltd. 4.8% 8/10/09 (c)	8,835	8,566
Kerr-McGee Corp. 6.95% 7/1/24	13,740	13,774
Kinder Morgan Energy Partners LP 5.8% 3/15/35	3,905	3,454
Kinder Morgan Finance Co. ULC 5.35% 1/5/11	19,775	19,428
Louis Dreyfus Natural Gas Corp. 6.875% 12/1/07	4,700	4,792
National Gas Co. of Trinidad & Tobago Ltd. 6.05%
1/15/36 (c)	4,225	3,840
Pemex Project Funding Master Trust:
5.75% 12/15/15 (c)	15,330	14,533
5.75% 12/15/15	9,170	8,693
6.625% 6/15/35 (c)	5,116	4,835
7.375% 12/15/14	31,730	33,634
		115,549

TOTAL ENERGY		122,055

FINANCIALS – 9.0%
Capital Markets – 1.3%
Bank of New York Co., Inc.:
3.4% 3/15/13 (h)	5,100	4,906
4.25% 9/4/12 (h)	5,730	5,641
Goldman Sachs Capital I 6.345% 2/15/34	17,000	16,307
Goldman Sachs Group, Inc. 5.25% 10/15/13	19,220	18,559
JPMorgan Chase Capital XV 5.875% 3/15/35	7,470	6,779
Lazard Group LLC 7.125% 5/15/15	11,890	12,171
Merrill Lynch & Co., Inc. 4.25% 2/8/10	16,420	15,733
Morgan Stanley 6.6% 4/1/12	17,435	18,225
Nuveen Investments, Inc. 5% 9/15/10	5,825	5,605
		103,926
Commercial Banks – 1.7%
Bank One Corp. 5.25% 1/30/13	13,775	13,429
Corporacion Andina de Fomento 5.2% 5/21/13	3,910	3,741
Export-Import Bank of Korea:
4.125% 2/10/09 (c)	2,920	2,818
5.125% 2/14/11	21,190	20,709
5.25% 2/10/14 (c)	5,000	4,800
HSBC Holdings PLC 6.5% 5/2/36	8,150	8,199

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

FINANCIALS – continued
Commercial Banks – continued
KeyCorp Capital Trust VII 5.7% 6/15/35	$16,500	$14,426
Korea Development Bank:
3.875% 3/2/09	16,050	15,386
4.75% 7/20/09	5,805	5,683
5.75% 9/10/13	10,035	10,023
Rabobank Capital Funding Trust II 5.26% 12/31/49 (c)(h)	15,200	14,420
Wachovia Bank NA 4.875% 2/1/15	20,250	18,846
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	2,900	3,128
		135,608
Consumer Finance – 0.8%
General Electric Capital Corp. 5.5% 4/28/11	32,170	32,211
Household Finance Corp. 4.125% 11/16/09	20,856	19,970
HSBC Finance Corp. 6.75% 5/15/11	9,235	9,679
MBNA America Bank NA 4.625% 8/3/09	5,000	4,888
		66,748
Diversified Financial Services – 1.0%
Citigroup, Inc. 6% 2/21/12	5,960	6,072
ILFC E-Capital Trust II 6.25% 12/21/65 (c)(h)	3,055	2,925
JPMorgan Chase & Co.:
4.875% 3/15/14	9,405	8,800
4.891% 9/1/15 (h)	2,340	2,265
6.75% 2/1/11	16,575	17,345
JPMorgan Chase Capital XVII 5.85% 8/1/35	19,490	17,593
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (c)	11,320	11,195
Prime Property Funding, Inc. 5.125% 6/1/15 (c)	9,450	8,709
ZFS Finance USA Trust I 6.15% 12/15/65 (c)(h)	10,500	10,179
		85,083
Insurance – 0.6%
Assurant, Inc. 5.625% 2/15/14	4,265	4,140
Axis Capital Holdings Ltd. 5.75% 12/1/14	18,750	17,931
QBE Insurance Group Ltd. 5.647% 7/1/23 (c)(h)	13,485	12,871
Symetra Financial Corp. 6.125% 4/1/16 (c)	7,440	7,275
Travelers Property Casualty Corp. 6.375% 3/15/33	4,075	3,990
		46,207
Real Estate – 2.6%
Archstone Smith Operating Trust:
5.25% 12/1/10	3,690	3,620
5.25% 5/1/15	8,995	8,524

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

FINANCIALS – continued
Real Estate – continued
Boston Properties, Inc. 6.25% 1/15/13	$6,505	$6,651
Brandywine Operating Partnership LP:
5.625% 12/15/10	10,855	10,709
5.75% 4/1/12	5,555	5,487
Camden Property Trust:
5.875% 6/1/07	3,920	3,941
5.875% 11/30/12	6,435	6,405
CarrAmerica Realty Corp. 5.5% 12/15/10	13,440	13,386
CenterPoint Properties Trust 5.75% 8/15/09	5,030	5,076
Colonial Properties Trust:
4.75% 2/1/10	6,845	6,598
6.875% 8/15/12	5,000	5,215
Developers Diversified Realty Corp.:
5% 5/3/10	6,840	6,635
5.25% 4/15/11	3,905	3,790
5.375% 10/15/12	3,890	3,765
EOP Operating LP:
4.65% 10/1/10	8,840	8,475
4.75% 3/15/14	14,345	13,160
5.875% 1/15/13	5,000	4,956
6.75% 2/15/12	7,180	7,470
7.75% 11/15/07	8,835	9,117
Equity Residential 5.125% 3/15/16	7,720	7,212
Healthcare Realty Trust, Inc. 5.125% 4/1/14	2,910	2,694
iStar Financial, Inc.:
5.65% 9/15/11	8,040	7,909
5.8% 3/15/11	10,090	10,007
Liberty Property LP 6.375% 8/15/12	3,117	3,191
Regency Centers LP 6.75% 1/15/12	7,380	7,703
Simon Property Group LP:
4.6% 6/15/10	6,090	5,867
5.1% 6/15/15	13,000	12,168
5.45% 3/15/13	6,200	6,038
5.75% 12/1/15 (c)	7,500	7,347
Tanger Properties LP 6.15% 11/15/15	12,300	12,023
		215,139
Thrifts & Mortgage Finance – 1.0%
Independence Community Bank Corp.:
3.75% 4/1/14 (h)	5,390	5,104
4.9% 9/23/10	29,890	28,745

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

FINANCIALS – continued
Thrifts & Mortgage Finance – continued
Residential Capital Corp.:
6.375% 6/30/10	$14,040	$13,980
6.5% 4/17/13	6,345	6,324
Washington Mutual, Inc.:
4.625% 4/1/14	13,195	11,961
5.32% 9/17/12 (h)	19,000	19,040
		85,154

TOTAL FINANCIALS		737,865

INDUSTRIALS – 1.9%
Aerospace & Defense – 0.2%
Bombardier, Inc.:
6.3% 5/1/14 (c)	2,500	2,306
7.45% 5/1/34 (c)	11,445	10,329
		12,635
Airlines – 1.3%
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	884	898
6.978% 10/1/12	2,271	2,326
7.024% 4/15/11	3,230	3,319
7.324% 4/15/11	9,675	9,385
7.858% 4/1/13	26,059	27,711
Continental Airlines, Inc. pass thru trust certificates:
6.32% 11/1/08	6,675	6,667
6.545% 8/2/20	3,212	3,195
6.648% 3/15/19	7,281	7,292
6.795% 2/2/20	2,412	2,267
Delta Air Lines, Inc. pass thru trust certificates:
7.111% 3/18/13	16,260	16,260
7.57% 11/18/10	5,810	5,810
U.S. Airways pass thru trust certificates 6.85% 7/30/19	5,401	5,516
United Airlines pass thru Certificates:
6.071% 9/1/14	3,515	3,470
6.201% 3/1/10	2,397	2,397
6.602% 9/1/13	7,284	7,255
7.811% 10/1/09	4,909	4,869
		108,637

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

INDUSTRIALS – continued
Industrial Conglomerates – 0.1%
Hutchison Whampoa International 03/33 Ltd. 7.45%
11/24/33 (c)	$6,950	$7,477
Road & Rail – 0.1%
CSX Corp. 6.75% 3/15/11	9,000	9,408
Transportation Infrastructure – 0.2%
BNSF Funding Trust I 6.613% 12/15/55 (h)	18,105	17,399

TOTAL INDUSTRIALS		155,556

INFORMATION TECHNOLOGY – 0.4%
Electronic Equipment & Instruments – 0.1%
Avnet, Inc. 6% 9/1/15	9,540	9,094
Semiconductors & Semiconductor Equipment – 0.3%
Chartered Semiconductor Manufacturing Ltd.:
5.75% 8/3/10	9,825	9,696
6.375% 8/3/15	9,730	9,494
		19,190

TOTAL INFORMATION TECHNOLOGY		28,284

MATERIALS – 0.1%
Metals & Mining – 0.0%
Corporacion Nacional del Cobre (Codelco) 6.375%
11/30/12 (c)	3,460	3,556
Paper & Forest Products – 0.1%
International Paper Co. 4.25% 1/15/09	8,120	7,846

TOTAL MATERIALS		11,402

TELECOMMUNICATION SERVICES – 1.5%
Diversified Telecommunication Services – 1.3%
Ameritech Capital Funding Corp. 6.25% 5/18/09	4,185	4,233
British Telecommunications PLC 8.375% 12/15/10	1,309	1,454
Deutsche Telekom International Finance BV 5.25% 7/22/13	7,980	7,624
KT Corp. 5.875% 6/24/14 (c)	5,295	5,216
Sprint Capital Corp. 7.625% 1/30/11	7,800	8,418
Telecom Italia Capital:
4% 1/15/10	14,810	13,946
4.875% 10/1/10	12,675	12,185

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

TELECOMMUNICATION SERVICES – continued
Diversified Telecommunication Services – continued
Telecom Italia Capital: – continued
4.95% 9/30/14	$8,070	$7,387
TELUS Corp. yankee 7.5% 6/1/07	15,105	15,419
Verizon Global Funding Corp.:
5.85% 9/15/35	6,628	5,904
7.75% 12/1/30	13,219	14,581
Verizon New York, Inc. 6.875% 4/1/12	8,965	9,201
		105,568
Wireless Telecommunication Services – 0.2%
America Movil SA de CV 6.375% 3/1/35	9,990	9,156
Vodafone Group PLC 5.5% 6/15/11	11,310	11,184
		20,340

TOTAL TELECOMMUNICATION SERVICES		125,908

UTILITIES – 3.1%
Electric Utilities – 1.5%
Cleveland Electric Illuminating Co. 5.65% 12/15/13	8,715	8,525
Exelon Corp. 4.9% 6/15/15	24,405	22,444
Exelon Generation Co. LLC 5.35% 1/15/14	19,963	19,171
FirstEnergy Corp. 6.45% 11/15/11	3,810	3,929
Oncor Electric Delivery Co. 6.375% 5/1/12	10,150	10,355
Pacific Gas & Electric Co.:
4.2% 3/1/11	2,010	1,894
4.8% 3/1/14	2,670	2,507
Pepco Holdings, Inc. 4% 5/15/10	6,500	6,093
Progress Energy, Inc.:
7% 10/30/31	6,000	6,283
7.1% 3/1/11	12,875	13,602
Public Service Co. of Colorado:
5.5% 4/1/14	7,500	7,373
7.875% 10/1/12	5,630	6,280
Southern California Edison Co.:
4.65% 4/1/15	700	644
5% 1/15/14	585	557
Southwestern Public Service Co. 5.125% 11/1/06	5,000	4,991
TXU Energy Co. LLC 7% 3/15/13	7,988	8,273
		122,921

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

UTILITIES – continued
Gas Utilities – 0.2%
Consolidated Natural Gas Co. 6.85% 4/15/11	$1,535	$1,608
Texas Eastern Transmission Corp. 7.3% 12/1/10	4,480	4,767
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16 (c)	6,490	6,425
		12,800
Independent Power Producers & Energy Traders – 0.5%
Constellation Energy Group, Inc. 7% 4/1/12	5,425	5,746
Duke Capital LLC:
4.331% 11/16/06	2,040	2,030
5.668% 8/15/14	13,400	13,073
PSEG Power LLC 7.75% 4/15/11	8,000	8,669
TXU Corp. 5.55% 11/15/14	7,555	7,028
		36,546
Multi-Utilities – 0.9%
Dominion Resources, Inc.:
4.75% 12/15/10	10,060	9,648
5.95% 6/15/35	27,345	24,909
DTE Energy Co. 7.05% 6/1/11	4,090	4,306
Duke Energy Corp. 5.625% 11/30/12	8,790	8,735
MidAmerican Energy Holdings, Inc. 6.125% 4/1/36 (c)	23,640	22,550
TECO Energy, Inc. 7% 5/1/12	6,270	6,458
		76,606

TOTAL UTILITIES		248,873

TOTAL NONCONVERTIBLE BONDS
(Cost $1,684,140)		1,632,561

U.S. Government and Government Agency Obligations — 26.1%

U.S. Government Agency Obligations – 2.8%
Fannie Mae:
4.375% 7/17/13	20,950	19,701
6.25% 2/1/11 (e)	115,105	118,970
Freddie Mac:
5.25% 11/5/12	5,610	5,472
5.875% 3/21/11	79,045	80,418
Tennessee Valley Authority 5.375% 4/1/56	5,288	5,009

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		229,570

See accompanying notes which are an integral part of the financial statements. 17 Annual Report

Investments - continued

U.S. Government and Government Agency Obligations – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
U.S. Treasury Inflation Protected Obligations – 4.5%
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	$76,072	$75,134
U.S. Treasury Inflation-Indexed Notes 2% 1/15/14 (e)	298,791	291,561

TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		366,695
U.S. Treasury Obligations – 18.8%
U.S. Treasury Bond – principal STRIPS:
2/15/15	102,430	65,740
5/15/18	20,185	10,766
5/15/30	80,845	22,990
U.S. Treasury Bonds 8% 11/15/21	61,152	78,504
U.S. Treasury Notes:
2.75% 7/31/06	183,057	182,099
4% 4/15/10	178,585	172,823
U.S. Treasury Notes – principal STRIPS:
11/15/08	495,630	438,526
2/15/10 (d)	100,000	83,520
8/15/10	329,140	267,207
2/15/12 (d)	234,480	177,241
8/15/12	50,445	36,932

TOTAL U.S. TREASURY OBLIGATIONS		1,536,348

TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,167,373)		2,132,613

U.S. Government Agency – Mortgage Securities — 23.4%

Fannie Mae – 21.9%
3.749% 12/1/34 (h)	1,088	1,070
3.752% 10/1/33 (h)	974	950
3.792% 6/1/34 (h)	4,377	4,233
3.844% 5/1/34 (h)	31,337	30,375
3.847% 1/1/35 (h)	2,710	2,665
3.853% 11/1/34 (h)	5,499	5,414
3.879% 6/1/33 (h)	3,796	3,725
3.913% 5/1/34 (h)	318	318
3.947% 11/1/34 (h)	1,765	1,740
3.96% 5/1/33 (h)	321	316
3.983% 12/1/34 (h)	5,958	5,875
4% 7/1/18 to 9/1/18	17,268	16,145

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – continued
4.006% 2/1/35 (h)	$815	$804
4.013% 1/1/35 (h)	1,621	1,599
4.021% 2/1/35 (h)	737	727
4.048% 10/1/18 (h)	872	856
4.066% 4/1/33 (h)	332	327
4.09% 2/1/35 (h)	572	564
4.091% 2/1/35 (h)	1,534	1,513
4.092% 2/1/35 (h)	567	559
4.106% 2/1/35 (h)	2,894	2,858
4.109% 1/1/35 (h)	1,664	1,642
4.115% 2/1/35 (h)	1,877	1,852
4.122% 1/1/35 (h)	2,894	2,858
4.153% 2/1/35 (h)	1,563	1,543
4.176% 1/1/35 (h)	1,404	1,387
4.178% 1/1/35 (h)	1,982	1,928
4.22% 3/1/34 (h)	814	798
4.223% 1/1/35 (h)	878	868
4.237% 1/1/34 (h)	4,793	4,701
4.248% 1/1/34 (h)	2,778	2,728
4.25% 2/1/35 (h)	1,022	995
4.267% 2/1/35 (h)	551	545
4.28% 8/1/33 (h)	1,933	1,910
4.283% 3/1/35 (h)	911	900
4.299% 5/1/35 (h)	1,305	1,292
4.316% 3/1/33 (h)	499	485
4.339% 9/1/34 (h)	1,388	1,376
4.354% 9/1/34 (h)	3,361	3,351
4.356% 1/1/35 (h)	1,012	987
4.357% 4/1/35 (h)	636	629
4.362% 2/1/34 (h)	2,239	2,203
4.392% 1/1/35 (h)	1,159	1,148
4.393% 11/1/34 (h)	12,255	12,148
4.395% 5/1/35 (h)	2,911	2,879
4.398% 2/1/35 (h)	1,510	1,473
4.402% 10/1/34 (h)	5,612	5,494
4.434% 10/1/34 (h)	4,658	4,622
4.436% 4/1/34 (h)	1,526	1,509
4.438% 3/1/35 (h)	1,350	1,318
4.465% 8/1/34 (h)	2,927	2,881
4.474% 5/1/35 (h)	993	983
4.481% 1/1/35 (h)	1,405	1,395

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments - continued

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – continued
4.495% 3/1/35 (h)	$3,218	$3,145
4.5% 11/1/18 to 4/1/35	247,847	234,389
4.5% 5/1/21 (d)	4,810	4,579
4.5% 5/1/36 (d)	35,000	32,048
4.521% 3/1/35 (h)	2,947	2,883
4.526% 2/1/35 (h)	17,353	17,116
4.54% 2/1/35 (h)	6,177	6,130
4.543% 2/1/35 (h)	647	642
4.545% 7/1/35 (h)	3,642	3,606
4.546% 2/1/35 (h)	996	989
4.579% 2/1/35 (h)	2,861	2,807
4.584% 7/1/35 (h)	4,250	4,211
4.587% 2/1/35 (h)	9,353	9,165
4.626% 11/1/34 (h)	3,064	3,013
4.668% 11/1/34 (h)	3,320	3,268
4.677% 3/1/35 (h)	7,747	7,701
4.704% 3/1/35 (h)	1,635	1,606
4.719% 7/1/35 (h)	9,183	8,908
4.726% 7/1/34 (h)	2,767	2,729
4.78% 12/1/34 (h)	2,690	2,651
4.798% 12/1/32 (h)	1,366	1,361
4.798% 12/1/34 (h)	1,062	1,048
4.812% 6/1/35 (h)	5,034	5,003
4.873% 10/1/34 (h)	12,272	12,132
5% 12/1/17	1,652	1,613
5% 5/1/36 (d)	34,000	32,163
5% 5/1/36 (d)	199,321	188,552
5% 5/1/36 (d)	125,000	118,246
5% 5/1/36 (d)	60,000	56,758
5.081% 9/1/34 (h)	10,338	10,268
5.103% 9/1/34 (h)	1,053	1,047
5.104% 5/1/35 (h)	6,732	6,726
5.177% 5/1/35 (h)	11,395	11,315
5.197% 6/1/35 (h)	4,755	4,757
5.221% 5/1/35 (h)	11,512	11,439
5.231% 3/1/35 (h)	644	641
5.343% 12/1/34 (h)	1,805	1,802
5.5% 2/1/11 to 10/1/34	292,022	284,782
5.5% 5/1/36 (d)	20,645	20,051
5.5% 5/1/36 (d)	273,365	265,500
5.5% 5/1/36 (d)	35,000	33,993

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – continued
5.505% 2/1/36 (h)	$19,632	$19,563
6% 1/1/13 to 9/1/32	37,139	37,112
6% 5/1/36 (d)	9,075	9,034
6.5% 3/1/07 to 3/1/34	97,091	99,111
6.5% 5/1/36 (d)	14,391	14,631
7% 7/1/22 to 12/1/31	26,985	27,867
7.5% 6/1/25 to 8/1/29	3,052	3,188
9.5% 5/1/18 to 2/1/25	362	398
12.5% 1/1/15 to 7/1/15	10	11

TOTAL FANNIE MAE		1,785,159
Freddie Mac – 1.0%
4.05% 12/1/34 (h)	1,033	1,016
4.106% 12/1/34 (h)	1,466	1,443
4.152% 1/1/35 (h)	1,358	1,338
4.263% 3/1/35 (h)	1,332	1,313
4.294% 5/1/35 (h)	2,391	2,359
4.304% 12/1/34 (h)	1,438	1,397
4.33% 1/1/35 (h)	3,148	3,107
4.359% 3/1/35 (h)	2,147	2,086
4.379% 2/1/35 (h)	2,678	2,604
4.443% 3/1/35 (h)	1,379	1,341
4.45% 2/1/34 (h)	1,332	1,309
4.462% 6/1/35 (h)	2,000	1,972
4.479% 3/1/35 (h)	3,910	3,806
4.482% 3/1/35 (h)	1,524	1,485
4.484% 3/1/35 (h)	9,703	9,539
4.5% 5/1/19	3,084	2,936
4.552% 2/1/35 (h)	2,176	2,122
5.007% 4/1/35 (h)	7,393	7,356
5.143% 4/1/35 (h)	7,140	7,062
5.5% 3/1/25	10,753	10,546
6% 5/1/33	12,363	12,365
8.5% 9/1/22 to 9/1/27	451	484

TOTAL FREDDIE MAC		78,986
Government National Mortgage Association – 0.5%
5.5% 12/15/32 to 5/15/34	11,449	11,255
6% 10/15/08 to 10/15/30	7,866	7,944
6.5% 3/15/26 to 2/15/33	2,823	2,914

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments - continued

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Government National Mortgage Association – continued
7% 8/15/23 to 12/15/32	$18,603	$19,331
7.5% 7/15/06 to 8/15/28	1,322	1,384
8% 9/15/24 to 5/15/32	178	189
8.5% 1/15/31	10	11
9% 4/15/23	4	4

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		43,032

TOTAL U.S. GOVERNMENT AGENCY – MORTGAGE SECURITIES
(Cost $1,936,893)		1,907,177

Asset-Backed Securities — 4.4%

ACE Securities Corp. Series 2004-HE1:
Class M1, 5.4594% 2/25/34 (h)	2,300	2,307
Class M2, 6.0594% 2/25/34 (h)	2,600	2,618
Aircraft Lease Securitization Ltd. Series 2005-1 Class C1,
8.75% 9/9/30 (c)(h)	1,979	2,004
AmeriCredit Automobile Receivables Trust Series 2005-1
Class E, 5.82% 6/6/12 (c)	3,597	3,585
Ameriquest Mortgage Securities, Inc. Series 2004-R2:
Class M1, 5.3894% 4/25/34 (h)	1,290	1,290
Class M2, 5.4394% 4/25/34 (h)	1,000	1,000
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE7 Class A3, 5.2613% 12/15/33 (h)	1,238	1,242
Series 2004-HE2 Class M1, 5.5094% 4/25/34 (h)	7,030	7,084
Bank One Issuance Trust:
Series 2002-C1 Class C1, 5.8613% 12/15/09 (h)	8,010	8,067
Series 2004-B2 Class B2, 4.37% 4/15/12	13,800	13,378
Bayview Financial Mortgage Loan Trust Series 2004-A Class A,
5.45% 2/28/44 (h)	4,274	4,284
Capital Auto Receivables Asset Trust:
Series 2004-2 Class A2, 3.35% 2/15/08	8,965	8,873
Series 2006-1 Class D, 7.16% 1/15/13 (c)	2,970	2,957
Capital One Multi-Asset Execution Trust Series 2004-6 Class B,
4.15% 7/16/12	11,570	11,129
Cendant Timeshare Receivables Funding LLC Series 2005-1A
Class A1, 4.67% 5/20/17 (c)	4,896	4,798
Chase Credit Card Owner Trust Series 2004-1 Class B,
5.1013% 5/15/09 (h)	4,365	4,365
Citibank Credit Card Issuance Trust Series 2005-B1 Class B1,
4.4% 9/15/10	4,527	4,425

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Asset-Backed Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
CNH Equipment Trust Series 2006-A Class A4, 5.27%
9/15/11	$30,160	$30,059
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 5.4594% 5/25/34 (h)	8,005	8,028
Series 2004-3 Class M1, 5.4594% 6/25/34 (h)	1,525	1,530
Series 2005-3 Class MV1, 5.3794% 8/25/35 (h)	12,300	12,323
CPS Auto Receivables Trust Series 2006-A Class A4, 5.33%
11/15/12 (c)	4,655	4,654
Crown Castle Towers LLC/Crown Atlantic Holdings Sub
LLC/Crown Communication, Inc. Series 2005-1A:
Class B, 4.878% 6/15/35 (c)	5,743	5,541
Class C, 5.074% 6/15/35 (c)	5,213	5,012
Fieldstone Mortgage Investment Corp. Series 2003-1:
Class M1, 5.6394% 11/25/33 (h)	89	89
Class M2, 6.7094% 11/25/33 (h)	700	704
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 5.5094% 3/25/34 (h)	425	426
Class M4, 5.8594% 3/25/34 (h)	325	327
Ford Credit Auto Owner Trust Series 2005-A Class B, 3.88%
1/15/10	5,151	4,999
Fremont Home Loan Trust Series 2005-A:
Class M1, 5.3894% 1/25/35 (h)	1,825	1,835
Class M2, 5.4194% 1/25/35 (h)	2,625	2,636
Class M3, 5.4494% 1/25/35 (h)	1,425	1,433
GCO Slims Trust Series 2006-1A, 5.72% 3/1/22 (c)	8,700	8,550
GSAMP Trust:
Series 2004-FM2:
Class M1, 5.4594% 1/25/34 (h)	2,693	2,693
Class M2, 6.0594% 1/25/34 (h)	1,600	1,600
Class M3, 6.2594% 1/25/34 (h)	1,600	1,600
Series 2004-OPT Class A1, 5.2994% 11/25/34 (h)	4,765	4,776
Home Equity Asset Trust:
Series 2003-2 Class M1, 5.8394% 8/25/33 (h)	2,417	2,425
Series 2003-4:
Class M1, 5.7594% 10/25/33 (h)	4,025	4,042
Class M2, 6.8594% 10/25/33 (h)	4,765	4,800
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 5.2363% 1/20/35 (h)	2,373	2,376
Class M2, 5.2663% 1/20/35 (h)	1,782	1,787
Hyundai Auto Receivables Trust Series 2004-1 Class A4,
5.26% 11/15/12	29,010	28,931
Lancer Funding Ltd. Series 2006-1A Class A3, 6.6367%
4/6/46 (c)(h)	2,325	2,325

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments - continued

Asset-Backed Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
MBNA Credit Card Master Note Trust:
Series 2001-B2 Class B2, 5.2613% 1/15/09 (h)	$33,400	$33,411
Series 2003-B2 Class B2, 5.2913% 10/15/10 (h)	1,530	1,539
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 5.4594% 7/25/34 (h)	2,225	2,225
Class M2, 5.5094% 7/25/34 (h)	400	400
Class M3, 5.9094% 7/25/34 (h)	825	825
Class M4, 6.0594% 7/25/34 (h)	550	551
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 6.0594% 12/27/32 (h)	1,945	1,966
Series 2003-NC8 Class M1, 5.6594% 9/25/33 (h)	2,600	2,612
Series 2004-NC2 Class M1, 5.5094% 12/25/33 (h)	2,931	2,949
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 5.9594% 1/25/32 (h)	3,259	3,262
Series 2002-NC1 Class M1, 5.7594% 2/25/32 (c)(h)	3,007	3,009
Series 2002-NC3 Class M1, 5.6794% 8/25/32 (h)	1,585	1,588
National Collegiate Funding LLC Series 2004-GT1 Class IO1,
7.87% 6/25/10 (c)(h)(j)	8,640	2,471
National Collegiate Student Loan Trust:
Series 2004-2 Class AIO, 9.75% 10/25/14 (j)	9,055	4,088
Series 2005-GT1 Class AIO, 6.75% 12/25/09 (j)	4,700	1,061
Nissan Auto Lease Trust Series 2003-A Class A3B, 2.57%
6/15/09	2,330	2,318
NovaStar Home Equity Loan Series 2004-1:
Class M1, 5.4094% 6/25/34 (h)	1,500	1,502
Class M4, 5.9344% 6/25/34 (h)	2,520	2,537
Onyx Acceptance Owner Trust Series 2005-A Class A3, 3.69%
5/15/09	4,570	4,516
Ownit Mortgage Loan Asset-Backed Certificates Series 2005-3
Class A2A, 5.0794% 6/25/36 (h)	15,448	15,449
Saxon Asset Securities Trust Series 2004-1 Class M1, 5.4894%
3/25/35 (h)	4,990	4,998
SLM Private Credit Student Loan Trust Series 2004-A Class C,
5.86% 6/15/33 (h)	5,136	5,199
Specialty Underwriting & Residential Finance Series 2003-BC4
Class M1, 5.5594% 11/25/34 (h)	2,045	2,056
Superior Wholesale Inventory Financing Trust VII
Series 2003-A8 Class CTFS, 5.3513% 3/15/11 (c)(h)	9,340	9,339

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Asset-Backed Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
WFS Financial Owner Trust Class 2004-3 Series A3, 3.3%
3/17/09	$9,935	$9,853
Whinstone Capital Management Ltd. Series 1A Class B3, 6%
10/25/44 (c)(h)	8,910	8,910
TOTAL ASSET-BACKED SECURITIES
(Cost $359,280)		357,541

Collateralized Mortgage Obligations — 9.3%

Private Sponsor – 5.6%
Adjustable Rate Mortgage Trust floater Series 2005-1
Class 5A2, 5.2894% 5/25/35 (h)	6,291	6,275
Bank of America Mortgage Securities, Inc.:
Series 2003-K:
Class 1A1, 3.3678% 12/25/33 (h)	1,190	1,189
Class 2A1, 4.1685% 12/25/33 (h)	4,993	4,876
Series 2003-L Class 2A1, 3.9757% 1/25/34 (h)	9,434	9,164
Series 2004-1 Class 2A2, 4.704% 10/25/34 (h)	8,513	8,332
Series 2004-B:
Class 1A1, 3.4268% 3/25/34 (h)	2,659	2,625
Class 2A2, 4.1079% 3/25/34 (h)	3,661	3,552
Series 2004-C Class 1A1, 3.3621% 4/25/34 (h)	5,748	5,661
Series 2004-D:
Class 1A1, 3.5351% 5/25/34 (h)	7,106	6,965
Class 2A2, 4.1994% 5/25/34 (h)	9,985	9,682
Series 2004-G Class 2A7, 4.5675% 8/25/34 (h)	7,880	7,694
Series 2004-H Class 2A1, 4.4764% 9/25/34 (h)	8,372	8,155
Series 2004-J:
Class 1A2, 4.2883% 11/25/34 (h)	2,930	2,902
Class 2A1, 4.7848% 11/25/34 (h)	14,164	13,893
Series 2005-E Class 2A7, 4.6134% 6/25/35 (h)	8,445	8,207
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-6
Class 1A1, 5.1215% 8/25/35 (h)	11,181	11,096
Bear Stearns Alt-A Trust floater Series 2005-1 Class A1,
5.2394% 1/25/35 (h)	28,991	29,034
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR3 Class 6A2, 5.3294% 4/25/34 (h)	1,060	1,061
Series 2004-AR6 Class 9A2, 5.3294% 10/25/34 (h)	2,222	2,226
Gracechurch Mortgage Funding PLC floater Series 1A
Class DB, 5.4981% 10/11/41 (c)(h)	9,140	9,138
Granite Master Issuer PLC floater:
Series 2005-2 Class M1, 5.01% 12/20/54 (h)	13,250	13,249

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments - continued

Collateralized Mortgage Obligations – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Private Sponsor – continued
Granite Master Issuer PLC floater: – continued
Series 2006-1A Class C2, 5.2569% 12/20/54 (c)(h)	$6,400	$6,398
JPMorgan Mortgage Trust Series 2005-A8 Class 2A3,
4.9624% 11/25/35 (h)	2,390	2,331
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6%
4/25/34	1,236	1,218
Master Asset Securitization Trust Series 2004-9 Class 7A1,
6.332% 5/25/17 (h)	7,711	7,691
Master Seasoned Securitization Trust Series 2004-1 Class 1A1,
6.237% 8/25/17 (h)	5,828	5,864
Merrill Lynch Mortgage Investors, Inc. floater:
Series 2004-E Class A2B, 4.45% 11/25/29 (h)	5,585	5,586
Series 2004-G Class A2, 5.01% 11/25/29 (h)	3,495	3,495
Series 2005-B Class A2, 4.79% 7/25/30 (h)	5,913	5,909
Opteum Mortgage Acceptance Corp. floater Series 2005-3
Class APT, 5.2494% 7/25/35 (h)	13,268	13,281
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	2,601	2,601
Series 2004-SL2 Class A1, 6.5% 10/25/16	1,060	1,071
Residential Finance LP/Residential Finance Development Corp.
floater:
Series 2003-B:
Class B3, 6.3988% 7/10/35 (c)(h)	8,749	8,948
Class B4, 6.5988% 7/10/35 (c)(h)	6,657	6,808
Class B5, 7.1988% 7/10/35 (c)(h)	6,277	6,434
Class B6, 7.6988% 7/10/35 (c)(h)	2,853	2,932
Series 2003-CB1:
Class B3, 6.2988% 6/10/35 (c)(h)	3,049	3,109
Class B4, 6.4988% 6/10/35 (c)(h)	2,728	2,785
Class B5, 7.0988% 6/10/35 (c)(h)	1,863	1,907
Class B6, 7.5988% 6/10/35 (c)(h)	1,107	1,136
Series 2004-A Class B4, 6.0488% 2/10/36 (c)(h)	5,817	5,923
Series 2004-B:
Class B4, 5.9488% 2/10/36 (c)(h)	1,554	1,578
Class B5, 6.3988% 2/10/36 (c)(h)	1,068	1,084
Class B6, 6.8488% 2/10/36 (c)(h)	291	296
Series 2004-C:
Class B4, 5.7988% 9/10/36 (h)	1,956	1,985
Class B5, 6.1988% 9/10/36 (h)	2,152	2,168
Class B6, 6.5988% 9/10/36 (h)	391	393
Sequoia Mortgage Trust floater:
Series 2004-12 Class 1A2, 4.9569% 1/20/35 (h)	10,691	10,694

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Collateralized Mortgage Obligations – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Private Sponsor – continued
Sequoia Mortgage Trust floater: – continued
Series 2004-4 Class A, 4.62% 5/20/34 (h)	$8,375	$8,374
Structured Adjustable Rate Mortgage Loan Trust floater
Series 2001-14 Class A1, 5.2694% 7/25/35 (h)	17,129	17,203
Thornburg Mortgage Securities Trust floater Series 2005-3:
Class A2, 5.1994% 10/25/35 (h)	7,580	7,576
Class A4, 5.2294% 10/25/35 (h)	19,625	19,586
Wachovia Mortgage Loan Trust LLC Series 2005-B Class 2A4,
5.1893% 10/20/35 (h)	1,915	1,884
WAMU Mortgage pass thru certificates floater:
Series 2005-AR13 Class A1C1, 5.1494% 10/25/45 (h)	30,149	30,133
Series 2005-AR19 Class A1C1, 5.1494% 12/25/45 (h)	16,552	16,554
Washington Mutual Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	1,000	1,013
Series 2004-RA2 Class 2A, 7% 7/25/33	1,591	1,624
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-T Class A1, 3.4532% 9/25/34 (h)	8,458	8,463
Series 2005-AR10 Class 2A2, 4.1095% 6/25/35 (h)	17,881	17,464
Series 2005-AR2 Class 2A2, 4.57% 3/25/35	25,523	24,885
Series 2005-AR9 Class 2A1, 4.3623% 5/25/35 (h)	8,442	8,306
Series 2006-AR8 Class 2A6, 5.24% 4/25/36 (h)	19,955	19,732

TOTAL PRIVATE SPONSOR		461,398
U.S. Government Agency – 3.7%
Fannie Mae Grantor Trust floater Series 2005-90 Class FG,
5.2094% 10/25/35 (h)	14,908	14,871
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 2003-73 Class GA, 3.5% 5/25/31	7,679	7,116
Series 2003-81 Class MX, 3.5% 3/25/24	5,785	5,651
sequential pay:
Series 2003-112 Class AN, 4% 11/25/18	11,498	10,157
Series 2004-3 Class BA, 4% 7/25/17	980	936
Series 2004-70 Class GB, 4.5% 1/25/32	5,962	5,489
Series 2004-86 Class KC, 4.5% 5/25/19	4,276	4,116
Series 2004-95 Class AN, 5.5% 1/25/25	4,820	4,810
7/25/34 (d)(k)	8,223	6,084

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments - continued

Collateralized Mortgage Obligations – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
U.S. Government Agency – continued
Freddie Mac planned amortization class Series 3033
Class UD, 5.5% 10/15/30	$5,930	$5,881
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 1669 Class H, 6.5% 7/15/23	8,893	8,993
Series 2006-15 Class OP, 3/25/36 (k)	9,287	6,407
Series 2425 Class JH, 6% 3/15/17	6,130	6,195
Series 2498 Class PD, 5.5% 2/15/16	3,537	3,535
Series 2614 Class TD, 3.5% 5/15/16	37,402	35,315
Series 2649 Class TQ, 3.5% 12/15/21	17,001	16,661
Series 2665 Class PB, 3.5% 6/15/23	2,693	2,629
Series 2689 Class HC, 3.5% 9/15/26	7,056	6,798
Series 2695 Class GC, 4.5% 11/15/18	8,266	7,877
Series 2760 Class EB, 4.5% 9/15/16	22,858	22,070
Series 2773 Class EG, 4.5% 4/15/19	1,087	1,000
Series 2775:
Class OD, 4.5% 10/15/17	20,875	19,640
Class OE, 4.5% 4/15/19	31,083	28,431
Series 3018 Class UD, 5.5% 9/15/30	9,555	9,474
Series 3074 Class HD, 5% 11/15/35	19,440	17,536
Series 3079 Class ME, 5% 11/15/35	16,448	14,697
Series 3099 Class OH, 5% 1/15/36	24,030	21,610
sequential pay Series 2750 Class ZT, 5% 2/15/34	7,777	6,564

TOTAL U.S. GOVERNMENT AGENCY		300,543

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $771,696)		761,941

Commercial Mortgage Securities — 4.9%

Banc of America Commercial Mortgage, Inc. Series 2005-3
Series A3B, 5.09% 7/10/43 (h)	22,475	21,765
Banc of America Large Loan, Inc. Series 2006-ESH:
Class A, 5.74% 7/14/11 (c)(h)	7,701	7,670
Class B, 5.84% 7/14/11 (c)(h)	3,851	3,835
Class C, 5.99% 7/14/11 (c)(h)	7,712	7,681
Class D, 6.62% 7/14/11 (c)(h)	4,434	4,419
Bayview Commercial Asset Trust floater:
Series 2004-1:
Class A, 5.3194% 4/25/34 (c)(h)	5,646	5,653

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Commercial Mortgage Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Bayview Commercial Asset Trust floater: – continued
Series 2004-1:
Class B, 6.8594% 4/25/34 (c)(h)	$627	$633
Class M1, 5.5194% 4/25/34 (c)(h)	488	489
Class M2, 6.1594% 4/25/34 (c)(h)	488	493
Series 2004-2 Class A, 5.3894% 8/25/34 (c)(h)	5,772	5,790
Series 2004-3:
Class A1, 5.3294% 1/25/35 (c)(h)	6,813	6,830
Class A2, 5.3794% 1/25/35 (c)(h)	979	981
Class M1, 5.4594% 1/25/35 (c)(h)	1,150	1,152
Class M2, 5.9594% 1/25/35 (c)(h)	767	775
Bear Stearns Commercial Mortgage Securities, Inc.:
sequential pay Series 2004-ESA Class A3, 4.741%
5/14/16 (c)	3,400	3,348
Series 2004-ESA:
Class B, 4.888% 5/14/16 (c)	5,195	5,122
Class C, 4.937% 5/14/16 (c)	3,370	3,327
Class D, 4.986% 5/14/16 (c)	1,405	1,389
Class E, 5.064% 5/14/16 (c)	4,375	4,340
Class F, 5.182% 5/14/16 (c)	1,050	1,043
Chase Commercial Mortgage Securities Corp.:
Series 2000-3 Class G 6.887% 10/15/32 (c)	6,912	7,051
Series 2001-245 Class A2, 5.8567% 2/12/16 (c)(h)	3,810	3,953
Commercial Mortgage pass thru certificates floater
Series 2005-F10A:
Class B, 5.1313% 4/15/17 (c)(h)	7,840	7,838
Class C, 5.1713% 4/15/17 (c)(h)	3,330	3,328
Class D, 5.2113% 4/15/17 (c)(h)	2,705	2,704
Class I, 5.7513% 4/15/17 (c)(h)	375	375
Class MOA3, 5.2013% 3/15/20 (c)(h)	5,075	5,075
CS First Boston Mortgage Securities Corp.:
floater:
Series 2004-HC1:
Class A2, 5.4013% 12/15/21 (c)(h)	1,700	1,700
Class B, 5.6513% 12/15/21 (c)(h)	4,440	4,440
Series 2005-TFLA:
Class C, 5.1413% 2/15/20 (c)(h)	6,225	6,229
Class E, 5.2313% 2/15/20 (c)(h)	4,355	4,359
Class F, 5.2813% 2/15/20 (c)(h)	1,920	1,921
Class G, 5.4213% 2/15/20 (c)(h)	555	555
Class H, 5.6513% 2/15/20 (c)(h)	790	791
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	3,700	3,940
Series 1997-C2 Class D, 7.27% 1/17/35	2,775	2,890

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Investments - continued

Commercial Mortgage Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
CS First Boston Mortgage Securities Corp.: – continued
Series 2004-C1 Class ASP, 0.9369% 1/15/37 (c)(h)(j)	$186,936	$5,852
Series 2006-OMA:
Class H, 5.805% 5/15/23 (c)(h)	1,995	1,896
Class J, 5.805% 5/15/23 (c)(h)	3,370	3,173
Deutsche Mortgage & Asset Receiving Corp. sequential pay
Series 1998-C1 Class D, 7.231% 6/15/31	3,920	4,066
DLJ Commercial Mortgage Corp. sequential pay Series
2000-CF1 Class A1B, 7.62% 6/10/33	10,000	10,741
Equitable Life Assurance Society of the United States Series
174:
Class B1, 7.33% 5/15/06 (c)	4,900	4,905
Class C1, 7.52% 5/15/06 (c)	3,500	3,503
First Union-Lehman Brothers Commercial Mortgage Trust
sequential pay Series 1997-C2 Class A3, 6.65% 11/18/29	1,757	1,778
GE Commercial Mortgage Corp. Series 2004-C1 Class X2,
1.0951% 11/10/38 (h)(j)	108,545	3,836
Ginnie Mae guaranteed Multi-family pass thru securities
sequential pay Series 2002-35 Class C, 5.8884%
10/16/23 (h)	1,302	1,319
Ginnie Mae guaranteed REMIC pass thru securities:
sequential pay:
Series 2003-22 Class B, 3.963% 5/16/32	7,715	7,279
Series 2003-47 Class C, 4.227% 10/16/27	11,212	10,813
Series 2003-59 Class D, 3.654% 10/16/27	11,780	10,822
Series 2003-47 Class XA, 0.0207% 6/16/43 (h)(j)	29,368	1,560
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3
Class X2, 0.7315% 12/10/41 (h)(j)	12,308	307
GS Mortgage Securities Corp. II:
sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (c)	11,195	11,749
Series 2003-C1 Class A2A, 3.59% 1/10/40	5,945	5,788
Series 1998-GLII Class E, 6.9671% 4/13/31 (h)	1,220	1,255
Series 2006-GG6 Class A2, 5.506% 4/10/38 (h)	22,025	22,026
Hilton Hotel Pool Trust Series 2000-HLTA Class D, 7.555%
10/3/15 (c)	7,015	7,285
Host Marriott Pool Trust sequential pay Series 1999-HMTA
Class B, 7.3% 8/3/15 (c)	2,495	2,630
JPMorgan Chase Commercial Mortgage Security Corp.
sequential pay Series 2005-LDP2 Class A2, 4.575%
7/15/42	8,105	7,841

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Commercial Mortgage Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
LB-UBS Commercial Mortgage Trust Series 2001-C3 Class B,
6.512% 6/15/36	$5,700	$5,958
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A
Class C, 4.13% 11/20/37 (c)	11,400	10,019
Merrill Lynch-CFC Commercial Mortgage Trust sequential pay
Series 2006-1 CLass A3, 5.671% 2/12/39	7,550	7,591
Morgan Stanley Capital I, Inc. Series 2006-HQ8 Class A3,
5.614% 3/12/16 (h)	11,005	10,890
Mortgage Capital Funding, Inc. sequential pay Series
1998-MC2 Class A2, 6.423% 6/18/30	5,255	5,339
Thirteen Affiliates of General Growth Properties, Inc. sequential
pay Series 1 Class A2, 6.602% 11/15/07 (c)	9,000	9,158
Trizechahn Office Properties Trust Series 2001-TZHA Class E3,
7.253% 3/15/13 (c)	3,304	3,391
Wachovia Bank Commercial Mortgage Trust:
floater Series 2005-WL5A:
Class KHP1, 5.2513% 1/15/18 (c)(h)	1,930	1,931
Class KHP2, 5.4513% 1/15/18 (c)(h)	1,930	1,931
Class KHP3, 5.7513% 1/15/18 (c)(h)	2,280	2,281
Class KHP4, 5.8513% 1/15/18 (c)(h)	1,770	1,771
Class KHP5, 6.0513% 1/15/18 (c)(h)	2,050	2,050
sequential pay:
Series 2003-C8 Class A3, 4.445% 11/15/35	17,105	16,420
Series 2006-C24 Class A2, 5.506% 3/15/45	40,465	40,431
Series 2004-C15:
Class 180A, 5.0372% 10/15/41 (c)(h)	4,805	4,633
Class 180B, 5.0372% 10/15/41 (c)(h)	2,250	2,183
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $408,375)		400,285

Municipal Securities — 0.2%

Chicago Board of Ed. Series A, 5.5% 12/1/30
(AMBAC Insured)	5,000	5,682
New Jersey Econ. Dev. Auth. Rev. Series N1, 5.5% 9/1/24
(AMBAC Insured)	9,000	10,297
TOTAL MUNICIPAL SECURITIES
(Cost $16,434)		15,979

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Investments - continued

Foreign Government and Government Agency Obligations — 1.2%

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Israeli State (guaranteed by U.S. Government through Agency
for International Development) 4.625% 6/15/13	$8,910	$8,253
United Mexican States:
5.625% 1/15/17	10,920	10,429
5.875% 1/15/14	23,355	23,098
6.75% 9/27/34	51,060	51,698
TOTAL FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $92,947)		93,478

Supranational Obligations — 0.1%

Corporacion Andina de Fomento 6.875% 3/15/12
(Cost $4,378)	4,425	4,629

Fixed-Income Funds — 20.0%
	Shares
Fidelity Specialized High Income Central Investment Portfolio (i)	700,316	69,107
Fidelity Ultra-Short Central Fund (i)	15,681,630	1,560,165
TOTAL FIXED-INCOME FUNDS
(Cost $1,630,933)		1,629,272

Preferred Securities — 0.2%
	Principal
	Amount (000s)

FINANCIALS – 0.2%
Diversified Financial Services – 0.2%
MUFG Capital Finance 1 Ltd. 6.346% (h)	$15,235	15,085
TOTAL PREFERRED SECURITIES
(Cost $15,235)		15,085

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Cash Equivalents — 1.8%
		Maturity	Value (Note 1)
		Amount (000s)	(000s)

Investments in repurchase agreements (Collateralized by
U.S. Government Obligations, in a joint trading account at:
4.78%, dated 4/28/06 due 5/1/06)		$132,548	$132,495
4.79%, dated 4/28/06 due 5/1/06) (a)		16,559	16,552

TOTAL CASH EQUIVALENTS
(Cost $149,047)			149,047

TOTAL INVESTMENT PORTFOLIO – 111.6%
(Cost $9,236,731)			9,099,608

NET OTHER ASSETS – (11.6)%			(942,593)

NET ASSETS – 100%			$8,157,015

Swap Agreements
	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Credit Default Swaps
Receive monthly notional amount multiplied
by 3.05% and pay Merrill Lynch upon
default event of Morgan Stanley ABS
Capital I, Inc., par value of the
proportional notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004-NC8 Class B3, 7.2913% 9/25/34	Oct. 2034	$2,300	$38
Receive monthly notional amount multiplied
by 3.3% and pay to Morgan Stanley, Inc.
upon default event of Ameriquest
Mortgage Securities, Inc., par value of the
notional amount of Ameriquest Mortgage
Securities, Inc. Series 2004-R11 Class M9,
7.6913% 11/25/34	Dec. 2034	2,390	46
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004-HE7 Class B3, 7.6913%
8/25/34	Sept. 2034	2,109	47

See accompanying notes which are an integral part of the financial statements. 33 Annual Report

Investments - continued

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004-NC7 Class B3, 7.6913%
7/25/34	August 2034	$2,109		$45
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004-HE8 Class B3, 7.3913%
9/25/34	Oct. 2034	2,109		50
Receive monthly a fixed rate of .2%
multiplied by the notional amount and pay
to Lehman Brothers, Inc., upon each
default event of one of the issues of Dow
Jones CDX N.A. Investment Grade 5
Index, par value of the proportional
notional amount (f)	Dec. 2007	105,500		23
Receive monthly notional amount multiplied
by .82% and pay UBS upon default event
of Morgan Stanley ABS Capital I, Inc., par
value of the notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	2,109		14
Receive monthly notional amount multiplied
by .85% and pay UBS upon default event
of Ameriquest Mortgage Securities, Inc.,
par value of the notional amount of
Ameriquest Mortgage Securities, Inc.
Series 2004-R9 Class M5, 5.5913%
10/25/34	Nov. 2034	2,109		12
Receive monthly notional amount multiplied
by .85% and pay UBS upon default event
of Morgan Stanley ABS Capital I, Inc., par
value of the notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	2,109		14
Receive monthly notional amount multiplied
by 1.6% and pay Morgan Stanley, Inc.
upon default event of Park Place Securities,
Inc., par value of the notional amount of
Park Place Securities, Inc. Series
2005-WHQ2 Class M7, 5.4413%
5/25/35	June 2035	1,930		26

See accompanying notes which are an integral part of the financial statements. Annual Report 34

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 1.65% and pay Goldman Sachs upon
default event of Fieldstone Mortgage
Investment Corp., par value of the notional
amount of Fieldstone Mortgage Investment
Corp. Series 2004-2 Class M5, 6.3413%
7/25/34	August 2034	$1,588		$11
Receive monthly notional amount multiplied
by 1.66% and pay Morgan Stanley, Inc.
upon default event of Park Place Securities,
Inc., par value of the notional amount of
Park Place Securities, Inc. Series
2005-WHQ2 Class M7, 5.4413%
5/25/35	June 2035	2,109		32
Receive monthly notional amount multiplied
by 2.54% and pay Merrill Lynch upon
default event of Countrywide Home Loans,
Inc., par value of the notional amount of
Countrywide Home Loans, Inc. Series
2003-BC1 Class B1, 7.6913% 3/25/32	April 2032	709		3
Receive monthly notional amount multiplied
by 2.61% and pay Goldman Sachs upon
default event of Fremont Home Loan Trust,
par value of the notional amount of
Fremont Home Loan Trust Series 2004-1
Class M9, 7.3913% 2/25/34	March 2034	1,589		7
Receive monthly notional amount multiplied
by 2.61% and pay Goldman Sachs upon
default event of Fremont Home Loan Trust,
par value of the notional amount of
Fremont Home Loan Trust Series 2004-A
Class B3, 7.0413% 1/25/34	Feb. 2034	571		1
Receive monthly notional amount multiplied
by 2.7% and pay Morgan Stanley, Inc.
upon default event of Park Place Securities,
Inc., par value of the notional amount of
Park Place Securities, Inc. Series
2005-WHQ2 Class M9, 6.41% 5/25/35	June 2035	7,375		68
Receive monthly notional amount multiplied
by 2.79% and pay Merrill Lynch, Inc. upon
default event of New Century Home Equity
Loan Trust, par value of the notional
amount of New Century Home Equity Loan
Trust Series 2004-4 Class M9, 7.0788%
2/25/35	March 2035	5,275		48

See accompanying notes which are an integral part of the financial statements. 35 Annual Report

Investments - continued

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 5% and pay Deutsche Bank upon
default event of MASTR Asset Backed
Securities Trust, par value of the notional
amount of MASTR Asset Backed Securities
Trust Series 2003-NC1 Class M6,
8.1913% 4/25/33	May 2033	$2,109	$26
Receive quarterly a fixed rate of .4%
multiplied by the notional amount and pay
to Lehman Brothers, Inc., upon each
default event of one of the issues of Dow
Jones CDX N.A. Investment Grade 6
Index, par value of the proportional
notional amount (g)	June 2010	70,000	164
Receive quarterly notional amount multiplied
by .30% and pay Deutsche Bank upon
default event of Entergy Corp., par value
of the notional amount of Entergy Corp.
7.75% 12/15/09	March 2008	12,055	33
Receive quarterly notional amount multiplied
by .30% and pay Goldman Sachs upon
default event of Entergy Corp., par value
of the notional amount of Entergy Corp.
7.75% 12/15/09	March 2008	8,870	24
Receive quarterly notional amount multiplied
by .34% and pay Goldman Sachs upon
default event of Duke Energy Corp. par
value of the notional amount of Duke
Energy Corp. 6.25% 1/15/12	March 2011	12,700	56
Receive quarterly notional amount multiplied
by .35% and pay Goldman Sachs upon
default event of Southern California Edison
Co., par value of the notional amount of
Southern California Edison Co. 7.625%
1/15/10	Sept. 2010	8,100	21
Receive quarterly notional amount multiplied
by .38% and pay Bank of America upon
default event of Pacific Gas & Electric Co.,
par value of the notional amount of Pacific
Gas & Electric Co. 4.8% 3/1/14	March 2011	12,700	46
Receive quarterly notional amount multiplied
by .48% and pay Goldman Sachs upon
default event of TXU Energy Co. LLC, par
value of the notional amount of TXU
Energy Co. LLC 7% 3/15/13	Sept. 2008	25,000	145

TOTAL CREDIT DEFAULT SWAPS		295,524	1,000

See accompanying notes which are an integral part of the financial statements. Annual Report 36

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Interest Rate Swaps
Receive quarterly a fixed rate equal to
4.4771% and pay quarterly a floating rate
based on 3-month LIBOR with Lehman
Brothers, Inc.	August 2010	$140,000	$(4,603)
Receive quarterly a fixed rate equal to
4.898% and pay quarterly a floating rate
based on 3-month LIBOR with Lehman
Brothers, Inc.	July 2014	22,890	(882)
Receive semi-annually a fixed rate equal to
4.745% and pay quarterly a floating rate
based on 3-month LIBOR with UBS	Jan. 2011	70,000	(1,049)
Receive semi-annually a fixed rate equal to
4.921% and pay quarterly a floating rate
based on 3-month LIBOR with Lehman
Brothers, Inc.	Dec. 2008	225,000	657
Receive semi-annually a fixed rate equal to
5.13% and pay quarterly a floating rate
based on 3-month LIBOR with Citibank	March 2009	198,685	(874)
Receive semi-annually a fixed rate equal to
5.2075% and pay quarterly a floating rate
based on 3-month LIBOR with Deutsche
Bank	March 2011	160,000	(1,251)

TOTAL INTEREST RATE SWAPS		816,575	(8,002)
Total Return Swaps
Receive monthly a return equal to Banc of
America Securities LLC AAA 10 Yr
Commercial Mortgage Backed Securities
Daily Index and pay monthly a floating
rate based on 1-month LIBOR minus 20
basis points with Bank of America	July 2006	11,300	(105)
Receive monthly a return equal to Lehman
Brothers CMBS AAA 8.5+ Index and pay
monthly a floating rate based on 1-month
LIBOR minus 25 basis points with Citibank	Oct. 2006	75,000	(687)
Receive monthly a return equal to Lehman
Brothers U.S. ABS Floating Rate AA Home
Equity Index and pay monthly a floating
rate based on 1-month LIBOR with Lehman
Brothers, Inc.	May 2006	75,000	78

See accompanying notes which are an integral part of the financial statements. 37 Annual Report

Investments - continued

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Total Return Swaps – continued
Receive monthly a return equal to Lehman
Brothers U.S. ABS Floating Rate AA Home
Equity Index and pay monthly a floating
rate based on 1-month LIBOR with Lehman
Brothers, Inc.	June 2006	$50,000	$52
Receive quarterly a return equal to Banc of
America Securities LLC AAA 10Yr
Commercial Mortgage Backed Securities
Daily Index and pay quarterly a floating
rate based on 3-month LIBOR minus 30
basis points with Bank of America	May 2006	22,600	(525)

TOTAL TOTAL RETURN SWAPS		233,900	(1,187)

		$1,345,999	$(8,189)

Legend

(a) Includes investment made with cash collateral received from securities on loan.

(b) Security or a portion of the security is on loan at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $505,733,000 or 6.2% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(e) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $9,263,000

(f) Dow Jones CDX N.A. Investment Grade 5 is a tradable index of credit default swaps on investment grade debt of U.S. companies.

(g) Dow Jones CDX N.A. Investment Grade 6 is a tradable index of credit default swaps on investment grade debt of U.S. companies.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each fixed-income central fund, as of the investing fund’s report date, is available upon request or at fidelity.com and/or advisor.fidelity.com, as applicable. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the fixed-income central fund’s financial statements, which are not covered by the investing fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s web site, www.sec.gov, or upon request.

See accompanying notes which are an integral part of the financial statements.

Annual Report

38

(j)Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(k)Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Specialized High Income Central Investment Portfolio	$2,729
Fidelity Ultra-Short Central Fund	47,063
Total	$49,792

Additional information regarding the fund’s fiscal year to date purchases and sales, including the ownership percentage, of the following fixed income Central Funds is as follows:

	Value,	Purchases	Sales	Value,	% ownership,
Fund	beginning of		Proceeds	end of period	end of period
(Amounts in thousands)	period
Fidelity Specialized
High Income Central
Investment Portfolio	$—	$69,953	$—	$69,107	33.3%
Fidelity Ultra-Short
Central Fund	895,377	664,980	—	1,560,165	21.8%
Total	$895,377	$734,933	$—	$1,629,272

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		April 30, 2006

Assets
Investment in securities, at value (including securities
loaned of $16,228 and repurchase agreements of
$149,047) — See accompanying schedule:
Unaffiliated issuers (cost $7,605,798)	$7,470,336
Affiliated Central Funds (cost $1,630,933)	1,629,272
Total Investments (cost $9,236,731)		$9,099,608
Cash		1,713
Receivable for investments sold		48,433
Receivable for swap agreements		86
Receivable for fund shares sold		8,476
Interest receivable		53,878
Other affiliated receivables		22
Total assets		9,212,216

Liabilities
Payable for investments purchased
Regular delivery	$31,081
Delayed delivery	989,468
Payable for fund shares redeemed	6,266
Distributions payable	431
Swap agreements, at value	8,189
Accrued management fee	2,165
Distribution fees payable	32
Other affiliated payables	955
Other payables and accrued expenses	62
Collateral on securities loaned, at value	16,552
Total liabilities		1,055,201

Net Assets		$8,157,015
Net Assets consist of:
Paid in capital		$8,341,517
Undistributed net investment income		289
Accumulated undistributed net realized gain (loss) on
investments		(39,522)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		(145,269)
Net Assets		$8,157,015

See accompanying notes which are an integral part of the financial statements. Annual Report 40

Statement of Assets and Liabilities - continued
Amounts in thousands (except per-share amounts)	April 30, 2006

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($37,021 ÷ 5,115 shares)	$7.24

Maximum offering price per share (100/95.25 of $7.24)	$7.60
Class T:
Net Asset Value and redemption price per share
($57,319 ÷ 7,916 shares)	$7.24

Maximum offering price per share (100/96.50 of $7.24)	$7.50
Class B:
Net Asset Value and offering price per share
($9,498 ÷ 1,311 shares)A	$7.24

Class C:
Net Asset Value and offering price per share
($9,337 ÷ 1,289 shares)A	$7.24

Investment Grade Bond:
Net Asset Value, offering price and redemption price per
share ($8,018,064 ÷ 1,107,479 shares)	$7.24

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($25,776 ÷ 3,556 shares)	$7.25

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

Financial Statements - continued

Statement of Operations
Amounts in thousands	Year ended April 30, 2006

Investment Income
Interest		$305,454
Income from affiliated Central Funds		49,792
Total income		355,246

Expenses
Management fee	$24,689
Transfer agent fees	7,988
Distribution fees	351
Accounting and security lending fees	110
Fund wide operations fee	1,909
Independent trustees’ compensation	31
Appreciation in deferred trustee compensation account	2
Custodian fees and expenses	14
Registration fees	12
Audit	8
Legal	2
Miscellaneous	19
Total expenses before reductions	35,135
Expense reductions	(465)	34,670

Net investment income		320,576
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(28,344)
Swap agreements	(9,904)
Total net realized gain (loss)		(38,248)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(175,529)
Swap agreements	(9,287)
Delayed delivery commitments	(13)
Total change in net unrealized appreciation
(depreciation)		(184,829)
Net gain (loss)		(223,077)
Net increase (decrease) in net assets resulting from
operations		$97,499

See accompanying notes which are an integral part of the financial statements.

Annual Report

42

Statement of Changes in Net Assets
	Year ended	Year ended
	April 30,	April 30,
Amounts in thousands	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$320,576	$210,849
Net realized gain (loss)	(38,248)	99,455
Change in net unrealized appreciation (depreciation)	(184,829)	7,281
Net increase (decrease) in net assets resulting
from operations	97,499	317,585
Distributions to shareholders from net investment income	(304,745)	(211,677)
Distributions to shareholders from net realized gain	(66,460)	(80,651)
Total distributions	(371,205)	(292,328)
Share transactions -- net increase (decrease)	1,599,350	1,000,708
Total increase (decrease) in net assets	1,325,644	1,025,965

Net Assets
Beginning of period	6,831,371	5,805,406
End of period (including undistributed net investment
income of $289 and undistributed net investment
income of $4,438, respectively)	$8,157,015	$6,831,371

See accompanying notes which are an integral part of the financial statements.

43 Annual Report

Financial Highlights — Class A

Years ended April 30,	2006	2005	2004	2003G
Selected Per-Share Data
Net asset value, beginning of period	$7.50	$7.47	$7.70	$7.48
Income from Investment Operations
Net investment incomeE	.298	.237	.224	.186
Net realized and unrealized gain (loss)	(.206)	.131	(.095)	.326
Total from investment operations	.092	.368	.129	.512
Distributions from net investment income	(.282)	(.238)	(.229)	(.172)
Distributions from net realized gain	(.070)	(.100)	(.130)	(.120)
Total distributions	(.352)	(.338)	(.359)	(.292)
Net asset value, end of period	$7.24	$7.50	$7.47	$7.70
Total ReturnB,C,D	1.23%	5.03%	1.68%	6.98%
Ratios to Average Net AssetsF,H
Expenses before reductions	.71%	.83%	.83%	.79%A
Expenses net of fee waivers, if any	.71%	.83%	.83%	.79%A
Expenses net of all reductions	.71%	.83%	.83%	.79%A
Net investment income	4.04%	3.17%	2.96%	3.73%A
Supplemental Data
Net assets, end of period (in millions)	$37	$31	$22	$8
Portfolio turnover rate	145%	227%	238%	276%

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the sales charges.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central funds.

G	For the period August 27, 2002 (commencement of sale of shares) to April 30, 2003.

H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

44

Financial Highlights — Class T

Years ended April 30,	2006	2005	2004	2003G
Selected Per-Share Data
Net asset value, beginning of period	$7.51	$7.47	$7.70	$7.48
Income from Investment Operations
Net investment incomeE	.290	.230	.214	.180
Net realized and unrealized gain (loss)	(.216)	.141	(.094)	.324
Total from investment operations	.074	.371	.120	.504
Distributions from net investment income	(.274)	(.231)	(.220)	(.164)
Distributions from net realized gain	(.070)	(.100)	(.130)	(.120)
Total distributions	(.344)	(.331)	(.350)	(.284)
Net asset value, end of period	$7.24	$7.51	$7.47	$7.70
Total ReturnB,C,D	.98%	5.07%	1.56%	6.87%
Ratios to Average Net AssetsF,H
Expenses before reductions	.83%	.93%	.96%	.97%A
Expenses net of fee waivers, if any	.83%	.93%	.95%	.95%A
Expenses net of all reductions	.83%	.93%	.95%	.95%A
Net investment income	3.92%	3.07%	2.84%	3.57%A
Supplemental Data
Net assets, end of period (in millions)	$57	$48	$30	$10
Portfolio turnover rate	145%	227%	238%	276%

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the sales charges.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central funds.

G	For the period August 27, 2002 (commencement of sale of shares) to April 30, 2003.

H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

45 Annual Report

Financial Highlights — Class B

Years ended April 30,	2006	2005	2004	2003G
Selected Per-Share Data
Net asset value, beginning of period	$7.51	$7.47	$7.70	$7.48
Income from Investment Operations
Net investment incomeE	.239	.180	.166	.147
Net realized and unrealized gain (loss)	(.216)	.140	(.095)	.322
Total from investment operations	.023	.320	.071	.469
Distributions from net investment income	(.223)	(.180)	(.171)	(.129)
Distributions from net realized gain	(.070)	(.100)	(.130)	(.120)
Total distributions	(.293)	(.280)	(.301)	(.249)
Net asset value, end of period	$7.24	$7.51	$7.47	$7.70
Total ReturnB,C,D	.28%	4.37%	.90%	6.39%
Ratios to Average Net AssetsF,H
Expenses before reductions	1.51%	1.64%	1.63%	1.60%A
Expenses net of fee waivers, if any	1.51%	1.60%	1.60%	1.60%A
Expenses net of all reductions	1.51%	1.59%	1.60%	1.60%A
Net investment income	3.24%	2.40%	2.19%	2.92%A
Supplemental Data
Net assets, end of period (in millions)	$9	$9	$9	$8
Portfolio turnover rate	145%	227%	238%	276%

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the contingent deferred sales charge.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central funds.

G	For the period August 27, 2002 (commencement of sale of shares) to April 30, 2003.

H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

46

Financial Highlights — Class C

Years ended April 30,	2006	2005	2004	2003G
Selected Per-Share Data
Net asset value, beginning of period	$7.51	$7.47	$7.70	$7.48
Income from Investment Operations
Net investment incomeE	.233	.176	.161	.145
Net realized and unrealized gain (loss)	(.216)	.140	(.095)	.322
Total from investment operations	.017	.316	.066	.467
Distributions from net investment income	(.217)	(.176)	(.166)	(.127)
Distributions from net realized gain	(.070)	(.100)	(.130)	(.120)
Total distributions	(.287)	(.276)	(.296)	(.247)
Net asset value, end of period	$7.24	$7.51	$7.47	$7.70
Total ReturnB,C,D	.20%	4.30%	.84%	6.35%
Ratios to Average Net AssetsF,H
Expenses before reductions	1.60%	1.67%	1.66%	1.64%A
Expenses net of fee waivers, if any	1.60%	1.66%	1.66%	1.64%A
Expenses net of all reductions	1.60%	1.66%	1.66%	1.64%A
Net investment income	3.15%	2.34%	2.13%	2.88%A
Supplemental Data
Net assets, end of period (in millions)	$9	$7	$7	$6
Portfolio turnover rate	145%	227%	238%	276%

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the contingent deferred sales charge.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central funds.

G	For the period August 27, 2002 (commencement of sale of shares) to April 30, 2003.

H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

47 Annual Report

Financial Highlights — Investment Grade Bond

Years ended April 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value,
beginning of period	$7.50	$7.47	$7.70	$7.33	$7.18
Income from Investment
Operations
Net investment incomeB	.317	.254	.240	.290	.379E
Net realized and unrealized
gain (loss)	(.206)	.130	(.095)	.483	.158E
Total from investment operations	.111	.384	.145	.773	.537
Distributions from net investment
income	(.301)	(.254)	(.245)	(.283)	(.377)
Distributions from net realized
gain	(.070)	(.100)	(.130)	(.120)	(.010)
Total distributions	(.371)	(.354)	(.375)	(.403)	(.387)
Net asset value, end of period	$7.24	$7.50	$7.47	$7.70	$7.33
Total ReturnA	1.48%	5.26%	1.89%	10.82%	7.61%
Ratios to Average Net AssetsC,D
Expenses before reductions	.46%	.61%	.63%	.66%	.66%
Expenses net of fee waivers,
if any	.46%	.61%	.63%	.66%	.66%
Expenses net of all reductions	.46%	.61%	.63%	.66%	.66%
Net investment income	4.29%	3.39%	3.16%	3.86%	5.18%E
Supplemental Data
Net assets, end of period
(in millions)	$8,018	$6,721	$5,735	$5,274	$4,056
Portfolio turnover rate	145%	227%	238%	276%	230%

A	Total returns would have been lower had certain expenses not been reduced during the periods shown.

B	Calculated based on average shares outstanding during the period.

C	Amounts do not include the activity of the affiliated central funds.

D	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur.

Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the class.

E	Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

48

Financial Highlights — Institutional Class

Years ended April 30,	2006	2005	2004	2003F
Selected Per-Share Data
Net asset value, beginning of period	$7.51	$7.48	$7.70	$7.48
Income from Investment Operations
Net investment incomeD	.313	.254	.233	.202
Net realized and unrealized gain (loss)	(.205)	.129	(.078)	.321
Total from investment operations	.108	.383	.155	.523
Distributions from net investment income	(.298)	(.253)	(.245)	(.183)
Distributions from net realized gain	(.070)	(.100)	(.130)	(.120)
Total distributions	(.368)	(.353)	(.375)	(.303)
Net asset value, end of period	$7.25	$7.51	$7.48	$7.70
Total ReturnB,C	1.44%	5.24%	2.04%	7.14%
Ratios to Average Net AssetsE,G
Expenses before reductions	.50%	.59%	.64%	.56%A
Expenses net of fee waivers, if any	.50%	.59%	.64%	.56%A
Expenses net of all reductions	.50%	.59%	.64%	.56%A
Net investment income	4.25%	3.40%	3.15%	3.96%A
Supplemental Data
Net assets, end of period (000 omitted)	$25,776	$16,084	$2,840	$275
Portfolio turnover rate	145%	227%	238%	276%

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Calculated based on average shares outstanding during the period.

E	Amounts do not include the activity of the affiliated central funds.

F	For the period August 27, 2002 (commencement of sale of shares) to April 30, 2003.

G	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

49 Annual Report

Notes to Financial Statements

For the period ended April 30, 2006 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Investment Grade Bond Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Investment Grade Bond, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds), and fixed-income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including Central Funds, are valued at their closing net asset value each business day.

Annual Report

50

1. Significant Accounting Policies - continued

Security Valuation - continued

Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

51 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to swap agreements, prior period premium and discount on debt securities, market discount, partnerships (including allocations from CIPs), deferred trustees compensation, financing transactions, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$24,374
Unrealized depreciation		(155,357)
Net unrealized appreciation (depreciation)		(130,983)

Cost for federal income tax purposes		$9,230,591
The tax character of distributions paid was as follows:

	April 30, 2006	April 30, 2005
Ordinary Income	$323,808	$ 248,105
Long-term Capital Gains	47,397	44,223
Total	$371,205	$ 292,328

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a

Annual Report

52

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

delayed delivery or when-issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as

53 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Swap Agreements - continued guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities (“mortgage dollar rolls”) or the purchase and simultaneous agreement to sell similar securities (“reverse mortgage dollar rolls”). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund’s right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,811,079 and $1,376,099, respectively.

Annual Report

54

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets (effective June 1, 2005, the fund’s management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .33% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	.00%	.15%	$49		$—
Class T	.00%	.25%	136		2
Class B	.65%	.25%	86		63
Class C	.75%	.25%	80		23
			$351		$88

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C,.75% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

55 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

	Retained
	by FDC
Class A		$22
Class T		5
Class B*		24
Class C*		3
		$54

*When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Investment Grade Bond. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Investment Grade Bond shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. Under an amended contract effective June 1, 2005, transfer agent fees for Investment Grade Bond include an asset based fee and were reduced to a rate of .10% of average net assets. The account fees were eliminated. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A		$66.21
Class T		122.22
Class B		24.25
Class C		19.24
Investment Grade Bond		7,726.11
Institutional Class		31.14
	$7,988

Accounting and Security Lending Fees. FSC maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective June 1, 2005, FMR pays these fees.

Annual Report

56

4. Fees and Other Transactions with Affiliates - continued

Fundwide Operations Fee. Pursuant to a new Fundwide Operations and Expense Agreement (FWOE) effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to an annual rate of .03% of average net assets.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM or Fidelity Management & Research Company, Inc. (FMRC) each an affiliate of FMR. The Ultra-Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar-denominated money market and investment-grade debt securities. The Specialized High Income Central Investment Portfolio seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.

The fund’s Schedule of Investments lists each applicable CIP as an investment of the fund but does not include the underlying holdings of each CIP. Based on their investment objectives, each CIP may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. In addition, each CIP may also participate in derivatives. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of each CIP and the fund.

A complete unaudited list of holdings for each CIP, as of the fund’s report date, is available upon request or at fidelity.com and/or advisor.fidelity.com, as applicable. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, each CIP’s financial statements, which are not covered by this fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s web site, www.sec.gov, or upon request.

The Central Funds do not pay a management fee.

57 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $14 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities during the period amounted to $128.

7. Expense Reductions.

Through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $14. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$1
Class T	3
Investment Grade Bond	447
$451

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58

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 50% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended April 30,
	2006	2005
From net investment income
Class A	$1,232	$869
Class T	2,022	1,202
Class B	289	205
Class C	234	169
Investment Grade Bond	300,091	208,879
Institutional Class	877	353
Total	$304,745	$211,677
From net realized gain
Class A	$293	$318
Class T	479	496
Class B	86	112
Class C	71	96
Investment Grade Bond	65,359	79,525
Institutional Class	172	104
Total	$66,460	$80,651

59		Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended April 30,		Years ended April 30,
	2006	2005	2006	2005
Class A
Shares sold	5,817	3,493	$42,930	$26,275
Reinvestment of distributions	170	65	1,256	490
Shares redeemed	(4,972)	(2,416)	(36,700)	(18,200)
Net increase (decrease)	1,015	1,142	$7,486	$8,565
Class T
Shares sold	3,807	3,871	$28,191	$29,055
Reinvestment of distributions	334	225	2,473	1,687
Shares redeemed	(2,644)	(1,686)	(19,510)	(12,629)
Net increase (decrease)	1,497	2,410	$11,154	$18,113
Class B
Shares sold	488	306	$3,626	$2,293
Reinvestment of distributions	41	35	301	262
Shares redeemed	(388)	(335)	(2,863)	(2,511)
Net increase (decrease)	141	6	$1,064	$44
Class C
Shares sold	850	397	$6,307	$2,982
Reinvestment of distributions	35	31	261	234
Shares redeemed	(474)	(443)	(3,511)	(3,318)
Net increase (decrease)	411	(15)	$3,057	$(102)
Investment Grade Bond
Shares sold	296,083	201,524	$2,186,923	$1,513,409
Reinvestment of distributions	48,523	37,730	359,152	282,446
Shares redeemed	(132,782)	(111,431)	(979,977)	(835,079)
Net increase (decrease)	211,824	127,823	$1,566,098	$960,776
Institutional Class
Shares sold	1,805	1,969	$13,369	$14,872
Reinvestment of distributions	125	58	926	438
Shares redeemed	(515)	(266)	(3,804)	(1,998)
Net increase (decrease)	1,415	1,761	$10,491	$13,312

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60

11. Reorganization.

On April 20, 2006, the Board of Trustees of Fidelity Investment Grade Bond Fund (the fund) approved an Agreement and Plan of Reorganization (“Agreement”) between the fund and Spartan Investment Grade Bond Fund (“Reorganization”). The Agreement provides for the transfer of all of the assets of Spartan Investment Grade Bond Fund in exchange solely for the number of shares of Investment Grade Bond, a class of the fund, having the same aggregate net asset value as the outstanding shares of Spartan Investment Grade Bond Fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective and the assumption by the fund of all of the liabilities of Spartan Investment Grade Bond Fund. The Reorganization, which does not require shareholder approval, will become effective on or about July 28, 2006. The Reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders. Effective with the Reorganization, a new expense contract with FMR, approved by the Board of Trustees, will limit total operating expenses of Investment Grade Bond to .45% of average net assets, excluding certain other expenses such as interest expense.

61 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Fidelity Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Investment Grade Bond Fund (a fund of Fidelity Fixed-Income Trust) at April 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Investment Grade Bond Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts June 13, 2006

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62

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 335 funds advised by FMR or an affiliate. Mr. McCoy oversees 337 funds advised by FMR or an affiliate. Mr. Gamper oversees 280 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

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Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Investment Grade Bond (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

*	Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

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Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

65 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies

(communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

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Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

67 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

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Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Fixed-Income Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Fixed-Income Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Investment Grade Bond. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005-present), Fidelity’s Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998-2005).

69 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of Investment Grade Bond. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity’s Investment Grade-Bond Funds (2005-present), and Fidelity’s Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity’s Taxable Bond Funds (2000-2002) and Fidelity’s Municipal Bond Funds (2001-2002).

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Investment Grade Bond. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Jeffrey Moore (40)

Year of Election or Appointment: 2004

Vice President of Investment Grade Bond. Mr. Moore also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Moore served as a research analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Investment Grade Bond. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

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Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Investment Grade Bond. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Investment Grade Bond. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Investment Grade Bond. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Paul M. Murphy (59)

Year of Election or Appointment: 2005

Chief Financial Officer of Investment Grade Bond. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Investment Grade Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

71 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Investment Grade Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Investment Grade Bond. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Investment Grade Bond. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Investment Grade Bond. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Investment Grade Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

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72

Name, Age; Principal Occupation Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Investment Grade Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Investment Grade Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Investment Grade Bond. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Investment Grade Bond. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

73 Annual Report

Distributions

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended April 30, 2006 $10,626, 266, or, if subsequently determined to be different, the net capital gain of such year.

A total of 13.43% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $97,761,044 of distributions paid during the period January 1, 2006 to April 30, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

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74

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

				# of	% of
PROPOSAL 1				Votes	Votes
To elect a Board of Trustees.A
	# of	% of	Ned C. Lautenbach
	Votes	Votes	Affirmative	12,484,406,625.33	96.103
			Withheld	506,250,989.66	3.897
Dennis J. Dirks			TOTAL	12,990,657,614.99	100.000
Affirmative	12,490,841,660.35	96.152
Withheld	499,815,954.64	3.848	William O. McCoy
TOTAL	12,990,657,614.99	100.000	Affirmative	12,444,377,462.06	95.795
			Withheld	546,280,152.93	4.205
Albert R. Gamper, Jr.			TOTAL	12,990,657,614.99	100.000
Affirmative	12,484,697,855.13	96.105
Withheld	505,959,759.86	3.895	Robert L. Reynolds
TOTAL	12,990,657,614.99	100.000	Affirmative	12,474,663,536.01	96.028
			Withheld	515,994,078.98	3.972
Robert M. Gates			TOTAL	12,990,657,614.99	100.000
Affirmative	12,463,041,831.69	95.938
Withheld	527,615,783.30	4.062	Cornelia M. Small
TOTAL	12,990,657,614.99	100.000	Affirmative	12,488,479,519.53	96.134
			Withheld	502,178,095.46	3.866
George H. Heilmeier			TOTAL	12,990,657,614.99	100.000
Affirmative	12,466,216,940.77	95.963
Withheld	524,440,674.22	4.037	William S. Stavropoulos
TOTAL	12,990,657,614.99	100.000	Affirmative	12,457,606,455.61	95.897
			Withheld	533,051,159.38	4.103
Edward C. Johnson 3d			TOTAL	12,990,657,614.99	100.000
Affirmative	12,405,249,751.57	95.494
Withheld	585,407,863.41	4.506	Kenneth L. Wolfe
TOTAL	12,990,657,614.98	100.000	Affirmative	12,469,367,261.16	95.987
			Withheld	521,290,353.83	4.013
Stephen P. Jonas			TOTAL	12,990,657,614.99	100.000
Affirmative	12,473,931,200.89	96.022
Withheld	516,726,414.10	3.978	A Denotes trust-wide proposal and voting results.
TOTAL	12,990,657,614.99	100.000

Marie L. Knowles
Affirmative	12,487,395,627.79	96.126
Withheld	503,261,987.19	3.874
TOTAL	12,990,657,614.98	100.000

75 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Investment Grade Bond Fund

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for the fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub-advisory agreements for the fund with affiliates of FMR that allow FMR to obtain research, non-discretionary advice, or discretionary portfolio management at no additional expense to the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for the fund to access the research and investment advisory support services supplied by FRAC at no additional expense to the fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under the fund’s management contract or sub-advisory agreements; (ii) the investment process or strategies employed in the management of the fund’s assets; (iii) the nature or level of services provided under the fund’s management contract or sub-advisory agreements; (iv) the day-to-day management of the fund or the persons primarily responsible for such management; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of the Agreement would not necessitate prior shareholder approval of the Agreement or result in an assignment and termination of the fund’s management contract or sub-advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which the fund will not bear any additional management fees or expenses and under which the fund’s portfolio manager would not change, it did not consider the fund’s investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund’s management contract and sub-advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have

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76

appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund’s Agreement is fair and reasonable, and that the fund’s Agreement should be approved.

77 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
Fidelity Management & Research
(U.K.) Inc.
Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)
Fidelity Investments
Japan Limited
Fidelity Investments Money
Management, Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

IGB-UANN-0606 1.784722.103

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FASTr) 1-800-544-5555
Automated line for quickest service

Corporate Headquarters

82 Devonshire St., Boston, MA 02109 www.fidelity.com

Fidelity INVESTMENTS

Annual Report

April 30, 2006

Class A, Class T, Class B, and Class C are classes of Fidelity® Investment Grade Bond Fund

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s
		investments with their market values.
Financial Statements	41	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	51	Notes to the financial statements.
Report of Independent	63
Registered Public
Accounting Firm
Trustees and Officers	64
Distributions	75
Proxy Voting Results	76
Board Approval of	77
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time-tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding —of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long-term success. The right mix of stocks, bonds and cash — aligned to your particular risk tolerance and investment objective — is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities — which historically have been the best performing asset class over time — is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle — investing regularly — can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy — known as dollar cost averaging — also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Edward C. Johnson 3d

Annual Report

4

Fidelity Advisor Investment Grade Bond Fund — Class A, T, B and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended April 30, 2006	Past 1	Past 5	Past 10
	year	years	years
Class A (incl. 4.75% sales charge)A	--3.58%	4.17%	5.52%
Class T (incl. 3.50% sales charge)B	--2.56%	4.36%	5.61%
Class B (incl. contingent deferred
sales charge)C	--4.54%	4.25%	5.73%
Class C (incl. contingent deferred
sales charge)D	--0.77%	4.54%	5.70%

A Class A shares bear a 0.15% 12b-1 fee. The initial offering of Class A shares took place on August 27, 2002. Returns prior to August 27, 2002 are those of Investment Grade Bond, the original class of the fund, which has no 12b-1 fee. Had Class A shares’ 12b-1 fee been reflected, returns prior to August 27, 2002 would have been lower.

B Class T shares bear a 0.25% 12b-1 fee. The initial offering of Class T shares took place on August 27, 2002. Returns prior to August 27, 2002 are those of Investment Grade Bond, the original class of the fund, which has no 12b-1 fee. Had Class T shares’ 12b-1 fee been reflected, returns prior to August 27, 2002 would have been lower.

C Class B shares bear a 0.90% 12b-1 fee. The initial offering of Class B shares took place on August 27, 2002. Returns prior to August 27, 2002 are those of Investment Grade Bond, the original class of the fund, which has no 12b-1 fee. Had Class B shares’ 12b-1 fee been reflected, returns prior to August 27, 2002 would have been lower. Class B shares’ contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on August 27, 2002. Returns prior to August 27, 2002 are those of Investment Grade Bond, the original ,class of the fund, which has no 12b-1 fee. Had Class C shares’ 12b-1 fee been reflected, returns prior to August 27, 2002 would have been lower. Class C shares’ contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0%, respectively.

5 Annual Report

Fidelity Advisor Investment Grade Bond Fund — Class A, T, B, and C Performance - continued

$10,000 Over Past 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Advisor Investment Grade Bond Fund - Class T on April 30, 1996, and the current 3.50% sales charge was paid. The chart shows how the value of the investment would have changed, and also shows how the Lehman Brothers® Aggregate Bond Index performed over the same period.
Annual Report

6

Management’s Discussion of Fund Performance

Comments from Jeffrey Moore, Portfolio Manager of Fidelity Advisor Investment Grade Bond Fund

The overall U.S. investment-grade bond market had a modestly positive return for the year ending April 30, 2006. Citing the need to tighten monetary supply to help contain inflation, the Federal Reserve Board raised short-term interest rates eight more times, hoisting the federal funds target rate to 4.75% . That marked its highest level since spring 2001, and the latest in a string of 15 consecutive increases since June 2004. The Fed’s actions contributed to a yield of more than 5.00% for the 10-year Treasury note, a threshold it last crossed in June 2002. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index — a measure of the taxable, investment-grade bond market — gained 0.71% . Among the major components of the benchmark, mortgage-backed securities fared best on an absolute basis, helped by positive supply and demand dynamics. Agency bonds finished second, while corporates barely posted a positive return after coming under pressure from high-profile downgrades in the automobile industry. Treasuries posted a slight loss.
Although absolute performance was subdued, the fund did respectably on a relative basis. For the 12 months ending April 30, 2006, the fund’s Class A, Class T, Class B and Class C shares gained 1.23%, 0.98%, 0.28% and 0.20%, respectively (excluding sales charges). The Lehman Brothers index advanced 0.71%, while the LipperSM Intermediate Investment Grade Debt Funds Average returned 0.56% . Strong security and sector selection was a big positive versus the index. The fund saw healthy returns from investments in structured products — notably collateralized mortgage obligations, asset-backed securities and hybrid adjustable-rate mortgages. Security selection in corporate bonds was a positive, and favorable yield-curve positioning added to results, as did a slightly shorter-than-benchmark duration, which was helpful in a rising rate environment. Lastly, the fund was helped by its fairly large stake in the Fidelity® Ultra-Short Central Fund, a diversified pool of short-term assets designed to outperform cash-like investments with similar risk characteristics. My holdings in Treasury Inflation-Protected Securities (TIPS) were a slight negative overall, with TIPS giving back their gains as long-term inflation appeared manageable.

Note to shareholders: On April 20, 2006, the Board of Trustees of Fidelity Investment Grade Bond Fund approved a proposal to merge Spartan Investment Grade Bond Fund into Fidelity Investment Grade Bond Fund. The merger will occur on or about July 28, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 to April 30, 2006).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	November 1, 2005
	November 1, 2005	April 30, 2006	to April 30, 2006
Class A
Actual	$1,000.00	$1,008.40	$3.54
HypotheticalA	$1,000.00	$1,021.27	$3.56
Class T
Actual	$1,000.00	$1,007.80	$4.13
HypotheticalA	$1,000.00	$1,020.68	$4.16
Class B
Actual	$1,000.00	$1,003.00	$7.50
HypotheticalA	$1,000.00	$1,017.31	$7.55
Class C
Actual	$1,000.00	$1,002.50	$7.94
HypotheticalA	$1,000.00	$1,016.86	$8.00
Investment Grade Bond
Actual	$1,000.00	$1,009.70	$2.24
HypotheticalA	$1,000.00	$1,022.56	$2.26
Institutional Class
Actual	$1,000.00	$1,009.40	$2.49
HypotheticalA	$1,000.00	$1,022.32	$2.51

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central funds in which the fund invests are not included in the fund’s annualized expense ratio.

Annualized
Expense Ratio
Class A	.71%
Class T	.83%
Class B	1.51%
Class C	1.60%
Investment Grade Bond	.45%
Institutional Class	.50%

9 Annual Report

Investment Changes

We have used ratings from Moody’sr Investors Services, Inc. Where Moody’s ratings are not available, we have used S&Pr ratings.

Average Years to Maturity as of April 30, 2006
6 months ago
Years	5.8	6.3

Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund’s bonds, weighted by dollar amount.

Duration as of April 30, 2006
6 months ago
Years	4.4	4.3

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

{ Short term Investments and Net Other Assets are not included in the pie chart.

The information in the above tables is based on the combined investments of the fund and its pro rata share of the investments of Fidelity’s fixed income central funds.

For an unaudited list of holdings for each fixed income cental fund, visit fidelity.com and/or advisor.fidelity.com, as applicable.

Annual Report 10

Investments April 30, 2006
Showing Percentage of Net Assets
Nonconvertible Bonds — 20.0%
	Principal	Value (Note 1)
	Amount (000s)	(000s)

CONSUMER DISCRETIONARY – 2.2%
Automobiles – 0.5%
Ford Motor Co.:
6.375% 2/1/29	$9,600	$6,432
6.625% 10/1/28	4,300	2,946
7.45% 7/16/31	31,690	23,134
General Motors Corp. 8.375% 7/15/33 (b)	13,140	9,789
		42,301
Household Durables – 0.1%
Fortune Brands, Inc. 5.125% 1/15/11	12,380	12,084
Media – 1.6%
Comcast Cable Communications, Inc. 6.875% 6/15/09	6,275	6,502
Comcast Corp.:
5.5% 3/15/11	2,025	2,004
6.45% 3/15/37	17,500	16,658
Cox Communications, Inc.:
4.625% 1/15/10	9,500	9,130
7.125% 10/1/12	12,770	13,405
Liberty Media Corp.:
5.7% 5/15/13 (b)	6,500	6,045
8.25% 2/1/30	13,530	12,966
News America Holdings, Inc. 7.75% 12/1/45	6,470	6,921
News America, Inc. 6.2% 12/15/34	8,530	7,888
TCI Communications, Inc. 9.8% 2/1/12	15,000	17,573
Time Warner, Inc. 6.625% 5/15/29	22,900	22,191
Univision Communications, Inc. 3.875% 10/15/08	6,645	6,339
		127,622

TOTAL CONSUMER DISCRETIONARY		182,007

CONSUMER STAPLES – 0.3%
Beverages – 0.1%
FBG Finance Ltd. 5.125% 6/15/15 (c)	7,990	7,378
Food Products – 0.1%
H.J. Heinz Co. 6.428% 12/1/08 (c)(h)	8,780	8,922
Tobacco – 0.1%
Altria Group, Inc. 7% 11/4/13	4,065	4,311

TOTAL CONSUMER STAPLES		20,611

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

ENERGY – 1.5%
Energy Equipment & Services – 0.1%
Cooper Cameron Corp. 2.65% 4/15/07	$6,715	$6,506
Oil, Gas & Consumable Fuels – 1.4%
Canadian Oil Sands Ltd. 4.8% 8/10/09 (c)	8,835	8,566
Kerr-McGee Corp. 6.95% 7/1/24	13,740	13,774
Kinder Morgan Energy Partners LP 5.8% 3/15/35	3,905	3,454
Kinder Morgan Finance Co. ULC 5.35% 1/5/11	19,775	19,428
Louis Dreyfus Natural Gas Corp. 6.875% 12/1/07	4,700	4,792
National Gas Co. of Trinidad & Tobago Ltd. 6.05%
1/15/36 (c)	4,225	3,840
Pemex Project Funding Master Trust:
5.75% 12/15/15 (c)	15,330	14,533
5.75% 12/15/15	9,170	8,693
6.625% 6/15/35 (c)	5,116	4,835
7.375% 12/15/14	31,730	33,634
		115,549

TOTAL ENERGY		122,055

FINANCIALS – 9.0%
Capital Markets – 1.3%
Bank of New York Co., Inc.:
3.4% 3/15/13 (h)	5,100	4,906
4.25% 9/4/12 (h)	5,730	5,641
Goldman Sachs Capital I 6.345% 2/15/34	17,000	16,307
Goldman Sachs Group, Inc. 5.25% 10/15/13	19,220	18,559
JPMorgan Chase Capital XV 5.875% 3/15/35	7,470	6,779
Lazard Group LLC 7.125% 5/15/15	11,890	12,171
Merrill Lynch & Co., Inc. 4.25% 2/8/10	16,420	15,733
Morgan Stanley 6.6% 4/1/12	17,435	18,225
Nuveen Investments, Inc. 5% 9/15/10	5,825	5,605
		103,926
Commercial Banks – 1.7%
Bank One Corp. 5.25% 1/30/13	13,775	13,429
Corporacion Andina de Fomento 5.2% 5/21/13	3,910	3,741
Export-Import Bank of Korea:
4.125% 2/10/09 (c)	2,920	2,818
5.125% 2/14/11	21,190	20,709
5.25% 2/10/14 (c)	5,000	4,800
HSBC Holdings PLC 6.5% 5/2/36	8,150	8,199

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

FINANCIALS – continued
Commercial Banks – continued
KeyCorp Capital Trust VII 5.7% 6/15/35	$16,500	$14,426
Korea Development Bank:
3.875% 3/2/09	16,050	15,386
4.75% 7/20/09	5,805	5,683
5.75% 9/10/13	10,035	10,023
Rabobank Capital Funding Trust II 5.26% 12/31/49 (c)(h)	15,200	14,420
Wachovia Bank NA 4.875% 2/1/15	20,250	18,846
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	2,900	3,128
		135,608
Consumer Finance – 0.8%
General Electric Capital Corp. 5.5% 4/28/11	32,170	32,211
Household Finance Corp. 4.125% 11/16/09	20,856	19,970
HSBC Finance Corp. 6.75% 5/15/11	9,235	9,679
MBNA America Bank NA 4.625% 8/3/09	5,000	4,888
		66,748
Diversified Financial Services – 1.0%
Citigroup, Inc. 6% 2/21/12	5,960	6,072
ILFC E-Capital Trust II 6.25% 12/21/65 (c)(h)	3,055	2,925
JPMorgan Chase & Co.:
4.875% 3/15/14	9,405	8,800
4.891% 9/1/15 (h)	2,340	2,265
6.75% 2/1/11	16,575	17,345
JPMorgan Chase Capital XVII 5.85% 8/1/35	19,490	17,593
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (c)	11,320	11,195
Prime Property Funding, Inc. 5.125% 6/1/15 (c)	9,450	8,709
ZFS Finance USA Trust I 6.15% 12/15/65 (c)(h)	10,500	10,179
		85,083
Insurance – 0.6%
Assurant, Inc. 5.625% 2/15/14	4,265	4,140
Axis Capital Holdings Ltd. 5.75% 12/1/14	18,750	17,931
QBE Insurance Group Ltd. 5.647% 7/1/23 (c)(h)	13,485	12,871
Symetra Financial Corp. 6.125% 4/1/16 (c)	7,440	7,275
Travelers Property Casualty Corp. 6.375% 3/15/33	4,075	3,990
		46,207
Real Estate – 2.6%
Archstone Smith Operating Trust:
5.25% 12/1/10	3,690	3,620
5.25% 5/1/15	8,995	8,524

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

FINANCIALS – continued
Real Estate – continued
Boston Properties, Inc. 6.25% 1/15/13	$6,505	$6,651
Brandywine Operating Partnership LP:
5.625% 12/15/10	10,855	10,709
5.75% 4/1/12	5,555	5,487
Camden Property Trust:
5.875% 6/1/07	3,920	3,941
5.875% 11/30/12	6,435	6,405
CarrAmerica Realty Corp. 5.5% 12/15/10	13,440	13,386
CenterPoint Properties Trust 5.75% 8/15/09	5,030	5,076
Colonial Properties Trust:
4.75% 2/1/10	6,845	6,598
6.875% 8/15/12	5,000	5,215
Developers Diversified Realty Corp.:
5% 5/3/10	6,840	6,635
5.25% 4/15/11	3,905	3,790
5.375% 10/15/12	3,890	3,765
EOP Operating LP:
4.65% 10/1/10	8,840	8,475
4.75% 3/15/14	14,345	13,160
5.875% 1/15/13	5,000	4,956
6.75% 2/15/12	7,180	7,470
7.75% 11/15/07	8,835	9,117
Equity Residential 5.125% 3/15/16	7,720	7,212
Healthcare Realty Trust, Inc. 5.125% 4/1/14	2,910	2,694
iStar Financial, Inc.:
5.65% 9/15/11	8,040	7,909
5.8% 3/15/11	10,090	10,007
Liberty Property LP 6.375% 8/15/12	3,117	3,191
Regency Centers LP 6.75% 1/15/12	7,380	7,703
Simon Property Group LP:
4.6% 6/15/10	6,090	5,867
5.1% 6/15/15	13,000	12,168
5.45% 3/15/13	6,200	6,038
5.75% 12/1/15 (c)	7,500	7,347
Tanger Properties LP 6.15% 11/15/15	12,300	12,023
		215,139
Thrifts & Mortgage Finance – 1.0%
Independence Community Bank Corp.:
3.75% 4/1/14 (h)	5,390	5,104
4.9% 9/23/10	29,890	28,745

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

FINANCIALS – continued
Thrifts & Mortgage Finance – continued
Residential Capital Corp.:
6.375% 6/30/10	$14,040	$13,980
6.5% 4/17/13	6,345	6,324
Washington Mutual, Inc.:
4.625% 4/1/14	13,195	11,961
5.32% 9/17/12 (h)	19,000	19,040
		85,154

TOTAL FINANCIALS		737,865

INDUSTRIALS – 1.9%
Aerospace & Defense – 0.2%
Bombardier, Inc.:
6.3% 5/1/14 (c)	2,500	2,306
7.45% 5/1/34 (c)	11,445	10,329
		12,635
Airlines – 1.3%
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	884	898
6.978% 10/1/12	2,271	2,326
7.024% 4/15/11	3,230	3,319
7.324% 4/15/11	9,675	9,385
7.858% 4/1/13	26,059	27,711
Continental Airlines, Inc. pass thru trust certificates:
6.32% 11/1/08	6,675	6,667
6.545% 8/2/20	3,212	3,195
6.648% 3/15/19	7,281	7,292
6.795% 2/2/20	2,412	2,267
Delta Air Lines, Inc. pass thru trust certificates:
7.111% 3/18/13	16,260	16,260
7.57% 11/18/10	5,810	5,810
U.S. Airways pass thru trust certificates 6.85% 7/30/19	5,401	5,516
United Airlines pass thru Certificates:
6.071% 9/1/14	3,515	3,470
6.201% 3/1/10	2,397	2,397
6.602% 9/1/13	7,284	7,255
7.811% 10/1/09	4,909	4,869
		108,637

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

INDUSTRIALS – continued
Industrial Conglomerates – 0.1%
Hutchison Whampoa International 03/33 Ltd. 7.45%
11/24/33 (c)	$6,950	$7,477
Road & Rail – 0.1%
CSX Corp. 6.75% 3/15/11	9,000	9,408
Transportation Infrastructure – 0.2%
BNSF Funding Trust I 6.613% 12/15/55 (h)	18,105	17,399

TOTAL INDUSTRIALS		155,556

INFORMATION TECHNOLOGY – 0.4%
Electronic Equipment & Instruments – 0.1%
Avnet, Inc. 6% 9/1/15	9,540	9,094
Semiconductors & Semiconductor Equipment – 0.3%
Chartered Semiconductor Manufacturing Ltd.:
5.75% 8/3/10	9,825	9,696
6.375% 8/3/15	9,730	9,494
		19,190

TOTAL INFORMATION TECHNOLOGY		28,284

MATERIALS – 0.1%
Metals & Mining – 0.0%
Corporacion Nacional del Cobre (Codelco) 6.375%
11/30/12 (c)	3,460	3,556
Paper & Forest Products – 0.1%
International Paper Co. 4.25% 1/15/09	8,120	7,846

TOTAL MATERIALS		11,402

TELECOMMUNICATION SERVICES – 1.5%
Diversified Telecommunication Services – 1.3%
Ameritech Capital Funding Corp. 6.25% 5/18/09	4,185	4,233
British Telecommunications PLC 8.375% 12/15/10	1,309	1,454
Deutsche Telekom International Finance BV 5.25% 7/22/13	7,980	7,624
KT Corp. 5.875% 6/24/14 (c)	5,295	5,216
Sprint Capital Corp. 7.625% 1/30/11	7,800	8,418
Telecom Italia Capital:
4% 1/15/10	14,810	13,946
4.875% 10/1/10	12,675	12,185

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

TELECOMMUNICATION SERVICES – continued
Diversified Telecommunication Services – continued
Telecom Italia Capital: – continued
4.95% 9/30/14	$8,070	$7,387
TELUS Corp. yankee 7.5% 6/1/07	15,105	15,419
Verizon Global Funding Corp.:
5.85% 9/15/35	6,628	5,904
7.75% 12/1/30	13,219	14,581
Verizon New York, Inc. 6.875% 4/1/12	8,965	9,201
		105,568
Wireless Telecommunication Services – 0.2%
America Movil SA de CV 6.375% 3/1/35	9,990	9,156
Vodafone Group PLC 5.5% 6/15/11	11,310	11,184
		20,340

TOTAL TELECOMMUNICATION SERVICES		125,908

UTILITIES – 3.1%
Electric Utilities – 1.5%
Cleveland Electric Illuminating Co. 5.65% 12/15/13	8,715	8,525
Exelon Corp. 4.9% 6/15/15	24,405	22,444
Exelon Generation Co. LLC 5.35% 1/15/14	19,963	19,171
FirstEnergy Corp. 6.45% 11/15/11	3,810	3,929
Oncor Electric Delivery Co. 6.375% 5/1/12	10,150	10,355
Pacific Gas & Electric Co.:
4.2% 3/1/11	2,010	1,894
4.8% 3/1/14	2,670	2,507
Pepco Holdings, Inc. 4% 5/15/10	6,500	6,093
Progress Energy, Inc.:
7% 10/30/31	6,000	6,283
7.1% 3/1/11	12,875	13,602
Public Service Co. of Colorado:
5.5% 4/1/14	7,500	7,373
7.875% 10/1/12	5,630	6,280
Southern California Edison Co.:
4.65% 4/1/15	700	644
5% 1/15/14	585	557
Southwestern Public Service Co. 5.125% 11/1/06	5,000	4,991
TXU Energy Co. LLC 7% 3/15/13	7,988	8,273
		122,921

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

UTILITIES – continued
Gas Utilities – 0.2%
Consolidated Natural Gas Co. 6.85% 4/15/11	$1,535	$1,608
Texas Eastern Transmission Corp. 7.3% 12/1/10	4,480	4,767
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16 (c)	6,490	6,425
		12,800
Independent Power Producers & Energy Traders – 0.5%
Constellation Energy Group, Inc. 7% 4/1/12	5,425	5,746
Duke Capital LLC:
4.331% 11/16/06	2,040	2,030
5.668% 8/15/14	13,400	13,073
PSEG Power LLC 7.75% 4/15/11	8,000	8,669
TXU Corp. 5.55% 11/15/14	7,555	7,028
		36,546
Multi-Utilities – 0.9%
Dominion Resources, Inc.:
4.75% 12/15/10	10,060	9,648
5.95% 6/15/35	27,345	24,909
DTE Energy Co. 7.05% 6/1/11	4,090	4,306
Duke Energy Corp. 5.625% 11/30/12	8,790	8,735
MidAmerican Energy Holdings, Inc. 6.125% 4/1/36 (c)	23,640	22,550
TECO Energy, Inc. 7% 5/1/12	6,270	6,458
		76,606

TOTAL UTILITIES		248,873

TOTAL NONCONVERTIBLE BONDS
(Cost $1,684,140)		1,632,561

U.	S. Government and Government Agency Obligations — 26.1%

U.	S. Government Agency Obligations – 2.8%

Fannie Mae:
4.375% 7/17/13	20,950	19,701
6.25% 2/1/11 (e)	115,105	118,970
Freddie Mac:
5.25% 11/5/12	5,610	5,472
5.875% 3/21/11	79,045	80,418
Tennessee Valley Authority 5.375% 4/1/56	5,288	5,009

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		229,570

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

U.S. Government and Government Agency Obligations – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
U.S. Treasury Inflation Protected Obligations – 4.5%
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	$76,072	$75,134
U.S. Treasury Inflation-Indexed Notes 2% 1/15/14 (e)	298,791	291,561

TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		366,695
U.S. Treasury Obligations – 18.8%
U.S. Treasury Bond – principal STRIPS:
2/15/15	102,430	65,740
5/15/18	20,185	10,766
5/15/30	80,845	22,990
U.S. Treasury Bonds 8% 11/15/21	61,152	78,504
U.S. Treasury Notes:
2.75% 7/31/06	183,057	182,099
4% 4/15/10	178,585	172,823
U.S. Treasury Notes – principal STRIPS:
11/15/08	495,630	438,526
2/15/10 (d)	100,000	83,520
8/15/10	329,140	267,207
2/15/12 (d)	234,480	177,241
8/15/12	50,445	36,932

TOTAL U.S. TREASURY OBLIGATIONS		1,536,348

TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,167,373)		2,132,613

U.S. Government Agency – Mortgage Securities — 23.4%

Fannie Mae – 21.9%
3.749% 12/1/34 (h)	1,088	1,070
3.752% 10/1/33 (h)	974	950
3.792% 6/1/34 (h)	4,377	4,233
3.844% 5/1/34 (h)	31,337	30,375
3.847% 1/1/35 (h)	2,710	2,665
3.853% 11/1/34 (h)	5,499	5,414
3.879% 6/1/33 (h)	3,796	3,725
3.913% 5/1/34 (h)	318	318
3.947% 11/1/34 (h)	1,765	1,740
3.96% 5/1/33 (h)	321	316
3.983% 12/1/34 (h)	5,958	5,875
4% 7/1/18 to 9/1/18	17,268	16,145

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments - continued

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – continued
4.006% 2/1/35 (h)	$815	$804
4.013% 1/1/35 (h)	1,621	1,599
4.021% 2/1/35 (h)	737	727
4.048% 10/1/18 (h)	872	856
4.066% 4/1/33 (h)	332	327
4.09% 2/1/35 (h)	572	564
4.091% 2/1/35 (h)	1,534	1,513
4.092% 2/1/35 (h)	567	559
4.106% 2/1/35 (h)	2,894	2,858
4.109% 1/1/35 (h)	1,664	1,642
4.115% 2/1/35 (h)	1,877	1,852
4.122% 1/1/35 (h)	2,894	2,858
4.153% 2/1/35 (h)	1,563	1,543
4.176% 1/1/35 (h)	1,404	1,387
4.178% 1/1/35 (h)	1,982	1,928
4.22% 3/1/34 (h)	814	798
4.223% 1/1/35 (h)	878	868
4.237% 1/1/34 (h)	4,793	4,701
4.248% 1/1/34 (h)	2,778	2,728
4.25% 2/1/35 (h)	1,022	995
4.267% 2/1/35 (h)	551	545
4.28% 8/1/33 (h)	1,933	1,910
4.283% 3/1/35 (h)	911	900
4.299% 5/1/35 (h)	1,305	1,292
4.316% 3/1/33 (h)	499	485
4.339% 9/1/34 (h)	1,388	1,376
4.354% 9/1/34 (h)	3,361	3,351
4.356% 1/1/35 (h)	1,012	987
4.357% 4/1/35 (h)	636	629
4.362% 2/1/34 (h)	2,239	2,203
4.392% 1/1/35 (h)	1,159	1,148
4.393% 11/1/34 (h)	12,255	12,148
4.395% 5/1/35 (h)	2,911	2,879
4.398% 2/1/35 (h)	1,510	1,473
4.402% 10/1/34 (h)	5,612	5,494
4.434% 10/1/34 (h)	4,658	4,622
4.436% 4/1/34 (h)	1,526	1,509
4.438% 3/1/35 (h)	1,350	1,318
4.465% 8/1/34 (h)	2,927	2,881
4.474% 5/1/35 (h)	993	983
4.481% 1/1/35 (h)	1,405	1,395

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – continued
4.495% 3/1/35 (h)	$3,218	$3,145
4.5% 11/1/18 to 4/1/35	247,847	234,389
4.5% 5/1/21 (d)	4,810	4,579
4.5% 5/1/36 (d)	35,000	32,048
4.521% 3/1/35 (h)	2,947	2,883
4.526% 2/1/35 (h)	17,353	17,116
4.54% 2/1/35 (h)	6,177	6,130
4.543% 2/1/35 (h)	647	642
4.545% 7/1/35 (h)	3,642	3,606
4.546% 2/1/35 (h)	996	989
4.579% 2/1/35 (h)	2,861	2,807
4.584% 7/1/35 (h)	4,250	4,211
4.587% 2/1/35 (h)	9,353	9,165
4.626% 11/1/34 (h)	3,064	3,013
4.668% 11/1/34 (h)	3,320	3,268
4.677% 3/1/35 (h)	7,747	7,701
4.704% 3/1/35 (h)	1,635	1,606
4.719% 7/1/35 (h)	9,183	8,908
4.726% 7/1/34 (h)	2,767	2,729
4.78% 12/1/34 (h)	2,690	2,651
4.798% 12/1/32 (h)	1,366	1,361
4.798% 12/1/34 (h)	1,062	1,048
4.812% 6/1/35 (h)	5,034	5,003
4.873% 10/1/34 (h)	12,272	12,132
5% 12/1/17	1,652	1,613
5% 5/1/36 (d)	34,000	32,163
5% 5/1/36 (d)	199,321	188,552
5% 5/1/36 (d)	125,000	118,246
5% 5/1/36 (d)	60,000	56,758
5.081% 9/1/34 (h)	10,338	10,268
5.103% 9/1/34 (h)	1,053	1,047
5.104% 5/1/35 (h)	6,732	6,726
5.177% 5/1/35 (h)	11,395	11,315
5.197% 6/1/35 (h)	4,755	4,757
5.221% 5/1/35 (h)	11,512	11,439
5.231% 3/1/35 (h)	644	641
5.343% 12/1/34 (h)	1,805	1,802
5.5% 2/1/11 to 10/1/34	292,022	284,782
5.5% 5/1/36 (d)	20,645	20,051
5.5% 5/1/36 (d)	273,365	265,500
5.5% 5/1/36 (d)	35,000	33,993

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments - continued

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – continued
5.505% 2/1/36 (h)	$19,632	$19,563
6% 1/1/13 to 9/1/32	37,139	37,112
6% 5/1/36 (d)	9,075	9,034
6.5% 3/1/07 to 3/1/34	97,091	99,111
6.5% 5/1/36 (d)	14,391	14,631
7% 7/1/22 to 12/1/31	26,985	27,867
7.5% 6/1/25 to 8/1/29	3,052	3,188
9.5% 5/1/18 to 2/1/25	362	398
12.5% 1/1/15 to 7/1/15	10	11

TOTAL FANNIE MAE		1,785,159
Freddie Mac – 1.0%
4.05% 12/1/34 (h)	1,033	1,016
4.106% 12/1/34 (h)	1,466	1,443
4.152% 1/1/35 (h)	1,358	1,338
4.263% 3/1/35 (h)	1,332	1,313
4.294% 5/1/35 (h)	2,391	2,359
4.304% 12/1/34 (h)	1,438	1,397
4.33% 1/1/35 (h)	3,148	3,107
4.359% 3/1/35 (h)	2,147	2,086
4.379% 2/1/35 (h)	2,678	2,604
4.443% 3/1/35 (h)	1,379	1,341
4.45% 2/1/34 (h)	1,332	1,309
4.462% 6/1/35 (h)	2,000	1,972
4.479% 3/1/35 (h)	3,910	3,806
4.482% 3/1/35 (h)	1,524	1,485
4.484% 3/1/35 (h)	9,703	9,539
4.5% 5/1/19	3,084	2,936
4.552% 2/1/35 (h)	2,176	2,122
5.007% 4/1/35 (h)	7,393	7,356
5.143% 4/1/35 (h)	7,140	7,062
5.5% 3/1/25	10,753	10,546
6% 5/1/33	12,363	12,365
8.5% 9/1/22 to 9/1/27	451	484

TOTAL FREDDIE MAC		78,986
Government National Mortgage Association – 0.5%
5.5% 12/15/32 to 5/15/34	11,449	11,255
6% 10/15/08 to 10/15/30	7,866	7,944
6.5% 3/15/26 to 2/15/33	2,823	2,914

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Government National Mortgage Association – continued
7% 8/15/23 to 12/15/32	$18,603	$19,331
7.5% 7/15/06 to 8/15/28	1,322	1,384
8% 9/15/24 to 5/15/32	178	189
8.5% 1/15/31	10	11
9% 4/15/23	4	4

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		43,032

TOTAL U.S. GOVERNMENT AGENCY – MORTGAGE SECURITIES
(Cost $1,936,893)		1,907,177

Asset-Backed Securities — 4.4%

ACE Securities Corp. Series 2004-HE1:
Class M1, 5.4594% 2/25/34 (h)	2,300	2,307
Class M2, 6.0594% 2/25/34 (h)	2,600	2,618
Aircraft Lease Securitization Ltd. Series 2005-1 Class C1,
8.75% 9/9/30 (c)(h)	1,979	2,004
AmeriCredit Automobile Receivables Trust Series 2005-1
Class E, 5.82% 6/6/12 (c)	3,597	3,585
Ameriquest Mortgage Securities, Inc. Series 2004-R2:
Class M1, 5.3894% 4/25/34 (h)	1,290	1,290
Class M2, 5.4394% 4/25/34 (h)	1,000	1,000
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE7 Class A3, 5.2613% 12/15/33 (h)	1,238	1,242
Series 2004-HE2 Class M1, 5.5094% 4/25/34 (h)	7,030	7,084
Bank One Issuance Trust:
Series 2002-C1 Class C1, 5.8613% 12/15/09 (h)	8,010	8,067
Series 2004-B2 Class B2, 4.37% 4/15/12	13,800	13,378
Bayview Financial Mortgage Loan Trust Series 2004-A Class A,
5.45% 2/28/44 (h)	4,274	4,284
Capital Auto Receivables Asset Trust:
Series 2004-2 Class A2, 3.35% 2/15/08	8,965	8,873
Series 2006-1 Class D, 7.16% 1/15/13 (c)	2,970	2,957
Capital One Multi-Asset Execution Trust Series 2004-6 Class B,
4.15% 7/16/12	11,570	11,129
Cendant Timeshare Receivables Funding LLC Series 2005-1A
Class A1, 4.67% 5/20/17 (c)	4,896	4,798
Chase Credit Card Owner Trust Series 2004-1 Class B,
5.1013% 5/15/09 (h)	4,365	4,365
Citibank Credit Card Issuance Trust Series 2005-B1 Class B1,
4.4% 9/15/10	4,527	4,425

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments - continued

Asset-Backed Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
CNH Equipment Trust Series 2006-A Class A4, 5.27%
9/15/11	$30,160	$30,059
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 5.4594% 5/25/34 (h)	8,005	8,028
Series 2004-3 Class M1, 5.4594% 6/25/34 (h)	1,525	1,530
Series 2005-3 Class MV1, 5.3794% 8/25/35 (h)	12,300	12,323
CPS Auto Receivables Trust Series 2006-A Class A4, 5.33%
11/15/12 (c)	4,655	4,654
Crown Castle Towers LLC/Crown Atlantic Holdings Sub
LLC/Crown Communication, Inc. Series 2005-1A:
Class B, 4.878% 6/15/35 (c)	5,743	5,541
Class C, 5.074% 6/15/35 (c)	5,213	5,012
Fieldstone Mortgage Investment Corp. Series 2003-1:
Class M1, 5.6394% 11/25/33 (h)	89	89
Class M2, 6.7094% 11/25/33 (h)	700	704
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 5.5094% 3/25/34 (h)	425	426
Class M4, 5.8594% 3/25/34 (h)	325	327
Ford Credit Auto Owner Trust Series 2005-A Class B, 3.88%
1/15/10	5,151	4,999
Fremont Home Loan Trust Series 2005-A:
Class M1, 5.3894% 1/25/35 (h)	1,825	1,835
Class M2, 5.4194% 1/25/35 (h)	2,625	2,636
Class M3, 5.4494% 1/25/35 (h)	1,425	1,433
GCO Slims Trust Series 2006-1A, 5.72% 3/1/22 (c)	8,700	8,550
GSAMP Trust:
Series 2004-FM2:
Class M1, 5.4594% 1/25/34 (h)	2,693	2,693
Class M2, 6.0594% 1/25/34 (h)	1,600	1,600
Class M3, 6.2594% 1/25/34 (h)	1,600	1,600
Series 2004-OPT Class A1, 5.2994% 11/25/34 (h)	4,765	4,776
Home Equity Asset Trust:
Series 2003-2 Class M1, 5.8394% 8/25/33 (h)	2,417	2,425
Series 2003-4:
Class M1, 5.7594% 10/25/33 (h)	4,025	4,042
Class M2, 6.8594% 10/25/33 (h)	4,765	4,800
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 5.2363% 1/20/35 (h)	2,373	2,376
Class M2, 5.2663% 1/20/35 (h)	1,782	1,787
Hyundai Auto Receivables Trust Series 2004-1 Class A4,
5.26% 11/15/12	29,010	28,931
Lancer Funding Ltd. Series 2006-1A Class A3, 6.6367%
4/6/46 (c)(h)	2,325	2,325

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Asset-Backed Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
MBNA Credit Card Master Note Trust:
Series 2001-B2 Class B2, 5.2613% 1/15/09 (h)	$33,400	$33,411
Series 2003-B2 Class B2, 5.2913% 10/15/10 (h)	1,530	1,539
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 5.4594% 7/25/34 (h)	2,225	2,225
Class M2, 5.5094% 7/25/34 (h)	400	400
Class M3, 5.9094% 7/25/34 (h)	825	825
Class M4, 6.0594% 7/25/34 (h)	550	551
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 6.0594% 12/27/32 (h)	1,945	1,966
Series 2003-NC8 Class M1, 5.6594% 9/25/33 (h)	2,600	2,612
Series 2004-NC2 Class M1, 5.5094% 12/25/33 (h)	2,931	2,949
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 5.9594% 1/25/32 (h)	3,259	3,262
Series 2002-NC1 Class M1, 5.7594% 2/25/32 (c)(h)	3,007	3,009
Series 2002-NC3 Class M1, 5.6794% 8/25/32 (h)	1,585	1,588
National Collegiate Funding LLC Series 2004-GT1 Class IO1,
7.87% 6/25/10 (c)(h)(j)	8,640	2,471
National Collegiate Student Loan Trust:
Series 2004-2 Class AIO, 9.75% 10/25/14 (j)	9,055	4,088
Series 2005-GT1 Class AIO, 6.75% 12/25/09 (j)	4,700	1,061
Nissan Auto Lease Trust Series 2003-A Class A3B, 2.57%
6/15/09	2,330	2,318
NovaStar Home Equity Loan Series 2004-1:
Class M1, 5.4094% 6/25/34 (h)	1,500	1,502
Class M4, 5.9344% 6/25/34 (h)	2,520	2,537
Onyx Acceptance Owner Trust Series 2005-A Class A3, 3.69%
5/15/09	4,570	4,516
Ownit Mortgage Loan Asset-Backed Certificates Series 2005-3
Class A2A, 5.0794% 6/25/36 (h)	15,448	15,449
Saxon Asset Securities Trust Series 2004-1 Class M1, 5.4894%
3/25/35 (h)	4,990	4,998
SLM Private Credit Student Loan Trust Series 2004-A Class C,
5.86% 6/15/33 (h)	5,136	5,199
Specialty Underwriting & Residential Finance Series 2003-BC4
Class M1, 5.5594% 11/25/34 (h)	2,045	2,056
Superior Wholesale Inventory Financing Trust VII
Series 2003-A8 Class CTFS, 5.3513% 3/15/11 (c)(h)	9,340	9,339

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments - continued

Asset-Backed Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
WFS Financial Owner Trust Class 2004-3 Series A3, 3.3%
3/17/09	$9,935	$9,853
Whinstone Capital Management Ltd. Series 1A Class B3, 6%
10/25/44 (c)(h)	8,910	8,910
TOTAL ASSET-BACKED SECURITIES
(Cost $359,280)		357,541

Collateralized Mortgage Obligations — 9.3%

Private Sponsor – 5.6%
Adjustable Rate Mortgage Trust floater Series 2005-1
Class 5A2, 5.2894% 5/25/35 (h)	6,291	6,275
Bank of America Mortgage Securities, Inc.:
Series 2003-K:
Class 1A1, 3.3678% 12/25/33 (h)	1,190	1,189
Class 2A1, 4.1685% 12/25/33 (h)	4,993	4,876
Series 2003-L Class 2A1, 3.9757% 1/25/34 (h)	9,434	9,164
Series 2004-1 Class 2A2, 4.704% 10/25/34 (h)	8,513	8,332
Series 2004-B:
Class 1A1, 3.4268% 3/25/34 (h)	2,659	2,625
Class 2A2, 4.1079% 3/25/34 (h)	3,661	3,552
Series 2004-C Class 1A1, 3.3621% 4/25/34 (h)	5,748	5,661
Series 2004-D:
Class 1A1, 3.5351% 5/25/34 (h)	7,106	6,965
Class 2A2, 4.1994% 5/25/34 (h)	9,985	9,682
Series 2004-G Class 2A7, 4.5675% 8/25/34 (h)	7,880	7,694
Series 2004-H Class 2A1, 4.4764% 9/25/34 (h)	8,372	8,155
Series 2004-J:
Class 1A2, 4.2883% 11/25/34 (h)	2,930	2,902
Class 2A1, 4.7848% 11/25/34 (h)	14,164	13,893
Series 2005-E Class 2A7, 4.6134% 6/25/35 (h)	8,445	8,207
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-6
Class 1A1, 5.1215% 8/25/35 (h)	11,181	11,096
Bear Stearns Alt-A Trust floater Series 2005-1 Class A1,
5.2394% 1/25/35 (h)	28,991	29,034
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR3 Class 6A2, 5.3294% 4/25/34 (h)	1,060	1,061
Series 2004-AR6 Class 9A2, 5.3294% 10/25/34 (h)	2,222	2,226
Gracechurch Mortgage Funding PLC floater Series 1A
Class DB, 5.4981% 10/11/41 (c)(h)	9,140	9,138
Granite Master Issuer PLC floater:
Series 2005-2 Class M1, 5.01% 12/20/54 (h)	13,250	13,249

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Collateralized Mortgage Obligations – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Private Sponsor – continued
Granite Master Issuer PLC floater: – continued
Series 2006-1A Class C2, 5.2569% 12/20/54 (c)(h)	$6,400	$6,398
JPMorgan Mortgage Trust Series 2005-A8 Class 2A3,
4.9624% 11/25/35 (h)	2,390	2,331
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6%
4/25/34	1,236	1,218
Master Asset Securitization Trust Series 2004-9 Class 7A1,
6.332% 5/25/17 (h)	7,711	7,691
Master Seasoned Securitization Trust Series 2004-1 Class 1A1,
6.237% 8/25/17 (h)	5,828	5,864
Merrill Lynch Mortgage Investors, Inc. floater:
Series 2004-E Class A2B, 4.45% 11/25/29 (h)	5,585	5,586
Series 2004-G Class A2, 5.01% 11/25/29 (h)	3,495	3,495
Series 2005-B Class A2, 4.79% 7/25/30 (h)	5,913	5,909
Opteum Mortgage Acceptance Corp. floater Series 2005-3
Class APT, 5.2494% 7/25/35 (h)	13,268	13,281
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	2,601	2,601
Series 2004-SL2 Class A1, 6.5% 10/25/16	1,060	1,071
Residential Finance LP/Residential Finance Development Corp.
floater:
Series 2003-B:
Class B3, 6.3988% 7/10/35 (c)(h)	8,749	8,948
Class B4, 6.5988% 7/10/35 (c)(h)	6,657	6,808
Class B5, 7.1988% 7/10/35 (c)(h)	6,277	6,434
Class B6, 7.6988% 7/10/35 (c)(h)	2,853	2,932
Series 2003-CB1:
Class B3, 6.2988% 6/10/35 (c)(h)	3,049	3,109
Class B4, 6.4988% 6/10/35 (c)(h)	2,728	2,785
Class B5, 7.0988% 6/10/35 (c)(h)	1,863	1,907
Class B6, 7.5988% 6/10/35 (c)(h)	1,107	1,136
Series 2004-A Class B4, 6.0488% 2/10/36 (c)(h)	5,817	5,923
Series 2004-B:
Class B4, 5.9488% 2/10/36 (c)(h)	1,554	1,578
Class B5, 6.3988% 2/10/36 (c)(h)	1,068	1,084
Class B6, 6.8488% 2/10/36 (c)(h)	291	296
Series 2004-C:
Class B4, 5.7988% 9/10/36 (h)	1,956	1,985
Class B5, 6.1988% 9/10/36 (h)	2,152	2,168
Class B6, 6.5988% 9/10/36 (h)	391	393
Sequoia Mortgage Trust floater:
Series 2004-12 Class 1A2, 4.9569% 1/20/35 (h)	10,691	10,694

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments - continued

Collateralized Mortgage Obligations – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Private Sponsor – continued
Sequoia Mortgage Trust floater: – continued
Series 2004-4 Class A, 4.62% 5/20/34 (h)	$8,375	$8,374
Structured Adjustable Rate Mortgage Loan Trust floater
Series 2001-14 Class A1, 5.2694% 7/25/35 (h)	17,129	17,203
Thornburg Mortgage Securities Trust floater Series 2005-3:
Class A2, 5.1994% 10/25/35 (h)	7,580	7,576
Class A4, 5.2294% 10/25/35 (h)	19,625	19,586
Wachovia Mortgage Loan Trust LLC Series 2005-B Class 2A4,
5.1893% 10/20/35 (h)	1,915	1,884
WAMU Mortgage pass thru certificates floater:
Series 2005-AR13 Class A1C1, 5.1494% 10/25/45 (h)	30,149	30,133
Series 2005-AR19 Class A1C1, 5.1494% 12/25/45 (h)	16,552	16,554
Washington Mutual Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	1,000	1,013
Series 2004-RA2 Class 2A, 7% 7/25/33	1,591	1,624
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-T Class A1, 3.4532% 9/25/34 (h)	8,458	8,463
Series 2005-AR10 Class 2A2, 4.1095% 6/25/35 (h)	17,881	17,464
Series 2005-AR2 Class 2A2, 4.57% 3/25/35	25,523	24,885
Series 2005-AR9 Class 2A1, 4.3623% 5/25/35 (h)	8,442	8,306
Series 2006-AR8 Class 2A6, 5.24% 4/25/36 (h)	19,955	19,732

TOTAL PRIVATE SPONSOR		461,398
U.S. Government Agency – 3.7%
Fannie Mae Grantor Trust floater Series 2005-90 Class FG,
5.2094% 10/25/35 (h)	14,908	14,871
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 2003-73 Class GA, 3.5% 5/25/31	7,679	7,116
Series 2003-81 Class MX, 3.5% 3/25/24	5,785	5,651
sequential pay:
Series 2003-112 Class AN, 4% 11/25/18	11,498	10,157
Series 2004-3 Class BA, 4% 7/25/17	980	936
Series 2004-70 Class GB, 4.5% 1/25/32	5,962	5,489
Series 2004-86 Class KC, 4.5% 5/25/19	4,276	4,116
Series 2004-95 Class AN, 5.5% 1/25/25	4,820	4,810
7/25/34 (d)(k)	8,223	6,084

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Collateralized Mortgage Obligations – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
U.S. Government Agency – continued
Freddie Mac planned amortization class Series 3033
Class UD, 5.5% 10/15/30	$5,930	$5,881
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 1669 Class H, 6.5% 7/15/23	8,893	8,993
Series 2006-15 Class OP, 3/25/36 (k)	9,287	6,407
Series 2425 Class JH, 6% 3/15/17	6,130	6,195
Series 2498 Class PD, 5.5% 2/15/16	3,537	3,535
Series 2614 Class TD, 3.5% 5/15/16	37,402	35,315
Series 2649 Class TQ, 3.5% 12/15/21	17,001	16,661
Series 2665 Class PB, 3.5% 6/15/23	2,693	2,629
Series 2689 Class HC, 3.5% 9/15/26	7,056	6,798
Series 2695 Class GC, 4.5% 11/15/18	8,266	7,877
Series 2760 Class EB, 4.5% 9/15/16	22,858	22,070
Series 2773 Class EG, 4.5% 4/15/19	1,087	1,000
Series 2775:
Class OD, 4.5% 10/15/17	20,875	19,640
Class OE, 4.5% 4/15/19	31,083	28,431
Series 3018 Class UD, 5.5% 9/15/30	9,555	9,474
Series 3074 Class HD, 5% 11/15/35	19,440	17,536
Series 3079 Class ME, 5% 11/15/35	16,448	14,697
Series 3099 Class OH, 5% 1/15/36	24,030	21,610
sequential pay Series 2750 Class ZT, 5% 2/15/34	7,777	6,564

TOTAL U.S. GOVERNMENT AGENCY		300,543

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $771,696)		761,941

Commercial Mortgage Securities — 4.9%

Banc of America Commercial Mortgage, Inc. Series 2005-3
Series A3B, 5.09% 7/10/43 (h)	22,475	21,765
Banc of America Large Loan, Inc. Series 2006-ESH:
Class A, 5.74% 7/14/11 (c)(h)	7,701	7,670
Class B, 5.84% 7/14/11 (c)(h)	3,851	3,835
Class C, 5.99% 7/14/11 (c)(h)	7,712	7,681
Class D, 6.62% 7/14/11 (c)(h)	4,434	4,419
Bayview Commercial Asset Trust floater:
Series 2004-1:
Class A, 5.3194% 4/25/34 (c)(h)	5,646	5,653

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Investments - continued

Commercial Mortgage Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Bayview Commercial Asset Trust floater: – continued
Series 2004-1:
Class B, 6.8594% 4/25/34 (c)(h)	$627	$633
Class M1, 5.5194% 4/25/34 (c)(h)	488	489
Class M2, 6.1594% 4/25/34 (c)(h)	488	493
Series 2004-2 Class A, 5.3894% 8/25/34 (c)(h)	5,772	5,790
Series 2004-3:
Class A1, 5.3294% 1/25/35 (c)(h)	6,813	6,830
Class A2, 5.3794% 1/25/35 (c)(h)	979	981
Class M1, 5.4594% 1/25/35 (c)(h)	1,150	1,152
Class M2, 5.9594% 1/25/35 (c)(h)	767	775
Bear Stearns Commercial Mortgage Securities, Inc.:
sequential pay Series 2004-ESA Class A3, 4.741%
5/14/16 (c)	3,400	3,348
Series 2004-ESA:
Class B, 4.888% 5/14/16 (c)	5,195	5,122
Class C, 4.937% 5/14/16 (c)	3,370	3,327
Class D, 4.986% 5/14/16 (c)	1,405	1,389
Class E, 5.064% 5/14/16 (c)	4,375	4,340
Class F, 5.182% 5/14/16 (c)	1,050	1,043
Chase Commercial Mortgage Securities Corp.:
Series 2000-3 Class G 6.887% 10/15/32 (c)	6,912	7,051
Series 2001-245 Class A2, 5.8567% 2/12/16 (c)(h)	3,810	3,953
Commercial Mortgage pass thru certificates floater
Series 2005-F10A:
Class B, 5.1313% 4/15/17 (c)(h)	7,840	7,838
Class C, 5.1713% 4/15/17 (c)(h)	3,330	3,328
Class D, 5.2113% 4/15/17 (c)(h)	2,705	2,704
Class I, 5.7513% 4/15/17 (c)(h)	375	375
Class MOA3, 5.2013% 3/15/20 (c)(h)	5,075	5,075
CS First Boston Mortgage Securities Corp.:
floater:
Series 2004-HC1:
Class A2, 5.4013% 12/15/21 (c)(h)	1,700	1,700
Class B, 5.6513% 12/15/21 (c)(h)	4,440	4,440
Series 2005-TFLA:
Class C, 5.1413% 2/15/20 (c)(h)	6,225	6,229
Class E, 5.2313% 2/15/20 (c)(h)	4,355	4,359
Class F, 5.2813% 2/15/20 (c)(h)	1,920	1,921
Class G, 5.4213% 2/15/20 (c)(h)	555	555
Class H, 5.6513% 2/15/20 (c)(h)	790	791
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	3,700	3,940
Series 1997-C2 Class D, 7.27% 1/17/35	2,775	2,890

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Commercial Mortgage Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
CS First Boston Mortgage Securities Corp.: – continued
Series 2004-C1 Class ASP, 0.9369% 1/15/37 (c)(h)(j)	$186,936	$5,852
Series 2006-OMA:
Class H, 5.805% 5/15/23 (c)(h)	1,995	1,896
Class J, 5.805% 5/15/23 (c)(h)	3,370	3,173
Deutsche Mortgage & Asset Receiving Corp. sequential pay
Series 1998-C1 Class D, 7.231% 6/15/31	3,920	4,066
DLJ Commercial Mortgage Corp. sequential pay Series
2000-CF1 Class A1B, 7.62% 6/10/33	10,000	10,741
Equitable Life Assurance Society of the United States Series
174:
Class B1, 7.33% 5/15/06 (c)	4,900	4,905
Class C1, 7.52% 5/15/06 (c)	3,500	3,503
First Union-Lehman Brothers Commercial Mortgage Trust
sequential pay Series 1997-C2 Class A3, 6.65% 11/18/29	1,757	1,778
GE Commercial Mortgage Corp. Series 2004-C1 Class X2,
1.0951% 11/10/38 (h)(j)	108,545	3,836
Ginnie Mae guaranteed Multi-family pass thru securities
sequential pay Series 2002-35 Class C, 5.8884%
10/16/23 (h)	1,302	1,319
Ginnie Mae guaranteed REMIC pass thru securities:
sequential pay:
Series 2003-22 Class B, 3.963% 5/16/32	7,715	7,279
Series 2003-47 Class C, 4.227% 10/16/27	11,212	10,813
Series 2003-59 Class D, 3.654% 10/16/27	11,780	10,822
Series 2003-47 Class XA, 0.0207% 6/16/43 (h)(j)	29,368	1,560
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3
Class X2, 0.7315% 12/10/41 (h)(j)	12,308	307
GS Mortgage Securities Corp. II:
sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (c)	11,195	11,749
Series 2003-C1 Class A2A, 3.59% 1/10/40	5,945	5,788
Series 1998-GLII Class E, 6.9671% 4/13/31 (h)	1,220	1,255
Series 2006-GG6 Class A2, 5.506% 4/10/38 (h)	22,025	22,026
Hilton Hotel Pool Trust Series 2000-HLTA Class D, 7.555%
10/3/15 (c)	7,015	7,285
Host Marriott Pool Trust sequential pay Series 1999-HMTA
Class B, 7.3% 8/3/15 (c)	2,495	2,630
JPMorgan Chase Commercial Mortgage Security Corp.
sequential pay Series 2005-LDP2 Class A2, 4.575%
7/15/42	8,105	7,841

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Investments - continued

Commercial Mortgage Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
LB-UBS Commercial Mortgage Trust Series 2001-C3 Class B,
6.512% 6/15/36	$5,700	$5,958
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A
Class C, 4.13% 11/20/37 (c)	11,400	10,019
Merrill Lynch-CFC Commercial Mortgage Trust sequential pay
Series 2006-1 CLass A3, 5.671% 2/12/39	7,550	7,591
Morgan Stanley Capital I, Inc. Series 2006-HQ8 Class A3,
5.614% 3/12/16 (h)	11,005	10,890
Mortgage Capital Funding, Inc. sequential pay Series
1998-MC2 Class A2, 6.423% 6/18/30	5,255	5,339
Thirteen Affiliates of General Growth Properties, Inc. sequential
pay Series 1 Class A2, 6.602% 11/15/07 (c)	9,000	9,158
Trizechahn Office Properties Trust Series 2001-TZHA Class E3,
7.253% 3/15/13 (c)	3,304	3,391
Wachovia Bank Commercial Mortgage Trust:
floater Series 2005-WL5A:
Class KHP1, 5.2513% 1/15/18 (c)(h)	1,930	1,931
Class KHP2, 5.4513% 1/15/18 (c)(h)	1,930	1,931
Class KHP3, 5.7513% 1/15/18 (c)(h)	2,280	2,281
Class KHP4, 5.8513% 1/15/18 (c)(h)	1,770	1,771
Class KHP5, 6.0513% 1/15/18 (c)(h)	2,050	2,050
sequential pay:
Series 2003-C8 Class A3, 4.445% 11/15/35	17,105	16,420
Series 2006-C24 Class A2, 5.506% 3/15/45	40,465	40,431
Series 2004-C15:
Class 180A, 5.0372% 10/15/41 (c)(h)	4,805	4,633
Class 180B, 5.0372% 10/15/41 (c)(h)	2,250	2,183
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $408,375)		400,285

Municipal Securities — 0.2%

Chicago Board of Ed. Series A, 5.5% 12/1/30
(AMBAC Insured)	5,000	5,682
New Jersey Econ. Dev. Auth. Rev. Series N1, 5.5% 9/1/24
(AMBAC Insured)	9,000	10,297
TOTAL MUNICIPAL SECURITIES
(Cost $16,434)		15,979

See accompanying notes which are an integral part of the financial statements. Annual Report 32

Foreign Government and Government Agency Obligations — 1.2%

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Israeli State (guaranteed by U.S. Government through Agency
for International Development) 4.625% 6/15/13	$8,910	$8,253
United Mexican States:
5.625% 1/15/17	10,920	10,429
5.875% 1/15/14	23,355	23,098
6.75% 9/27/34	51,060	51,698
TOTAL FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $92,947)		93,478

Supranational Obligations — 0.1%

Corporacion Andina de Fomento 6.875% 3/15/12
(Cost $4,378)	4,425	4,629

Fixed-Income Funds — 20.0%
	Shares
Fidelity Specialized High Income Central Investment Portfolio (i)	700,316	69,107
Fidelity Ultra-Short Central Fund (i)	15,681,630	1,560,165
TOTAL FIXED-INCOME FUNDS
(Cost $1,630,933)		1,629,272

Preferred Securities — 0.2%
	Principal
	Amount (000s)

FINANCIALS – 0.2%
Diversified Financial Services – 0.2%
MUFG Capital Finance 1 Ltd. 6.346% (h)	$15,235	15,085
TOTAL PREFERRED SECURITIES
(Cost $15,235)		15,085

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Investments - continued

Cash Equivalents — 1.8%
		Maturity	Value (Note 1)
		Amount (000s)	(000s)

Investments in repurchase agreements (Collateralized by
U.S. Government Obligations, in a joint trading account at:
4.78%, dated 4/28/06 due 5/1/06)		$132,548	$132,495
4.79%, dated 4/28/06 due 5/1/06) (a)		16,559	16,552

TOTAL CASH EQUIVALENTS
(Cost $149,047)			149,047

TOTAL INVESTMENT PORTFOLIO – 111.6%
(Cost $9,236,731)			9,099,608

NET OTHER ASSETS – (11.6)%			(942,593)

NET ASSETS – 100%			$8,157,015

Swap Agreements
	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Credit Default Swaps
Receive monthly notional amount multiplied
by 3.05% and pay Merrill Lynch upon
default event of Morgan Stanley ABS
Capital I, Inc., par value of the
proportional notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004-NC8 Class B3, 7.2913% 9/25/34	Oct. 2034	$2,300	$38
Receive monthly notional amount multiplied
by 3.3% and pay to Morgan Stanley, Inc.
upon default event of Ameriquest
Mortgage Securities, Inc., par value of the
notional amount of Ameriquest Mortgage
Securities, Inc. Series 2004-R11 Class M9,
7.6913% 11/25/34	Dec. 2034	2,390	46
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004-HE7 Class B3, 7.6913%
8/25/34	Sept. 2034	2,109	47

See accompanying notes which are an integral part of the financial statements. Annual Report 34

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004-NC7 Class B3, 7.6913%
7/25/34	August 2034	$2,109		$45
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004-HE8 Class B3, 7.3913%
9/25/34	Oct. 2034	2,109		50
Receive monthly a fixed rate of .2%
multiplied by the notional amount and pay
to Lehman Brothers, Inc., upon each
default event of one of the issues of Dow
Jones CDX N.A. Investment Grade 5
Index, par value of the proportional
notional amount (f)	Dec. 2007	105,500		23
Receive monthly notional amount multiplied
by .82% and pay UBS upon default event
of Morgan Stanley ABS Capital I, Inc., par
value of the notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	2,109		14
Receive monthly notional amount multiplied
by .85% and pay UBS upon default event
of Ameriquest Mortgage Securities, Inc.,
par value of the notional amount of
Ameriquest Mortgage Securities, Inc.
Series 2004-R9 Class M5, 5.5913%
10/25/34	Nov. 2034	2,109		12
Receive monthly notional amount multiplied
by .85% and pay UBS upon default event
of Morgan Stanley ABS Capital I, Inc., par
value of the notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	2,109		14
Receive monthly notional amount multiplied
by 1.6% and pay Morgan Stanley, Inc.
upon default event of Park Place Securities,
Inc., par value of the notional amount of
Park Place Securities, Inc. Series
2005-WHQ2 Class M7, 5.4413%
5/25/35	June 2035	1,930		26

See accompanying notes which are an integral part of the financial statements. 35 Annual Report

Investments - continued

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 1.65% and pay Goldman Sachs upon
default event of Fieldstone Mortgage
Investment Corp., par value of the notional
amount of Fieldstone Mortgage Investment
Corp. Series 2004-2 Class M5, 6.3413%
7/25/34	August 2034	$1,588		$11
Receive monthly notional amount multiplied
by 1.66% and pay Morgan Stanley, Inc.
upon default event of Park Place Securities,
Inc., par value of the notional amount of
Park Place Securities, Inc. Series
2005-WHQ2 Class M7, 5.4413%
5/25/35	June 2035	2,109		32
Receive monthly notional amount multiplied
by 2.54% and pay Merrill Lynch upon
default event of Countrywide Home Loans,
Inc., par value of the notional amount of
Countrywide Home Loans, Inc. Series
2003-BC1 Class B1, 7.6913% 3/25/32	April 2032	709		3
Receive monthly notional amount multiplied
by 2.61% and pay Goldman Sachs upon
default event of Fremont Home Loan Trust,
par value of the notional amount of
Fremont Home Loan Trust Series 2004-1
Class M9, 7.3913% 2/25/34	March 2034	1,589		7
Receive monthly notional amount multiplied
by 2.61% and pay Goldman Sachs upon
default event of Fremont Home Loan Trust,
par value of the notional amount of
Fremont Home Loan Trust Series 2004-A
Class B3, 7.0413% 1/25/34	Feb. 2034	571		1
Receive monthly notional amount multiplied
by 2.7% and pay Morgan Stanley, Inc.
upon default event of Park Place Securities,
Inc., par value of the notional amount of
Park Place Securities, Inc. Series
2005-WHQ2 Class M9, 6.41% 5/25/35	June 2035	7,375		68
Receive monthly notional amount multiplied
by 2.79% and pay Merrill Lynch, Inc. upon
default event of New Century Home Equity
Loan Trust, par value of the notional
amount of New Century Home Equity Loan
Trust Series 2004-4 Class M9, 7.0788%
2/25/35	March 2035	5,275		48

See accompanying notes which are an integral part of the financial statements. Annual Report 36

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 5% and pay Deutsche Bank upon
default event of MASTR Asset Backed
Securities Trust, par value of the notional
amount of MASTR Asset Backed Securities
Trust Series 2003-NC1 Class M6,
8.1913% 4/25/33	May 2033	$2,109	$26
Receive quarterly a fixed rate of .4%
multiplied by the notional amount and pay
to Lehman Brothers, Inc., upon each
default event of one of the issues of Dow
Jones CDX N.A. Investment Grade 6
Index, par value of the proportional
notional amount (g)	June 2010	70,000	164
Receive quarterly notional amount multiplied
by .30% and pay Deutsche Bank upon
default event of Entergy Corp., par value
of the notional amount of Entergy Corp.
7.75% 12/15/09	March 2008	12,055	33
Receive quarterly notional amount multiplied
by .30% and pay Goldman Sachs upon
default event of Entergy Corp., par value
of the notional amount of Entergy Corp.
7.75% 12/15/09	March 2008	8,870	24
Receive quarterly notional amount multiplied
by .34% and pay Goldman Sachs upon
default event of Duke Energy Corp. par
value of the notional amount of Duke
Energy Corp. 6.25% 1/15/12	March 2011	12,700	56
Receive quarterly notional amount multiplied
by .35% and pay Goldman Sachs upon
default event of Southern California Edison
Co., par value of the notional amount of
Southern California Edison Co. 7.625%
1/15/10	Sept. 2010	8,100	21
Receive quarterly notional amount multiplied
by .38% and pay Bank of America upon
default event of Pacific Gas & Electric Co.,
par value of the notional amount of Pacific
Gas & Electric Co. 4.8% 3/1/14	March 2011	12,700	46
Receive quarterly notional amount multiplied
by .48% and pay Goldman Sachs upon
default event of TXU Energy Co. LLC, par
value of the notional amount of TXU
Energy Co. LLC 7% 3/15/13	Sept. 2008	25,000	145

TOTAL CREDIT DEFAULT SWAPS		295,524	1,000

See accompanying notes which are an integral part of the financial statements. 37 Annual Report

Investments - continued

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Interest Rate Swaps
Receive quarterly a fixed rate equal to
4.4771% and pay quarterly a floating rate
based on 3-month LIBOR with Lehman
Brothers, Inc.	August 2010	$140,000	$(4,603)
Receive quarterly a fixed rate equal to
4.898% and pay quarterly a floating rate
based on 3-month LIBOR with Lehman
Brothers, Inc.	July 2014	22,890	(882)
Receive semi-annually a fixed rate equal to
4.745% and pay quarterly a floating rate
based on 3-month LIBOR with UBS	Jan. 2011	70,000	(1,049)
Receive semi-annually a fixed rate equal to
4.921% and pay quarterly a floating rate
based on 3-month LIBOR with Lehman
Brothers, Inc.	Dec. 2008	225,000	657
Receive semi-annually a fixed rate equal to
5.13% and pay quarterly a floating rate
based on 3-month LIBOR with Citibank	March 2009	198,685	(874)
Receive semi-annually a fixed rate equal to
5.2075% and pay quarterly a floating rate
based on 3-month LIBOR with Deutsche
Bank	March 2011	160,000	(1,251)

TOTAL INTEREST RATE SWAPS		816,575	(8,002)
Total Return Swaps
Receive monthly a return equal to Banc of
America Securities LLC AAA 10 Yr
Commercial Mortgage Backed Securities
Daily Index and pay monthly a floating
rate based on 1-month LIBOR minus 20
basis points with Bank of America	July 2006	11,300	(105)
Receive monthly a return equal to Lehman
Brothers CMBS AAA 8.5+ Index and pay
monthly a floating rate based on 1-month
LIBOR minus 25 basis points with Citibank	Oct. 2006	75,000	(687)
Receive monthly a return equal to Lehman
Brothers U.S. ABS Floating Rate AA Home
Equity Index and pay monthly a floating
rate based on 1-month LIBOR with Lehman
Brothers, Inc.	May 2006	75,000	78

See accompanying notes which are an integral part of the financial statements. Annual Report 38

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Total Return Swaps – continued
Receive monthly a return equal to Lehman
Brothers U.S. ABS Floating Rate AA Home
Equity Index and pay monthly a floating
rate based on 1-month LIBOR with Lehman
Brothers, Inc.	June 2006	$50,000	$52
Receive quarterly a return equal to Banc of
America Securities LLC AAA 10Yr
Commercial Mortgage Backed Securities
Daily Index and pay quarterly a floating
rate based on 3-month LIBOR minus 30
basis points with Bank of America	May 2006	22,600	(525)

TOTAL TOTAL RETURN SWAPS		233,900	(1,187)

		$1,345,999	$(8,189)

Legend

(a) Includes investment made with cash collateral received from securities on loan.

(b) Security or a portion of the security is on loan at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $505,733,000 or 6.2% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(e) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $9,263,000

(f) Dow Jones CDX N.A. Investment Grade 5 is a tradable index of credit default swaps on investment grade debt of U.S. companies.

(g) Dow Jones CDX N.A. Investment Grade 6 is a tradable index of credit default swaps on investment grade debt of U.S. companies.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each fixed-income central fund, as of the investing fund’s report date, is available upon request or at fidelity.com and/or advisor.fidelity.com, as applicable. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the fixed-income central fund’s financial statements, which are not covered by the investing fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s web site, www.sec.gov, or upon request.

See accompanying notes which are an integral part of the financial statements. 39 Annual Report

Investments - continued

(j)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(k)	Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Specialized High Income Central Investment Portfolio	$2,729
Fidelity Ultra-Short Central Fund	47,063
Total	$49,792

Additional information regarding the fund’s fiscal year to date purchases and sales, including the ownership percentage, of the following fixed income Central Funds is as follows:

	Value,	Purchases	Sales	Value,	% ownership,
Fund	beginning of		Proceeds	end of period	end of period
(Amounts in thousands)	period
Fidelity Specialized
High Income Central
Investment Portfolio	$—	$69,953	$—	$69,107	33.3%
Fidelity Ultra-Short
Central Fund	895,377	664,980	—	1,560,165	21.8%
Total	$895,377	$734,933	$—	$1,629,272

See accompanying notes which are an integral part of the financial statements.

Annual Report

40

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		April 30, 2006

Assets
Investment in securities, at value (including securities
loaned of $16,228 and repurchase agreements of
$149,047) — See accompanying schedule:
Unaffiliated issuers (cost $7,605,798)	$7,470,336
Affiliated Central Funds (cost $1,630,933)	1,629,272
Total Investments (cost $9,236,731)		$9,099,608
Cash		1,713
Receivable for investments sold		48,433
Receivable for swap agreements		86
Receivable for fund shares sold		8,476
Interest receivable		53,878
Other affiliated receivables		22
Total assets		9,212,216

Liabilities
Payable for investments purchased
Regular delivery	$31,081
Delayed delivery	989,468
Payable for fund shares redeemed	6,266
Distributions payable	431
Swap agreements, at value	8,189
Accrued management fee	2,165
Distribution fees payable	32
Other affiliated payables	955
Other payables and accrued expenses	62
Collateral on securities loaned, at value	16,552
Total liabilities		1,055,201

Net Assets		$8,157,015
Net Assets consist of:
Paid in capital		$8,341,517
Undistributed net investment income		289
Accumulated undistributed net realized gain (loss) on
investments		(39,522)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		(145,269)
Net Assets		$8,157,015

See accompanying notes which are an integral part of the financial statements. 41 Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued
Amounts in thousands (except per-share amounts)	April 30, 2006

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($37,021 ÷ 5,115 shares)	$7.24

Maximum offering price per share (100/95.25 of $7.24)	$7.60
Class T:
Net Asset Value and redemption price per share
($57,319 ÷ 7,916 shares)	$7.24

Maximum offering price per share (100/96.50 of $7.24)	$7.50
Class B:
Net Asset Value and offering price per share
($9,498 ÷ 1,311 shares)A	$7.24

Class C:
Net Asset Value and offering price per share
($9,337 ÷ 1,289 shares)A	$7.24

Investment Grade Bond:
Net Asset Value, offering price and redemption price per
share ($8,018,064 ÷ 1,107,479 shares)	$7.24

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($25,776 ÷ 3,556 shares)	$7.25

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 42

Statement of Operations
Amounts in thousands	Year ended April 30, 2006

Investment Income
Interest		$305,454
Income from affiliated Central Funds		49,792
Total income		355,246

Expenses
Management fee	$24,689
Transfer agent fees	7,988
Distribution fees	351
Accounting and security lending fees	110
Fund wide operations fee	1,909
Independent trustees’ compensation	31
Appreciation in deferred trustee compensation account	2
Custodian fees and expenses	14
Registration fees	12
Audit	8
Legal	2
Miscellaneous	19
Total expenses before reductions	35,135
Expense reductions	(465)	34,670

Net investment income		320,576
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(28,344)
Swap agreements	(9,904)
Total net realized gain (loss)		(38,248)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(175,529)
Swap agreements	(9,287)
Delayed delivery commitments	(13)
Total change in net unrealized appreciation
(depreciation)		(184,829)
Net gain (loss)		(223,077)
Net increase (decrease) in net assets resulting from
operations		$97,499

See accompanying notes which are an integral part of the financial statements.

43 Annual Report

Financial Statements - continued

Statement of Changes in Net Assets
	Year ended	Year ended
	April 30,	April 30,
Amounts in thousands	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$320,576	$210,849
Net realized gain (loss)	(38,248)	99,455
Change in net unrealized appreciation (depreciation)	(184,829)	7,281
Net increase (decrease) in net assets resulting
from operations	97,499	317,585
Distributions to shareholders from net investment income	(304,745)	(211,677)
Distributions to shareholders from net realized gain	(66,460)	(80,651)
Total distributions	(371,205)	(292,328)
Share transactions -- net increase (decrease)	1,599,350	1,000,708
Total increase (decrease) in net assets	1,325,644	1,025,965

Net Assets
Beginning of period	6,831,371	5,805,406
End of period (including undistributed net investment
income of $289 and undistributed net investment
income of $4,438, respectively)	$8,157,015	$6,831,371

See accompanying notes which are an integral part of the financial statements.

Annual Report

44

Financial Highlights — Class A

Years ended April 30,	2006	2005	2004	2003G
Selected Per-Share Data
Net asset value, beginning of period	$7.50	$7.47	$7.70	$7.48
Income from Investment Operations
Net investment incomeE	.298	.237	.224	.186
Net realized and unrealized gain (loss)	(.206)	.131	(.095)	.326
Total from investment operations	.092	.368	.129	.512
Distributions from net investment income	(.282)	(.238)	(.229)	(.172)
Distributions from net realized gain	(.070)	(.100)	(.130)	(.120)
Total distributions	(.352)	(.338)	(.359)	(.292)
Net asset value, end of period	$7.24	$7.50	$7.47	$7.70
Total ReturnB,C,D	1.23%	5.03%	1.68%	6.98%
Ratios to Average Net AssetsF,H
Expenses before reductions	.71%	.83%	.83%	.79%A
Expenses net of fee waivers, if any	.71%	.83%	.83%	.79%A
Expenses net of all reductions	.71%	.83%	.83%	.79%A
Net investment income	4.04%	3.17%	2.96%	3.73%A
Supplemental Data
Net assets, end of period (in millions)	$37	$31	$22	$8
Portfolio turnover rate	145%	227%	238%	276%

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the sales charges.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central funds.

G	For the period August 27, 2002 (commencement of sale of shares) to April 30, 2003.

H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

45 Annual Report

Financial Highlights — Class T

Years ended April 30,	2006	2005	2004	2003G
Selected Per-Share Data
Net asset value, beginning of period	$7.51	$7.47	$7.70	$7.48
Income from Investment Operations
Net investment incomeE	.290	.230	.214	.180
Net realized and unrealized gain (loss)	(.216)	.141	(.094)	.324
Total from investment operations	.074	.371	.120	.504
Distributions from net investment income	(.274)	(.231)	(.220)	(.164)
Distributions from net realized gain	(.070)	(.100)	(.130)	(.120)
Total distributions	(.344)	(.331)	(.350)	(.284)
Net asset value, end of period	$7.24	$7.51	$7.47	$7.70
Total ReturnB,C,D	.98%	5.07%	1.56%	6.87%
Ratios to Average Net AssetsF,H
Expenses before reductions	.83%	.93%	.96%	.97%A
Expenses net of fee waivers, if any	.83%	.93%	.95%	.95%A
Expenses net of all reductions	.83%	.93%	.95%	.95%A
Net investment income	3.92%	3.07%	2.84%	3.57%A
Supplemental Data
Net assets, end of period (in millions)	$57	$48	$30	$10
Portfolio turnover rate	145%	227%	238%	276%

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the sales charges.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central funds.

G	For the period August 27, 2002 (commencement of sale of shares) to April 30, 2003.

H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

46

Financial Highlights — Class B

Years ended April 30,	2006	2005	2004	2003G
Selected Per-Share Data
Net asset value, beginning of period	$7.51	$7.47	$7.70	$7.48
Income from Investment Operations
Net investment incomeE	.239	.180	.166	.147
Net realized and unrealized gain (loss)	(.216)	.140	(.095)	.322
Total from investment operations	.023	.320	.071	.469
Distributions from net investment income	(.223)	(.180)	(.171)	(.129)
Distributions from net realized gain	(.070)	(.100)	(.130)	(.120)
Total distributions	(.293)	(.280)	(.301)	(.249)
Net asset value, end of period	$7.24	$7.51	$7.47	$7.70
Total ReturnB,C,D	.28%	4.37%	.90%	6.39%
Ratios to Average Net AssetsF,H
Expenses before reductions	1.51%	1.64%	1.63%	1.60%A
Expenses net of fee waivers, if any	1.51%	1.60%	1.60%	1.60%A
Expenses net of all reductions	1.51%	1.59%	1.60%	1.60%A
Net investment income	3.24%	2.40%	2.19%	2.92%A
Supplemental Data
Net assets, end of period (in millions)	$9	$9	$9	$8
Portfolio turnover rate	145%	227%	238%	276%

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the contingent deferred sales charge.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central funds.

G	For the period August 27, 2002 (commencement of sale of shares) to April 30, 2003.

H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

47 Annual Report

Financial Highlights — Class C

Years ended April 30,	2006	2005	2004	2003G
Selected Per-Share Data
Net asset value, beginning of period	$7.51	$7.47	$7.70	$7.48
Income from Investment Operations
Net investment incomeE	.233	.176	.161	.145
Net realized and unrealized gain (loss)	(.216)	.140	(.095)	.322
Total from investment operations	.017	.316	.066	.467
Distributions from net investment income	(.217)	(.176)	(.166)	(.127)
Distributions from net realized gain	(.070)	(.100)	(.130)	(.120)
Total distributions	(.287)	(.276)	(.296)	(.247)
Net asset value, end of period	$7.24	$7.51	$7.47	$7.70
Total ReturnB,C,D	.20%	4.30%	.84%	6.35%
Ratios to Average Net AssetsF,H
Expenses before reductions	1.60%	1.67%	1.66%	1.64%A
Expenses net of fee waivers, if any	1.60%	1.66%	1.66%	1.64%A
Expenses net of all reductions	1.60%	1.66%	1.66%	1.64%A
Net investment income	3.15%	2.34%	2.13%	2.88%A
Supplemental Data
Net assets, end of period (in millions)	$9	$7	$7	$6
Portfolio turnover rate	145%	227%	238%	276%

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the contingent deferred sales charge.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central funds.

G	For the period August 27, 2002 (commencement of sale of shares) to April 30, 2003.

H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

48

Financial Highlights — Investment Grade Bond

Years ended April 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value,
beginning of period	$7.50	$7.47	$7.70	$7.33	$7.18
Income from Investment
Operations
Net investment incomeB	.317	.254	.240	.290	.379E
Net realized and unrealized
gain (loss)	(.206)	.130	(.095)	.483	.158E
Total from investment operations	.111	.384	.145	.773	.537
Distributions from net investment
income	(.301)	(.254)	(.245)	(.283)	(.377)
Distributions from net realized
gain	(.070)	(.100)	(.130)	(.120)	(.010)
Total distributions	(.371)	(.354)	(.375)	(.403)	(.387)
Net asset value, end of period	$7.24	$7.50	$7.47	$7.70	$7.33
Total ReturnA	1.48%	5.26%	1.89%	10.82%	7.61%
Ratios to Average Net AssetsC,D
Expenses before reductions	.46%	.61%	.63%	.66%	.66%
Expenses net of fee waivers,
if any	.46%	.61%	.63%	.66%	.66%
Expenses net of all reductions	.46%	.61%	.63%	.66%	.66%
Net investment income	4.29%	3.39%	3.16%	3.86%	5.18%E
Supplemental Data
Net assets, end of period
(in millions)	$8,018	$6,721	$5,735	$5,274	$4,056
Portfolio turnover rate	145%	227%	238%	276%	230%

A	Total returns would have been lower had certain expenses not been reduced during the periods shown.

B	Calculated based on average shares outstanding during the period.

C	Amounts do not include the activity of the affiliated central funds.

D	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur.

Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the class.

E	Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

49 Annual Report

Financial Highlights — Institutional Class

Years ended April 30,	2006	2005	2004	2003F
Selected Per-Share Data
Net asset value, beginning of period	$7.51	$7.48	$7.70	$7.48
Income from Investment Operations
Net investment incomeD	.313	.254	.233	.202
Net realized and unrealized gain (loss)	(.205)	.129	(.078)	.321
Total from investment operations	.108	.383	.155	.523
Distributions from net investment income	(.298)	(.253)	(.245)	(.183)
Distributions from net realized gain	(.070)	(.100)	(.130)	(.120)
Total distributions	(.368)	(.353)	(.375)	(.303)
Net asset value, end of period	$7.25	$7.51	$7.48	$7.70
Total ReturnB,C	1.44%	5.24%	2.04%	7.14%
Ratios to Average Net AssetsE,G
Expenses before reductions	.50%	.59%	.64%	.56%A
Expenses net of fee waivers, if any	.50%	.59%	.64%	.56%A
Expenses net of all reductions	.50%	.59%	.64%	.56%A
Net investment income	4.25%	3.40%	3.15%	3.96%A
Supplemental Data
Net assets, end of period (000 omitted)	$25,776	$16,084	$2,840	$275
Portfolio turnover rate	145%	227%	238%	276%

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Calculated based on average shares outstanding during the period.

E	Amounts do not include the activity of the affiliated central funds.

F	For the period August 27, 2002 (commencement of sale of shares) to April 30, 2003.

G	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

50

Notes to Financial Statements

For the period ended April 30, 2006 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Investment Grade Bond Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Investment Grade Bond, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds), and fixed-income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including Central Funds, are valued at their closing net asset value each business day.

51 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

52

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to swap agreements, prior period premium and discount on debt securities, market discount, partnerships (including allocations from CIPs), deferred trustees compensation, financing transactions, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$24,374
Unrealized depreciation		(155,357)
Net unrealized appreciation (depreciation)		(130,983)

Cost for federal income tax purposes		$9,230,591
The tax character of distributions paid was as follows:

	April 30, 2006	April 30, 2005
Ordinary Income	$323,808	$ 248,105
Long-term Capital Gains	47,397	44,223
Total	$371,205	$ 292,328

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a

53 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

delayed delivery or when-issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as

Annual Report

54

2. Operating Policies - continued

Swap Agreements - continued

guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities (“mortgage dollar rolls”) or the purchase and simultaneous agreement to sell similar securities (“reverse mortgage dollar rolls”). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund’s right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,811,079 and $1,376,099, respectively.

55 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets (effective June 1, 2005, the fund’s management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .33% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	.00%	.15%	$49		$—
Class T	.00%	.25%	136		2
Class B	.65%	.25%	86		63
Class C	.75%	.25%	80		23
			$351		$88

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C,.75% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

Annual Report

56

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

	Retained
	by FDC
Class A		$22
Class T		5
Class B*		24
Class C*		3
		$54

*When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Investment Grade Bond. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Investment Grade Bond shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. Under an amended contract effective June 1, 2005, transfer agent fees for Investment Grade Bond include an asset based fee and were reduced to a rate of .10% of average net assets. The account fees were eliminated. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A		$66.21
Class T		122.22
Class B		24.25
Class C		19.24
Investment Grade Bond		7,726.11
Institutional Class		31.14
	$7,988

Accounting and Security Lending Fees. FSC maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective June 1, 2005, FMR pays these fees.

57 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Fundwide Operations Fee. Pursuant to a new Fundwide Operations and Expense Agreement (FWOE) effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to an annual rate of .03% of average net assets.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM or Fidelity Management & Research Company, Inc. (FMRC) each an affiliate of FMR. The Ultra-Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar-denominated money market and investment-grade debt securities. The Specialized High Income Central Investment Portfolio seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.

The fund’s Schedule of Investments lists each applicable CIP as an investment of the fund but does not include the underlying holdings of each CIP. Based on their investment objectives, each CIP may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. In addition, each CIP may also participate in derivatives. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of each CIP and the fund.

A complete unaudited list of holdings for each CIP, as of the fund’s report date, is available upon request or at fidelity.com and/or advisor.fidelity.com, as applicable. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, each CIP’s financial statements, which are not covered by this fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s web site, www.sec.gov, or upon request.

The Central Funds do not pay a management fee.

Annual Report

58

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $14 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities during the period amounted to $128.

7. Expense Reductions.

Through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $14. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$1
Class T	3
Investment Grade Bond	447
$451

59 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 50% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended April 30,
	2006	2005
From net investment income
Class A	$1,232	$869
Class T	2,022	1,202
Class B	289	205
Class C	234	169
Investment Grade Bond	300,091	208,879
Institutional Class	877	353
Total	$304,745	$211,677
From net realized gain
Class A	$293	$318
Class T	479	496
Class B	86	112
Class C	71	96
Investment Grade Bond	65,359	79,525
Institutional Class	172	104
Total	$66,460	$80,651

Annual Report	60

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended April 30,		Years ended April 30,
	2006	2005	2006	2005
Class A
Shares sold	5,817	3,493	$42,930	$26,275
Reinvestment of distributions	170	65	1,256	490
Shares redeemed	(4,972)	(2,416)	(36,700)	(18,200)
Net increase (decrease)	1,015	1,142	$7,486	$8,565
Class T
Shares sold	3,807	3,871	$28,191	$29,055
Reinvestment of distributions	334	225	2,473	1,687
Shares redeemed	(2,644)	(1,686)	(19,510)	(12,629)
Net increase (decrease)	1,497	2,410	$11,154	$18,113
Class B
Shares sold	488	306	$3,626	$2,293
Reinvestment of distributions	41	35	301	262
Shares redeemed	(388)	(335)	(2,863)	(2,511)
Net increase (decrease)	141	6	$1,064	$44
Class C
Shares sold	850	397	$6,307	$2,982
Reinvestment of distributions	35	31	261	234
Shares redeemed	(474)	(443)	(3,511)	(3,318)
Net increase (decrease)	411	(15)	$3,057	$(102)
Investment Grade Bond
Shares sold	296,083	201,524	$2,186,923	$1,513,409
Reinvestment of distributions	48,523	37,730	359,152	282,446
Shares redeemed	(132,782)	(111,431)	(979,977)	(835,079)
Net increase (decrease)	211,824	127,823	$1,566,098	$960,776
Institutional Class
Shares sold	1,805	1,969	$13,369	$14,872
Reinvestment of distributions	125	58	926	438
Shares redeemed	(515)	(266)	(3,804)	(1,998)
Net increase (decrease)	1,415	1,761	$10,491	$13,312

61 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Reorganization.

On April 20, 2006, the Board of Trustees of Fidelity Investment Grade Bond Fund (the fund) approved an Agreement and Plan of Reorganization (“Agreement”) between the fund and Spartan Investment Grade Bond Fund (“Reorganization”). The Agreement provides for the transfer of all of the assets of Spartan Investment Grade Bond Fund in exchange solely for the number of shares of Investment Grade Bond, a class of the fund, having the same aggregate net asset value as the outstanding shares of Spartan Investment Grade Bond Fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective and the assumption by the fund of all of the liabilities of Spartan Investment Grade Bond Fund. The Reorganization, which does not require shareholder approval, will become effective on or about July 28, 2006. The Reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders. Effective with the Reorganization, a new expense contract with FMR, approved by the Board of Trustees, will limit total operating expenses of Investment Grade Bond to .45% of average net assets, excluding certain other expenses such as interest expense.

Annual Report

62

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Fidelity Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Investment Grade Bond Fund (a fund of Fidelity Fixed-Income Trust) at April 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Investment Grade Bond Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts June 13, 2006

63 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 335 funds advised by FMR or an affiliate. Mr. McCoy oversees 337 funds advised by FMR or an affiliate. Mr. Gamper oversees 280 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Annual Report

64

Name, Age; Principal Occupation Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

*	Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

65 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

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66

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

67 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

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68

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

69 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Fixed-Income Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Fixed-Income Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005-present), Fidelity’s Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998-2005).

Annual Report

70

Name, Age; Principal Occupation David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity’s Investment Grade-Bond Funds (2005-present), and Fidelity’s Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity’s Taxable Bond Funds (2000-2002) and Fidelity’s Municipal Bond Funds (2001-2002).

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Jeffrey Moore (40)

Year of Election or Appointment: 2004

Vice President of the fund. Mr. Moore also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Moore served as a research analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

71 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of the fund. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Paul M. Murphy (59)

Year of Election or Appointment: 2005

Chief Financial Officer of the fund. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

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72

Name, Age; Principal Occupation Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

73 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

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74

Distributions

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2006, $10,626,266, or, if subsequently determined to be different, the net capital gain of such year.

A total of 13.43% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $97,761,044 of distributions paid during the period January 1, 2006 to April 30, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

75 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

				# of	% of
PROPOSAL 1				Votes	Votes
To elect a Board of Trustees.A
	# of	% of	Marie L. Knowles
	Votes	Votes	Affirmative	12,487,395,627.79	96.126
			Withheld	503,261,987.19	3.874
Dennis J. Dirks			TOTAL	12,990,657,614.98	100.000
Affirmative	12,490,841,660.35	96.152
Withheld	499,815,954.64	3.848	Ned C. Lautenbach
TOTAL	12,990,657,614.99	100.000	Affirmative	12,484,406,625.33	96.103
			Withheld	506,250,989.66	3.897
Albert R. Gamper, Jr.			TOTAL	12,990,657,614.99	100.000
Affirmative	12,484,697,855.13	96.105
Withheld	505,959,759.86	3.895	William O. McCoy
TOTAL	12,990,657,614.99	100.000	Affirmative	12,444,377,462.06	95.795
			Withheld	546,280,152.93	4.205
Robert M. Gates			TOTAL	12,990,657,614.99	100.000
Affirmative	12,463,041,831.69	95.938
Withheld	527,615,783.30	4.062	Robert L. Reynolds
TOTAL	12,990,657,614.99	100.000	Affirmative	12,474,663,536.01	96.028
			Withheld	515,994,078.98	3.972
George H. Heilmeier			TOTAL	12,990,657,614.99	100.000
Affirmative	12,466,216,940.77	95.963
Withheld	524,440,674.22	4.037	Cornelia M. Small
TOTAL	12,990,657,614.99	100.000	Affirmative	12,488,479,519.53	96.134
			Withheld	502,178,095.46	3.866
Edward C. Johnson 3d			TOTAL	12,990,657,614.99	100.000
Affirmative	12,405,249,751.57	95.494
Withheld	585,407,863.41	4.506	William S. Stavropoulos
TOTAL	12,990,657,614.98	100.000	Affirmative	12,457,606,455.61	95.897
			Withheld	533,051,159.38	4.103
Stephen P. Jonas			TOTAL	12,990,657,614.99	100.000
Affirmative	12,473,931,200.89	96.022
Withheld	516,726,414.10	3.978	Kenneth L. Wolfe
TOTAL	12,990,657,614.99	100.000	Affirmative	12,469,367,261.16	95.987
			Withheld	521,290,353.83	4.013
			TOTAL	12,990,657,614.99	100.000

			A Denotes trust-wide proposal and voting results.

Annual Report

76

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Investment Grade Bond Fund

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for the fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub-advisory agreements for the fund with affiliates of FMR that allow FMR to obtain research, non-discretionary advice, or discretionary portfolio management at no additional expense to the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for the fund to access the research and investment advisory support services supplied by FRAC at no additional expense to the fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under the fund’s management contract or sub-advisory agreements; (ii) the investment process or strategies employed in the management of the fund’s assets; (iii) the nature or level of services provided under the fund’s management contract or sub-advisory agreements; (iv) the day-to-day management of the fund or the persons primarily responsible for such management; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of the Agreement would not necessitate prior shareholder approval of the Agreement or result in an assignment and termination of the fund’s management contract or sub-advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which the fund will not bear any additional management fees or expenses and under which the fund’s portfolio manager would not change, it did not consider the fund’s investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund’s management contract and sub-advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have

77 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund’s Agreement is fair and reasonable, and that the fund’s Agreement should be approved.

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81 Annual Report

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83 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)
Fidelity Investments Money
Management, Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

Fidelity Advisor
Investment Grade Bond Fund - Institutional Class

Annual Report

April 30, 2006

Institutional Class is a class of Fidelity® Investment Grade Bond Fund

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	40	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	50	Notes to the financial statements.
Report of Independent	62
Registered Public
Accounting Firm
Trustees and Officers	63
Distributions	74
Proxy Voting Results	75
Board Approval of	76
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time-tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding —of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long-term success. The right mix of stocks, bonds and cash — aligned to your particular risk tolerance and investment objective — is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities — which historically have been the best performing asset class over time — is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle — investing regularly — can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy — known as dollar cost averaging — also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Edward C. Johnson 3d

Annual Report

4

Fidelity Advisor Investment Grade Bond Fund — Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended April 30, 2006	Past 1	Past 5	Past 10
	year	years	years
Institutional ClassA	1.44%	5.38%	6.13%

A The initial offering of Institutional Class shares took place on August 27, 2002. Returns prior to August 27, 2002 are those of Investment Grade Bond, the original class of the fund.

$10,000 Over Past 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Advisor Investment Grade Bond Fund - Institutional Class on April 30, 1996. The chart shows how the value of the investment would have changed, and also shows how the Lehman Brothers® Aggregate Bond Index performed over the same period.

5 Annual Report

Management’s Discussion of Fund Performance

Comments from Jeffrey Moore, Portfolio Manager of Fidelity Advisor Investment Grade Bond Fund

The overall U.S. investment-grade bond market had a modestly positive return for the year ending April 30, 2006. Citing the need to tighten monetary supply to help contain inflation, the Federal Reserve Board raised short-term interest rates eight more times, hoisting the federal funds target rate to 4.75% . That marked its highest level since spring 2001, and the latest in a string of 15 consecutive increases since June 2004. The Fed’s actions contributed to a yield of more than 5.00% for the 10-year Treasury note, a threshold it last crossed in June 2002. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index — a measure of the taxable, investment-grade bond market — gained 0.71% . Among the major components of the benchmark, mortgage-backed securities fared best on an absolute basis, helped by positive supply and demand dynamics. Agency bonds finished second, while corporates barely posted a positive return after coming under pressure from high-profile downgrades in the automobile industry. Treasuries posted a slight loss.

Although absolute performance was subdued, the fund did very well on a relative basis. For the 12 months ending April 30, 2006, the fund’s Institutional Class shares gained 1.44%, easily outpacing the Lehman Brothers index and the LipperSM Intermediate Investment Grade Debt Funds Average, which returned 0.56% . Strong security and sector selection was a big positive versus the index. The fund saw healthy returns from investments in structured products — notably collateralized mortgage obligations, asset-backed securities and hybrid adjustable-rate mortgages. Security selection in corporate bonds was a positive, and favorable yield-curve positioning added to results, as did a slightly shorter-than-benchmark duration, which was helpful in a rising rate environment. Lastly, the fund was helped by its fairly large stake in the Fidelityr Ultra-Short Central Fund, a diversified pool of short-term assets designed to outperform cash-like investments with similar risk characteristics. My holdings in Treasury Inflation-Protected Securities (TIPS) were a slight negative overall, with TIPS giving back their gains as long-term inflation appeared manageable.

Note to shareholders: On April 20, 2006, the Board of Trustees of Fidelity Investment Grade Bond Fund approved a proposal to merge Spartan Investment Grade Bond Fund into Fidelity Investment Grade Bond Fund. The merger will occur on or about July 28, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 to April 30, 2006).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7 Annual Report

Shareholder Expense Example - continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	November 1, 2005
	November 1, 2005	April 30, 2006	to April 30, 2006
Class A
Actual	$1,000.00	$1,008.40	$3.54
HypotheticalA	$1,000.00	$1,021.27	$3.56
Class T
Actual	$1,000.00	$1,007.80	$4.13
HypotheticalA	$1,000.00	$1,020.68	$4.16
Class B
Actual	$1,000.00	$1,003.00	$7.50
HypotheticalA	$1,000.00	$1,017.31	$7.55
Class C
Actual	$1,000.00	$1,002.50	$7.94
HypotheticalA	$1,000.00	$1,016.86	$8.00
Investment Grade Bond
Actual	$1,000.00	$1,009.70	$2.24
HypotheticalA	$1,000.00	$1,022.56	$2.26
Institutional Class
Actual	$1,000.00	$1,009.40	$2.49
HypotheticalA	$1,000.00	$1,022.32	$2.51

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central funds in which the fund invests are not included in the fund’s annualized expense ratio.

Annualized
Expense Ratio
Class A	.71%
Class T	.83%
Class B	1.51%
Class C	1.60%
Investment Grade Bond	.45%
Institutional Class	.50%

Annual Report

8

Investment Changes

We have used ratings from Moody’sr Investors Services, Inc. Where Moody’s ratings are not available, we have used S&Pr ratings.

Average Years to Maturity as of April 30, 2006
6 months ago
Years	5.8	6.3

Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund’s bonds, weighted by dollar amount.

Duration as of April 30, 2006
6 months ago
Years	4.4	4.3

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

{ Short term Investments and Net Other Assets are not included in the pie chart.

The information in the above tables is based on the combined investments of the fund and its pro rata share of the investments of Fidelity’s fixed income central funds.

For an unaudited list of holdings for each fixed income cental fund, visit fidelity.com and/or advisor.fidelity.com, as applicable.

9 Annual Report

Investments April 30, 2006
Showing Percentage of Net Assets
Nonconvertible Bonds — 20.0%
	Principal	Value (Note 1)
	Amount (000s)	(000s)

CONSUMER DISCRETIONARY – 2.2%
Automobiles – 0.5%
Ford Motor Co.:
6.375% 2/1/29	$9,600	$6,432
6.625% 10/1/28	4,300	2,946
7.45% 7/16/31	31,690	23,134
General Motors Corp. 8.375% 7/15/33 (b)	13,140	9,789
		42,301
Household Durables – 0.1%
Fortune Brands, Inc. 5.125% 1/15/11	12,380	12,084
Media – 1.6%
Comcast Cable Communications, Inc. 6.875% 6/15/09	6,275	6,502
Comcast Corp.:
5.5% 3/15/11	2,025	2,004
6.45% 3/15/37	17,500	16,658
Cox Communications, Inc.:
4.625% 1/15/10	9,500	9,130
7.125% 10/1/12	12,770	13,405
Liberty Media Corp.:
5.7% 5/15/13 (b)	6,500	6,045
8.25% 2/1/30	13,530	12,966
News America Holdings, Inc. 7.75% 12/1/45	6,470	6,921
News America, Inc. 6.2% 12/15/34	8,530	7,888
TCI Communications, Inc. 9.8% 2/1/12	15,000	17,573
Time Warner, Inc. 6.625% 5/15/29	22,900	22,191
Univision Communications, Inc. 3.875% 10/15/08	6,645	6,339
		127,622

TOTAL CONSUMER DISCRETIONARY		182,007

CONSUMER STAPLES – 0.3%
Beverages – 0.1%
FBG Finance Ltd. 5.125% 6/15/15 (c)	7,990	7,378
Food Products – 0.1%
H.J. Heinz Co. 6.428% 12/1/08 (c)(h)	8,780	8,922
Tobacco – 0.1%
Altria Group, Inc. 7% 11/4/13	4,065	4,311

TOTAL CONSUMER STAPLES		20,611

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

ENERGY – 1.5%
Energy Equipment & Services – 0.1%
Cooper Cameron Corp. 2.65% 4/15/07	$6,715	$6,506
Oil, Gas & Consumable Fuels – 1.4%
Canadian Oil Sands Ltd. 4.8% 8/10/09 (c)	8,835	8,566
Kerr-McGee Corp. 6.95% 7/1/24	13,740	13,774
Kinder Morgan Energy Partners LP 5.8% 3/15/35	3,905	3,454
Kinder Morgan Finance Co. ULC 5.35% 1/5/11	19,775	19,428
Louis Dreyfus Natural Gas Corp. 6.875% 12/1/07	4,700	4,792
National Gas Co. of Trinidad & Tobago Ltd. 6.05%
1/15/36 (c)	4,225	3,840
Pemex Project Funding Master Trust:
5.75% 12/15/15 (c)	15,330	14,533
5.75% 12/15/15	9,170	8,693
6.625% 6/15/35 (c)	5,116	4,835
7.375% 12/15/14	31,730	33,634
		115,549

TOTAL ENERGY		122,055

FINANCIALS – 9.0%
Capital Markets – 1.3%
Bank of New York Co., Inc.:
3.4% 3/15/13 (h)	5,100	4,906
4.25% 9/4/12 (h)	5,730	5,641
Goldman Sachs Capital I 6.345% 2/15/34	17,000	16,307
Goldman Sachs Group, Inc. 5.25% 10/15/13	19,220	18,559
JPMorgan Chase Capital XV 5.875% 3/15/35	7,470	6,779
Lazard Group LLC 7.125% 5/15/15	11,890	12,171
Merrill Lynch & Co., Inc. 4.25% 2/8/10	16,420	15,733
Morgan Stanley 6.6% 4/1/12	17,435	18,225
Nuveen Investments, Inc. 5% 9/15/10	5,825	5,605
		103,926
Commercial Banks – 1.7%
Bank One Corp. 5.25% 1/30/13	13,775	13,429
Corporacion Andina de Fomento 5.2% 5/21/13	3,910	3,741
Export-Import Bank of Korea:
4.125% 2/10/09 (c)	2,920	2,818
5.125% 2/14/11	21,190	20,709
5.25% 2/10/14 (c)	5,000	4,800
HSBC Holdings PLC 6.5% 5/2/36	8,150	8,199

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

FINANCIALS – continued
Commercial Banks – continued
KeyCorp Capital Trust VII 5.7% 6/15/35	$16,500	$14,426
Korea Development Bank:
3.875% 3/2/09	16,050	15,386
4.75% 7/20/09	5,805	5,683
5.75% 9/10/13	10,035	10,023
Rabobank Capital Funding Trust II 5.26% 12/31/49 (c)(h)	15,200	14,420
Wachovia Bank NA 4.875% 2/1/15	20,250	18,846
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	2,900	3,128
		135,608
Consumer Finance – 0.8%
General Electric Capital Corp. 5.5% 4/28/11	32,170	32,211
Household Finance Corp. 4.125% 11/16/09	20,856	19,970
HSBC Finance Corp. 6.75% 5/15/11	9,235	9,679
MBNA America Bank NA 4.625% 8/3/09	5,000	4,888
		66,748
Diversified Financial Services – 1.0%
Citigroup, Inc. 6% 2/21/12	5,960	6,072
ILFC E-Capital Trust II 6.25% 12/21/65 (c)(h)	3,055	2,925
JPMorgan Chase & Co.:
4.875% 3/15/14	9,405	8,800
4.891% 9/1/15 (h)	2,340	2,265
6.75% 2/1/11	16,575	17,345
JPMorgan Chase Capital XVII 5.85% 8/1/35	19,490	17,593
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (c)	11,320	11,195
Prime Property Funding, Inc. 5.125% 6/1/15 (c)	9,450	8,709
ZFS Finance USA Trust I 6.15% 12/15/65 (c)(h)	10,500	10,179
		85,083
Insurance – 0.6%
Assurant, Inc. 5.625% 2/15/14	4,265	4,140
Axis Capital Holdings Ltd. 5.75% 12/1/14	18,750	17,931
QBE Insurance Group Ltd. 5.647% 7/1/23 (c)(h)	13,485	12,871
Symetra Financial Corp. 6.125% 4/1/16 (c)	7,440	7,275
Travelers Property Casualty Corp. 6.375% 3/15/33	4,075	3,990
		46,207
Real Estate – 2.6%
Archstone Smith Operating Trust:
5.25% 12/1/10	3,690	3,620
5.25% 5/1/15	8,995	8,524

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

FINANCIALS – continued
Real Estate – continued
Boston Properties, Inc. 6.25% 1/15/13	$6,505	$6,651
Brandywine Operating Partnership LP:
5.625% 12/15/10	10,855	10,709
5.75% 4/1/12	5,555	5,487
Camden Property Trust:
5.875% 6/1/07	3,920	3,941
5.875% 11/30/12	6,435	6,405
CarrAmerica Realty Corp. 5.5% 12/15/10	13,440	13,386
CenterPoint Properties Trust 5.75% 8/15/09	5,030	5,076
Colonial Properties Trust:
4.75% 2/1/10	6,845	6,598
6.875% 8/15/12	5,000	5,215
Developers Diversified Realty Corp.:
5% 5/3/10	6,840	6,635
5.25% 4/15/11	3,905	3,790
5.375% 10/15/12	3,890	3,765
EOP Operating LP:
4.65% 10/1/10	8,840	8,475
4.75% 3/15/14	14,345	13,160
5.875% 1/15/13	5,000	4,956
6.75% 2/15/12	7,180	7,470
7.75% 11/15/07	8,835	9,117
Equity Residential 5.125% 3/15/16	7,720	7,212
Healthcare Realty Trust, Inc. 5.125% 4/1/14	2,910	2,694
iStar Financial, Inc.:
5.65% 9/15/11	8,040	7,909
5.8% 3/15/11	10,090	10,007
Liberty Property LP 6.375% 8/15/12	3,117	3,191
Regency Centers LP 6.75% 1/15/12	7,380	7,703
Simon Property Group LP:
4.6% 6/15/10	6,090	5,867
5.1% 6/15/15	13,000	12,168
5.45% 3/15/13	6,200	6,038
5.75% 12/1/15 (c)	7,500	7,347
Tanger Properties LP 6.15% 11/15/15	12,300	12,023
		215,139
Thrifts & Mortgage Finance – 1.0%
Independence Community Bank Corp.:
3.75% 4/1/14 (h)	5,390	5,104
4.9% 9/23/10	29,890	28,745

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

FINANCIALS – continued
Thrifts & Mortgage Finance – continued
Residential Capital Corp.:
6.375% 6/30/10	$14,040	$13,980
6.5% 4/17/13	6,345	6,324
Washington Mutual, Inc.:
4.625% 4/1/14	13,195	11,961
5.32% 9/17/12 (h)	19,000	19,040
		85,154

TOTAL FINANCIALS		737,865

INDUSTRIALS – 1.9%
Aerospace & Defense – 0.2%
Bombardier, Inc.:
6.3% 5/1/14 (c)	2,500	2,306
7.45% 5/1/34 (c)	11,445	10,329
		12,635
Airlines – 1.3%
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	884	898
6.978% 10/1/12	2,271	2,326
7.024% 4/15/11	3,230	3,319
7.324% 4/15/11	9,675	9,385
7.858% 4/1/13	26,059	27,711
Continental Airlines, Inc. pass thru trust certificates:
6.32% 11/1/08	6,675	6,667
6.545% 8/2/20	3,212	3,195
6.648% 3/15/19	7,281	7,292
6.795% 2/2/20	2,412	2,267
Delta Air Lines, Inc. pass thru trust certificates:
7.111% 3/18/13	16,260	16,260
7.57% 11/18/10	5,810	5,810
U.S. Airways pass thru trust certificates 6.85% 7/30/19	5,401	5,516
United Airlines pass thru Certificates:
6.071% 9/1/14	3,515	3,470
6.201% 3/1/10	2,397	2,397
6.602% 9/1/13	7,284	7,255
7.811% 10/1/09	4,909	4,869
		108,637

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

INDUSTRIALS – continued
Industrial Conglomerates – 0.1%
Hutchison Whampoa International 03/33 Ltd. 7.45%
11/24/33 (c)	$6,950	$7,477
Road & Rail – 0.1%
CSX Corp. 6.75% 3/15/11	9,000	9,408
Transportation Infrastructure – 0.2%
BNSF Funding Trust I 6.613% 12/15/55 (h)	18,105	17,399

TOTAL INDUSTRIALS		155,556

INFORMATION TECHNOLOGY – 0.4%
Electronic Equipment & Instruments – 0.1%
Avnet, Inc. 6% 9/1/15	9,540	9,094
Semiconductors & Semiconductor Equipment – 0.3%
Chartered Semiconductor Manufacturing Ltd.:
5.75% 8/3/10	9,825	9,696
6.375% 8/3/15	9,730	9,494
		19,190

TOTAL INFORMATION TECHNOLOGY		28,284

MATERIALS – 0.1%
Metals & Mining – 0.0%
Corporacion Nacional del Cobre (Codelco) 6.375%
11/30/12 (c)	3,460	3,556
Paper & Forest Products – 0.1%
International Paper Co. 4.25% 1/15/09	8,120	7,846

TOTAL MATERIALS		11,402

TELECOMMUNICATION SERVICES – 1.5%
Diversified Telecommunication Services – 1.3%
Ameritech Capital Funding Corp. 6.25% 5/18/09	4,185	4,233
British Telecommunications PLC 8.375% 12/15/10	1,309	1,454
Deutsche Telekom International Finance BV 5.25% 7/22/13	7,980	7,624
KT Corp. 5.875% 6/24/14 (c)	5,295	5,216
Sprint Capital Corp. 7.625% 1/30/11	7,800	8,418
Telecom Italia Capital:
4% 1/15/10	14,810	13,946
4.875% 10/1/10	12,675	12,185

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

TELECOMMUNICATION SERVICES – continued
Diversified Telecommunication Services – continued
Telecom Italia Capital: – continued
4.95% 9/30/14	$8,070	$7,387
TELUS Corp. yankee 7.5% 6/1/07	15,105	15,419
Verizon Global Funding Corp.:
5.85% 9/15/35	6,628	5,904
7.75% 12/1/30	13,219	14,581
Verizon New York, Inc. 6.875% 4/1/12	8,965	9,201
		105,568
Wireless Telecommunication Services – 0.2%
America Movil SA de CV 6.375% 3/1/35	9,990	9,156
Vodafone Group PLC 5.5% 6/15/11	11,310	11,184
		20,340

TOTAL TELECOMMUNICATION SERVICES		125,908

UTILITIES – 3.1%
Electric Utilities – 1.5%
Cleveland Electric Illuminating Co. 5.65% 12/15/13	8,715	8,525
Exelon Corp. 4.9% 6/15/15	24,405	22,444
Exelon Generation Co. LLC 5.35% 1/15/14	19,963	19,171
FirstEnergy Corp. 6.45% 11/15/11	3,810	3,929
Oncor Electric Delivery Co. 6.375% 5/1/12	10,150	10,355
Pacific Gas & Electric Co.:
4.2% 3/1/11	2,010	1,894
4.8% 3/1/14	2,670	2,507
Pepco Holdings, Inc. 4% 5/15/10	6,500	6,093
Progress Energy, Inc.:
7% 10/30/31	6,000	6,283
7.1% 3/1/11	12,875	13,602
Public Service Co. of Colorado:
5.5% 4/1/14	7,500	7,373
7.875% 10/1/12	5,630	6,280
Southern California Edison Co.:
4.65% 4/1/15	700	644
5% 1/15/14	585	557
Southwestern Public Service Co. 5.125% 11/1/06	5,000	4,991
TXU Energy Co. LLC 7% 3/15/13	7,988	8,273
		122,921

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

UTILITIES – continued
Gas Utilities – 0.2%
Consolidated Natural Gas Co. 6.85% 4/15/11	$1,535	$1,608
Texas Eastern Transmission Corp. 7.3% 12/1/10	4,480	4,767
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16 (c)	6,490	6,425
		12,800
Independent Power Producers & Energy Traders – 0.5%
Constellation Energy Group, Inc. 7% 4/1/12	5,425	5,746
Duke Capital LLC:
4.331% 11/16/06	2,040	2,030
5.668% 8/15/14	13,400	13,073
PSEG Power LLC 7.75% 4/15/11	8,000	8,669
TXU Corp. 5.55% 11/15/14	7,555	7,028
		36,546
Multi-Utilities – 0.9%
Dominion Resources, Inc.:
4.75% 12/15/10	10,060	9,648
5.95% 6/15/35	27,345	24,909
DTE Energy Co. 7.05% 6/1/11	4,090	4,306
Duke Energy Corp. 5.625% 11/30/12	8,790	8,735
MidAmerican Energy Holdings, Inc. 6.125% 4/1/36 (c)	23,640	22,550
TECO Energy, Inc. 7% 5/1/12	6,270	6,458
		76,606

TOTAL UTILITIES		248,873

TOTAL NONCONVERTIBLE BONDS
(Cost $1,684,140)		1,632,561

U.	S. Government and Government Agency Obligations — 26.1%

U.	S. Government Agency Obligations – 2.8%

Fannie Mae:
4.375% 7/17/13	20,950	19,701
6.25% 2/1/11 (e)	115,105	118,970
Freddie Mac:
5.25% 11/5/12	5,610	5,472
5.875% 3/21/11	79,045	80,418
Tennessee Valley Authority 5.375% 4/1/56	5,288	5,009

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		229,570

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments - continued

U.S. Government and Government Agency Obligations – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
U.S. Treasury Inflation Protected Obligations – 4.5%
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	$76,072	$75,134
U.S. Treasury Inflation-Indexed Notes 2% 1/15/14 (e)	298,791	291,561

TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		366,695
U.S. Treasury Obligations – 18.8%
U.S. Treasury Bond – principal STRIPS:
2/15/15	102,430	65,740
5/15/18	20,185	10,766
5/15/30	80,845	22,990
U.S. Treasury Bonds 8% 11/15/21	61,152	78,504
U.S. Treasury Notes:
2.75% 7/31/06	183,057	182,099
4% 4/15/10	178,585	172,823
U.S. Treasury Notes – principal STRIPS:
11/15/08	495,630	438,526
2/15/10 (d)	100,000	83,520
8/15/10	329,140	267,207
2/15/12 (d)	234,480	177,241
8/15/12	50,445	36,932

TOTAL U.S. TREASURY OBLIGATIONS		1,536,348

TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,167,373)		2,132,613

U.S. Government Agency – Mortgage Securities — 23.4%

Fannie Mae – 21.9%
3.749% 12/1/34 (h)	1,088	1,070
3.752% 10/1/33 (h)	974	950
3.792% 6/1/34 (h)	4,377	4,233
3.844% 5/1/34 (h)	31,337	30,375
3.847% 1/1/35 (h)	2,710	2,665
3.853% 11/1/34 (h)	5,499	5,414
3.879% 6/1/33 (h)	3,796	3,725
3.913% 5/1/34 (h)	318	318
3.947% 11/1/34 (h)	1,765	1,740
3.96% 5/1/33 (h)	321	316
3.983% 12/1/34 (h)	5,958	5,875
4% 7/1/18 to 9/1/18	17,268	16,145

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – continued
4.006% 2/1/35 (h)	$815	$804
4.013% 1/1/35 (h)	1,621	1,599
4.021% 2/1/35 (h)	737	727
4.048% 10/1/18 (h)	872	856
4.066% 4/1/33 (h)	332	327
4.09% 2/1/35 (h)	572	564
4.091% 2/1/35 (h)	1,534	1,513
4.092% 2/1/35 (h)	567	559
4.106% 2/1/35 (h)	2,894	2,858
4.109% 1/1/35 (h)	1,664	1,642
4.115% 2/1/35 (h)	1,877	1,852
4.122% 1/1/35 (h)	2,894	2,858
4.153% 2/1/35 (h)	1,563	1,543
4.176% 1/1/35 (h)	1,404	1,387
4.178% 1/1/35 (h)	1,982	1,928
4.22% 3/1/34 (h)	814	798
4.223% 1/1/35 (h)	878	868
4.237% 1/1/34 (h)	4,793	4,701
4.248% 1/1/34 (h)	2,778	2,728
4.25% 2/1/35 (h)	1,022	995
4.267% 2/1/35 (h)	551	545
4.28% 8/1/33 (h)	1,933	1,910
4.283% 3/1/35 (h)	911	900
4.299% 5/1/35 (h)	1,305	1,292
4.316% 3/1/33 (h)	499	485
4.339% 9/1/34 (h)	1,388	1,376
4.354% 9/1/34 (h)	3,361	3,351
4.356% 1/1/35 (h)	1,012	987
4.357% 4/1/35 (h)	636	629
4.362% 2/1/34 (h)	2,239	2,203
4.392% 1/1/35 (h)	1,159	1,148
4.393% 11/1/34 (h)	12,255	12,148
4.395% 5/1/35 (h)	2,911	2,879
4.398% 2/1/35 (h)	1,510	1,473
4.402% 10/1/34 (h)	5,612	5,494
4.434% 10/1/34 (h)	4,658	4,622
4.436% 4/1/34 (h)	1,526	1,509
4.438% 3/1/35 (h)	1,350	1,318
4.465% 8/1/34 (h)	2,927	2,881
4.474% 5/1/35 (h)	993	983
4.481% 1/1/35 (h)	1,405	1,395

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments - continued

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – continued
4.495% 3/1/35 (h)	$3,218	$3,145
4.5% 11/1/18 to 4/1/35	247,847	234,389
4.5% 5/1/21 (d)	4,810	4,579
4.5% 5/1/36 (d)	35,000	32,048
4.521% 3/1/35 (h)	2,947	2,883
4.526% 2/1/35 (h)	17,353	17,116
4.54% 2/1/35 (h)	6,177	6,130
4.543% 2/1/35 (h)	647	642
4.545% 7/1/35 (h)	3,642	3,606
4.546% 2/1/35 (h)	996	989
4.579% 2/1/35 (h)	2,861	2,807
4.584% 7/1/35 (h)	4,250	4,211
4.587% 2/1/35 (h)	9,353	9,165
4.626% 11/1/34 (h)	3,064	3,013
4.668% 11/1/34 (h)	3,320	3,268
4.677% 3/1/35 (h)	7,747	7,701
4.704% 3/1/35 (h)	1,635	1,606
4.719% 7/1/35 (h)	9,183	8,908
4.726% 7/1/34 (h)	2,767	2,729
4.78% 12/1/34 (h)	2,690	2,651
4.798% 12/1/32 (h)	1,366	1,361
4.798% 12/1/34 (h)	1,062	1,048
4.812% 6/1/35 (h)	5,034	5,003
4.873% 10/1/34 (h)	12,272	12,132
5% 12/1/17	1,652	1,613
5% 5/1/36 (d)	34,000	32,163
5% 5/1/36 (d)	199,321	188,552
5% 5/1/36 (d)	125,000	118,246
5% 5/1/36 (d)	60,000	56,758
5.081% 9/1/34 (h)	10,338	10,268
5.103% 9/1/34 (h)	1,053	1,047
5.104% 5/1/35 (h)	6,732	6,726
5.177% 5/1/35 (h)	11,395	11,315
5.197% 6/1/35 (h)	4,755	4,757
5.221% 5/1/35 (h)	11,512	11,439
5.231% 3/1/35 (h)	644	641
5.343% 12/1/34 (h)	1,805	1,802
5.5% 2/1/11 to 10/1/34	292,022	284,782
5.5% 5/1/36 (d)	20,645	20,051
5.5% 5/1/36 (d)	273,365	265,500
5.5% 5/1/36 (d)	35,000	33,993

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – continued
5.505% 2/1/36 (h)	$19,632	$19,563
6% 1/1/13 to 9/1/32	37,139	37,112
6% 5/1/36 (d)	9,075	9,034
6.5% 3/1/07 to 3/1/34	97,091	99,111
6.5% 5/1/36 (d)	14,391	14,631
7% 7/1/22 to 12/1/31	26,985	27,867
7.5% 6/1/25 to 8/1/29	3,052	3,188
9.5% 5/1/18 to 2/1/25	362	398
12.5% 1/1/15 to 7/1/15	10	11

TOTAL FANNIE MAE		1,785,159
Freddie Mac – 1.0%
4.05% 12/1/34 (h)	1,033	1,016
4.106% 12/1/34 (h)	1,466	1,443
4.152% 1/1/35 (h)	1,358	1,338
4.263% 3/1/35 (h)	1,332	1,313
4.294% 5/1/35 (h)	2,391	2,359
4.304% 12/1/34 (h)	1,438	1,397
4.33% 1/1/35 (h)	3,148	3,107
4.359% 3/1/35 (h)	2,147	2,086
4.379% 2/1/35 (h)	2,678	2,604
4.443% 3/1/35 (h)	1,379	1,341
4.45% 2/1/34 (h)	1,332	1,309
4.462% 6/1/35 (h)	2,000	1,972
4.479% 3/1/35 (h)	3,910	3,806
4.482% 3/1/35 (h)	1,524	1,485
4.484% 3/1/35 (h)	9,703	9,539
4.5% 5/1/19	3,084	2,936
4.552% 2/1/35 (h)	2,176	2,122
5.007% 4/1/35 (h)	7,393	7,356
5.143% 4/1/35 (h)	7,140	7,062
5.5% 3/1/25	10,753	10,546
6% 5/1/33	12,363	12,365
8.5% 9/1/22 to 9/1/27	451	484

TOTAL FREDDIE MAC		78,986
Government National Mortgage Association – 0.5%
5.5% 12/15/32 to 5/15/34	11,449	11,255
6% 10/15/08 to 10/15/30	7,866	7,944
6.5% 3/15/26 to 2/15/33	2,823	2,914

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments - continued

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Government National Mortgage Association – continued
7% 8/15/23 to 12/15/32	$18,603	$19,331
7.5% 7/15/06 to 8/15/28	1,322	1,384
8% 9/15/24 to 5/15/32	178	189
8.5% 1/15/31	10	11
9% 4/15/23	4	4

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		43,032

TOTAL U.S. GOVERNMENT AGENCY – MORTGAGE SECURITIES
(Cost $1,936,893)		1,907,177

Asset-Backed Securities — 4.4%

ACE Securities Corp. Series 2004-HE1:
Class M1, 5.4594% 2/25/34 (h)	2,300	2,307
Class M2, 6.0594% 2/25/34 (h)	2,600	2,618
Aircraft Lease Securitization Ltd. Series 2005-1 Class C1,
8.75% 9/9/30 (c)(h)	1,979	2,004
AmeriCredit Automobile Receivables Trust Series 2005-1
Class E, 5.82% 6/6/12 (c)	3,597	3,585
Ameriquest Mortgage Securities, Inc. Series 2004-R2:
Class M1, 5.3894% 4/25/34 (h)	1,290	1,290
Class M2, 5.4394% 4/25/34 (h)	1,000	1,000
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE7 Class A3, 5.2613% 12/15/33 (h)	1,238	1,242
Series 2004-HE2 Class M1, 5.5094% 4/25/34 (h)	7,030	7,084
Bank One Issuance Trust:
Series 2002-C1 Class C1, 5.8613% 12/15/09 (h)	8,010	8,067
Series 2004-B2 Class B2, 4.37% 4/15/12	13,800	13,378
Bayview Financial Mortgage Loan Trust Series 2004-A Class A,
5.45% 2/28/44 (h)	4,274	4,284
Capital Auto Receivables Asset Trust:
Series 2004-2 Class A2, 3.35% 2/15/08	8,965	8,873
Series 2006-1 Class D, 7.16% 1/15/13 (c)	2,970	2,957
Capital One Multi-Asset Execution Trust Series 2004-6 Class B,
4.15% 7/16/12	11,570	11,129
Cendant Timeshare Receivables Funding LLC Series 2005-1A
Class A1, 4.67% 5/20/17 (c)	4,896	4,798
Chase Credit Card Owner Trust Series 2004-1 Class B,
5.1013% 5/15/09 (h)	4,365	4,365
Citibank Credit Card Issuance Trust Series 2005-B1 Class B1,
4.4% 9/15/10	4,527	4,425

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Asset-Backed Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
CNH Equipment Trust Series 2006-A Class A4, 5.27%
9/15/11	$30,160	$30,059
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 5.4594% 5/25/34 (h)	8,005	8,028
Series 2004-3 Class M1, 5.4594% 6/25/34 (h)	1,525	1,530
Series 2005-3 Class MV1, 5.3794% 8/25/35 (h)	12,300	12,323
CPS Auto Receivables Trust Series 2006-A Class A4, 5.33%
11/15/12 (c)	4,655	4,654
Crown Castle Towers LLC/Crown Atlantic Holdings Sub
LLC/Crown Communication, Inc. Series 2005-1A:
Class B, 4.878% 6/15/35 (c)	5,743	5,541
Class C, 5.074% 6/15/35 (c)	5,213	5,012
Fieldstone Mortgage Investment Corp. Series 2003-1:
Class M1, 5.6394% 11/25/33 (h)	89	89
Class M2, 6.7094% 11/25/33 (h)	700	704
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 5.5094% 3/25/34 (h)	425	426
Class M4, 5.8594% 3/25/34 (h)	325	327
Ford Credit Auto Owner Trust Series 2005-A Class B, 3.88%
1/15/10	5,151	4,999
Fremont Home Loan Trust Series 2005-A:
Class M1, 5.3894% 1/25/35 (h)	1,825	1,835
Class M2, 5.4194% 1/25/35 (h)	2,625	2,636
Class M3, 5.4494% 1/25/35 (h)	1,425	1,433
GCO Slims Trust Series 2006-1A, 5.72% 3/1/22 (c)	8,700	8,550
GSAMP Trust:
Series 2004-FM2:
Class M1, 5.4594% 1/25/34 (h)	2,693	2,693
Class M2, 6.0594% 1/25/34 (h)	1,600	1,600
Class M3, 6.2594% 1/25/34 (h)	1,600	1,600
Series 2004-OPT Class A1, 5.2994% 11/25/34 (h)	4,765	4,776
Home Equity Asset Trust:
Series 2003-2 Class M1, 5.8394% 8/25/33 (h)	2,417	2,425
Series 2003-4:
Class M1, 5.7594% 10/25/33 (h)	4,025	4,042
Class M2, 6.8594% 10/25/33 (h)	4,765	4,800
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 5.2363% 1/20/35 (h)	2,373	2,376
Class M2, 5.2663% 1/20/35 (h)	1,782	1,787
Hyundai Auto Receivables Trust Series 2004-1 Class A4,
5.26% 11/15/12	29,010	28,931
Lancer Funding Ltd. Series 2006-1A Class A3, 6.6367%
4/6/46 (c)(h)	2,325	2,325

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments - continued

Asset-Backed Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
MBNA Credit Card Master Note Trust:
Series 2001-B2 Class B2, 5.2613% 1/15/09 (h)	$33,400	$33,411
Series 2003-B2 Class B2, 5.2913% 10/15/10 (h)	1,530	1,539
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 5.4594% 7/25/34 (h)	2,225	2,225
Class M2, 5.5094% 7/25/34 (h)	400	400
Class M3, 5.9094% 7/25/34 (h)	825	825
Class M4, 6.0594% 7/25/34 (h)	550	551
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 6.0594% 12/27/32 (h)	1,945	1,966
Series 2003-NC8 Class M1, 5.6594% 9/25/33 (h)	2,600	2,612
Series 2004-NC2 Class M1, 5.5094% 12/25/33 (h)	2,931	2,949
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 5.9594% 1/25/32 (h)	3,259	3,262
Series 2002-NC1 Class M1, 5.7594% 2/25/32 (c)(h)	3,007	3,009
Series 2002-NC3 Class M1, 5.6794% 8/25/32 (h)	1,585	1,588
National Collegiate Funding LLC Series 2004-GT1 Class IO1,
7.87% 6/25/10 (c)(h)(j)	8,640	2,471
National Collegiate Student Loan Trust:
Series 2004-2 Class AIO, 9.75% 10/25/14 (j)	9,055	4,088
Series 2005-GT1 Class AIO, 6.75% 12/25/09 (j)	4,700	1,061
Nissan Auto Lease Trust Series 2003-A Class A3B, 2.57%
6/15/09	2,330	2,318
NovaStar Home Equity Loan Series 2004-1:
Class M1, 5.4094% 6/25/34 (h)	1,500	1,502
Class M4, 5.9344% 6/25/34 (h)	2,520	2,537
Onyx Acceptance Owner Trust Series 2005-A Class A3, 3.69%
5/15/09	4,570	4,516
Ownit Mortgage Loan Asset-Backed Certificates Series 2005-3
Class A2A, 5.0794% 6/25/36 (h)	15,448	15,449
Saxon Asset Securities Trust Series 2004-1 Class M1, 5.4894%
3/25/35 (h)	4,990	4,998
SLM Private Credit Student Loan Trust Series 2004-A Class C,
5.86% 6/15/33 (h)	5,136	5,199
Specialty Underwriting & Residential Finance Series 2003-BC4
Class M1, 5.5594% 11/25/34 (h)	2,045	2,056
Superior Wholesale Inventory Financing Trust VII
Series 2003-A8 Class CTFS, 5.3513% 3/15/11 (c)(h)	9,340	9,339

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Asset-Backed Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
WFS Financial Owner Trust Class 2004-3 Series A3, 3.3%
3/17/09	$9,935	$9,853
Whinstone Capital Management Ltd. Series 1A Class B3, 6%
10/25/44 (c)(h)	8,910	8,910
TOTAL ASSET-BACKED SECURITIES
(Cost $359,280)		357,541

Collateralized Mortgage Obligations — 9.3%

Private Sponsor – 5.6%
Adjustable Rate Mortgage Trust floater Series 2005-1
Class 5A2, 5.2894% 5/25/35 (h)	6,291	6,275
Bank of America Mortgage Securities, Inc.:
Series 2003-K:
Class 1A1, 3.3678% 12/25/33 (h)	1,190	1,189
Class 2A1, 4.1685% 12/25/33 (h)	4,993	4,876
Series 2003-L Class 2A1, 3.9757% 1/25/34 (h)	9,434	9,164
Series 2004-1 Class 2A2, 4.704% 10/25/34 (h)	8,513	8,332
Series 2004-B:
Class 1A1, 3.4268% 3/25/34 (h)	2,659	2,625
Class 2A2, 4.1079% 3/25/34 (h)	3,661	3,552
Series 2004-C Class 1A1, 3.3621% 4/25/34 (h)	5,748	5,661
Series 2004-D:
Class 1A1, 3.5351% 5/25/34 (h)	7,106	6,965
Class 2A2, 4.1994% 5/25/34 (h)	9,985	9,682
Series 2004-G Class 2A7, 4.5675% 8/25/34 (h)	7,880	7,694
Series 2004-H Class 2A1, 4.4764% 9/25/34 (h)	8,372	8,155
Series 2004-J:
Class 1A2, 4.2883% 11/25/34 (h)	2,930	2,902
Class 2A1, 4.7848% 11/25/34 (h)	14,164	13,893
Series 2005-E Class 2A7, 4.6134% 6/25/35 (h)	8,445	8,207
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-6
Class 1A1, 5.1215% 8/25/35 (h)	11,181	11,096
Bear Stearns Alt-A Trust floater Series 2005-1 Class A1,
5.2394% 1/25/35 (h)	28,991	29,034
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR3 Class 6A2, 5.3294% 4/25/34 (h)	1,060	1,061
Series 2004-AR6 Class 9A2, 5.3294% 10/25/34 (h)	2,222	2,226
Gracechurch Mortgage Funding PLC floater Series 1A
Class DB, 5.4981% 10/11/41 (c)(h)	9,140	9,138
Granite Master Issuer PLC floater:
Series 2005-2 Class M1, 5.01% 12/20/54 (h)	13,250	13,249

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments - continued

Collateralized Mortgage Obligations – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Private Sponsor – continued
Granite Master Issuer PLC floater: – continued
Series 2006-1A Class C2, 5.2569% 12/20/54 (c)(h)	$6,400	$6,398
JPMorgan Mortgage Trust Series 2005-A8 Class 2A3,
4.9624% 11/25/35 (h)	2,390	2,331
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6%
4/25/34	1,236	1,218
Master Asset Securitization Trust Series 2004-9 Class 7A1,
6.332% 5/25/17 (h)	7,711	7,691
Master Seasoned Securitization Trust Series 2004-1 Class 1A1,
6.237% 8/25/17 (h)	5,828	5,864
Merrill Lynch Mortgage Investors, Inc. floater:
Series 2004-E Class A2B, 4.45% 11/25/29 (h)	5,585	5,586
Series 2004-G Class A2, 5.01% 11/25/29 (h)	3,495	3,495
Series 2005-B Class A2, 4.79% 7/25/30 (h)	5,913	5,909
Opteum Mortgage Acceptance Corp. floater Series 2005-3
Class APT, 5.2494% 7/25/35 (h)	13,268	13,281
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	2,601	2,601
Series 2004-SL2 Class A1, 6.5% 10/25/16	1,060	1,071
Residential Finance LP/Residential Finance Development Corp.
floater:
Series 2003-B:
Class B3, 6.3988% 7/10/35 (c)(h)	8,749	8,948
Class B4, 6.5988% 7/10/35 (c)(h)	6,657	6,808
Class B5, 7.1988% 7/10/35 (c)(h)	6,277	6,434
Class B6, 7.6988% 7/10/35 (c)(h)	2,853	2,932
Series 2003-CB1:
Class B3, 6.2988% 6/10/35 (c)(h)	3,049	3,109
Class B4, 6.4988% 6/10/35 (c)(h)	2,728	2,785
Class B5, 7.0988% 6/10/35 (c)(h)	1,863	1,907
Class B6, 7.5988% 6/10/35 (c)(h)	1,107	1,136
Series 2004-A Class B4, 6.0488% 2/10/36 (c)(h)	5,817	5,923
Series 2004-B:
Class B4, 5.9488% 2/10/36 (c)(h)	1,554	1,578
Class B5, 6.3988% 2/10/36 (c)(h)	1,068	1,084
Class B6, 6.8488% 2/10/36 (c)(h)	291	296
Series 2004-C:
Class B4, 5.7988% 9/10/36 (h)	1,956	1,985
Class B5, 6.1988% 9/10/36 (h)	2,152	2,168
Class B6, 6.5988% 9/10/36 (h)	391	393
Sequoia Mortgage Trust floater:
Series 2004-12 Class 1A2, 4.9569% 1/20/35 (h)	10,691	10,694

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Collateralized Mortgage Obligations – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Private Sponsor – continued
Sequoia Mortgage Trust floater: – continued
Series 2004-4 Class A, 4.62% 5/20/34 (h)	$8,375	$8,374
Structured Adjustable Rate Mortgage Loan Trust floater
Series 2001-14 Class A1, 5.2694% 7/25/35 (h)	17,129	17,203
Thornburg Mortgage Securities Trust floater Series 2005-3:
Class A2, 5.1994% 10/25/35 (h)	7,580	7,576
Class A4, 5.2294% 10/25/35 (h)	19,625	19,586
Wachovia Mortgage Loan Trust LLC Series 2005-B Class 2A4,
5.1893% 10/20/35 (h)	1,915	1,884
WAMU Mortgage pass thru certificates floater:
Series 2005-AR13 Class A1C1, 5.1494% 10/25/45 (h)	30,149	30,133
Series 2005-AR19 Class A1C1, 5.1494% 12/25/45 (h)	16,552	16,554
Washington Mutual Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	1,000	1,013
Series 2004-RA2 Class 2A, 7% 7/25/33	1,591	1,624
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-T Class A1, 3.4532% 9/25/34 (h)	8,458	8,463
Series 2005-AR10 Class 2A2, 4.1095% 6/25/35 (h)	17,881	17,464
Series 2005-AR2 Class 2A2, 4.57% 3/25/35	25,523	24,885
Series 2005-AR9 Class 2A1, 4.3623% 5/25/35 (h)	8,442	8,306
Series 2006-AR8 Class 2A6, 5.24% 4/25/36 (h)	19,955	19,732

TOTAL PRIVATE SPONSOR		461,398
U.S. Government Agency – 3.7%
Fannie Mae Grantor Trust floater Series 2005-90 Class FG,
5.2094% 10/25/35 (h)	14,908	14,871
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 2003-73 Class GA, 3.5% 5/25/31	7,679	7,116
Series 2003-81 Class MX, 3.5% 3/25/24	5,785	5,651
sequential pay:
Series 2003-112 Class AN, 4% 11/25/18	11,498	10,157
Series 2004-3 Class BA, 4% 7/25/17	980	936
Series 2004-70 Class GB, 4.5% 1/25/32	5,962	5,489
Series 2004-86 Class KC, 4.5% 5/25/19	4,276	4,116
Series 2004-95 Class AN, 5.5% 1/25/25	4,820	4,810
7/25/34 (d)(k)	8,223	6,084

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments - continued

Collateralized Mortgage Obligations – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
U.S. Government Agency – continued
Freddie Mac planned amortization class Series 3033
Class UD, 5.5% 10/15/30	$5,930	$5,881
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 1669 Class H, 6.5% 7/15/23	8,893	8,993
Series 2006-15 Class OP, 3/25/36 (k)	9,287	6,407
Series 2425 Class JH, 6% 3/15/17	6,130	6,195
Series 2498 Class PD, 5.5% 2/15/16	3,537	3,535
Series 2614 Class TD, 3.5% 5/15/16	37,402	35,315
Series 2649 Class TQ, 3.5% 12/15/21	17,001	16,661
Series 2665 Class PB, 3.5% 6/15/23	2,693	2,629
Series 2689 Class HC, 3.5% 9/15/26	7,056	6,798
Series 2695 Class GC, 4.5% 11/15/18	8,266	7,877
Series 2760 Class EB, 4.5% 9/15/16	22,858	22,070
Series 2773 Class EG, 4.5% 4/15/19	1,087	1,000
Series 2775:
Class OD, 4.5% 10/15/17	20,875	19,640
Class OE, 4.5% 4/15/19	31,083	28,431
Series 3018 Class UD, 5.5% 9/15/30	9,555	9,474
Series 3074 Class HD, 5% 11/15/35	19,440	17,536
Series 3079 Class ME, 5% 11/15/35	16,448	14,697
Series 3099 Class OH, 5% 1/15/36	24,030	21,610
sequential pay Series 2750 Class ZT, 5% 2/15/34	7,777	6,564

TOTAL U.S. GOVERNMENT AGENCY		300,543

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $771,696)		761,941

Commercial Mortgage Securities — 4.9%

Banc of America Commercial Mortgage, Inc. Series 2005-3
Series A3B, 5.09% 7/10/43 (h)	22,475	21,765
Banc of America Large Loan, Inc. Series 2006-ESH:
Class A, 5.74% 7/14/11 (c)(h)	7,701	7,670
Class B, 5.84% 7/14/11 (c)(h)	3,851	3,835
Class C, 5.99% 7/14/11 (c)(h)	7,712	7,681
Class D, 6.62% 7/14/11 (c)(h)	4,434	4,419
Bayview Commercial Asset Trust floater:
Series 2004-1:
Class A, 5.3194% 4/25/34 (c)(h)	5,646	5,653

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Commercial Mortgage Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Bayview Commercial Asset Trust floater: – continued
Series 2004-1:
Class B, 6.8594% 4/25/34 (c)(h)	$627	$633
Class M1, 5.5194% 4/25/34 (c)(h)	488	489
Class M2, 6.1594% 4/25/34 (c)(h)	488	493
Series 2004-2 Class A, 5.3894% 8/25/34 (c)(h)	5,772	5,790
Series 2004-3:
Class A1, 5.3294% 1/25/35 (c)(h)	6,813	6,830
Class A2, 5.3794% 1/25/35 (c)(h)	979	981
Class M1, 5.4594% 1/25/35 (c)(h)	1,150	1,152
Class M2, 5.9594% 1/25/35 (c)(h)	767	775
Bear Stearns Commercial Mortgage Securities, Inc.:
sequential pay Series 2004-ESA Class A3, 4.741%
5/14/16 (c)	3,400	3,348
Series 2004-ESA:
Class B, 4.888% 5/14/16 (c)	5,195	5,122
Class C, 4.937% 5/14/16 (c)	3,370	3,327
Class D, 4.986% 5/14/16 (c)	1,405	1,389
Class E, 5.064% 5/14/16 (c)	4,375	4,340
Class F, 5.182% 5/14/16 (c)	1,050	1,043
Chase Commercial Mortgage Securities Corp.:
Series 2000-3 Class G 6.887% 10/15/32 (c)	6,912	7,051
Series 2001-245 Class A2, 5.8567% 2/12/16 (c)(h)	3,810	3,953
Commercial Mortgage pass thru certificates floater
Series 2005-F10A:
Class B, 5.1313% 4/15/17 (c)(h)	7,840	7,838
Class C, 5.1713% 4/15/17 (c)(h)	3,330	3,328
Class D, 5.2113% 4/15/17 (c)(h)	2,705	2,704
Class I, 5.7513% 4/15/17 (c)(h)	375	375
Class MOA3, 5.2013% 3/15/20 (c)(h)	5,075	5,075
CS First Boston Mortgage Securities Corp.:
floater:
Series 2004-HC1:
Class A2, 5.4013% 12/15/21 (c)(h)	1,700	1,700
Class B, 5.6513% 12/15/21 (c)(h)	4,440	4,440
Series 2005-TFLA:
Class C, 5.1413% 2/15/20 (c)(h)	6,225	6,229
Class E, 5.2313% 2/15/20 (c)(h)	4,355	4,359
Class F, 5.2813% 2/15/20 (c)(h)	1,920	1,921
Class G, 5.4213% 2/15/20 (c)(h)	555	555
Class H, 5.6513% 2/15/20 (c)(h)	790	791
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	3,700	3,940
Series 1997-C2 Class D, 7.27% 1/17/35	2,775	2,890

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Investments - continued

Commercial Mortgage Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
CS First Boston Mortgage Securities Corp.: – continued
Series 2004-C1 Class ASP, 0.9369% 1/15/37 (c)(h)(j)	$186,936	$5,852
Series 2006-OMA:
Class H, 5.805% 5/15/23 (c)(h)	1,995	1,896
Class J, 5.805% 5/15/23 (c)(h)	3,370	3,173
Deutsche Mortgage & Asset Receiving Corp. sequential pay
Series 1998-C1 Class D, 7.231% 6/15/31	3,920	4,066
DLJ Commercial Mortgage Corp. sequential pay Series
2000-CF1 Class A1B, 7.62% 6/10/33	10,000	10,741
Equitable Life Assurance Society of the United States Series
174:
Class B1, 7.33% 5/15/06 (c)	4,900	4,905
Class C1, 7.52% 5/15/06 (c)	3,500	3,503
First Union-Lehman Brothers Commercial Mortgage Trust
sequential pay Series 1997-C2 Class A3, 6.65% 11/18/29	1,757	1,778
GE Commercial Mortgage Corp. Series 2004-C1 Class X2,
1.0951% 11/10/38 (h)(j)	108,545	3,836
Ginnie Mae guaranteed Multi-family pass thru securities
sequential pay Series 2002-35 Class C, 5.8884%
10/16/23 (h)	1,302	1,319
Ginnie Mae guaranteed REMIC pass thru securities:
sequential pay:
Series 2003-22 Class B, 3.963% 5/16/32	7,715	7,279
Series 2003-47 Class C, 4.227% 10/16/27	11,212	10,813
Series 2003-59 Class D, 3.654% 10/16/27	11,780	10,822
Series 2003-47 Class XA, 0.0207% 6/16/43 (h)(j)	29,368	1,560
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3
Class X2, 0.7315% 12/10/41 (h)(j)	12,308	307
GS Mortgage Securities Corp. II:
sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (c)	11,195	11,749
Series 2003-C1 Class A2A, 3.59% 1/10/40	5,945	5,788
Series 1998-GLII Class E, 6.9671% 4/13/31 (h)	1,220	1,255
Series 2006-GG6 Class A2, 5.506% 4/10/38 (h)	22,025	22,026
Hilton Hotel Pool Trust Series 2000-HLTA Class D, 7.555%
10/3/15 (c)	7,015	7,285
Host Marriott Pool Trust sequential pay Series 1999-HMTA
Class B, 7.3% 8/3/15 (c)	2,495	2,630
JPMorgan Chase Commercial Mortgage Security Corp.
sequential pay Series 2005-LDP2 Class A2, 4.575%
7/15/42	8,105	7,841

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Commercial Mortgage Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
LB-UBS Commercial Mortgage Trust Series 2001-C3 Class B,
6.512% 6/15/36	$5,700	$5,958
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A
Class C, 4.13% 11/20/37 (c)	11,400	10,019
Merrill Lynch-CFC Commercial Mortgage Trust sequential pay
Series 2006-1 CLass A3, 5.671% 2/12/39	7,550	7,591
Morgan Stanley Capital I, Inc. Series 2006-HQ8 Class A3,
5.614% 3/12/16 (h)	11,005	10,890
Mortgage Capital Funding, Inc. sequential pay Series
1998-MC2 Class A2, 6.423% 6/18/30	5,255	5,339
Thirteen Affiliates of General Growth Properties, Inc. sequential
pay Series 1 Class A2, 6.602% 11/15/07 (c)	9,000	9,158
Trizechahn Office Properties Trust Series 2001-TZHA Class E3,
7.253% 3/15/13 (c)	3,304	3,391
Wachovia Bank Commercial Mortgage Trust:
floater Series 2005-WL5A:
Class KHP1, 5.2513% 1/15/18 (c)(h)	1,930	1,931
Class KHP2, 5.4513% 1/15/18 (c)(h)	1,930	1,931
Class KHP3, 5.7513% 1/15/18 (c)(h)	2,280	2,281
Class KHP4, 5.8513% 1/15/18 (c)(h)	1,770	1,771
Class KHP5, 6.0513% 1/15/18 (c)(h)	2,050	2,050
sequential pay:
Series 2003-C8 Class A3, 4.445% 11/15/35	17,105	16,420
Series 2006-C24 Class A2, 5.506% 3/15/45	40,465	40,431
Series 2004-C15:
Class 180A, 5.0372% 10/15/41 (c)(h)	4,805	4,633
Class 180B, 5.0372% 10/15/41 (c)(h)	2,250	2,183
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $408,375)		400,285

Municipal Securities — 0.2%

Chicago Board of Ed. Series A, 5.5% 12/1/30
(AMBAC Insured)	5,000	5,682
New Jersey Econ. Dev. Auth. Rev. Series N1, 5.5% 9/1/24
(AMBAC Insured)	9,000	10,297
TOTAL MUNICIPAL SECURITIES
(Cost $16,434)		15,979

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Investments - continued

Foreign Government and Government Agency Obligations — 1.2%

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Israeli State (guaranteed by U.S. Government through Agency
for International Development) 4.625% 6/15/13	$8,910	$8,253
United Mexican States:
5.625% 1/15/17	10,920	10,429
5.875% 1/15/14	23,355	23,098
6.75% 9/27/34	51,060	51,698
TOTAL FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $92,947)		93,478

Supranational Obligations — 0.1%

Corporacion Andina de Fomento 6.875% 3/15/12
(Cost $4,378)	4,425	4,629

Fixed-Income Funds — 20.0%
	Shares
Fidelity Specialized High Income Central Investment Portfolio (i)	700,316	69,107
Fidelity Ultra-Short Central Fund (i)	15,681,630	1,560,165
TOTAL FIXED-INCOME FUNDS
(Cost $1,630,933)		1,629,272

Preferred Securities — 0.2%
	Principal
	Amount (000s)

FINANCIALS – 0.2%
Diversified Financial Services – 0.2%
MUFG Capital Finance 1 Ltd. 6.346% (h)	$15,235	15,085
TOTAL PREFERRED SECURITIES
(Cost $15,235)		15,085

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Cash Equivalents — 1.8%
		Maturity	Value (Note 1)
		Amount (000s)	(000s)

Investments in repurchase agreements (Collateralized by
U.S. Government Obligations, in a joint trading account at:
4.78%, dated 4/28/06 due 5/1/06)		$132,548	$132,495
4.79%, dated 4/28/06 due 5/1/06) (a)		16,559	16,552

TOTAL CASH EQUIVALENTS
(Cost $149,047)			149,047

TOTAL INVESTMENT PORTFOLIO – 111.6%
(Cost $9,236,731)			9,099,608

NET OTHER ASSETS – (11.6)%			(942,593)

NET ASSETS – 100%			$8,157,015

Swap Agreements
	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Credit Default Swaps
Receive monthly notional amount multiplied
by 3.05% and pay Merrill Lynch upon
default event of Morgan Stanley ABS
Capital I, Inc., par value of the
proportional notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004-NC8 Class B3, 7.2913% 9/25/34	Oct. 2034	$2,300	$38
Receive monthly notional amount multiplied
by 3.3% and pay to Morgan Stanley, Inc.
upon default event of Ameriquest
Mortgage Securities, Inc., par value of the
notional amount of Ameriquest Mortgage
Securities, Inc. Series 2004-R11 Class M9,
7.6913% 11/25/34	Dec. 2034	2,390	46
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004-HE7 Class B3, 7.6913%
8/25/34	Sept. 2034	2,109	47

See accompanying notes which are an integral part of the financial statements. 33 Annual Report

Investments - continued

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004-NC7 Class B3, 7.6913%
7/25/34	August 2034	$2,109		$45
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004-HE8 Class B3, 7.3913%
9/25/34	Oct. 2034	2,109		50
Receive monthly a fixed rate of .2%
multiplied by the notional amount and pay
to Lehman Brothers, Inc., upon each
default event of one of the issues of Dow
Jones CDX N.A. Investment Grade 5
Index, par value of the proportional
notional amount (f)	Dec. 2007	105,500		23
Receive monthly notional amount multiplied
by .82% and pay UBS upon default event
of Morgan Stanley ABS Capital I, Inc., par
value of the notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	2,109		14
Receive monthly notional amount multiplied
by .85% and pay UBS upon default event
of Ameriquest Mortgage Securities, Inc.,
par value of the notional amount of
Ameriquest Mortgage Securities, Inc.
Series 2004-R9 Class M5, 5.5913%
10/25/34	Nov. 2034	2,109		12
Receive monthly notional amount multiplied
by .85% and pay UBS upon default event
of Morgan Stanley ABS Capital I, Inc., par
value of the notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	2,109		14
Receive monthly notional amount multiplied
by 1.6% and pay Morgan Stanley, Inc.
upon default event of Park Place Securities,
Inc., par value of the notional amount of
Park Place Securities, Inc. Series
2005-WHQ2 Class M7, 5.4413%
5/25/35	June 2035	1,930		26

See accompanying notes which are an integral part of the financial statements. Annual Report 34

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 1.65% and pay Goldman Sachs upon
default event of Fieldstone Mortgage
Investment Corp., par value of the notional
amount of Fieldstone Mortgage Investment
Corp. Series 2004-2 Class M5, 6.3413%
7/25/34	August 2034	$1,588		$11
Receive monthly notional amount multiplied
by 1.66% and pay Morgan Stanley, Inc.
upon default event of Park Place Securities,
Inc., par value of the notional amount of
Park Place Securities, Inc. Series
2005-WHQ2 Class M7, 5.4413%
5/25/35	June 2035	2,109		32
Receive monthly notional amount multiplied
by 2.54% and pay Merrill Lynch upon
default event of Countrywide Home Loans,
Inc., par value of the notional amount of
Countrywide Home Loans, Inc. Series
2003-BC1 Class B1, 7.6913% 3/25/32	April 2032	709		3
Receive monthly notional amount multiplied
by 2.61% and pay Goldman Sachs upon
default event of Fremont Home Loan Trust,
par value of the notional amount of
Fremont Home Loan Trust Series 2004-1
Class M9, 7.3913% 2/25/34	March 2034	1,589		7
Receive monthly notional amount multiplied
by 2.61% and pay Goldman Sachs upon
default event of Fremont Home Loan Trust,
par value of the notional amount of
Fremont Home Loan Trust Series 2004-A
Class B3, 7.0413% 1/25/34	Feb. 2034	571		1
Receive monthly notional amount multiplied
by 2.7% and pay Morgan Stanley, Inc.
upon default event of Park Place Securities,
Inc., par value of the notional amount of
Park Place Securities, Inc. Series
2005-WHQ2 Class M9, 6.41% 5/25/35	June 2035	7,375		68
Receive monthly notional amount multiplied
by 2.79% and pay Merrill Lynch, Inc. upon
default event of New Century Home Equity
Loan Trust, par value of the notional
amount of New Century Home Equity Loan
Trust Series 2004-4 Class M9, 7.0788%
2/25/35	March 2035	5,275		48

See accompanying notes which are an integral part of the financial statements. 35 Annual Report

Investments - continued

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 5% and pay Deutsche Bank upon
default event of MASTR Asset Backed
Securities Trust, par value of the notional
amount of MASTR Asset Backed Securities
Trust Series 2003-NC1 Class M6,
8.1913% 4/25/33	May 2033	$2,109	$26
Receive quarterly a fixed rate of .4%
multiplied by the notional amount and pay
to Lehman Brothers, Inc., upon each
default event of one of the issues of Dow
Jones CDX N.A. Investment Grade 6
Index, par value of the proportional
notional amount (g)	June 2010	70,000	164
Receive quarterly notional amount multiplied
by .30% and pay Deutsche Bank upon
default event of Entergy Corp., par value
of the notional amount of Entergy Corp.
7.75% 12/15/09	March 2008	12,055	33
Receive quarterly notional amount multiplied
by .30% and pay Goldman Sachs upon
default event of Entergy Corp., par value
of the notional amount of Entergy Corp.
7.75% 12/15/09	March 2008	8,870	24
Receive quarterly notional amount multiplied
by .34% and pay Goldman Sachs upon
default event of Duke Energy Corp. par
value of the notional amount of Duke
Energy Corp. 6.25% 1/15/12	March 2011	12,700	56
Receive quarterly notional amount multiplied
by .35% and pay Goldman Sachs upon
default event of Southern California Edison
Co., par value of the notional amount of
Southern California Edison Co. 7.625%
1/15/10	Sept. 2010	8,100	21
Receive quarterly notional amount multiplied
by .38% and pay Bank of America upon
default event of Pacific Gas & Electric Co.,
par value of the notional amount of Pacific
Gas & Electric Co. 4.8% 3/1/14	March 2011	12,700	46
Receive quarterly notional amount multiplied
by .48% and pay Goldman Sachs upon
default event of TXU Energy Co. LLC, par
value of the notional amount of TXU
Energy Co. LLC 7% 3/15/13	Sept. 2008	25,000	145

TOTAL CREDIT DEFAULT SWAPS		295,524	1,000

See accompanying notes which are an integral part of the financial statements. Annual Report 36

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Interest Rate Swaps
Receive quarterly a fixed rate equal to
4.4771% and pay quarterly a floating rate
based on 3-month LIBOR with Lehman
Brothers, Inc.	August 2010	$140,000	$(4,603)
Receive quarterly a fixed rate equal to
4.898% and pay quarterly a floating rate
based on 3-month LIBOR with Lehman
Brothers, Inc.	July 2014	22,890	(882)
Receive semi-annually a fixed rate equal to
4.745% and pay quarterly a floating rate
based on 3-month LIBOR with UBS	Jan. 2011	70,000	(1,049)
Receive semi-annually a fixed rate equal to
4.921% and pay quarterly a floating rate
based on 3-month LIBOR with Lehman
Brothers, Inc.	Dec. 2008	225,000	657
Receive semi-annually a fixed rate equal to
5.13% and pay quarterly a floating rate
based on 3-month LIBOR with Citibank	March 2009	198,685	(874)
Receive semi-annually a fixed rate equal to
5.2075% and pay quarterly a floating rate
based on 3-month LIBOR with Deutsche
Bank	March 2011	160,000	(1,251)

TOTAL INTEREST RATE SWAPS		816,575	(8,002)
Total Return Swaps
Receive monthly a return equal to Banc of
America Securities LLC AAA 10 Yr
Commercial Mortgage Backed Securities
Daily Index and pay monthly a floating
rate based on 1-month LIBOR minus 20
basis points with Bank of America	July 2006	11,300	(105)
Receive monthly a return equal to Lehman
Brothers CMBS AAA 8.5+ Index and pay
monthly a floating rate based on 1-month
LIBOR minus 25 basis points with Citibank	Oct. 2006	75,000	(687)
Receive monthly a return equal to Lehman
Brothers U.S. ABS Floating Rate AA Home
Equity Index and pay monthly a floating
rate based on 1-month LIBOR with Lehman
Brothers, Inc.	May 2006	75,000	78

See accompanying notes which are an integral part of the financial statements. 37 Annual Report

Investments - continued

Swap Agreements – continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Total Return Swaps – continued
Receive monthly a return equal to Lehman
Brothers U.S. ABS Floating Rate AA Home
Equity Index and pay monthly a floating
rate based on 1-month LIBOR with Lehman
Brothers, Inc.	June 2006	$50,000	$52
Receive quarterly a return equal to Banc of
America Securities LLC AAA 10Yr
Commercial Mortgage Backed Securities
Daily Index and pay quarterly a floating
rate based on 3-month LIBOR minus 30
basis points with Bank of America	May 2006	22,600	(525)

TOTAL TOTAL RETURN SWAPS		233,900	(1,187)

		$1,345,999	$(8,189)

Legend

(a) Includes investment made with cash collateral received from securities on loan.

(b) Security or a portion of the security is on loan at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $505,733,000 or 6.2% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(e) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $9,263,000

(f) Dow Jones CDX N.A. Investment Grade 5 is a tradable index of credit default swaps on investment grade debt of U.S. companies.

(g) Dow Jones CDX N.A. Investment Grade 6 is a tradable index of credit default swaps on investment grade debt of U.S. companies.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each fixed-income central fund, as of the investing fund’s report date, is available upon request or at fidelity.com and/or advisor.fidelity.com, as applicable. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the fixed-income central fund’s financial statements, which are not covered by the investing fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s web site, www.sec.gov, or upon request.

See accompanying notes which are an integral part of the financial statements. Annual Report 38

(j)Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(k)Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Specialized High Income Central Investment Portfolio	$2,729
Fidelity Ultra-Short Central Fund	47,063
Total	$49,792

Additional information regarding the fund’s fiscal year to date purchases and sales, including the ownership percentage, of the following fixed income Central Funds is as follows:

	Value,	Purchases	Sales	Value,	% ownership,
Fund	beginning of		Proceeds	end of period	end of period
(Amounts in thousands)	period
Fidelity Specialized
High Income Central
Investment Portfolio	$—	$69,953	$—	$69,107	33.3%
Fidelity Ultra-Short
Central Fund	895,377	664,980	—	1,560,165	21.8%
Total	$895,377	$734,933	$—	$1,629,272

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		April 30, 2006

Assets
Investment in securities, at value (including securities
loaned of $16,228 and repurchase agreements of
$149,047) — See accompanying schedule:
Unaffiliated issuers (cost $7,605,798)	$7,470,336
Affiliated Central Funds (cost $1,630,933)	1,629,272
Total Investments (cost $9,236,731)		$9,099,608
Cash		1,713
Receivable for investments sold		48,433
Receivable for swap agreements		86
Receivable for fund shares sold		8,476
Interest receivable		53,878
Other affiliated receivables		22
Total assets		9,212,216

Liabilities
Payable for investments purchased
Regular delivery	$31,081
Delayed delivery	989,468
Payable for fund shares redeemed	6,266
Distributions payable	431
Swap agreements, at value	8,189
Accrued management fee	2,165
Distribution fees payable	32
Other affiliated payables	955
Other payables and accrued expenses	62
Collateral on securities loaned, at value	16,552
Total liabilities		1,055,201

Net Assets		$8,157,015
Net Assets consist of:
Paid in capital		$8,341,517
Undistributed net investment income		289
Accumulated undistributed net realized gain (loss) on
investments		(39,522)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		(145,269)
Net Assets		$8,157,015

See accompanying notes which are an integral part of the financial statements. Annual Report 40

Statement of Assets and Liabilities - continued
Amounts in thousands (except per-share amounts)April 30, 2006

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($37,021 ÷ 5,115 shares)	$7.24

Maximum offering price per share (100/95.25 of $7.24)	$7.60
Class T:
Net Asset Value and redemption price per share
($57,319 ÷ 7,916 shares)	$7.24

Maximum offering price per share (100/96.50 of $7.24)	$7.50
Class B:
Net Asset Value and offering price per share
($9,498 ÷ 1,311 shares)A	$7.24

Class C:
Net Asset Value and offering price per share
($9,337 ÷ 1,289 shares)A	$7.24

Investment Grade Bond:
Net Asset Value, offering price and redemption price per
share ($8,018,064 ÷ 1,107,479 shares)	$7.24

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($25,776 ÷ 3,556 shares)	$7.25

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

Financial Statements - continued

Statement of Operations
Amounts in thousands	Year ended April 30, 2006

Investment Income
Interest		$305,454
Income from affiliated Central Funds		49,792
Total income		355,246

Expenses
Management fee	$24,689
Transfer agent fees	7,988
Distribution fees	351
Accounting and security lending fees	110
Fund wide operations fee	1,909
Independent trustees’ compensation	31
Appreciation in deferred trustee compensation account	2
Custodian fees and expenses	14
Registration fees	12
Audit	8
Legal	2
Miscellaneous	19
Total expenses before reductions	35,135
Expense reductions	(465)	34,670

Net investment income		320,576
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(28,344)
Swap agreements	(9,904)
Total net realized gain (loss)		(38,248)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(175,529)
Swap agreements	(9,287)
Delayed delivery commitments	(13)
Total change in net unrealized appreciation
(depreciation)		(184,829)
Net gain (loss)		(223,077)
Net increase (decrease) in net assets resulting from
operations		$97,499

See accompanying notes which are an integral part of the financial statements.

Annual Report

42

Statement of Changes in Net Assets
	Year ended	Year ended
	April 30,	April 30,
Amounts in thousands	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$320,576	$210,849
Net realized gain (loss)	(38,248)	99,455
Change in net unrealized appreciation (depreciation)	(184,829)	7,281
Net increase (decrease) in net assets resulting
from operations	97,499	317,585
Distributions to shareholders from net investment income	(304,745)	(211,677)
Distributions to shareholders from net realized gain	(66,460)	(80,651)
Total distributions	(371,205)	(292,328)
Share transactions -- net increase (decrease)	1,599,350	1,000,708
Total increase (decrease) in net assets	1,325,644	1,025,965

Net Assets
Beginning of period	6,831,371	5,805,406
End of period (including undistributed net investment
income of $289 and undistributed net investment
income of $4,438, respectively)	$8,157,015	$6,831,371

See accompanying notes which are an integral part of the financial statements.

43 Annual Report

Financial Highlights — Class A

Years ended April 30,	2006	2005	2004	2003G
Selected Per-Share Data
Net asset value, beginning of period	$7.50	$7.47	$7.70	$7.48
Income from Investment Operations
Net investment incomeE	.298	.237	.224	.186
Net realized and unrealized gain (loss)	(.206)	.131	(.095)	.326
Total from investment operations	.092	.368	.129	.512
Distributions from net investment income	(.282)	(.238)	(.229)	(.172)
Distributions from net realized gain	(.070)	(.100)	(.130)	(.120)
Total distributions	(.352)	(.338)	(.359)	(.292)
Net asset value, end of period	$7.24	$7.50	$7.47	$7.70
Total ReturnB,C,D	1.23%	5.03%	1.68%	6.98%
Ratios to Average Net AssetsF,H
Expenses before reductions	.71%	.83%	.83%	.79%A
Expenses net of fee waivers, if any	.71%	.83%	.83%	.79%A
Expenses net of all reductions	.71%	.83%	.83%	.79%A
Net investment income	4.04%	3.17%	2.96%	3.73%A
Supplemental Data
Net assets, end of period (in millions)	$37	$31	$22	$8
Portfolio turnover rate	145%	227%	238%	276%

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the sales charges.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central funds.

G	For the period August 27, 2002 (commencement of sale of shares) to April 30, 2003.

H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

44

Financial Highlights — Class T

Years ended April 30,	2006	2005	2004	2003G
Selected Per-Share Data
Net asset value, beginning of period	$7.51	$7.47	$7.70	$7.48
Income from Investment Operations
Net investment incomeE	.290	.230	.214	.180
Net realized and unrealized gain (loss)	(.216)	.141	(.094)	.324
Total from investment operations	.074	.371	.120	.504
Distributions from net investment income	(.274)	(.231)	(.220)	(.164)
Distributions from net realized gain	(.070)	(.100)	(.130)	(.120)
Total distributions	(.344)	(.331)	(.350)	(.284)
Net asset value, end of period	$7.24	$7.51	$7.47	$7.70
Total ReturnB,C,D	.98%	5.07%	1.56%	6.87%
Ratios to Average Net AssetsF,H
Expenses before reductions	.83%	.93%	.96%	.97%A
Expenses net of fee waivers, if any	.83%	.93%	.95%	.95%A
Expenses net of all reductions	.83%	.93%	.95%	.95%A
Net investment income	3.92%	3.07%	2.84%	3.57%A
Supplemental Data
Net assets, end of period (in millions)	$57	$48	$30	$10
Portfolio turnover rate	145%	227%	238%	276%

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the sales charges.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central funds.

G	For the period August 27, 2002 (commencement of sale of shares) to April 30, 2003.

H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

45 Annual Report

Financial Highlights — Class B

Years ended April 30,	2006	2005	2004	2003G
Selected Per-Share Data
Net asset value, beginning of period	$7.51	$7.47	$7.70	$7.48
Income from Investment Operations
Net investment incomeE	.239	.180	.166	.147
Net realized and unrealized gain (loss)	(.216)	.140	(.095)	.322
Total from investment operations	.023	.320	.071	.469
Distributions from net investment income	(.223)	(.180)	(.171)	(.129)
Distributions from net realized gain	(.070)	(.100)	(.130)	(.120)
Total distributions	(.293)	(.280)	(.301)	(.249)
Net asset value, end of period	$7.24	$7.51	$7.47	$7.70
Total ReturnB,C,D	.28%	4.37%	.90%	6.39%
Ratios to Average Net AssetsF,H
Expenses before reductions	1.51%	1.64%	1.63%	1.60%A
Expenses net of fee waivers, if any	1.51%	1.60%	1.60%	1.60%A
Expenses net of all reductions	1.51%	1.59%	1.60%	1.60%A
Net investment income	3.24%	2.40%	2.19%	2.92%A
Supplemental Data
Net assets, end of period (in millions)	$9	$9	$9	$8
Portfolio turnover rate	145%	227%	238%	276%
A Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the contingent deferred sales charge.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central funds.

G	For the period August 27, 2002 (commencement of sale of shares) to April 30, 2003.

H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

46

Financial Highlights — Class C

Years ended April 30,	2006	2005	2004	2003G
Selected Per-Share Data
Net asset value, beginning of period	$7.51	$7.47	$7.70	$7.48
Income from Investment Operations
Net investment incomeE	.233	.176	.161	.145
Net realized and unrealized gain (loss)	(.216)	.140	(.095)	.322
Total from investment operations	.017	.316	.066	.467
Distributions from net investment income	(.217)	(.176)	(.166)	(.127)
Distributions from net realized gain	(.070)	(.100)	(.130)	(.120)
Total distributions	(.287)	(.276)	(.296)	(.247)
Net asset value, end of period	$7.24	$7.51	$7.47	$7.70
Total ReturnB,C,D	.20%	4.30%	.84%	6.35%
Ratios to Average Net AssetsF,H
Expenses before reductions	1.60%	1.67%	1.66%	1.64%A
Expenses net of fee waivers, if any	1.60%	1.66%	1.66%	1.64%A
Expenses net of all reductions	1.60%	1.66%	1.66%	1.64%A
Net investment income	3.15%	2.34%	2.13%	2.88%A
Supplemental Data
Net assets, end of period (in millions)	$9	$7	$7	$6
Portfolio turnover rate	145%	227%	238%	276%

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Total returns do not include the effect of the contingent deferred sales charge.

E	Calculated based on average shares outstanding during the period.

F	Amounts do not include the activity of the affiliated central funds.

G	For the period August 27, 2002 (commencement of sale of shares) to April 30, 2003.

H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

47 Annual Report

Financial Highlights — Investment Grade Bond

Years ended April 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value,
beginning of period	$7.50	$7.47	$7.70	$7.33	$7.18
Income from Investment
Operations
Net investment incomeB	.317	.254	.240	.290	.379E
Net realized and unrealized
gain (loss)	(.206)	.130	(.095)	.483	.158E
Total from investment operations	.111	.384	.145	.773	.537
Distributions from net investment
income	(.301)	(.254)	(.245)	(.283)	(.377)
Distributions from net realized
gain	(.070)	(.100)	(.130)	(.120)	(.010)
Total distributions	(.371)	(.354)	(.375)	(.403)	(.387)
Net asset value, end of period	$7.24	$7.50	$7.47	$7.70	$7.33
Total ReturnA	1.48%	5.26%	1.89%	10.82%	7.61%
Ratios to Average Net AssetsC,D
Expenses before reductions	.46%	.61%	.63%	.66%	.66%
Expenses net of fee waivers,
if any	.46%	.61%	.63%	.66%	.66%
Expenses net of all reductions	.46%	.61%	.63%	.66%	.66%
Net investment income	4.29%	3.39%	3.16%	3.86%	5.18%E
Supplemental Data
Net assets, end of period
(in millions)	$8,018	$6,721	$5,735	$5,274	$4,056
Portfolio turnover rate	145%	227%	238%	276%	230%

A	Total returns would have been lower had certain expenses not been reduced during the periods shown.

B	Calculated based on average shares outstanding during the period.

C	Amounts do not include the activity of the affiliated central funds.

D	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur.

Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the class.

E	Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

48

Financial Highlights — Institutional Class

Years ended April 30,	2006	2005	2004	2003F
Selected Per-Share Data
Net asset value, beginning of period	$7.51	$7.48	$7.70	$7.48
Income from Investment Operations
Net investment incomeD	.313	.254	.233	.202
Net realized and unrealized gain (loss)	(.205)	.129	(.078)	.321
Total from investment operations	.108	.383	.155	.523
Distributions from net investment income	(.298)	(.253)	(.245)	(.183)
Distributions from net realized gain	(.070)	(.100)	(.130)	(.120)
Total distributions	(.368)	(.353)	(.375)	(.303)
Net asset value, end of period	$7.25	$7.51	$7.48	$7.70
Total ReturnB,C	1.44%	5.24%	2.04%	7.14%
Ratios to Average Net AssetsE,G
Expenses before reductions	.50%	.59%	.64%	.56%A
Expenses net of fee waivers, if any	.50%	.59%	.64%	.56%A
Expenses net of all reductions	.50%	.59%	.64%	.56%A
Net investment income	4.25%	3.40%	3.15%	3.96%A
Supplemental Data
Net assets, end of period (000 omitted)	$25,776	$16,084	$2,840	$275
Portfolio turnover rate	145%	227%	238%	276%

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns would have been lower had certain expenses not been reduced during the periods shown.

D	Calculated based on average shares outstanding during the period.

E	Amounts do not include the activity of the affiliated central funds.

F	For the period August 27, 2002 (commencement of sale of shares) to April 30, 2003.

G	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

49 Annual Report

Notes to Financial Statements

For the period ended April 30, 2006 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Investment Grade Bond Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Investment Grade Bond, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds), and fixed-income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including Central Funds, are valued at their closing net asset value each business day.

Annual Report

50

1. Significant Accounting Policies - continued

Security Valuation - continued

Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

51 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to swap agreements, prior period premium and discount on debt securities, market discount, partnerships (including allocations from CIPs), deferred trustees compensation, financing transactions, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$24,374
Unrealized depreciation		(155,357)
Net unrealized appreciation (depreciation)		(130,983)

Cost for federal income tax purposes		$9,230,591
The tax character of distributions paid was as follows:

	April 30, 2006	April 30, 2005
Ordinary Income	$323,808	$ 248,105
Long-term Capital Gains	47,397	44,223
Total	$371,205	$ 292,328

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a

Annual Report

52

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

delayed delivery or when-issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as

53 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Swap Agreements - continued guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities (“mortgage dollar rolls”) or the purchase and simultaneous agreement to sell similar securities (“reverse mortgage dollar rolls”). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund’s right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,811,079 and $1,376,099, respectively.

Annual Report

54

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets (effective June 1, 2005, the fund’s management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .33% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	.00%	.15%	$49		$—
Class T	.00%	.25%	136		2
Class B	.65%	.25%	86		63
Class C	.75%	.25%	80		23
			$351		$88

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C,.75% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

55 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

	Retained
	by FDC
Class A		$22
Class T		5
Class B*		24
Class C*		3
		$54

*When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Investment Grade Bond. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Investment Grade Bond shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. Under an amended contract effective June 1, 2005, transfer agent fees for Investment Grade Bond include an asset based fee and were reduced to a rate of .10% of average net assets. The account fees were eliminated. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A		$66.21
Class T		122.22
Class B		24.25
Class C		19.24
Investment Grade Bond		7,726.11
Institutional Class		31.14
	$7,988

Accounting and Security Lending Fees. FSC maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective June 1, 2005, FMR pays these fees.

Annual Report

56

4. Fees and Other Transactions with Affiliates - continued

Fundwide Operations Fee. Pursuant to a new Fundwide Operations and Expense Agreement (FWOE) effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to an annual rate of .03% of average net assets.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM or Fidelity Management & Research Company, Inc. (FMRC) each an affiliate of FMR. The Ultra-Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar-denominated money market and investment-grade debt securities. The Specialized High Income Central Investment Portfolio seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.

The fund’s Schedule of Investments lists each applicable CIP as an investment of the fund but does not include the underlying holdings of each CIP. Based on their investment objectives, each CIP may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. In addition, each CIP may also participate in derivatives. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of each CIP and the fund.

A complete unaudited list of holdings for each CIP, as of the fund’s report date, is available upon request or at fidelity.com and/or advisor.fidelity.com, as applicable. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, each CIP’s financial statements, which are not covered by this fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s web site, www.sec.gov, or upon request.

The Central Funds do not pay a management fee.

57 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $14 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities during the period amounted to $128.

7. Expense Reductions.

Through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $14. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$1
Class T	3
Investment Grade Bond	447
$451

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58

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 50% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended April 30,
	2006	2005
From net investment income
Class A	$1,232	$869
Class T	2,022	1,202
Class B	289	205
Class C	234	169
Investment Grade Bond	300,091	208,879
Institutional Class	877	353
Total	$304,745	$211,677
From net realized gain
Class A	$293	$318
Class T	479	496
Class B	86	112
Class C	71	96
Investment Grade Bond	65,359	79,525
Institutional Class	172	104
Total	$66,460	$80,651

59		Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended April 30,		Years ended April 30,
	2006	2005	2006	2005
Class A
Shares sold	5,817	3,493	$42,930	$26,275
Reinvestment of distributions	170	65	1,256	490
Shares redeemed	(4,972)	(2,416)	(36,700)	(18,200)
Net increase (decrease)	1,015	1,142	$7,486	$8,565
Class T
Shares sold	3,807	3,871	$28,191	$29,055
Reinvestment of distributions	334	225	2,473	1,687
Shares redeemed	(2,644)	(1,686)	(19,510)	(12,629)
Net increase (decrease)	1,497	2,410	$11,154	$18,113
Class B
Shares sold	488	306	$3,626	$2,293
Reinvestment of distributions	41	35	301	262
Shares redeemed	(388)	(335)	(2,863)	(2,511)
Net increase (decrease)	141	6	$1,064	$44
Class C
Shares sold	850	397	$6,307	$2,982
Reinvestment of distributions	35	31	261	234
Shares redeemed	(474)	(443)	(3,511)	(3,318)
Net increase (decrease)	411	(15)	$3,057	$(102)
Investment Grade Bond
Shares sold	296,083	201,524	$2,186,923	$1,513,409
Reinvestment of distributions	48,523	37,730	359,152	282,446
Shares redeemed	(132,782)	(111,431)	(979,977)	(835,079)
Net increase (decrease)	211,824	127,823	$1,566,098	$960,776
Institutional Class
Shares sold	1,805	1,969	$13,369	$14,872
Reinvestment of distributions	125	58	926	438
Shares redeemed	(515)	(266)	(3,804)	(1,998)
Net increase (decrease)	1,415	1,761	$10,491	$13,312

Annual Report

60

11. Reorganization.

On April 20, 2006, the Board of Trustees of Fidelity Investment Grade Bond Fund (the fund) approved an Agreement and Plan of Reorganization (“Agreement”) between the fund and Spartan Investment Grade Bond Fund (“Reorganization”). The Agreement provides for the transfer of all of the assets of Spartan Investment Grade Bond Fund in exchange solely for the number of shares of Investment Grade Bond, a class of the fund, having the same aggregate net asset value as the outstanding shares of Spartan Investment Grade Bond Fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective and the assumption by the fund of all of the liabilities of Spartan Investment Grade Bond Fund. The Reorganization, which does not require shareholder approval, will become effective on or about July 28, 2006. The Reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders. Effective with the Reorganization, a new expense contract with FMR, approved by the Board of Trustees, will limit total operating expenses of Investment Grade Bond to .45% of average net assets, excluding certain other expenses such as interest expense.

61 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Fidelity Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Investment Grade Bond Fund (a fund of Fidelity Fixed-Income Trust) at April 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Investment Grade Bond Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts June 13, 2006

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62

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 335 funds advised by FMR or an affiliate. Mr. McCoy oversees 337 funds advised by FMR or an affiliate. Mr. Gamper oversees 280 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

63 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

*	Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

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64

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

65 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

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66

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

67 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

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Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Fixed-Income Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Fixed-Income Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005-present), Fidelity’s Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998-2005).

69 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity’s Investment Grade-Bond Funds (2005-present), and Fidelity’s Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity’s Taxable Bond Funds (2000-2002) and Fidelity’s Municipal Bond Funds (2001-2002).

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Jeffrey Moore (40)

Year of Election or Appointment: 2004

Vice President of the fund. Mr. Moore also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Moore served as a research analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Annual Report

70

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of the fund. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Paul M. Murphy (59)

Year of Election or Appointment: 2005

Chief Financial Officer of the fund. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

71 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Annual Report

72

Name, Age; Principal Occupation Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

73 Annual Report

Distributions

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2006, $10,626,266, or, if subsequently determined to be different, the net capital gain of such year.

A total of 13.43% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $97,761,044 of distributions paid during the period January 1, 2006 to April 30, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

74

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

				# of	% of
PROPOSAL 1				Votes	Votes
To elect a Board of Trustees.A
	# of	% of	Marie L. Knowles
	Votes	Votes	Affirmative	12,487,395,627.79	96.126
			Withheld	503,261,987.19	3.874
Dennis J. Dirks			TOTAL	12,990,657,614.98	100.000
Affirmative	12,490,841,660.35	96.152
Withheld	499,815,954.64	3.848	Ned C. Lautenbach
TOTAL	12,990,657,614.99	100.000	Affirmative	12,484,406,625.33	96.103
			Withheld	506,250,989.66	3.897
Albert R. Gamper, Jr.			TOTAL	12,990,657,614.99	100.000
Affirmative	12,484,697,855.13	96.105
Withheld	505,959,759.86	3.895	William O. McCoy
TOTAL	12,990,657,614.99	100.000	Affirmative	12,444,377,462.06	95.795
			Withheld	546,280,152.93	4.205
Robert M. Gates			TOTAL	12,990,657,614.99	100.000
Affirmative	12,463,041,831.69	95.938
Withheld	527,615,783.30	4.062	Robert L. Reynolds
TOTAL	12,990,657,614.99	100.000	Affirmative	12,474,663,536.01	96.028
			Withheld	515,994,078.98	3.972
George H. Heilmeier			TOTAL	12,990,657,614.99	100.000
Affirmative	12,466,216,940.77	95.963
Withheld	524,440,674.22	4.037	Cornelia M. Small
TOTAL	12,990,657,614.99	100.000	Affirmative	12,488,479,519.53	96.134
			Withheld	502,178,095.46	3.866
Edward C. Johnson 3d			TOTAL	12,990,657,614.99	100.000
Affirmative	12,405,249,751.57	95.494
Withheld	585,407,863.41	4.506	William S. Stavropoulos
TOTAL	12,990,657,614.98	100.000	Affirmative	12,457,606,455.61	95.897
			Withheld	533,051,159.38	4.103
Stephen P. Jonas			TOTAL	12,990,657,614.99	100.000
Affirmative	12,473,931,200.89	96.022
Withheld	516,726,414.10	3.978	Kenneth L. Wolfe
TOTAL	12,990,657,614.99	100.000	Affirmative	12,469,367,261.16	95.987
			Withheld	521,290,353.83	4.013
			TOTAL	12,990,657,614.99	100.000

			A Denotes trust-wide proposal and voting results.

75 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Investment Grade Bond Fund

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for the fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub-advisory agreements for the fund with affiliates of FMR that allow FMR to obtain research, non-discretionary advice, or discretionary portfolio management at no additional expense to the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for the fund to access the research and investment advisory support services supplied by FRAC at no additional expense to the fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under the fund’s management contract or sub-advisory agreements; (ii) the investment process or strategies employed in the management of the fund’s assets; (iii) the nature or level of services provided under the fund’s management contract or sub-advisory agreements; (iv) the day-to-day management of the fund or the persons primarily responsible for such management; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of the Agreement would not necessitate prior shareholder approval of the Agreement or result in an assignment and termination of the fund’s management contract or sub-advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which the fund will not bear any additional management fees or expenses and under which the fund’s portfolio manager would not change, it did not consider the fund’s investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund’s management contract and sub-advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have

Annual Report

76

appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund’s Agreement is fair and reasonable, and that the fund’s Agreement should be approved.

77 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)
Fidelity Investments Money
Management, Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

Contents

Chairman’s Message	4	Ned Johnson’s message to
		shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months
		and one year.
Investments	10	A complete list of the fund’s
		investments with their market values.
Financial Statements	49	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	53	Notes to the financial statements.
Report of Independent	61
Registered Public
Accounting Firm
Trustees and Officers	62
Distributions	73
Proxy Voting Results	74

Board Approval of	75
Investment Advisory
Contracts and Management
Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time-tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding —of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long-term success. The right mix of stocks, bonds and cash — aligned to your particular risk tolerance and investment objective — is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities — which historically have been the best performing asset class over time — is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle — investing regularly — can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy — known as dollar cost averaging — also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Edward C. Johnson 3d

Annual Report

4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended April 30, 2006	Past 1	Past 5	Past 10
	year	years	years
Fidelityr Short-Term Bond Fund	2.70%	3.93%	5.05%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Short-Term Bond Fund on April 30, 1996. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® 1 3 Year Government/Credit Bond Index performed over the same period.

5 Annual Report

Management’s Discussion of Fund Performance

Comments from Andrew Dudley, Portfolio Manager of Fidelity® Short-Term Bond Fund

The overall U.S. investment-grade bond market had a modestly positive return for the year ending April 30, 2006. Citing the need to tighten monetary supply to help contain inflation, the Federal Reserve Board raised short-term interest rates eight more times, hoisting the federal funds target rate to 4.75% . That marked its highest level since spring 2001, and the latest in a string of 15 consecutive increases since June 2004. The Fed’s actions contributed to a yield of more than 5.00% for the 10-year Treasury note, a threshold it last crossed in June 2002. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index — a measure of the taxable, investment-grade bond market — gained 0.71% . Among the major components of the benchmark, mortgage-backed securities fared best on an absolute basis, helped by positive supply and demand dynamics. Agency bonds finished second, while corporates barely posted a positive return after coming under pressure from high-profile downgrades in the automobile industry. Treasuries posted a slight loss.

Fidelity Short-Term Bond Fund returned 2.70% during the past year, beating the 2.25% return of the Lehman Brothers 1-3 Year Government/Credit Bond Index and the 2.20% gain for the LipperSM Short Investment Grade Debt Funds Average. The biggest boost to the fund’s performance relative to the index was sector selection, with my focus on better performing non-government bonds being a major positive. In particular, allocations to asset-backed and mortgage securities performed best. Within the asset-backed sector, my decision to emphasize home-equity securities was a plus, because they were among the market’s best performers for the year. Out-of-index positions in collateralized mortgage obligations and commercial mortgage-backed securities also worked out well given their stronger-than-index gains. Effective yield-curve positioning, which refers to how the fund’s assets were distributed across a range of maturities, also helped drive favorable results for the fund. It benefited as well from my decision to invest in Fidelity Ultra-Short Central Fund — a diversified internal pool of short-term assets designed to outperform cash-like investments with similar risk characteristics — and from emphasizing bonds with maturities of longer than two years. This “barbell” strategy helped provide a better total return throughout much of the period. Favorable security selection within the corporate sector further aided returns, although my underweighting in financials relative to the index detracted a bit.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 to April 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

7 Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	November 1, 2005
	November 1, 2005	April 30, 2006	to April 30, 2006
Actual	$1,000.00	$1,016.70	$2.25
Hypothetical (5% return per year
before expenses)	$1,000.00	$1,022.56	$2.26

* Expenses are equal to the Fund’s annualized expense ratio of .45%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central fund in which the fund invests are not included in the fund’s annualized expense ratio.

Annual Report

8

Investment Changes

We have used ratings from Moody’s Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Average Years to Maturity as of April 30, 2006
6 months ago
Years	2.7	2.9

Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund’s bonds, weighted by dollar amount.

Duration as of April 30, 2006
6 months ago
Years	1.7	1.7

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

The information in the above tables is based on the combined investments of the fund and its pro rata share of the investments of Fidelity’s fixed income central fund.

For an unaudited list of holdings for each fixed income central fund, visit fidelity.com.

9 Annual Report

Investments April 30, 2006
Showing Percentage of Net Assets

Nonconvertible Bonds — 20.2%
	Principal	Value (Note 1)
	Amount (000s)	(000s)

CONSUMER DISCRETIONARY – 2.3%
Auto Components – 0.2%
DaimlerChrysler NA Holding Corp. 5.3% 3/13/09 (d)	$11,200	$11,203
Media – 2.1%
British Sky Broadcasting Group PLC (BSkyB) yankee 7.3%
10/15/06	11,690	11,775
Continental Cablevision, Inc.:
8.3% 5/15/06	7,950	7,970
9% 9/1/08	20,700	22,228
Cox Communications, Inc.:
3.875% 10/1/08	10,150	9,751
6.4% 8/1/08	3,170	3,210
7.75% 8/15/06	8,445	8,491
Hearst-Argyle Television, Inc. 7% 11/15/07	5,750	5,843
Liberty Media Corp.:
6.41% 9/17/06 (d)	12,107	12,150
7.75% 7/15/09	3,900	4,087
7.875% 7/15/09	5,000	5,267
Time Warner Entertainment Co. LP 7.25% 9/1/08	12,764	13,222
Univision Communications, Inc.:
3.5% 10/15/07	2,515	2,435
3.875% 10/15/08	9,775	9,325
Viacom, Inc. 5.75% 4/30/11 (a)	6,335	6,289
		122,043

TOTAL CONSUMER DISCRETIONARY		133,246

CONSUMER STAPLES – 0.6%
Food Products – 0.4%
H.J. Heinz Co. 6.428% 12/1/08 (a)(d)	5,935	6,031
Kraft Foods, Inc. 5.25% 6/1/07	17,025	16,974
		23,005
Tobacco – 0.2%
Altria Group, Inc. 5.625% 11/4/08	9,500	9,512

TOTAL CONSUMER STAPLES		32,517

ENERGY – 1.6%
Energy Equipment & Services – 0.1%
Cooper Cameron Corp. 2.65% 4/15/07	6,415	6,215
Oil, Gas & Consumable Fuels – 1.5%
Canadian Oil Sands Ltd. 4.8% 8/10/09 (a)	7,435	7,209

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Delek & Avner Yam Tethys Ltd. 5.326% 8/1/13 (a)	$8,562	$8,241
Duke Capital LLC:
4.37% 3/1/09	9,565	9,266
7.5% 10/1/09	9,800	10,361
Enterprise Products Operating LP:
4% 10/15/07	10,520	10,280
4.625% 10/15/09	11,730	11,331
Kinder Morgan Energy Partners LP 5.35% 8/15/07	8,100	8,057
Pemex Project Funding Master Trust 6.125% 8/15/08	15,990	16,086
Petroleum Export Ltd.:
4.623% 6/15/10 (a)	5,454	5,351
4.633% 6/15/10 (a)	3,277	3,215
		89,397

TOTAL ENERGY		95,612

FINANCIALS – 7.6%
Capital Markets – 0.6%
Bank of New York Co., Inc.:
3.4% 3/15/13 (d)	14,750	14,189
4.25% 9/4/12 (d)	7,460	7,345
Lehman Brothers Holdings, Inc. 4% 1/22/08	3,260	3,188
Merrill Lynch & Co., Inc. 3.7% 4/21/08	6,910	6,713
Morgan Stanley:
3.625% 4/1/08	425	412
5.8% 4/1/07	1,500	1,506
		33,353
Commercial Banks – 0.6%
Bank of America Corp.:
7.125% 9/15/06	8,850	8,907
7.4% 1/15/11	485	521
Bank One Corp. 6% 8/1/08	4,700	4,762
Corporacion Andina de Fomento yankee 7.25% 3/1/07	4,435	4,491
Korea Development Bank:
3.875% 3/2/09	12,600	12,079
4.75% 7/20/09	5,500	5,384
		36,144
Consumer Finance – 1.6%
American General Finance Corp. 4.5% 11/15/07	5,200	5,144

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

FINANCIALS – continued
Consumer Finance – continued
Ford Motor Credit Co.:
4.95% 1/15/08	$8,360	$7,771
6.5% 1/25/07	35,400	35,181
Household Finance Corp.:
4.125% 12/15/08	4,170	4,047
4.75% 5/15/09	8,978	8,802
Household International, Inc. 5.836% 2/15/08	10,500	10,586
HSBC Finance Corp. 4.125% 3/11/08	15,855	15,523
MBNA Capital I 8.278% 12/1/26	4,885	5,146
		92,200
Diversified Financial Services – 0.8%
Aspetuck Trust 5.33% 10/16/06 (d)(g)	13,080	13,086
Iberbond 2004 PLC 4.826% 12/24/17 (g)	12,173	11,650
ILFC E-Capital Trust I 5.9% 12/21/65 (a)(d)	2,400	2,341
J.P. Morgan & Co., Inc. 6.25% 1/15/09	4,935	5,024
Keycorp Institutional Capital B 8.25% 12/15/26	10,665	11,234
Prime Property Funding II 6.25% 5/15/07 (a)	6,000	6,015
		49,350
Insurance – 0.5%
The Chubb Corp. 4.934% 11/16/07	15,345	15,231
The St. Paul Travelers Companies, Inc.:
5.01% 8/16/07	7,185	7,144
5.75% 3/15/07	3,818	3,828
Travelers Property Casualty Corp. 3.75% 3/15/08	2,830	2,754
		28,957
Real Estate – 2.8%
Arden Realty LP 8.5% 11/15/10	7,855	8,764
AvalonBay Communities, Inc. 5% 8/1/07	5,260	5,210
Brandywine Operating Partnership LP:
4.5% 11/1/09	9,995	9,580
5.625% 12/15/10	7,470	7,370
BRE Properties, Inc.:
5.95% 3/15/07	3,310	3,310
7.2% 6/15/07	6,690	6,759
Camden Property Trust:
4.375% 1/15/10	5,440	5,224
5.875% 6/1/07	3,305	3,322
CarrAmerica Realty Corp. 5.25% 11/30/07	13,715	13,679
Chelsea GCA Realty Partnership LP 7.25% 10/21/07	6,260	6,386

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

FINANCIALS – continued
Real Estate – continued
Colonial Properties Trust:
4.75% 2/1/10	$5,005	$4,824
7% 7/14/07	4,784	4,844
Developers Diversified Realty Corp.:
3.875% 1/30/09	9,275	8,838
5% 5/3/10	4,910	4,763
7% 3/19/07	7,905	8,000
EOP Operating LP:
6.763% 6/15/07	8,650	8,765
7.75% 11/15/07	3,100	3,199
iStar Financial, Inc. 6.14% 3/12/07 (d)	12,630	12,738
JDN Realty Corp. 6.95% 8/1/07	3,215	3,229
Simon Property Group LP:
4.6% 6/15/10	4,260	4,104
4.875% 8/15/10	9,810	9,534
6.875% 11/15/06	14,862	14,969
Tanger Properties LP 9.125% 2/15/08	8,855	9,431
		166,842
Thrifts & Mortgage Finance – 0.7%
Countrywide Home Loans, Inc.:
5.3025% 6/2/06 (d)	5,250	5,250
5.5% 8/1/06	735	736
5.625% 5/15/07	3,765	3,773
Residential Capital Corp. 6.335% 6/29/07 (d)	15,000	15,066
Washington Mutual, Inc. 4.375% 1/15/08	14,450	14,203
		39,028

TOTAL FINANCIALS		445,874

INDUSTRIALS – 1.3%
Aerospace & Defense – 0.2%
Northrop Grumman Corp. 4.079% 11/16/06	10,500	10,432
Air Freight & Logistics – 0.0%
Federal Express Corp. pass thru trust certificates 7.53%
9/23/06	121	122
Airlines – 0.8%
America West Airlines pass thru Trust 7.33% 7/2/08	10,086	10,136
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	1,768	1,796

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

INDUSTRIALS – continued
Airlines – continued
American Airlines, Inc. pass thru trust certificates: -- continued
6.978% 10/1/12	$393	$403
Continental Airlines, Inc. pass thru trust certificates:
6.32% 11/1/08	15,400	15,381
7.056% 3/15/11	2,110	2,171
United Airlines pass thru Certificates:
6.071% 9/1/14	5,237	5,170
6.201% 3/1/10 (b)	4,330	4,330
6.602% 9/1/13	10,599	10,558
		49,945
Industrial Conglomerates – 0.3%
Tyco International Group SA yankee 5.8% 8/1/06	16,640	16,655

TOTAL INDUSTRIALS		77,154

INFORMATION TECHNOLOGY – 0.4%
Communications Equipment – 0.4%
Motorola, Inc. 4.608% 11/16/07	24,000	23,732

MATERIALS – 0.2%
Containers & Packaging – 0.1%
Sealed Air Corp. 6.95% 5/15/09 (a)	4,365	4,500
Paper & Forest Products – 0.1%
International Paper Co. 4.25% 1/15/09	6,130	5,923

TOTAL MATERIALS		10,423

TELECOMMUNICATION SERVICES – 2.9%
Diversified Telecommunication Services – 2.4%
Ameritech Capital Funding Corp. 6.25% 5/18/09	7,715	7,804
AT&T Corp. 6% 3/15/09	15,575	15,766
BellSouth Corp. 4.2% 9/15/09	7,115	6,831
Sprint Capital Corp. 6% 1/15/07	11,760	11,806
Telecom Italia Capital 4% 11/15/08	31,210	30,096
Telefonos de Mexico SA de CV:
4.5% 11/19/08	12,600	12,249
4.75% 1/27/10	12,910	12,434

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

TELECOMMUNICATION SERVICES – continued
Diversified Telecommunication Services – continued
TELUS Corp. yankee 7.5% 6/1/07	$16,185	$16,522
Verizon Global Funding Corp.:
6.125% 6/15/07	12,295	12,389
7.25% 12/1/10	13,925	14,759
		140,656
Wireless Telecommunication Services – 0.5%
ALLTEL Corp. 4.656% 5/17/07	15,110	15,008
America Movil SA de CV 4.125% 3/1/09	17,610	16,880
		31,888

TOTAL TELECOMMUNICATION SERVICES		172,544

UTILITIES – 3.3%
Electric Utilities – 1.6%
American Electric Power Co., Inc. 4.709% 8/16/07	14,020	13,887
Exelon Corp. 4.45% 6/15/10	14,150	13,542
FirstEnergy Corp. 5.5% 11/15/06	21,660	21,658
Monongahela Power Co. 5% 10/1/06	5,685	5,670
Pepco Holdings, Inc.:
4% 5/15/10	4,570	4,284
5.5% 8/15/07	16,221	16,214
Progress Energy, Inc.:
5.85% 10/30/08	4,000	4,031
7.1% 3/1/11	9,715	10,263
Southwestern Public Service Co. 5.125% 11/1/06	3,900	3,893
TXU Energy Co. LLC 6.125% 3/15/08	3,510	3,535
		96,977
Gas Utilities – 0.1%
NiSource Finance Corp. 3.2% 11/1/06	4,940	4,887
Independent Power Producers & Energy Traders – 0.5%
Constellation Energy Group, Inc.:
6.125% 9/1/09	11,680	11,873
6.35% 4/1/07	11,715	11,802
Duke Capital LLC 4.331% 11/16/06	4,805	4,781
		28,456
Multi-Utilities – 1.1%
Dominion Resources, Inc. 4.125% 2/15/08	9,925	9,694
DTE Energy Co.:
5.63% 8/16/07	11,380	11,401

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Nonconvertible Bonds – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

UTILITIES – continued
Multi-Utilities – continued
DTE Energy Co.: – continued
6.45% 6/1/06	$7,310	$7,316
MidAmerican Energy Holdings, Inc. 4.625% 10/1/07	4,180	4,135
NiSource, Inc. 3.628% 11/1/06	6,050	5,995
PSEG Funding Trust I 5.381% 11/16/07	12,900	12,853
Sempra Energy:
4.621% 5/17/07	9,545	9,467
4.75% 5/15/09	4,475	4,379
		65,240

TOTAL UTILITIES		195,560

TOTAL NONCONVERTIBLE BONDS
(Cost $1,205,585)		1,186,662

U.S. Government and Government Agency Obligations — 20.4%

U.S. Government Agency Obligations – 6.9%
Fannie Mae:
3.25% 8/15/08	12,882	12,361
3.25% 2/15/09	128,000	121,718
6% 5/15/08	145,292	147,700
Federal Home Loan Bank 4.25% 4/16/07	44,000	43,616
Freddie Mac 2.7% 3/16/07	84,000	82,193

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		407,588
U.S. Treasury Inflation Protected Obligations – 0.8%
U.S. Treasury Inflation-Indexed Notes 3.875% 1/15/09	44,220	46,410
U.S. Treasury Obligations – 12.7%
U.S. Treasury Bonds 12% 8/15/13	61,275	70,631
U.S. Treasury Notes:
3.375% 2/15/08	250,000	243,574
3.625% 4/30/07	10,931	10,792
3.75% 5/15/08 (c)	346,728	339,260

See accompanying notes which are an integral part of the financial statements. Annual Report 16

U.S. Government and Government Agency Obligations – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
U.S. Treasury Obligations – continued
U.S. Treasury Notes: – continued
3.875% 7/31/07	$26,246	$25,916
4.375% 11/15/08	55,000	54,336

TOTAL U.S. TREASURY OBLIGATIONS		744,509

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY
OBLIGATIONS
(Cost $1,219,805)		1,198,507

U.S. Government Agency – Mortgage Securities — 9.7%

Fannie Mae – 7.7%
3.734% 1/1/35 (d)	1,107	1,088
3.749% 12/1/34 (d)	772	759
3.75% 1/1/34 (d)	696	677
3.752% 10/1/33 (d)	677	660
3.752% 10/1/33 (d)	813	792
3.782% 12/1/34 (d)	169	166
3.792% 6/1/34 (d)	3,193	3,087
3.821% 10/1/33 (d)	8,551	8,350
3.824% 6/1/33 (d)	577	566
3.829% 1/1/35 (d)	728	716
3.833% 4/1/33 (d)	2,199	2,159
3.847% 1/1/35 (d)	2,083	2,049
3.854% 10/1/33 (d)	18,987	18,588
3.869% 1/1/35 (d)	1,225	1,206
3.879% 6/1/33 (d)	3,028	2,972
3.902% 10/1/34 (d)	853	842
3.913% 5/1/34 (d)	232	232
3.917% 12/1/34 (d)	666	656
3.941% 6/1/34 (d)	5,729	5,564
3.947% 11/1/34 (d)	1,409	1,390
3.957% 1/1/35 (d)	896	882
3.96% 5/1/33 (d)	228	224
3.972% 12/1/34 (d)	691	681
3.978% 12/1/34 (d)	905	892
3.983% 12/1/34 (d)	4,566	4,502
3.988% 1/1/35 (d)	570	561
4.003% 12/1/34 (d)	451	444
4.006% 2/1/35 (d)	626	617

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments - continued

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – continued
4.013% 1/1/35 (d)	$1,283	$1,265
4.021% 2/1/35 (d)	569	561
4.042% 12/1/34 (d)	1,297	1,280
4.048% 10/1/18 (d)	619	608
4.05% 1/1/35 (d)	348	343
4.051% 1/1/35 (d)	590	582
4.066% 4/1/33 (d)	237	234
4.067% 1/1/35 (d)	1,215	1,199
4.09% 2/1/35 (d)	439	432
4.091% 2/1/35 (d)	1,183	1,166
4.092% 2/1/35 (d)	420	415
4.106% 2/1/35 (d)	2,232	2,204
4.109% 1/1/35 (d)	1,279	1,262
4.113% 11/1/34 (d)	1,038	1,025
4.115% 2/1/35 (d)	1,456	1,436
4.121% 1/1/35 (d)	1,255	1,238
4.122% 1/1/35 (d)	2,227	2,199
4.144% 1/1/35 (d)	1,855	1,838
4.148% 7/1/34 (d)	3,584	3,493
4.153% 2/1/35 (d)	1,120	1,105
4.166% 11/1/34 (d)	301	297
4.174% 10/1/34 (d)	1,794	1,773
4.176% 1/1/35 (d)	1,080	1,067
4.178% 1/1/35 (d)	2,283	2,258
4.178% 1/1/35 (d)	1,463	1,423
4.188% 10/1/34 (d)	1,831	1,817
4.22% 3/1/34 (d)	577	566
4.222% 9/1/34 (d)	4,244	4,136
4.223% 1/1/35 (d)	614	607
4.25% 1/1/34 (d)	1,140	1,118
4.25% 2/1/34 (d)	889	872
4.25% 2/1/35 (d)	746	725
4.267% 2/1/35 (d)	395	391
4.27% 10/1/34 (d)	186	184
4.28% 8/1/33 (d)	1,386	1,370
4.283% 3/1/35 (d)	646	638
4.287% 7/1/34 (d)	557	555
4.293% 1/1/34 (d)	996	979
4.294% 3/1/33 (d)	846	837
4.299% 5/1/35 (d)	924	914
4.3% 1/1/34 (d)	5,742	5,640

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – continued
4.304% 3/1/33 (d)	$311	$303
4.304% 12/1/34 (d)	457	452
4.315% 10/1/33 (d)	318	313
4.316% 3/1/33 (d)	360	351
4.32% 3/1/35 (d)	1,473	1,457
4.339% 9/1/34 (d)	944	935
4.345% 6/1/33 (d)	409	405
4.352% 10/1/34 (d)	2,649	2,624
4.354% 9/1/34 (d)	2,304	2,297
4.356% 1/1/35 (d)	738	720
4.357% 4/1/35 (d)	443	438
4.362% 2/1/34 (d)	1,663	1,636
4.375% 1/1/35 (d)	2,380	2,358
4.392% 1/1/35 (d)	815	807
4.395% 5/1/35 (d)	2,033	2,011
4.398% 2/1/35 (d)	1,107	1,080
4.401% 10/1/34 (d)	3,101	3,076
4.402% 10/1/34 (d)	3,858	3,777
4.402% 10/1/34 (d)	8,247	8,176
4.402% 11/1/34 (d)	2,138	2,119
4.416% 12/1/34 (d)	3,849	3,814
4.434% 10/1/34 (d)	3,508	3,481
4.436% 4/1/34 (d)	1,062	1,050
4.438% 3/1/35 (d)	992	968
4.465% 8/1/34 (d)	2,122	2,089
4.468% 5/1/35 (d)	6,667	6,617
4.474% 5/1/35 (d)	687	681
4.481% 1/1/35 (d)	987	979
4.504% 8/1/34 (d)	1,492	1,488
4.512% 10/1/35 (d)	367	363
4.518% 8/1/35 (d)	1,705	1,686
4.54% 2/1/35 (d)	4,510	4,476
4.541% 7/1/34 (d)	1,079	1,081
4.543% 2/1/35 (d)	461	458
4.545% 7/1/35 (d)	2,526	2,501
4.546% 2/1/35 (d)	691	686
4.555% 1/1/35 (d)	1,411	1,401
4.559% 9/1/34 (d)	2,674	2,657
4.575% 7/1/35 (d)	2,249	2,228
4.584% 8/1/34 (d)	956	957

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments - continued

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – continued
4.587% 2/1/35 (d)	$3,106	$3,044
4.6% 6/1/35 (d)	2,337	2,318
4.608% 2/1/35 (d)	3,364	3,316
4.629% 9/1/34 (d)	280	280
4.633% 3/1/35 (d)	361	359
4.641% 1/1/33 (d)	463	460
4.677% 3/1/35 (d)	5,586	5,553
4.704% 3/1/35 (d)	1,211	1,189
4.705% 10/1/32 (d)	167	166
4.726% 7/1/34 (d)	2,036	2,009
4.728% 1/1/35 (d)	3,441	3,425
4.731% 2/1/33 (d)	145	145
4.735% 6/1/35 (d)	6,515	6,477
4.74% 10/1/34 (d)	2,858	2,818
4.746% 1/1/35 (d)	135	134
4.747% 10/1/32 (d)	185	184
4.798% 12/1/32 (d)	963	960
4.798% 12/1/34 (d)	734	724
4.815% 2/1/33 (d)	1,040	1,036
4.815% 5/1/33 (d)	42	42
4.83% 8/1/34 (d)	759	758
4.844% 11/1/34 (d)	2,301	2,273
4.853% 10/1/35 (d)	3,093	3,076
4.869% 1/1/35 (d)	14,778	14,598
4.873% 7/1/34 (d)	3,301	3,264
4.875% 9/1/35 (d)	3,378	3,356
4.887% 10/1/35 (d)	1,940	1,918
4.928% 2/1/35 (d)	7,891	7,803
4.969% 12/1/32 (d)	68	68
4.984% 11/1/32 (d)	522	521
4.996% 5/1/35 (d)	3,509	3,468
5% 3/1/18 to 10/1/18	14,799	14,450
5% 2/1/35 (d)	325	324
5.008% 9/1/34 (d)	10,187	10,098
5.016% 4/1/35 (d)	2,607	2,600
5.042% 7/1/34 (d)	418	415
5.063% 11/1/34 (d)	185	185
5.103% 9/1/34 (d)	702	698
5.104% 5/1/35 (d)	4,658	4,653
5.115% 1/1/34 (d)	736	737
5.172% 5/1/35 (d)	2,831	2,812

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – continued
5.197% 8/1/33 (d)	$1,018	$1,015
5.197% 6/1/35 (d)	3,301	3,302
5.231% 3/1/35 (d)	442	441
5.318% 7/1/35 (d)	463	464
5.343% 12/1/34 (d)	1,239	1,237
5.5% 3/1/13 to 5/1/25	82,659	81,947
6.5% 11/1/11 to 3/1/35	52,165	53,303
7% 12/1/07 to 5/1/32	7,304	7,442
7.5% 6/1/12 to 11/1/31	485	499
11.5% 11/1/15	190	206

TOTAL FANNIE MAE		450,940
Freddie Mac – 1.9%
4.05% 12/1/34 (d)	723	711
4.106% 12/1/34 (d)	1,033	1,016
4.152% 1/1/35 (d)	1,047	1,031
4.263% 3/1/35 (d)	948	935
4.294% 5/1/35 (d)	1,685	1,663
4.304% 12/1/34 (d)	1,038	1,009
4.318% 10/1/34 (d)	1,890	1,867
4.33% 1/1/35 (d)	2,429	2,398
4.353% 2/1/35 (d)	2,128	2,100
4.379% 2/1/35 (d)	1,119	1,088
4.408% 8/1/35 (d)	19,227	18,874
4.443% 3/1/35 (d)	1,034	1,005
4.45% 2/1/34 (d)	993	976
4.462% 6/1/35 (d)	1,417	1,397
4.482% 3/1/35 (d)	1,122	1,093
4.484% 3/1/35 (d)	6,773	6,658
4.552% 2/1/35 (d)	1,622	1,581
4.768% 10/1/32 (d)	135	134
4.869% 3/1/33 (d)	379	376
4.939% 11/1/35 (d)	4,491	4,452
5.007% 4/1/35 (d)	5,213	5,187
5.26% 1/1/36 (d)	4,807	4,792
5.338% 6/1/35 (d)	3,589	3,568
5.405% 8/1/33 (d)	466	466
5.5% 5/1/21 (b)	28,672	28,453
5.5% 7/1/23 to 4/1/24	16,668	16,347
5.588% 4/1/32 (d)	192	194

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments - continued

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Freddie Mac – continued
8.5% 5/1/27 to 7/1/28	$572	$614
12% 11/1/19	47	53

TOTAL FREDDIE MAC		110,038
Government National Mortgage Association – 0.1%
4.25% 7/20/34 (d)	1,464	1,443
7% 11/15/27 to 8/15/32	6,818	7,099

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		8,542

TOTAL U.S. GOVERNMENT AGENCY – MORTGAGE SECURITIES
(Cost $576,899)		569,520

Asset-Backed Securities — 18.1%

Accredited Mortgage Loan Trust:
Series 2003-2 Class A1, 4.23% 10/25/33	4,387	4,264
Series 2003-3 Class A1, 4.46% 1/25/34	4,299	4,065
Series 2004-2 Class A2, 5.2594% 7/25/34 (d)	13,539	13,579
Series 2004-4 Class A2D, 5.3094% 1/25/35 (d)	2,151	2,157
ACE Securities Corp.:
Series 2003-HE1:
Class A2, 5.3694% 11/25/33 (d)	370	370
Class M1, 5.6094% 11/25/33 (d)	1,965	1,974
Class M2, 6.6594% 11/25/33 (d)	1,228	1,245
Series 2004-OP1 Class M1, 5.4794% 4/25/34 (d)	835	836
Aesop Funding II LLC Series 2005-1A Class A1, 3.95%
4/20/08 (a)	8,000	7,797
American Express Credit Account Master Trust Series 2004-C
Class C, 5.4013% 2/15/12 (a)(d)	8,460	8,482
AmeriCredit Automobile Receivables Trust:
Series 2004-1:
Class B, 3.7% 1/6/09	675	667
Class C, 4.22% 7/6/09	720	708
Class D, 5.07% 7/6/10	5,065	5,009
Series 2004-CA Class A4, 3.61% 5/6/11	2,505	2,436
Series 2005-1 Class D, 5.04% 5/6/11	9,500	9,332
Series 2005-CF Class A4, 4.63% 6/6/12	11,130	10,923
Series 2005-DA Class A4, 5.02% 11/6/12	15,975	15,813
Series 2006-1 Class D, 5.49% 4/6/12	4,635	4,593

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Asset-Backed Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Ameriquest Mortgage Securities, Inc.:
Series 2004-R10:
Class M1, 5.6594% 11/25/34 (d)	$5,485	$5,515
Class M5, 6.1094% 11/25/34 (d)	2,425	2,460
Series 2004-R11 Class M1, 5.6194% 11/25/34 (d)	8,015	8,071
Series 2004-R9 Class M5, 6.3594% 10/25/34 (d)	885	900
Amortizing Residential Collateral Trust:
Series 2002-BC3 Class A, 5.2894% 6/25/32 (d)	1,133	1,137
Series 2002-BC7 Class M1, 5.7594% 10/25/32 (d)	6,600	6,609
ARG Funding Corp. Series 2005-1A Class A1, 4.02%
4/20/09 (a)	15,900	15,510
Argent Securities, Inc.:
Series 2003-W3:
Class AV1B, 5.4094% 9/25/33 (d)	36	36
Class M2, 6.7594% 9/25/33 (d)	14,400	14,590
Series 2003-W7:
Class A2, 5.3494% 3/1/34 (d)	1,457	1,459
Class M1, 5.6494% 3/1/34 (d)	11,700	11,787
Series 2003-W9 Class M1, 5.6494% 3/25/34 (d)	8,200	8,260
Series 2004-W11 Class M2, 5.6594% 11/25/34 (d)	3,030	3,066
Series 2004-W5 Class M1, 5.5594% 4/25/34 (d)	3,990	3,995
Arran Funding Ltd. Series 2005-A Class C, 5.2%
12/15/10 (d)	14,290	14,286
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE7 Class A3, 5.2613% 12/15/33 (d)	1,202	1,206
Series 2004-HE3 Class M2, 6.0794% 6/25/34 (d)	3,325	3,366
Series 2005-HE2:
Class M1, 5.4094% 3/25/35 (d)	7,116	7,153
Class M2, 5.4594% 3/25/35 (d)	1,780	1,791
Series 2005-HE3 Class A4, 5.1594% 4/25/35 (d)	12,400	12,404
Bayview Financial Asset Trust Series 2003-F Class A, 5.5%
9/28/43 (d)	5,494	5,498
Bayview Financial Mortgage Loan Trust Series 2004-A Class A,
5.45% 2/28/44 (d)	4,115	4,125
Bear Stearns Asset Backed Securities I Series 2004-HE8:
Class M1, 5.6094% 9/25/34 (d)	7,205	7,240
Class M2, 6.1594% 9/25/34 (d)	3,570	3,583
BMW Vehicle Owner Trust Series 2005-A Class B, 4.42%
4/25/11	3,965	3,894
Capital Auto Receivables Asset Trust:
Series 2005-1 Class B, 5.2763% 6/15/10 (d)	4,675	4,700
Series 2006-1 Class B, 5.26% 10/15/10	2,055	2,039

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments - continued

Asset-Backed Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Capital One Auto Finance Trust:
Series 2005-A Class A3, 4.28% 7/15/09	$8,180	$8,106
Series 2005-BSS:
Class B, 4.32% 5/15/10	5,385	5,265
Series D, 4.8% 9/15/12	4,585	4,428
Capital One Master Trust:
Series 1999-3 Class B, 5.3813% 9/15/09 (d)	5,500	5,500
Series 2001-1 Class B, 5.4113% 12/15/10 (d)	8,715	8,766
Series 2001-6 Class C, 6.7% 6/15/11 (a)	13,900	14,265
Series 2001-8A Class A, 4.6% 8/17/09	7,450	7,432
Capital One Prime Auto Receivable Trust Series 2005-1 Class
B, 4.58% 8/15/12	7,118	6,941
CDC Mortgage Capital Trust Series 2002-HE2 Class M1,
5.6594% 1/25/33 (d)	4,639	4,642
Chase Credit Card Master Trust Series 2003-6 Class B,
5.2513% 2/15/11 (d)	9,850	9,919
Chase Credit Card Owner Trust Series 2004-1 Class B,
5.1013% 5/15/09 (d)	4,125	4,125
Chase Issuance Trust:
Series 2004-C3 Class C3, 5.3713% 6/15/12 (d)	13,025	13,103
Series 2006-C3 Class C3, 5.07% 6/15/11 (d)	12,500	12,500
CIT Equipment Collateral Trust Series 2006-VT1:
Class A3, 5.13% 12/21/08	12,130	12,092
Class B, 5.23% 2/20/13	4,494	4,481
Class D, 5.48% 2/20/13	4,995	4,971
Citibank Credit Card Issuance Trust:
Series 2002-C1 Class C1, 5.7% 2/9/09 (d)	13,600	13,702
Series 2003-C1 Class C1, 5.65% 4/7/10 (d)	12,200	12,413
Citigroup Mortgage Loan Trust Series 2003-HE4 Class A,
5.3694% 12/25/33 (a)(d)	6,267	6,268
CNH Equipment Trust Series 2005-B Class B, 4.57% 7/16/12	3,195	3,064
College Loan Corp. Trust I Series 2006-1 Class AIO, 10%
7/25/08 (f)	24,670	5,183
Countrywide Home Loans, Inc.:
Series 2004-2:
Class 3A4, 5.2094% 7/25/34 (d)	2,672	2,673
Class M1, 5.4594% 5/25/34 (d)	5,200	5,215
Series 2004-3 Class 3A4, 5.2094% 8/25/34 (d)	4,592	4,596
Series 2004-4:
Class A, 5.3294% 8/25/34 (d)	1,152	1,153
Class M1, 5.4394% 7/25/34 (d)	3,650	3,670
Class M2, 5.4894% 6/25/34 (d)	4,405	4,423

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Asset-Backed Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Countrywide Home Loans, Inc.: – continued
Series 2005-1 Class M1, 5.3794% 8/25/35 (d)	$2,755	$2,760
CPS Auto Receivables Trust Series 2006-A Class A2, 5.22%
1/15/10 (a)	2,996	2,996
Crown Castle Towers LLC/Crown Atlantic Holdings Sub
LLC/Crown Communication, Inc. Series 2005-1A Class C,
5.074% 6/15/35 (a)	3,662	3,521
CS First Boston Mortgage Securities Corp.:
Series 2003-6 Class M2, 6.6294% 2/25/34 (d)	735	748
Series 2005-FIX1 Class A2, 4.31% 5/25/35	7,980	7,820
Discover Card Master Trust I Series 2003-4 Class B1, 5.2313%
5/16/11 (d)	11,240	11,301
Diversified REIT Trust Series 2000-1A Class A2, 6.971%
3/8/10 (a)	5,800	5,955
Drive Auto Receivables Trust:
Series 2005-1 Class A3, 3.75% 4/15/09 (a)	4,020	3,971
Series 2005-3 Class A3, 4.99% 10/15/10 (a)	10,525	10,453
Fannie Mae guaranteed REMIC pass thru certificates Series
2004-T5:
Class AB1, 4.5086% 5/28/35 (d)	2,990	2,989
Class AB3, 4.6418% 5/28/35 (d)	1,495	1,495
Class AB8, 4.6019% 5/28/35 (d)	1,141	1,140
First Franklin Mortgage Loan Trust Series 2006-FF4N Class
N1, 5.5% 3/25/36 (a)	3,647	3,640
First Investors Auto Owner Trust Series 2006-A Class A3,
4.93% 2/15/11 (a)	4,955	4,913
Ford Credit Auto Owner Trust Series 2005-A:
Class A4, 3.72% 10/15/09	15,900	15,512
Class B, 3.88% 1/15/10	2,230	2,164
Fremont Home Loan Trust:
Series 2004-1:
Class M1, 5.4094% 2/25/34 (d)	750	751
Class M2, 5.4594% 2/25/34 (d)	800	801
Series 2004-A Class M2, 6.1094% 1/25/34 (d)	5,150	5,196
Series 2004-C Class 2A2, 5.5094% 8/25/34 (d)	9,730	9,787
Series 2004-D:
Class M4, 5.9094% 11/25/34 (d)	1,160	1,169
Class M5, 5.9594% 11/25/34 (d)	965	973
Series 2005-A Class 2A2, 5.1994% 2/25/35 (d)	9,212	9,220
GCO Slims Trust Series 2006-1A, 5.72% 3/1/22 (a)	6,000	5,897
GE Business Loan Trust Series 2005-2 Class IO, 0.5242%
9/15/17 (a)(f)	541,760	6,068
Greenpoint Credit LLC Series 2001-1 Class 1A, 5.2625%
4/20/32 (d)	3,202	3,195
See accompanying notes which are an integral part of the financial statements.

25		Annual Report

Investments - continued

Asset-Backed Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
GSAMP Trust:
Series 2002-NC1 Class A2, 5.2794% 7/25/32 (d)	$26	$26
Series 2003-HE2 Class M1, 5.6094% 8/25/33 (d)	2,985	2,999
Series 2004-HE1 Class M1, 5.5094% 5/25/34 (d)	2,078	2,078
Series 2005-MTR1 Class A1, 5.0994% 10/25/35 (d)	10,631	10,631
Guggenheim Structured Real Estate Funding Ltd. Series 2005-1
Class C, 6.0394% 5/25/30 (a)(d)	11,500	11,500
Harwood Street Funding I LLC Series 2004-1A Class CTFS,
6.9225% 9/20/09 (a)(d)	14,800	14,822
Home Equity Asset Trust:
Series 2002-2 Class A4, 5.3094% 6/25/32 (d)	33	33
Series 2003-3 Class A4, 5.4194% 2/25/33 (d)	2	2
Series 2003-5:
Class A2, 5.3094% 12/25/33 (d)	1,091	1,092
Class M2, 6.6894% 12/25/33 (d)	1,505	1,524
Series 2003-7 Class A2, 5.3394% 3/25/34 (d)	1,528	1,529
Series 2003-8 Class M1, 5.6794% 4/25/34 (d)	3,860	3,897
Series 2004-1 Class M2, 6.1594% 6/25/34 (d)	3,075	3,105
Series 2004-2 Class A2, 5.2494% 7/25/34 (d)	776	776
Series 2004-3:
Class M1, 5.5294% 8/25/34 (d)	2,035	2,047
Class M2, 6.1594% 8/25/34 (d)	2,220	2,252
Series 2004-6 Class A2, 5.3094% 12/25/34 (d)	4,056	4,065
Series 2005-1 Class M3, 5.4594% 5/25/35 (d)	4,655	4,670
Household Automotive Trust Series 2004-1 Class A4, 3.93%
7/18/11	4,630	4,514
Household Home Equity Loan Trust Series 2003-2 Class M,
5.5025% 9/20/33 (d)	813	814
Household Mortgage Loan Trust Series 2004-HC1 Class A,
5.2725% 2/20/34 (d)	2,078	2,081
Household Private Label Credit Card Master Note Trust I Series
2002-2 Class B, 5.4513% 1/18/11 (d)	5,900	5,921
HSBC Home Equity Loan Trust:
Series 2005-2:
Class M1, 5.2363% 1/20/35 (d)	1,644	1,646
Class M2, 5.2663% 1/20/35 (d)	1,232	1,235
Series 2005-3 Class A1, 5.0363% 1/20/35 (d)	10,070	10,077
Hyundai Auto Receivables Trust:
Series 2005-A:
Class B, 4.2% 2/15/12	4,245	4,127
Class C, 4.22% 2/15/12	720	703
Series 2006-1:
Class B, 5.29% 11/15/12	690	688

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Asset-Backed Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Hyundai Auto Receivables Trust: – continued
Series 2006-1:
Class C, 5.34% 11/15/12	$895	$893
Lancer Funding Ltd. Series 2006-1A Class A3, 6.6367%
4/6/46 (a)(d)	4,000	4,000
Marriott Vacation Club Owner Trust Series 2005-2 Class A,
5.25% 10/20/27 (a)	4,616	4,544
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 5.2763% 10/15/08 (d)	7,800	7,799
Series 2001-B2 Class B2, 5.2613% 1/15/09 (d)	23,897	23,905
Series 2002-B1 Class B1, 5.15% 7/15/09	5,235	5,227
Series 2002-B2 Class B2, 5.2813% 10/15/09 (d)	19,400	19,457
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 5.3983% 9/15/10 (d)	8,000	8,038
Series 1998-G Class B, 5.3013% 2/17/09 (d)	9,200	9,202
Series 2000-L Class B, 5.4013% 4/15/10 (d)	3,350	3,366
Meritage Mortgage Loan Trust Series 2004-1 Class M1,
5.4594% 7/25/34 (d)	2,105	2,105
Merrill Lynch Mortgage Investors, Inc.:
Series 2003-OPT1 Class M1, 5.6094% 7/25/34 (d)	6,480	6,519
Series 2004-CB6 Class A1, 5.2894% 7/25/35 (d)	2,864	2,874
Morgan Stanley ABS Capital I, Inc.:
Series 2004-HE6 Class A2, 5.2994% 8/25/34 (d)	3,278	3,287
Series 2004-WMC3 Class M5, 5.9094% 1/25/35 (d)	5,425	5,497
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 5.9594% 1/25/32 (d)	3,589	3,592
Series 2002-AM3 Class A3, 5.4494% 2/25/33 (d)	470	472
Series 2002-NC1 Class M1, 5.7594% 2/25/32 (a)(d)	2,937	2,940
Series 2003-NC1 Class M1, 6.0094% 11/25/32 (d)	2,410	2,419
National Collegiate Funding LLC Series 2004-GT1 Class IO1,
7.87% 6/25/10 (a)(d)(f)	7,900	2,259
National Collegiate Student Loan Trust:
Series 2004-1 Class AIO, 5.5% 4/25/11 (f)	6,385	1,448
Series 2004-2 Class AIO, 9.75% 10/25/14 (f)	7,415	3,347
Series 2005-2 Class AIO, 7.73% 3/25/12 (f)	4,760	1,316
Series 2005-3W Class AIO1, 4.8% 7/25/12 (f)	15,875	2,977
Series 2005-GT1 Class AIO, 6.75% 12/25/09 (f)	3,500	790
Navistar Financial Corp. Owner Trust Series 2005-A Class A4,
4.43% 1/15/14	4,445	4,329
Nissan Auto Lease Trust Series 2005-A Class A3, 4.7%
10/15/08	12,080	11,998
Nissan Auto Receivables Owner Trust Series 2005-A Class A4,
3.82% 7/15/10	4,730	4,601

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments - continued

Asset-Backed Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Northstar Education Finance, Inc., Delaware Series 2005-1
Class A5, 4.74% 10/30/45	$6,550	$6,449
Onyx Acceptance Owner Trust Series 2005-A Class A3, 3.69%
5/15/09	3,435	3,394
Ownit Mortgage Loan Asset-Backed Certificates Series 2005-4
Class A2A1, 5.0794% 8/25/36 (d)	9,773	9,774
Park Place Securities NIM Trust Series 2004-WHQN2 Class A,
4% 2/25/35 (a)	282	279
Park Place Securities, Inc.:
Series 2004 WWF1 Class M4, 6.0594% 1/25/35 (d)	7,490	7,591
Series 2004-WCW1:
Class M1, 5.5894% 9/25/34 (d)	2,590	2,620
Class M2, 5.6394% 9/25/34 (d)	1,545	1,559
Class M3, 6.2094% 9/25/34 (d)	2,950	2,987
Series 2004-WCW2:
Class A2, 5.3394% 10/25/34 (d)	3,213	3,220
Class M3, 5.5094% 7/25/35 (d)	2,190	2,201
Series 2004-WHQ2 Class A3E, 5.3794% 2/25/35 (d)	3,839	3,848
Series 2004-WWF1:
Class M2, 5.6394% 2/25/35 (d)	8,715	8,786
Class M3, 5.6994% 2/25/35 (d)	1,075	1,087
People’s Choice Home Loan Securities Trust Series 2005-1
Class M4, 5.8594% 1/25/35 (d)	1,650	1,665
Providian Master Note Trust Series 2006-B1A Class B1, 5.35%
3/15/13 (a)	10,210	10,175
Residential Asset Mortgage Products, Inc.:
Series 2003-RS9 Class MII2, 6.7594% 10/25/33 (d)	1,295	1,319
Series 2003-RZ2 Class A1, 3.6% 4/25/33	1,819	1,761
Series 2004-RS10 Class MII2, 6.2094% 10/25/34 (d)	10,200	10,384
Series 2005-SP2 Class 1A1, 5.1094% 5/25/44 (d)	5,901	5,902
Salomon Brothers Mortgage Securities VII, Inc. Series
2003-UP1 Class A, 3.45% 4/25/32 (a)	2,413	2,298
SBA CMBS Trust Series 2005-1A:
Class D, 6.219% 11/15/35 (a)	5,280	5,269
Class E, 6.706% 11/15/35 (a)	1,410	1,392
Securitized Asset Backed Receivables LLC Trust Series
2004-NC1:
Class A2, 5.2094% 2/25/34 (d)	2,196	2,196
Class M1, 5.4794% 2/25/34 (d)	2,920	2,928
SLM Private Credit Student Loan Trust:
Series 2004 B Class A2, 5.11% 6/15/21 (d)	8,200	8,248

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Asset-Backed Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
SLM Private Credit Student Loan Trust: – continued
Series 2004-A:
Class B, 5.49% 6/15/33 (d)	$2,100	$2,130
Class C, 5.86% 6/15/33 (d)	4,915	4,975
Series 2004-B Class C, 5.78% 9/15/33 (d)	8,600	8,596
SLMA Student Loan Trust Series 2005-7 Class A3, 4.41%
7/25/25	9,600	9,445
Structured Asset Securities Corp. Series 2005-5N Class 3A1A,
5.2594% 11/25/35 (d)	10,788	10,796
Superior Wholesale Inventory Financing Trust VII Series
2003-A8 Class CTFS, 5.3513% 3/15/11 (a)(d)	11,595	11,593
Superior Wholesale Inventory Financing Trust XII Series
2005-A12 Class C, 6.1013% 6/15/10 (d)	5,350	5,362
Terwin Mortgage Trust Series 2003-4HE Class A1, 5.3894%
9/25/34 (d)	1,521	1,528
Textron Financial Floorplan Master Note Trust Series 2006-1A
Class A, 4.98% 4/13/11 (a)(d)	10,000	10,000
Triad Auto Receivables Owner Trust Series 2002-A Class A4,
3.24% 8/12/09	4,359	4,319
Volkswagen Auto Lease Trust:
Series 2004-A Class A3, 2.84% 7/20/07	7,419	7,377
Series 2005-A Class A4, 3.94% 10/20/10	13,930	13,687
WFS Financial Owner Trust:
Series 2004-3 Class A4, 3.93% 2/17/12	15,000	14,693
Series 2004-4 Class D, 3.58% 5/17/12	2,505	2,457
Series 2005-1:
Class A3, 3.59% 10/19/09	13,515	13,341
Class D, 4.09% 8/15/12	2,162	2,123
Series 2005-3 Class C, 4.54% 5/17/13	3,240	3,170
Whinstone Capital Management Ltd. Series 1A Class B3, 6%
10/25/44 (a)(d)	12,500	12,500
World Omni Auto Receivables Trust Series 2005-A Class A3,
3.54% 6/12/09	4,190	4,131
TOTAL ASSET-BACKED SECURITIES
(Cost $1,063,597)		1,059,871

Collateralized Mortgage Obligations — 13.3%

Private Sponsor – 7.6%
Adjustable Rate Mortgage Trust floater:
Series 2004-1 Class 9A2, 5.3594% 1/25/34 (d)	2,314	2,321
Series 2004-2 Class 7A3, 5.3594% 2/25/35 (d)	4,811	4,826
Series 2004-4 Class 5A2, 5.3594% 3/25/35 (d)	1,895	1,898

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Investments - continued

Collateralized Mortgage Obligations – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Private Sponsor – continued
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-6
Class 1A1, 5.1215% 8/25/35 (d)	$11,771	$11,681
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 5.2394% 1/25/35 (d)	2,993	2,998
Series 2005-2 Class 1A1, 5.2094% 3/25/35 (d)	7,490	7,490
Series 2005-5 Class 1A1, 5.1794% 7/25/35 (d)	5,133	5,131
Countrywide Home Loans, Inc. sequential pay:
Series 2002-25 Class 2A1, 5.5% 11/27/17	3,158	3,146
Series 2002-32 Class 2A3, 5% 1/25/18	151	150
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR4 Class 5A2, 5.3294% 5/25/34 (d)	1,094	1,093
Series 2004-AR5 Class 11A2, 5.3294% 6/25/34 (d)	1,488	1,486
Series 2004-AR8 Class 8A2, 5.3394% 9/25/34 (d)	2,131	2,137
Granite Master Issuer PLC floater:
Series 2005-2 Class C1, 5.27% 12/20/54 (d)	6,750	6,755
Series 2005-4:
Class C1, 5.2% 12/20/54 (d)	5,200	5,199
Class M2, 5.05% 12/20/54 (d)	5,000	4,999
Series 2006-1A Class C2, 5.2569% 12/20/54 (a)(d)	4,400	4,399
Granite Mortgages PLC floater:
Series 2003-1 Class 1C, 6.53% 1/20/43 (d)	4,025	4,115
Series 2003-3 Class 1C, 6.53% 1/20/44 (d)	3,650	3,742
Series 2004-1 Class 1C, 5.83% 3/20/44 (d)	14,600	14,609
Series 2004-2 Class 1C, 5.63% 6/20/44 (d)	1,199	1,200
Holmes Financing No. 8 PLC floater Series 2:
Class B, 4.77% 7/15/40 (d)	2,700	2,699
Class C, 5.32% 7/15/40 (d)	6,205	6,219
Homestar Mortgage Acceptance Corp. floater Series 2004-5
Class A1, 5.4094% 10/25/34 (d)	6,238	6,272
Impac CMB Trust floater:
Series 2004-6 Class 1A2, 5.3494% 10/25/34 (d)	2,089	2,094
Series 2004-9:
Class M2, 5.6094% 1/25/35 (d)	2,192	2,201
Class M3, 5.6594% 1/25/35 (d)	1,624	1,630
Class M4, 6.0094% 1/25/35 (d)	829	831
Series 2005-1:
Class M1, 5.4194% 4/25/35 (d)	1,980	1,984
Class M2, 5.4594% 4/25/35 (d)	3,458	3,465
Class M3, 5.4894% 4/25/35 (d)	850	851
JPMorgan Mortgage Trust Series 2005-A8 Class 2A3,
4.9624% 11/25/35 (d)	1,715	1,672

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Collateralized Mortgage Obligations – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Private Sponsor – continued
Lehman Structured Securities Corp. floater Series 2005-1 Class
A2, 5.2081% 9/26/45 (a)(d)	$5,365	$5,371
Lehman XS Trust floater Series 2006-GP1 Class A1, 5.09%
5/25/46 (d)	15,875	15,875
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6%
4/25/34	1,177	1,160
Master Seasoned Securitization Trust Series 2004-1 Class 1A1,
6.237% 8/25/17 (d)	4,811	4,841
MASTR Adjustable Rate Mortgages Trust floater Series 2005-1
Class 1A1, 5.2294% 3/25/35 (d)	4,188	4,198
Merrill Lynch Mortgage Investors, Inc.:
floater:
Series 2003-A Class 2A1, 5.3494% 3/25/28 (d)	6,513	6,551
Series 2003-F Class A2, 4.43% 10/25/28 (d)	7,264	7,272
Series 2004-B Class A2, 4.83% 6/25/29 (d)	4,893	4,885
Series 2004-C Class A2, 5.01% 7/25/29 (d)	6,620	6,605
Series 2004-D Class A2, 5.3238% 9/25/29 (d)	5,096	5,096
Series 2005-B Class A2, 4.79% 7/25/30 (d)	5,283	5,279
Series 2003-E Class XA1, 0.9967% 10/25/28 (d)(f)	31,522	287
Series 2003-G Class XA1, 1% 1/25/29 (f)	27,598	279
Series 2003-H Class XA1, 1% 1/25/29 (a)(f)	24,008	249
Mortgage Asset Backed Securities Trust floater Series
2002-NC1 Class M1, 5.8094% 10/25/32 (d)	735	736
MortgageIT Trust floater Series 2004-2:
Class A1, 5.3294% 12/25/34 (d)	3,679	3,677
Class A2, 5.4094% 12/25/34 (d)	4,978	5,022
Opteum Mortgage Acceptance Corp. floater Series 2005-3
Class APT, 5.2494% 7/25/35 (d)	9,522	9,531
Permanent Financing No. 3 PLC floater Series 2 Class C,
5.93% 6/10/42 (d)	2,900	2,916
Permanent Financing No. 4 PLC floater Series 2:
Class C, 5.6% 6/10/42 (d)	6,790	6,819
Class M, 5.21% 6/10/42 (d)	1,620	1,618
Permanent Financing No. 9 PLC floater Series 9A:
Class 1C, 5.2105% 6/10/42 (a)(d)	2,450	2,449
Class 2C, 5.2905% 6/10/42 (a)(d)	4,465	4,464
Class 3C, 5.4105% 6/10/42 (a)(d)	3,845	3,844
Residential Asset Mortgage Products, Inc.:
sequential pay Series 2003-SL1 Class A31, 7.125%
4/25/31	3,592	3,592
Series 2005-AR5 Class 1A1, 4.8414% 9/19/35 (d)	3,308	3,273

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Investments - continued

Collateralized Mortgage Obligations – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Private Sponsor – continued
Resmae Mortgage Loan Trust floater Series 2006-1 Class A2A,
5.0594% 2/25/36 (a)(d)	$7,241	$7,241
Sequoia Mortgage Funding Trust Series 2003-A Class AX1,
0.8% 10/21/08 (a)(f)	94,916	448
Sequoia Mortgage Trust:
floater:
Series 2003-5 Class A2, 5.27% 9/20/33 (d)	2,445	2,445
Series 2003-6 Class A2, 4.69% 11/20/33 (d)	5,190	5,190
Series 2003-7 Class A2, 4.925% 1/20/34 (d)	5,482	5,482
Series 2004-2 Class A, 5.21% 3/20/34 (d)	2,511	2,515
Series 2004-3 Class A, 5.3063% 5/20/34 (d)	5,822	5,823
Series 2004-4 Class A, 4.62% 5/20/34 (d)	5,107	5,106
Series 2004-5 Class A3, 4.86% 6/20/34 (d)	4,973	4,973
Series 2004-6 Class A3A, 4.9644% 6/20/35 (d)	3,846	3,844
Series 2004-8 Class A2, 5.31% 9/20/34 (d)	4,832	4,837
Series 2005-1 Class A2, 4.97% 2/20/35 (d)	3,923	3,918
Series 2003-8 Class X1, 0.6216% 1/20/34 (d)(f)	142,266	934
Series 2004-1 Class X1, 0.8% 2/20/34 (f)	31,817	124
Structured Adjustable Rate Mortgage Loan Trust floater Series
2005-10 Class A1, 5.1594% 6/25/35 (d)	4,098	4,098
Wachovia Mortgage Loan Trust LLC Series 2005-B Class 2A4,
5.1893% 10/20/35 (d)	1,370	1,348
WAMU Mortgage pass thru certificates floater:
Series 2005-AR11 Class A1C1, 5.1594% 8/25/45 (d)	8,278	8,275
Series 2005-AR13 Class A1C1, 5.1494% 10/25/45 (d)	6,461	6,458
Washington Mutual Mortgage Securities Corp. sequential pay
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	951	963
Wells Fargo Mortgage Backed Securities Trust:
Series 2003-14 Class 1A1, 4.75% 12/25/18	6,696	6,397
Series 2004-M Class A3, 4.6807% 8/25/34 (d)	11,926	11,840
Series 2005-AR10 Class 2A2, 4.1095% 6/25/35 (d)	26,058	25,450
Series 2005-AR2 Class 2A2, 4.57% 3/25/35	19,595	19,105
Series 2005-AR4 Class 2A2, 4.5306% 4/25/35 (d)	32,465	31,599
Series 2005-AR9 Class 2A1, 4.3623% 5/25/35 (d)	30,161	29,675
Series 2006-AR8 Class 2A6, 5.24% 4/25/36 (d)	14,165	14,007

TOTAL PRIVATE SPONSOR		447,277

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Collateralized Mortgage Obligations – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
U.S. Government Agency – 5.7%
Fannie Mae planned amortization class:
Series 1993-187 Class L, 6.5% 7/25/23	$6,335	$6,451
Series 2003-24 CLass PB, 4.5% 12/25/12	13,808	13,680
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 2003-113 Class PJ, 3.5% 2/25/13	10,250	9,971
Series 2003-122 Class TU, 4% 5/25/16	12,635	12,359
Series 2005-67 Class HD, 5.5% 12/25/30	11,138	11,048
sequential pay:
Series 2001-40 Class Z, 6% 8/25/31	5,919	5,931
Series 2003-123 Class AB, 4% 10/25/16	12,072	11,604
Series 2003-76 Class BA, 4.5% 3/25/18	17,063	16,429
Series 2004-3 Class BA, 4% 7/25/17	700	668
Series 2004-45 Class AV, 4.5% 10/25/22	5,055	4,979
Series 2004-86 Class KC, 4.5% 5/25/19	3,016	2,903
Series 2004-91 Class AH, 4.5% 5/25/29	6,136	5,959
Series 2004-31 Class IA, 4.5% 6/25/10 (f)	3,552	68
Freddie Mac sequential pay Series 2114 Class ZM, 6%
1/15/29	2,682	2,701
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Seires 2625 Class QX, 2.25% 3/15/22	1,179	1,148
Series 1215 Class H, 7.5% 3/15/07	359	359
Series 2489 Class PD, 6% 2/15/31	2,862	2,872
Series 2535 Class PC, 6% 9/15/32	7,585	7,591
Series 2587 Class WG, 4.5% 8/15/15	14,011	13,788
Series 2640 Class QG, 2% 4/15/22	1,547	1,501
Series 2656 Class BW, 4.5% 4/15/28	9,330	9,086
Series 2660 Class ML, 3.5% 7/15/22	45,945	44,829
Series 2690 Class PD, 5% 2/15/27	12,140	11,984
Series 2702 Class AB, 4.5% 7/15/27	22,260	21,653
Series 2755 Class LC, 4% 6/15/27	9,078	8,640
Series 2901 Class UM, 4.5% 1/15/30	23,175	22,614
Series 3018 Class UD, 5.5% 9/15/30	6,819	6,761
sequential pay:
Series 2523 Class JB, 5% 6/15/15	5,153	5,125
Series 2609 Class UJ, 6% 2/15/17	6,838	6,879
Series 2635 Class DG, 4.5% 1/15/18	19,055	18,373
Series 2780 Class A, 4% 12/15/14	18,429	17,800
Series 2786 Class GA, 4% 8/15/17	7,937	7,575

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Investments - continued

Collateralized Mortgage Obligations – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
U.S. Government Agency – continued
Freddie Mac Multi-class participation certificates guaranteed: –
continued
sequential pay:
Series 2809 Class UA, 4% 12/15/14	$3,968	$3,873
Series 3077 Class GA, 4.5% 8/15/19	12,774	12,357
Ginnie Mae guaranteed REMIC pass thru securities planned
amortization class Series 2002-5 Class PD, 6.5% 5/16/31	1,957	1,967

TOTAL U.S. GOVERNMENT AGENCY		331,526

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $783,580)		778,803

Commercial Mortgage Securities — 8.9%

280 Park Avenue Trust floater Series 2001-280 Class X1,
1.0077% 2/3/11 (a)(d)(f)	84,314	3,181
Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	373	377
Series 1997-D5 Class PS1, 1.107% 2/14/43 (d)(f)	59,603	2,499
Banc of America Commercial Mortgage, Inc.:
sequential pay Series 2005-1 Class A2, 4.64% 11/10/42	11,035	10,900
Series 2002-2 Class XP, 1.7835% 7/11/43 (a)(d)(f)	42,920	2,216
Series 2003-2 Class XP, 0.4123% 3/11/41 (a)(d)(f)	124,285	1,300
Series 2004-6 Class XP, 0.6217% 12/10/42 (d)(f)	55,493	1,183
Series 2005-4 Class XP, 0.2073% 7/10/45 (d)(f)	67,894	727
Banc of America Large Loan, Inc.:
floater:
Series 2003-BBA2:
Class C, 5.3713% 11/15/15 (a)(d)	1,070	1,072
Class D, 5.4513% 11/15/15 (a)(d)	1,665	1,673
Class F, 5.8013% 11/15/15 (a)(d)	1,190	1,194
Class H, 6.3013% 11/15/15 (a)(d)	1,070	1,076
Class J, 6.8513% 11/15/15 (a)(d)	1,105	1,114
Class K, 7.5013% 11/15/15 (a)(d)	995	991
Series 2006-LAQ:
Class H, 5.6025% 2/9/21 (a)(d)	2,790	2,790
Class J, 5.6925% 2/9/21 (a)(d)	2,010	2,010
Class K, 5.9225% 2/9/21 (a)(d)	5,575	5,575

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Commercial Mortgage Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Banc of America Large Loan, Inc.: – continued
floater:
Series 2006-ESH:
Class A, 5.74% 7/14/11 (a)(d)	$5,752	$5,729
Class B, 5.84% 7/14/11 (a)(d)	2,868	2,857
Class C, 5.99% 7/14/11 (a)(d)	5,745	5,722
Class D, 6.62% 7/14/11 (a)(d)	3,291	3,280
Series 2006-LAQ Class X1, 0.6749% 2/9/21 (a)(d)(f)	521,349	4,641
Bayview Commercial Asset Trust:
floater:
Series 2003-2 Class A, 5.5394% 12/25/33 (a)(d)	11,598	11,641
Series 2004-1:
Class A, 5.3194% 4/25/34 (a)(d)	5,367	5,374
Class B, 6.8594% 4/25/34 (a)(d)	558	563
Class M1, 5.5194% 4/25/34 (a)(d)	488	489
Class M2, 6.1594% 4/25/34 (a)(d)	418	422
Series 2004-2:
Class A, 5.3894% 8/25/34 (a)(d)	4,929	4,944
Class M1, 5.5394% 8/25/34 (a)(d)	1,591	1,600
Series 2004-3:
Class A1, 5.3294% 1/25/35 (a)(d)	5,451	5,464
Class A2, 5.3794% 1/25/35 (a)(d)	767	767
Series 2005-4A:
Class A2, 5.3494% 1/25/36 (a)(d)	6,473	6,478
Class B1, 6.3594% 1/25/36 (a)(d)	490	495
Class M1, 5.4094% 1/25/36 (a)(d)	2,060	2,065
Class M2, 5.4294% 1/25/36 (a)(d)	687	689
Class M3, 5.4594% 1/25/36 (a)(d)	883	886
Class M4, 5.5694% 1/25/36 (a)(d)	490	492
Class M5, 5.6094% 1/25/36 (a)(d)	490	492
Class M6, 5.6594% 1/25/36 (a)(d)	490	492
Series 2006-1:
Class A2, 5.3194% 4/25/36 (a)(d)	2,472	2,472
Class M1, 5.3394% 4/25/36 (a)(d)	754	754
Class M2, 5.3594% 4/25/36 (a)(d)	798	798
Class M3, 5.0138% 4/25/36 (a)(d)	685	685
Class M4, 5.4794% 4/25/36 (a)(d)	389	389
Class M5, 5.5194% 4/25/36 (a)(d)	374	374
Class M6, 5.5994% 4/25/36 (a)(d)	827	827
Series 2004-1 Class IO, 1.25% 4/25/34 (a)(f)	58,391	3,230
Bear Stearns Commercial Mortgage Securities, Inc.:
floater Series 2004-BBA3 Class E, 5.6013% 6/15/17 (a)(d)	9,160	9,177

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Investments - continued

Commercial Mortgage Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Bear Stearns Commercial Mortgage Securities, Inc.: --
continued
sequential pay Series 2004-ESA Class A3, 4.741%
5/14/16 (a)	$2,375	$2,338
Series 2002-TOP8 Class X2, 2.1031% 8/15/38 (a)(d)(f)	47,286	3,292
Series 2003-PWR2 Class X2, 0.5776% 5/11/39 (a)(d)(f)	94,945	1,960
Series 2003-T12 Class X2, 0.7259% 8/13/39 (a)(d)(f)	84,939	1,821
Series 2004-PWR6 Class X2, 0.677% 11/11/41 (a)(d)(f)	32,218	964
Series 2005-PWR9 Class X2, 0.4057% 9/11/42 (a)(f)	198,045	3,964
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL,
0.6989% 5/15/35 (a)(d)(f)	174,214	9,547
Chase Commercial Mortgage Securities Corp.:
sequential pay Series 1999-2 Class A1, 7.032% 1/15/32	1,160	1,164
Series 2001-245 Class A1, 5.5757% 2/12/16 (a)(d)	7,778	7,875
Citigroup / Deutsche Bank Commercial Mortgage Trust
sequential pay Series 2006-CD2 Class A1, 5.302%
1/15/46	9,399	9,370
Citigroup Commercial Mortgage Trust:
sequential pay Series 2005-EMG Class A2, 4.2211%
9/20/51 (a)	3,715	3,567
Series 2004-C2 Class XP, 0.9799% 10/15/41 (a)(d)(f)	37,684	1,459
COMM:
floater:
Series 2002-FL6 Class G, 6.8013% 6/14/14 (a)(d)	4,441	4,441
Series 2002-FL7:
Class D, 5.4713% 11/15/14 (a)(d)	554	555
Class H, 7.1513% 11/15/14 (a)(d)	6,613	6,616
Series 2004-LBN2 Class X2, 1.0437% 3/10/39 (a)(d)(f)	15,267	486
Commercial Mortgage Acceptance Corp. Series 1998-C2
Class B, 5.7252% 9/15/30 (d)	12,880	13,101
Commercial Mortgage Asset Trust sequential pay Series
1999-C1 Class A3, 6.64% 1/17/32	2,545	2,624
Commercial Mortgage pass thru certificates Series 2005-LP5
Class XP, 0.3684% 5/10/43 (d)(f)	70,790	1,092

See accompanying notes which are an integral part of the financial statements.

Annual Report

36

Commercial Mortgage Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
CS First Boston Mortgage Securities Corp.:
floater:
Series 2004-HC1:
Class A2, 5.4013% 12/15/21 (a)(d)	$1,385	$1,385
Class B, 5.6513% 12/15/21 (a)(d)	3,595	3,595
Series 2005-TFLA:
Class C, 5.1413% 2/15/20 (a)(d)	4,600	4,603
Class E, 5.2313% 2/15/20 (a)(d)	1,670	1,671
Class F, 5.2813% 2/15/20 (a)(d)	1,420	1,421
Class G, 5.4213% 2/15/20 (a)(d)	410	410
Class H, 5.6513% 2/15/20 (a)(d)	585	586
sequential pay Series 2004-C1 Class A2, 3.516% 1/15/37	12,255	11,767
Series 2001-CK6 Class AX, 0.645% 9/15/18 (f)	124,615	3,789
Series 2003-C3 Class ASP, 1.8185% 5/15/38 (a)(d)(f)	122,286	6,054
Series 2003-C4 Class ASP, 0.4324% 8/15/36 (a)(d)(f)	77,237	1,118
Series 2004-C1 Class ASP, 0.9369% 1/15/37 (a)(d)(f)	73,494	2,301
Series 2005-C1 Class ASP, 0.4193% 2/15/38 (a)(d)(f)	341,590	5,766
Series 2005-C2 Class ASP, 0.5924% 4/15/37 (a)(d)(f)	61,362	1,592
Deutsche Mortgage & Asset Receiving Corp. sequential pay
Series 1998-C1 Class D, 7.231% 6/15/31	4,515	4,683
DLJ Commercial Mortgage Corp. sequential pay Series
2000-CF1:
Class A1A, 7.45% 6/10/33	1,099	1,102
Class A1B, 7.62% 6/10/33	6,935	7,449
EQI Financing Partnership I LP Series 1997-1 Class B, 7.37%
12/20/15 (a)	1,588	1,604
Equitable Life Assurance Society of the United States:
sequential pay Series 174 Class A1, 7.24% 5/15/06 (a)	5,000	5,005
Series 174 Class B1, 7.33% 5/15/06 (a)	1,500	1,501
First Union-Lehman Brothers Commercial Mortgage Trust
sequential pay Series 1997-C2 Class A3, 6.65% 11/18/29	11,026	11,161
GE Capital Commercial Mortgage Corp. Series 2001-1 Class
X1, 0.4789% 5/15/33 (a)(d)(f)	77,818	2,659
GE Capital Mall Finance Corp. Series 1998-1A Class B2,
6.7547% 9/13/28 (a)(d)	5,755	5,979

See accompanying notes which are an integral part of the financial statements.

37 Annual Report

Investments - continued

Commercial Mortgage Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
GE Commercial Mortgage Corp. sequential pay Series
2004-C3 Class A2, 4.433% 7/10/39	$8,525	$8,298
GGP Mall Properties Trust:
floater Series 2001-C1A Class A3, 5.6013% 2/15/14 (a)(d)	2,377	2,377
sequential pay Series 2001-C1A Class A2, 5.007%
11/15/11 (a)	4,948	4,943
Global Signal Trust III Series 2006-1:
Class B, 5.588% 2/15/36 (a)	3,040	3,010
Class C, 5.707% 2/15/36 (a)	3,755	3,721
GMAC Commercial Mortgage Securities, Inc.:
sequential pay:
Series 1997-C2 Class A3, 6.566% 4/15/29	3,501	3,550
Series 2006-C1 Class XP, 4.975% 11/10/45	6,770	6,704
Series 2003-C3 Class X2, 0.7143% 12/10/38 (a)(d)(f)	89,205	2,080
Series 2004-C3 Class X2, 0.7315% 12/10/41 (d)(f)	52,462	1,308
Series 2006-C1 Class XP, 0.1669% 11/10/45 (d)(f)	96,505	953
Greenwich Capital Commercial Funding Corp.:
Series 2002-C1 Class SWDB, 5.857% 11/11/19 (a)	4,000	3,938
Series 2003-C1 Class XP, 2.0977% 7/5/35 (a)(d)(f)	61,761	3,536
Series 2003-C2 Class XP, 1.0327% 1/5/36 (a)(d)(f)	102,181	3,334
Series 2005-GG3 Class XP, 0.8029% 8/10/42 (a)(d)(f)	227,280	6,947
GS Mortgage Securities Corp. II sequential pay Series
2003-C1 Class A2A, 3.59% 1/10/40	8,695	8,466
Hilton Hotel Pool Trust:
sequential pay Series 2000-HLTA Class A1, 7.055%
10/3/15 (a)	2,578	2,675
Series 2000-HLTA Class D, 7.555% 10/3/15 (a)	4,870	5,058
Host Marriott Pool Trust sequential pay Series 1999-HMTA:
Class A, 6.98% 8/3/15 (a)	1,674	1,718
Class B, 7.3% 8/3/15 (a)	1,980	2,087
JPMorgan Chase Commercial Mortgage Securities Corp.:
sequential pay Series 2001-C1 Class A2, 5.464%
10/12/35	10,994	10,969
Series 2002-C3 Class X2, 1.2396% 7/12/35 (a)(d)(f)	35,877	1,153
Series 2003-CB7 Class X2, 0.7784% 1/12/38 (a)(d)(f)	16,884	449
Series 2003-LN1 Class X2, 0.6878% 10/15/37 (a)(d)(f)	121,994	2,732
Series 2004-C1 Class X2, 0.9964% 1/15/38 (a)(d)(f)	18,692	662

See accompanying notes which are an integral part of the financial statements.

Annual Report

38

Commercial Mortgage Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
JPMorgan Chase Commercial Mortgage Securities Corp.: –
continued
Series 2004-CB8 Class X2, 1.162% 1/12/39 (a)(d)(f)	$23,340	$943
LB Commercial Conduit Mortgage Trust sequential pay:
Series 1998-C4 Class A1B, 6.21% 10/15/35	10,264	10,431
Series 1999-C1 Class A2, 6.78% 6/15/31	10,195	10,535
LB-UBS Commercial Mortgage Trust:
sequential pay Series 2003-C3 Class A2, 3.086% 5/15/27	7,510	7,192
Series 2002-C4 Class XCP, 1.4449% 10/15/35 (a)(d)(f)	73,766	2,909
Series 2002-C7 Class XCP, 1.1897% 1/15/36 (a)(f)	73,922	1,757
Series 2003-C1 Class XCP, 1.3864% 12/15/36 (a)(d)(f)	30,983	1,140
Series 2004-C2 Class XCP, 1.4108% 3/1/36 (a)(f)	51,901	1,950
Series 2004-C6 Class XCP, 0.7189% 8/15/36 (a)(d)(f)	63,076	1,541
Series 2006-C1 Class XCP, 0.3518% 2/15/41 (d)(f)	257,598	4,931
Lehman Brothers Floating Rate Commercial Mortgage Trust
floater Series 2003-LLFA:
Class A2, 5.2913% 12/16/14 (a)(d)	2,590	2,590
Class J, 6.9513% 12/16/14 (a)(d)	5,585	5,549
Class K1, 7.4513% 12/16/14 (a)(d)	2,850	2,828
Merrill Lynch Mortgage Trust:
Series 2002-MW1 Class XP, 1.5506% 7/12/34 (a)(d)(f)	26,242	1,007
Series 2005-MCP1 Class XP, 0.5948% 6/12/43 (d)(f)	59,815	1,710
Series 2005-MKB2 Class XP, 0.3063% 9/12/42 (d)(f)	29,005	382
Morgan Stanley Capital I, Inc.:
sequential pay:
Series 1999-LIFE Class A1, 6.97% 4/15/33	2,226	2,260
Series 2003-IQ5 Class A2, 4.09% 4/15/38	4,175	4,084
Series 1997-RR Class C, 7.3486% 4/30/39 (a)(d)	4,118	4,119
Series 2003-IQ5 Class X2, 0.9879% 4/15/38 (a)(d)(f)	42,038	1,357
Series 2003-IQ6 Class X2, 0.5991% 12/15/41 (a)(d)(f)	71,464	1,785
Series 2005-HQ5 Class X2, 0.3774% 1/14/42 (d)(f)	64,546	912
Series 2005-IQ9 Class X2, 1.0698% 7/15/56 (a)(d)(f)	57,257	2,508
Series 2005-TOP17 Class X2, 0.6248% 12/13/41 (d)(f)	44,197	1,277
Morgan Stanley Dean Witter Capital I Trust:
floater Series 2002-XLF Class D, 5.73% 8/5/14 (a)(d)	232	232

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

Investments - continued

Commercial Mortgage Securities – continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Morgan Stanley Dean Witter Capital I Trust: – continued
Series 2003-HQ2 Class X2, 1.4014% 3/12/35 (a)(d)(f)	$61,086	$3,175
Series 2003-TOP9 Class X2, 1.5092% 11/13/36 (a)(d)(f)	44,360	2,267
Nationslink Funding Corp.:
sequential pay Series 1999-2 Class A1C, 7.03% 6/20/31	630	632
Series 1999-1 Class C, 6.571% 1/20/31	4,150	4,260
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A Class A,
5.43% 3/24/18 (a)(d)	5,958	5,958
Trizechahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (a)	2,154	2,187
Class E3, 7.253% 3/15/13 (a)	4,447	4,564
Wachovia Bank Commercial Mortgage Trust:
floater:
Series 2005-WL5A:
Class KHP1, 5.2513% 1/15/18 (a)(d)	1,425	1,426
Class KHP2, 5.4513% 1/15/18 (a)(d)	1,425	1,426
Class KHP3, 5.7513% 1/15/18 (a)(d)	1,680	1,681
Class KHP4, 5.8513% 1/15/18 (a)(d)	1,305	1,306
Class KHP5, 6.0513% 1/15/18 (a)(d)	1,515	1,515
Series 2005-WL6A:
Class A2, 5.1513% 10/15/17 (a)(d)	5,665	5,665
Class B, 5.2013% 10/15/17 (a)(d)	1,135	1,135
Class D, 5.3313% 10/15/17 (a)(d)	2,270	2,270
sequential pay Series 2003-C7 Class A1, 4.241%
10/15/35 (a)	9,340	9,006
Series 2003-C8 Class XP, 0.6638% 11/15/35 (a)(d)(f)	55,730	897
Series 2003-C9 Class XP, 0.5908% 12/15/35 (a)(d)(f)	37,639	707
Series 2004-C14 Class PP, 4.7967% 8/15/41 (a)(d)	6,202	5,880
Series 2006-C23 Class X, 0.25% 1/15/45 (a)(f)	1,200,227	9,024
Series 2006-C24 Class XP, 0.016% 3/15/45 (a)(d)(f)	239,165	1,816
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $530,765)		520,997

See accompanying notes which are an integral part of the financial statements.

Annual Report

40

Foreign Government and Government Agency Obligations — 0.4%

	Principal	Value (Note 1)
	Amount (000s)	(000s)
Chilean Republic 5.625% 7/23/07	$4,225	$4,236
United Mexican States 10.375% 2/17/09	17,150	19,191
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY
OBLIGATIONS
(Cost $23,457)		23,427

Fixed-Income Funds — 6.1%
	Shares
Fidelity Ultra-Short Central Fund (e)
(Cost $360,979)	3,620,176	360,171

Preferred Securities — 0.2%
	Principal
	Amount (000s)

FINANCIALS – 0.2%
Commercial Banks – 0.2%
Abbey National PLC 7.35% (d)	$8,285	8,396
National Westminster Bank PLC 7.75% (d)	5,509	5,690
		14,086

TOTAL PREFERRED SECURITIES
(Cost $14,537)		14,086

Cash Equivalents — 2.5%
	Maturity
	Amount (000s)
Investments in repurchase agreements (Collateralized by U.S.
Government Obligations) in a joint trading account at
4.78%, dated 4/28/06 due 5/1/06
(Cost $143,907)	$143,964	143,907

TOTAL INVESTMENT PORTFOLIO – 99.8%
(Cost $5,923,111)		5,855,951

NET OTHER ASSETS – 0.2%		9,450
NET ASSETS – 100%		$5,865,401

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

Investments - continued

Futures Contracts
	Expiration	Underlying	Unrealized
	Date	Face Amount	Appreciation/
		at Value (000s)	(Depreciation)
			(000s)
Purchased

Eurodollar Contracts
744 Eurodollar 90 Day Index Contracts	June 2006	$734,347	$(1,665)
744 Eurodollar 90 Day Index Contracts	Sept. 2006	734,254	(1,709)
744 Eurodollar 90 Day Index Contracts	Dec. 2006	734,244	(1,392)
744 Eurodollar 90 Day Index Contracts	March 2007	734,309	(1,229)
744 Eurodollar 90 Day Index Contracts	June 2007	734,347	(1,018)
744 Eurodollar 90 Day Index Contracts	Sept. 2007	734,356	(388)
479 Eurodollar 90 Day Index Contracts	Dec. 2007	472,779	(234)
175 Eurodollar 90 Day Index Contracts	March 2008	172,721	(95)
11 Eurodollar 90 Day Index Contracts	June 2008	10,856	(6)

TOTAL EURODOLLAR CONTRACTS			(7,736)
Sold

Eurodollar Contracts
207 Eurodollar 90 Day Index Contracts	Sept. 2008	204,273	288
156 Eurodollar 90 Day Index Contracts	Dec. 2008	153,925	199
101 Eurodollar 90 Day Index Contracts	March 2009	99,650	119

TOTAL EURODOLLAR CONTRACTS			606

			$(7,130)

See accompanying notes which are an integral part of the financial statements.

Annual Report

42

Swap Agreements

	Expiration	Notional	Value (000s)
	Date	Amount (000s)

Credit Default Swaps
Receive monthly notional amount multiplied
by 3.05% and pay Merrill Lynch upon de-
fault event of Morgan Stanley ABS Capital
I, Inc., par value of the proportional no-
tional amount of Morgan Stanley ABS
Capital I, Inc. Series 2004-NC8 Class B3,
7.2913% 9/25/34	Oct. 2034	$1,600	$27
Receive monthly notional amount multiplied
by 3.3% and pay to Morgan Stanley, Inc.
upon default event of Ameriquest Mort-
gage Securities, Inc., par value of the no-
tional amount of Ameriquest Mortgage Se-
curities, Inc. Series 2004-R11 Class M9,
7.6913% 11/25/34	Dec. 2034	1,645	32
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004-HE7 Class B3, 7.6913%
8/25/34	Sept. 2034	1,462	33
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004-NC7 Class B3, 7.6913%
7/25/34	August 2034	1,462	31
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004-HE8 Class B3, 7.3913%
9/25/34	Oct. 2034	1,462	35
Receive monthly notional amount multiplied
by .82% and pay UBS upon default event
of Morgan Stanley ABS Capital I, Inc., par
value of the notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	1,462	10
Receive monthly notional amount multiplied
by .85% and pay UBS upon default event
of Ameriquest Mortgage Securities, Inc.,
par value of the notional amount of
Ameriquest Mortgage Securities, Inc.
Series 2004-R9 Class M5, 5.5913%
10/25/34	Nov. 2034	1,462	8

See accompanying notes which are an integral part of the financial statements. 43 Annual Report

Investments - continued

Swap Agreements – continued

	Expiration	Notional	Value (000s)
	Date	Amount (000s)

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by .85% and pay UBS upon default event
of Morgan Stanley ABS Capital I, Inc., par
value of the notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	$1,462	$10
Receive monthly notional amount multiplied
by 1.6% and pay Morgan Stanley, Inc.
upon default event of Park Place Securities,
Inc., par value of the notional amount of
Park Place Securities, Inc. Series
2005-WHQ2 Class M7, 5.4413%
5/25/35	June 2035	1,330	18
Receive monthly notional amount multiplied
by 1.65% and pay Goldman Sachs upon
default event of Fieldstone Mortgage In-
vestment Corp., par value of the notional
amount of Fieldstone Mortgage Investment
Corp. Series 2004-2 Class M5, 6.3413%
7/25/34	August 2034	2,382	16
Receive monthly notional amount multiplied
by 1.66% and pay Morgan Stanley, Inc.
upon default event of Park Place Securities,
Inc., par value of the notional amount of
Park Place Securities, Inc. Series
2005-WHQ2 Class M7, 5.4413%
5/25/35	June 2035	1,462	22
Receive monthly notional amount multiplied
by 2.54% and pay Merrill Lynch upon
default event of Countrywide Home Loans,
Inc., par value of the notional amount of
Countrywide Home Loans, Inc. Series
2003-BC1 Class B1, 7.6913% 3/25/32	April 2032	491	2
Receive monthly notional amount multiplied
by 2.61% and pay Goldman Sachs upon
default event of Fremont Home Loan Trust,
par value of the notional amount of
Fremont Home Loan Trust Series 2004-1
Class M9, 7.3913% 2/25/34	March 2034	2,380	10
Receive monthly notional amount multiplied
by 2.61% and pay Goldman Sachs upon
default event of Fremont Home Loan Trust,
par value of the notional amount of
Fremont Home Loan Trust Series 2004-A
Class B3, 7.0413% 1/25/34	Feb. 2034	857	2

See accompanying notes which are an integral part of the financial statements. Annual Report 44

Swap Agreements – continued

	Expiration	Notional	Value (000s)
	Date	Amount (000s)

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 2.79% and pay Merrill Lynch, Inc. upon
default event of New Century Home Equity
Loan Trust, par value of the notional
amount of New Century Home Equity Loan
Trust Series 2004-4 Class M9, 7.0788%
2/25/35	March 2035	$3,625	$33
Receive monthly notional amount multiplied
by 5% and pay Deutsche Bank upon
default event of MASTR Asset Backed
Securities Trust, par value of the notional
amount of MASTR Asset Backed Securities
Trust Series 2003-NC1 Class M6,
8.1913% 4/25/33	May 2033	1,462	18
Receive quarterly notional amount multiplied
by .25% and pay Merrill Lynch, Inc. upon
default event of Consolidated Natural Gas
Co., par value of the notional amount of
Consolidated Natural Gas Co. 6%
10/15/10	June 2007	4,000	9
Receive quarterly notional amount multiplied
by .25% and pay Merrill Lynch, Inc. upon
default event of Consolidated Natural Gas
Co., par value of the notional amount of
Consolidated Natural Gas Co. 6%
10/15/10	July 2007	12,000	34
Receive quarterly notional amount multiplied
by .26% and pay Morgan Stanley, Inc.
upon default event of Amareda Hess
Corp., par value of the notional amount of
Amareda Hess Corp. 6.65% 8/15/11	March 2007	10,100	14
Receive quarterly notional amount multiplied
by .28% and pay Morgan Stanley, Inc.
upon defualt event of Amerada Hess
Corp., par value of the notional amount of
Amerada Hess 6.65% 8/15/11	March 2007	12,200	19
Receive quarterly notional amount multiplied
by .30% and pay Deutsche Bank upon
default event of Entergy Corp., par value
of the notional amount of Entergy Corp.
7.75% 12/15/09	March 2008	8,265	23
Receive quarterly notional amount multiplied
by .30% and pay Goldman Sachs upon
default event of Entergy Corp., par value
of the notional amount of Entergy Corp.
7.75% 12/15/09	March 2008	6,095	17

See accompanying notes which are an integral part of the financial statements. 45 Annual Report

Investments - continued

Swap Agreements – continued

	Expiration	Notional	Value (000s)
	Date	Amount (000s)

Credit Default Swaps – continued
Receive quarterly notional amount multiplied
by .41% and pay Merrill Lynch, Inc. upon
default event of Talisman Energy, Inc., par
value of the notional amount of Talisman
Energy, Inc. 7.25% 10/15/27	March 2009	$4,600	$33
Receive quarterly notional amount multiplied
by .48% and pay Goldman Sachs upon
default event of TXU Energy Co. LLC, par
value of the notional amount of TXU
Energy Co. LLC 7% 3/15/13	Sept. 2008	10,265	60
Receive quarterly notional amount multiplied
by .75% and pay Lehman Brothers, Inc.
upon default event of AOL Time Warner,
Inc., par value of the notional amount of
AOL Time Warner, Inc. 6.875% 5/1/12	Sept. 2009	17,500	298
Receive quarterly notional amount multiplied
by .78% and pay Goldman Sachs upon
default event of TXU Energy, par value of
the notional amount of TXU Energy Co.
LLC 7% 3/15/13	Dec. 2008	10,000	132

TOTAL CREDIT DEFAULT SWAPS		121,031	946
Total Return Swaps
Receive monthly notional amount multiplied
by the nominal spread appreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration fac-
tor and pay monthly notional amount mul-
tiplied by the nominal spread depreciation
of the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor with Lehman Brothers, Inc.	Oct. 2006	35,840	8
Receive monthly notional amount multiplied
by the nominal spread appreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor plus 15 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Lehman Brothers, Inc.	July 2006	40,000	49

See accompanying notes which are an integral part of the financial statements. Annual Report 46

Swap Agreements – continued

	Expiration	Notional	Value (000s)
	Date	Amount (000s)

Total Return Swaps – continued
Receive monthly notional amount multiplied
by the nominal spread appreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor and pay monthly notional amount
multiplied by the nominal spread depreci-
ation of the Lehman Brothers CMBS U.S.
Aggregate Index adjusted by a modified
duration factor with Citibank	Sept. 2006	$56,500	$63
Receive monthly a return equal to Lehman
Brothers U.S. ABS Floating Rate AA Home
Equity Index and pay monthly a floating
rate based on 1-month LIBOR with Lehman
Brothers, Inc.	May 2006	24,700	26

TOTAL TOTAL RETURN SWAPS		157,040	146

		$278,071	$1,092

Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $620,119,000 or 10.6% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,522,000.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each fixed-income central fund, as of the investing fund’s report date, is available upon request or at fidelity.com. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports.

In addition, the fixed-income central fund’s financial statements, which are not covered by the investing fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s web site, www.sec.gov, or upon request.

See accompanying notes which are an integral part of the financial statements. 47 Annual Report

Investments - continued

(f) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(g) Restricted securities – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $24,736,000 or 0.4% of net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Aspetuck Trust
5.33% 10/16/06	12/14/05	$13,080
Iberbond 2004
PLC 4.826%
12/24/17	11/30/05	$11,808

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central fund is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Ultra-Short Central Fund	$16,252

Additional information regarding the fund’s fiscal year to date purchases and sales, including the ownership percentage, of the following fixed income Central Fund is as follows:

	Value,	Purchases	Sales	Value, end	% ownership,
Fund	beginning of		Proceeds	of period	end of period
(Amounts in thousands)	period
Fidelity Ultra-Short
Central Fund	$460,310	$—	$100,000	$360,171	5.0%

Income Tax Information

At April 30, 2006, the fund had a capital loss carryforward of approximately $35,751,000 of which $8,450,000, $4,866,000 and $22,435,000 will expire on April 30, 2008, 2009 and 2014, respectively.

See accompanying notes which are an integral part of the financial statements. Annual Report 48

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per-share amount)		April 30, 2006

Assets
Investment in securities, at value
(including repurchase agreements of $143,907) —
See accompanying schedule:
Unaffiliated issuers (cost $5,562,132)	$5,495,780
Affiliated Central Funds (cost $360,979)	360,171
Total Investments (cost $5,923,111)		$5,855,951
Cash		472
Receivable for investments sold		889
Receivable for swap agreements		56
Receivable for fund shares sold		12,446
Interest receivable		47,783
Receivable for daily variation on futures contracts		458
Swap agreements, at value		1,092
Other affiliated receivables		30
Total assets		5,919,177

Liabilities
Payable for investments purchased
Regular delivery	$16,844
Delayed delivery	28,700
Payable for fund shares redeemed	4,408
Distributions payable	1,568
Accrued management fee	1,547
Other affiliated payables	704
Other payables and accrued expenses	5
Total liabilities		53,776

Net Assets		$5,865,401
Net Assets consist of:
Paid in capital		$5,967,813
Undistributed net investment income		6,980
Accumulated undistributed net realized gain (loss) on
investments		(36,194)
Net unrealized appreciation (depreciation) on
investments		(73,198)
Net Assets, for 665,069 shares outstanding		$5,865,401
Net Asset Value, offering price and redemption price per
share ($5,865,401 ÷ 665,069 shares)		$8.82

See accompanying notes which are an integral part of the financial statements.

49 Annual Report

Financial Statements - continued

Statement of Operations
Amounts in thousands	Year ended April 30, 2006

Investment Income
Dividends		$1,005
Interest		207,885
Income from affiliated Central Funds		16,252
Total income		225,142

Expenses
Management fee	$17,120
Transfer agent fees	5,265
Accounting fees and security lending fees	94
Fund wide operations fee	1,321
Independent trustees’ compensation	22
Appreciation in deferred trustee compensation account	2
Custodian fees and expenses	11
Registration fees	10
Audit	8
Legal	2
Miscellaneous	15
Total expenses before reductions	23,870
Expense reductions	(103)	23,767

Net investment income		201,375
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,729)
Affiliated Central Funds	(19)
Futures contracts	(3,154)
Swap agreements	249
Total net realized gain (loss)		(8,653)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(51,984)
Futures contracts	(4,236)
Swap agreements	(514)
Delayed delivery commitments	(1)
Total change in net unrealized appreciation
(depreciation)		(56,735)
Net gain (loss)		(65,388)
Net increase (decrease) in net assets resulting from
operations		$135,987

See accompanying notes which are an integral part of the financial statements.

Annual Report

50

Statement of Changes in Net Assets
	Year ended	Year ended
	April 30,	April 30,
Amounts in thousands	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$201,375	$137,054
Net realized gain (loss)	(8,653)	(2,256)
Change in net unrealized appreciation (depreciation)	(56,735)	(35,103)
Net increase (decrease) in net assets resulting from
operations	135,987	99,695
Distributions to shareholders from net investment income	(197,708)	(138,443)
Share transactions
Proceeds from sales of shares	2,324,813	1,665,954
Reinvestment of distributions	179,567	123,083
Cost of shares redeemed	(1,456,102)	(2,383,973)
Net increase (decrease) in net assets resulting from
share transactions	1,048,278	(594,936)
Total increase (decrease) in net assets	986,557	(633,684)

Net Assets
Beginning of period	4,878,844	5,512,528
End of period (including undistributed net investment
income of $6,980 and undistributed net investment
income of $3,561, respectively)	$5,865,401	$4,878,844

Other Information
Shares
Sold	262,268	185,611
Issued in reinvestment of distributions	20,246	13,723
Redeemed	(164,124)	(265,949)
Net increase (decrease)	118,390	(66,615)

See accompanying notes which are an integral part of the financial statements.

51 Annual Report

Financial Highlights
Years ended April 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$8.92	$8.99	$9.04	$8.78	$8.70
Income from Investment Operations
Net investment incomeB	.344	.243	.236	.346	.427E
Net realized and unrealized gain
(loss)	(.107)	(.067)	(.057)	.277	.076E
Total from investment operations	.237	.176	.179	.623	.503
Distributions from net investment
income	(.337)	(.246)	(.229)	(.363)	(.423)
Net asset value, end of period	$8.82	$8.92	$8.99	$9.04	$8.78
Total ReturnA	2.70%	1.98%	1.99%	7.23%	5.88%
Ratios to Average Net AssetsC,D
Expenses before reductions	.46%	.56%	.57%	.57%	.58%
Expenses net of fee waivers, if any	.46%	.56%	.57%	.57%	.58%
Expenses net of all reductions	.46%	.56%	.57%	.57%	.58%
Net investment income	3.88%	2.71%	2.61%	3.88%	4.86%E
Supplemental Data
Net assets, end of period
(in millions)	$5,865	$4,879	$5,513	$5,695	$3,285
Portfolio turnover rate	62%	93%	100%	80%	145%

A	Total returns would have been lower had certain expenses not been reduced during the periods shown.

B	Calculated based on average shares outstanding during the period.

C	Amounts do not include the activity of the affiliated central fund.

D	Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Ex penses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the fund.

E	Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

52

Notes to Financial Statements

For the period ended April 30, 2006 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Short-Term Bond Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds), and fixed-income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income and distributions from the Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

53 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, swap agreements, market discount, deferred trustees compensation, financing transactions, capital loss carryfor-wards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$12,488
Unrealized depreciation	(72,961)
Net unrealized appreciation (depreciation)	(60,473)
Capital loss carryforward	(35,751)

Cost for federal income tax purposes	$5,916,424

Annual Report

54

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	April 30, 2006	April 30,2005
Ordinary Income	$197,708	$ 138,443

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

55 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount (“initial margin”) equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments (“variation margin”) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption “Futures Contracts.” This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract’s terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Annual Report

56

2. Operating Policies - continued

Swap Agreements - continued

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities (“mortgage dollar rolls”) or the purchase and simultaneous agreement to sell similar securities (“reverse mortgage dollar rolls”). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund’s right to repurchase or sell securities may be limited.

57 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,352,925 and $1,204,657, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets (effective June 1, 2005, the fund’s management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .33% of the fund’s average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Under an amended contract effective June 1, 2005, transfer agent fees include an asset based fee and were reduced to a rate of .10% of average net assets. The account fees were eliminated. For the period, the transfer agent fees were equivalent to an annual rate of .10% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective June 1, 2005, FMR pays these fees.

Fundwide Operations Fee. Pursuant to a new Fundwide Operations and Expense Agreement (FWOE) effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, compensation of the independent trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to an annualized rate of .02% of average net assets.

Annual Report

58

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM, an affiliate of FMR. The Ultra-Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar-denominated money market and investment-grade debt securities.

The fund’s Schedule of Investments lists the CIP as an investment of the fund but does not include the underlying holdings of the CIP. Based on its investment objectives, the CIP may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. In addition, the CIP may also participate in loans and other direct debt instruments. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counter-party to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the CIP and the fund.

A complete unaudited list of holdings for the CIP, as of the fund’s report date, is available upon request or at fidelity.com. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the CIP’s financial statements, which are not covered by this fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s web site, www.sec.gov, or upon request.

The Central Funds do not pay a management fee.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $10 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

59 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. At period end there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $13.

7. Expense Reductions.

Through arrangements with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s management fees, custody, and transfer agent expenses by $27, $11, and $65, respectively.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

60

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Fidelity Short-Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Short-Term Bond Fund (a fund of Fidelity Fixed-Income Trust) at April 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Short-Term Bond Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts June 19, 2006

61 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 335 funds advised by FMR or an affiliate. Mr. McCoy oversees 337 funds advised by FMR or an affiliate. Mr. Gamper oversees 280 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

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62

Name, Age; Principal Occupation Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Short-Term Bond (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp.

(1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

*	Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

63 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

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64

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

65 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

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66

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

67 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Fixed-Income Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Fixed-Income Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Short-Term Bond. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005-present), Fidelity’s Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998-2005).

Annual Report

68

Name, Age; Principal Occupation David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of Short-Term Bond. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity’s Investment Grade-Bond Funds (2005-present), and Fidelity’s Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc.

(2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity’s Taxable Bond Funds (2000-2002) and Fidelity’s Municipal Bond Funds (2001-2002).

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Short-Term Bond. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Andrew J. Dudley (41)

Year of Election or Appointment: 1997

Vice President of Short-Term Bond. Mr. Dudley also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Dudley worked as a portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Short-Term Bond. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

69 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Short-Term Bond. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Short-Term Bond. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at Pricewater-houseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Short-Term Bond. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Paul M. Murphy (59)

Year of Election or Appointment: 2005

Chief Financial Officer of Short-Term Bond. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Short-Term Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc.

(2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Annual Report

70

Name, Age; Principal Occupation Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Short-Term Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Short-Term Bond. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Short-Term Bond. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Short-Term Bond. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Short-Term Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

71 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Short-Term Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Short-Term Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Short-Term Bond. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Short-Term Bond. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

72

Distributions

A total of 12.27% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

73 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

				# of	% of
PROPOSAL 1				Votes	Votes
To elect a Board of Trustees.A
	# of	% of	Marie L. Knowles
	Votes	Votes	Affirmative	12,487,395,627.79	96.126
			Withheld	503,261,987.19	3.874
Dennis J. Dirks			TOTAL	12,990,657,614.98	100.000
Affirmative	12,490,841,660.35	96.152
Withheld	499,815,954.64	3.848	Ned C. Lautenbach
TOTAL	12,990,657,614.99	100.000	Affirmative	12,484,406,625.33	96.103
			Withheld	506,250,989.66	3.897
Albert R. Gamper, Jr.			TOTAL	12,990,657,614.99	100.000
Affirmative	12,484,697,855.13	96.105
Withheld	505,959,759.86	3.895	William O. McCoy
TOTAL	12,990,657,614.99	100.000	Affirmative	12,444,377,462.06	95.795
			Withheld	546,280,152.93	4.205
Robert M. Gates			TOTAL	12,990,657,614.99	100.000
Affirmative	12,463,041,831.69	95.938
Withheld	527,615,783.30	4.062	Robert L. Reynolds
TOTAL	12,990,657,614.99	100.000	Affirmative	12,474,663,536.01	96.028
			Withheld	515,994,078.98	3.972
George H. Heilmeier			TOTAL	12,990,657,614.99	100.000
Affirmative	12,466,216,940.77	95.963
Withheld	524,440,674.22	4.037	Cornelia M. Small
TOTAL	12,990,657,614.99	100.000	Affirmative	12,488,479,519.53	96.134
			Withheld	502,178,095.46	3.866
Edward C. Johnson 3d			TOTAL	12,990,657,614.99	100.000
Affirmative	12,405,249,751.57	95.494
Withheld	585,407,863.41	4.506	William S. Stavropoulos
TOTAL	12,990,657,614.98	100.000	Affirmative	12,457,606,455.61	95.897
			Withheld	533,051,159.38	4.103
Stephen P. Jonas			TOTAL	12,990,657,614.99	100.000
Affirmative	12,473,931,200.89	96.022
Withheld	516,726,414.10	3.978	Kenneth L. Wolfe
TOTAL	12,990,657,614.99	100.000	Affirmative	12,469,367,261.16	95.987
			Withheld	521,290,353.83	4.013
			TOTAL	12,990,657,614.99	100.000

			A Denotes trust-wide proposal and voting results.

Annual Report

74

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Short-Term Bond Fund

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for the fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub-advisory agreements for the fund with affiliates of FMR that allow FMR to obtain research, non-discretionary advice, or discretionary portfolio management at no additional expense to the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for the fund to access the research and investment advisory support services supplied by FRAC at no additional expense to the fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under the fund’s management contract or sub-advisory agreements; (ii) the investment process or strategies employed in the management of the fund’s assets; (iii) the nature or level of services provided under the fund’s management contract or sub-advisory agreements; (iv) the day-to-day management of the fund or the persons primarily responsible for such management; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of the Agreement would not necessitate prior shareholder approval of the Agreement or result in an assignment and termination of the fund’s management contract or sub-advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which the fund will not bear any additional management fees or expenses and under which the fund’s portfolio manager would not change, it did not consider the fund’s investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund’s management contract and sub-advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have

75 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund’s Agreement is fair and reasonable, and that the fund’s Agreement should be approved.

Annual Report

76

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

Press

1	For mutual fund and brokerage trading.

2	For quotes.*

3	For account balances and holdings.

4	To review orders and mutual fund activity.

5	To change your PIN.

* [0] To speak to a Fidelity representative.

*	When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar- anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

77 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
Fidelity Management & Research
(U.K.) Inc.
Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)
Fidelity Investments Japan Limited
Fidelity Investments Money
Management, Inc.
Fidelity International
Investment Advisors
Fidelity International
Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY
The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FASTr) 1-800-544-5555
Automated line for quickest service

STP-UANN-0606	Corporate Headquarters
1.784728.103	82 Devonshire St., Boston, MA 02109
www.fidelity.com

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	8	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	9	A complete list of the fund's investments with their market values.
Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	24	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	31
Trustees and Officers	32
Distributions	43
Proxy Voting Results	44
Board Approval of Investment Advisory Contracts and Management Fees	45

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time-tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding —of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long-term success. The right mix of stocks, bonds and cash — aligned to your particular risk tolerance and investment objective — is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities — which historically have been the best performing asset class over time — is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle — investing regularly — can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy — known as dollar cost averaging — also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Edward C. Johnson 3d

Annual Report

4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended April 30, 2006	Past 1	Past 5	Past 10
	year	years	years
Spartanr Government Income Fund	0.52%	4.92%	6.01%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Spartan® Government Income Fund on April 30, 1996. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Government Bond Index performed over the same period.

5 Annual Report

Management’s Discussion of Fund Performance

Comments from George Fischer, Portfolio Manager of Spartan® Government Income Fund

The overall U.S. investment-grade bond market had a modestly positive return for the year ending April 30, 2006. Citing the need to tighten monetary supply to help contain inflation, the Federal Reserve Board raised short-term interest rates eight more times, hoisting the federal funds target rate to 4.75% . That marked its highest level since spring 2001, and the latest in a string of 15 consecutive increases since June 2004. The Fed’s actions contributed to a yield of more than 5.00% for the 10-year Treasury note, a threshold it last crossed in June 2002. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index — a measure of the taxable, investment-grade bond market — gained 0.71% . Among the major components of the benchmark, mortgage-backed securities fared best on an absolute basis, helped by positive supply and demand dynamics. Agency bonds finished second, while corporates barely posted a positive return after coming under pressure from high-profile downgrades in the automobile industry. Treasuries posted a slight loss.

During the past year, Spartan Government Income Fund returned 0.52%, while the Lehman Brothers 75% U.S. Government/25% Mortgage-Backed Securities Index gained 0.57% and the LipperSM General U.S. Government Funds Average returned -0.79% . The biggest boost to the fund’s performance relative to the index was my significant overweighting in agency securities and substantial underweighting in Treasury securities. Agencies, helped by their higher yields and more-favorable supply and demand conditions, outpaced Treasuries. That said, my decision to underweight mortgage pass-through securities modestly detracted from returns, as mortgages outpaced Treasuries for the year overall. I believe what offset that setback to a certain extent was my decision to invest outside of the index in collateralized mortgage obligations, which posted decent gains for the year. Another strategy that worked in the fund’s favor was effective yield-curve positioning, which refers to how I distributed the fund’s assets across a range of maturities.

Note to shareholders: On April 20, 2006, the Board of Trustees of Spartan Government Income Fund agreed to present a proposal to shareholders to merge the fund into Fidelity Government Income Fund. If the proposal is approved, the merger will occur on or about October 27, 2006. The fund will close to new investors at the close of business on July 18, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 to April 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	November 1, 2005
	November 1, 2005	April 30, 2006	to April 30, 2006
Actual	$1,000.00	$1,003.50	$2.24
Hypothetical (5% return per year
before expenses)	$1,000.00	$1,022.56	$2.26

* Expenses are equal to the Fund’s annualized expense ratio of .45%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7 Annual Report

Investment Changes

Coupon Distribution as of April 30, 2006
	% of fund’s	% of fund’s investments
	investments	6 months ago
Zero coupon bonds	1.4	0.0
Less than 2%	3.8	2.7
2 – 2.99%	4.8	8.6
3 – 3.99%	9.7	20.6
4 – 4.99%	37.0	21.4
5 – 5.99%	23.6	24.7
6 – 6.99%	14.3	14.0
7% and over	1.5	2.4

Coupon distribution shows the range of stated interest rates on the fund’s investments, excluding short term investments.

Annual Report

8

Investments April 30, 2006

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations — 67.1%

Principal Value (Note 1) Amount

U.S. Government Agency Obligations – 27.9%
Fannie Mae:
3.25% 1/15/08	$14,965,000	$14,508,687
3.25% 2/15/09	22,410,000	21,310,184
4% 9/2/08	1,350,000	1,313,159
4.5% 10/15/08	14,003,000	13,795,644
4.625% 1/15/08	2,356,000	2,335,995
4.625% 10/15/13	520,000	497,982
4.75% 12/15/10	18,920,000	18,521,488
5.5% 3/15/11	1,485,000	1,498,601
6.25% 2/1/11	5,870,000	6,067,109
6.375% 6/15/09	16,490,000	17,060,752
Federal Home Loan Bank 5.8% 9/2/08	8,855,000	8,953,459
Freddie Mac:
4% 8/17/07	2,977,000	2,933,676
4.125% 4/2/07	3,697,000	3,661,723
4.25% 7/15/09	5,100,000	4,962,892
5.75% 1/15/12	463,000	473,003
5.875% 3/21/11	14,005,000	14,248,281
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank)
Series 1994-A, 7.39% 6/26/06	2,541,670	2,572,602
Israeli State (guaranteed by U.S. Government through Agency
for International Development):
5.5% 9/18/23	10,000,000	9,927,500
6.6% 2/15/08	14,897,128	15,074,761
6.8% 2/15/12	7,000,000	7,396,172
Overseas Private Investment Corp. U.S. Government
guaranteed participation certificates:
6.77% 11/15/13	1,967,306	2,055,835
6.99% 5/21/16	4,242,000	4,526,002
Private Export Funding Corp.:
secured:
5.66% 9/15/11 (c)	4,230,000	4,288,725
5.685% 5/15/12	3,375,000	3,434,258
7.17% 5/15/07	4,400,000	4,486,992
4.974% 8/15/13	3,150,000	3,076,066
Small Business Administration guaranteed development
participation certificates:
Series 2002-20K Class 1, 5.08% 11/1/22	8,250,335	8,040,723

See accompanying notes which are an integral part of the financial statements.

9 Annual Report

Investments - continued

U.S. Government and Government Agency Obligations – continued

Principal Value (Note 1) Amount

U.S. Government Agency Obligations – continued
Small Business Administration guaranteed development
participation certificates: – continued
Series 2003 P10B, 5.136% 8/10/13	$3,977,930	$3,872,114
Series 2004-20H Class 1, 5.17% 8/1/24	719,797	700,038
Tennessee Valley Authority 5.375% 4/1/56	661,000	626,075
U.S. Department of Housing and Urban Development
Government guaranteed participation certificates Series
1999-A:
5.75% 8/1/06	4,100,000	4,105,941
5.96% 8/1/09	6,650,000	6,699,762
U.S. Trade Trust Certificates (assets of Trust guaranteed by
U.S. Government through Export-Import Bank) 8.17%
1/15/07	84,584	85,514

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		213,111,715
U.S. Treasury Inflation Protected Obligations – 12.1%
U.S. Treasury Inflation-Indexed Bonds 3.625% 4/15/28	19,740,870	23,741,336
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	31,463,400	29,915,700
2.375% 4/15/11	38,038,380	38,237,500

TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		91,894,536
U.S. Treasury Obligations – 27.1%
U.S. Treasury Bonds 6.125% 8/15/29	20,000,000	22,182,820
U.S. Treasury Notes:
3.75% 5/15/08	10,718,000	10,486,898
4.25% 11/15/14	88,685,000	83,831,528
4.375% 12/15/10	28,230,000	27,598,128
4.5% 2/15/09 (b)	14,419,000	14,277,059
4.5% 11/15/15	35,000,000	33,496,085
4.75% 5/15/14	15,409,000	15,121,884

TOTAL U.S. TREASURY OBLIGATIONS		206,994,402

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY
OBLIGATIONS
(Cost $522,706,210)		512,000,653

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

U.S. Government Agency – Mortgage Securities — 20.2%
	Principal	Value (Note 1)
	Amount
Fannie Mae – 17.7%
3.734% 1/1/35 (e)	$187,125	$183,798
3.749% 12/1/34 (e)	140,405	138,028
3.75% 1/1/34 (e)	111,357	108,318
3.752% 10/1/33 (e)	115,520	112,704
3.752% 10/1/33 (e)	116,041	113,053
3.782% 12/1/34 (e)	28,159	27,722
3.792% 6/1/34 (e)	542,153	524,219
3.824% 6/1/33 (e)	93,897	92,108
3.829% 1/1/35 (e)	124,312	122,323
3.833% 4/1/33 (e)	343,913	337,729
3.847% 1/1/35 (e)	350,454	344,622
3.854% 10/1/33 (e)	2,838,381	2,778,775
3.869% 1/1/35 (e)	217,355	213,995
3.879% 6/1/33 (e)	513,468	503,891
3.902% 10/1/34 (e)	142,248	140,258
3.913% 5/1/34 (e)	37,401	37,397
3.917% 12/1/34 (e)	114,247	112,516
3.947% 11/1/34 (e)	238,464	235,150
3.957% 1/1/35 (e)	154,995	152,732
3.96% 5/1/33 (e)	40,180	39,535
3.972% 12/1/34 (e)	124,024	122,279
3.978% 12/1/34 (e)	150,752	148,640
3.983% 12/1/34 (e)	775,754	764,901
3.988% 1/1/35 (e)	89,005	87,727
4% 6/1/18	999,324	934,348
4.003% 12/1/34 (e)	69,328	68,363
4.006% 2/1/35 (e)	113,790	112,141
4.013% 1/1/35 (e)	213,795	210,804
4.021% 2/1/35 (e)	103,458	102,069
4.042% 12/1/34 (e)	210,176	207,371
4.048% 10/1/18 (e)	103,243	101,318
4.05% 1/1/35 (e)	61,471	60,591
4.051% 1/1/35 (e)	107,280	105,848
4.066% 4/1/33 (e)	39,471	38,947
4.067% 1/1/35 (e)	197,032	194,368
4.09% 2/1/35 (e)	76,275	75,205
4.091% 2/1/35 (e)	203,255	200,478
4.092% 2/1/35 (e)	73,104	72,155
4.106% 2/1/35 (e)	374,764	370,102
4.109% 1/1/35 (e)	218,205	215,318
4.113% 11/1/34 (e)	170,368	168,290
4.115% 2/1/35 (e)	254,752	251,349

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments - continued

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount
Fannie Mae – continued
4.121% 1/1/35 (e)	$220,394	$217,569
4.122% 1/1/35 (e)	379,009	374,287
4.144% 1/1/35 (e)	312,347	309,483
4.153% 2/1/35 (e)	201,888	199,310
4.166% 11/1/34 (e)	49,159	48,627
4.176% 1/1/35 (e)	179,944	177,763
4.178% 1/1/35 (e)	388,291	383,974
4.178% 1/1/35 (e)	245,246	238,477
4.188% 10/1/34 (e)	304,194	301,846
4.22% 3/1/34 (e)	103,645	101,532
4.223% 1/1/35 (e)	105,321	104,118
4.248% 1/1/34 (e)	305,291	299,832
4.25% 2/1/35 (e)	127,804	124,348
4.267% 2/1/35 (e)	65,916	65,216
4.27% 10/1/34 (e)	15,331	15,190
4.28% 8/1/33 (e)	244,081	241,139
4.283% 3/1/35 (e)	113,921	112,559
4.287% 7/1/34 (e)	95,120	94,825
4.294% 3/1/33 (e)	140,160	138,643
4.299% 5/1/35 (e)	161,314	159,641
4.304% 12/1/34 (e)	73,146	72,385
4.315% 10/1/33 (e)	52,536	51,768
4.316% 3/1/33 (e)	69,284	67,410
4.339% 9/1/34 (e)	138,845	137,571
4.345% 6/1/33 (e)	69,876	69,106
4.354% 9/1/34 (e)	379,515	378,346
4.356% 1/1/35 (e)	126,536	123,394
4.357% 4/1/35 (e)	77,059	76,184
4.362% 2/1/34 (e)	283,669	279,011
4.392% 1/1/35 (e)	144,879	143,491
4.393% 11/1/34 (e)	1,671,382	1,656,791
4.395% 5/1/35 (e)	357,621	353,673
4.398% 2/1/35 (e)	181,219	176,756
4.402% 10/1/34 (e)	631,294	618,062
4.434% 10/1/34 (e)	595,442	590,845
4.436% 4/1/34 (e)	183,079	181,052
4.438% 3/1/35 (e)	168,770	164,691
4.465% 8/1/34 (e)	359,443	353,832
4.474% 5/1/35 (e)	76,371	75,623
4.481% 1/1/35 (e)	164,463	163,208
4.5% 5/1/21 (d)	17,184,606	16,360,776
4.504% 8/1/34 (e)	258,643	258,051

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount
Fannie Mae – continued
4.512% 10/1/35 (e)	$91,797	$90,674
4.526% 2/1/35 (e)	1,742,927	1,719,102
4.54% 2/1/35 (e)	772,139	766,309
4.541% 7/1/34 (e)	184,284	184,521
4.543% 2/1/35 (e)	74,418	73,870
4.545% 7/1/35 (e)	442,119	437,707
4.546% 2/1/35 (e)	128,540	127,549
4.555% 1/1/35 (e)	238,287	236,581
4.559% 9/1/34 (e)	444,845	442,007
4.582% 9/1/34 (e)	2,954,920	2,904,391
4.584% 8/1/34 (e)	157,531	157,604
4.584% 7/1/35 (e)	412,670	408,815
4.587% 2/1/35 (e)	488,119	478,332
4.618% 7/1/34 (e)	4,148,614	4,126,585
4.629% 9/1/34 (e)	52,408	52,478
4.633% 3/1/35 (e)	57,650	57,269
4.641% 1/1/33 (e)	77,870	77,395
4.704% 3/1/35 (e)	201,856	198,237
4.705% 10/1/32 (e)	30,838	30,765
4.726% 7/1/34 (e)	341,994	337,319
4.728% 1/1/35 (e)	491,569	489,284
4.731% 2/1/33 (e)	25,088	24,964
4.74% 10/1/34 (e)	425,617	419,727
4.746% 1/1/35 (e)	15,019	14,944
4.747% 10/1/32 (e)	32,116	31,955
4.798% 12/1/32 (e)	175,120	174,477
4.798% 12/1/34 (e)	122,294	120,665
4.812% 6/1/35 (e)	488,329	485,404
4.815% 2/1/33 (e)	151,657	151,064
4.815% 5/1/33 (e)	10,604	10,567
4.83% 8/1/34 (e)	127,827	127,601
4.844% 11/1/34 (e)	337,463	333,353
4.873% 10/1/34 (e)	1,238,113	1,223,986
4.887% 10/1/35 (e)	282,921	279,764
4.969% 12/1/32 (e)	11,284	11,263
4.984% 11/1/32 (e)	86,931	86,790
5% 2/1/35 (e)	53,708	53,607
5% 7/1/35 to 8/1/35	12,717,879	12,036,201
5.042% 7/1/34 (e)	68,841	68,357
5.063% 11/1/34 (e)	28,526	28,494
5.081% 9/1/34 (e)	1,041,986	1,034,942
5.103% 9/1/34 (e)	100,286	99,676

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount
Fannie Mae – continued
5.104% 5/1/35 (e)	$821,944	$821,139
5.172% 5/1/35 (e)	426,542	423,667
5.177% 5/1/35 (e)	1,106,698	1,098,974
5.197% 8/1/33 (e)	168,199	167,602
5.197% 6/1/35 (e)	589,483	589,678
5.221% 5/1/35 (e)	1,159,763	1,152,456
5.231% 3/1/35 (e)	80,454	80,108
5.318% 7/1/35 (e)	77,141	77,255
5.343% 12/1/34 (e)	176,978	176,674
5.5% 9/1/13 to 11/1/35	44,677,623	43,729,608
5.5% 5/1/36 (d)	2,169,257	2,106,847
5.505% 2/1/36 (e)	1,859,372	1,852,864
5.636% 1/1/36 (e)	514,773	514,948
6% 9/1/17 to 9/1/32	9,183,320	9,237,964
6.5% 1/1/24 to 3/1/35	3,326,783	3,392,164
7% 11/1/06 to 5/1/30	1,533,072	1,585,043
7.5% 2/1/28 to 7/1/28	8,961	9,353
8.5% 7/1/31	180,112	191,524
9.5% 5/1/07 to 11/15/09	100,678	105,870
11% 8/1/10	28,498	30,473
11.25% 5/1/14	11,124	12,384
11.5% 6/15/19	67,772	76,118
12.5% 3/1/16	4,688	5,305
		134,644,503
Freddie Mac – 2.4%
4.05% 12/1/34 (e)	134,445	132,195
4.106% 12/1/34 (e)	183,223	180,343
4.152% 1/1/35 (e)	559,656	551,121
4.263% 3/1/35 (e)	164,158	161,832
4.294% 5/1/35 (e)	293,931	290,019
4.304% 12/1/34 (e)	159,722	155,225
4.353% 2/1/35 (e)	354,714	350,063
4.443% 3/1/35 (e)	183,784	178,686
4.45% 2/1/34 (e)	169,578	166,553
4.462% 6/1/35 (e)	250,019	246,526
4.482% 3/1/35 (e)	190,522	185,631
4.484% 3/1/35 (e)	1,190,688	1,170,625
4.552% 2/1/35 (e)	266,882	260,237
4.768% 10/1/32 (e)	25,693	25,509
4.869% 3/1/33 (e)	62,369	62,021
5% 8/1/35 to 9/1/35	2,607,430	2,465,430

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

U.S. Government Agency – Mortgage Securities – continued

	Principal	Value (Note 1)
	Amount
Freddie Mac – continued
5.007% 4/1/35 (e)	$908,221	$903,734
5.143% 4/1/35 (e)	722,020	714,107
5.338% 6/1/35 (e)	509,063	506,161
5.405% 8/1/33 (e)	80,286	80,430
5.5% 11/1/20	4,784,132	4,741,553
5.571% 1/1/36 (e)	906,521	902,116
5.588% 4/1/32 (e)	31,454	31,696
6% 2/1/29 to 5/1/33	2,391,531	2,392,145
7.5% 6/1/07 to 7/1/16	783,939	808,123
8.5% 7/1/22 to 9/1/29	229,890	246,810
9% 8/1/08 to 4/1/20	73,723	78,537
9.5% 6/1/09 to 8/1/21	466,190	498,935
10% 7/1/09 to 8/1/21	64,373	68,774
12% 8/1/13 to 3/1/15	3,880	4,370
12.25% 4/1/11 to 9/1/13	10,924	11,449
12.5% 2/1/14 to 6/1/19	46,394	51,873
13% 8/1/10 to 6/1/15	18,341	20,699
		18,643,528
Government National Mortgage Association – 0.1%
6.5% 4/15/29 to 6/20/32	212,190	218,542
7.5% 8/15/06 to 6/15/07	84,149	84,599
8% 12/15/23	368,585	387,821
10.5% 4/15/14 to 1/15/18	82,786	92,757
13.5% 7/15/11	9,621	10,914
		794,633

TOTAL U.S. GOVERNMENT AGENCY – MORTGAGE SECURITIES
(Cost $157,491,826)		154,082,664

Asset-Backed Securities — 0.8%

Fannie Mae Grantor Trust Series 2005-T4 Class A1C,
5.1094% 9/25/35 (e)
(Cost $6,265,000)	6,265,000	6,275,986

Collateralized Mortgage Obligations — 12.5%

U.S. Government Agency – 12.5%
Fannie Mae planned amortization class:
Series 1991-170 Class E, 8% 12/25/06	40,710	40,844
Series 1993-160 Class PK, 6.5% 11/25/22	89,799	89,511
Series 1993-240 Class PD, 6.25% 12/25/13	9,230,000	9,365,744

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Collateralized Mortgage Obligations – continued
	Principal	Value (Note 1)
	Amount
U.S. Government Agency – continued
Fannie Mae planned amortization class: – continued
Series 1994-27 Class PJ, 6.5% 6/25/23	$810,478	$813,172
Series 1996-28 Class PK, 6.5% 7/25/25	684,300	700,608
Series 2003-24 CLass PB, 4.5% 12/25/12	1,978,081	1,959,811
Series 2003-28 Class KG, 5.5% 4/25/23	715,000	682,039
Series 2006-37 Class OW, 5/25/36 (f)	755,000	528,734
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2002-60 Class FV, 5.9594% 4/25/32 (e)	308,381	319,032
Series 2002-68 Class FH, 5.41% 10/18/32 (e)	1,225,728	1,243,816
Series 2002-75 Class FA, 5.9594% 11/25/32 (e)	631,715	653,860
Series 2003-122 Class FL, 5.3094% 7/25/29 (e)	524,573	526,298
Series 2003-131 Class FM, 5.3594% 12/25/29 (e)	371,984	373,488
Series 2003-15 Class WF, 5.3094% 8/25/17 (e)	641,811	644,655
Series 2004-31 Class F, 5.2594% 6/25/30 (e)	949,610	951,578
Series 2004-33 Class FW, 5.3594% 8/25/25 (e)	900,964	904,398
planned amortization class:
Series 2001-30 Class PL, 7% 2/25/31	752,216	753,505
Series 2002-25 Class PD, 6.5% 3/25/31	5,373,143	5,431,148
Series 2003-91 Class HA, 4.5% 11/25/16	1,466,306	1,426,356
Series 2006-12 Class BO, 10/25/35 (f)	3,722,246	2,684,633
sequential pay:
Series 2002-79 Class Z, 5.5% 11/25/22	3,538,291	3,440,152
Series 2004-3 Class BA, 4% 7/25/17	104,980	100,236
Series 2004-86 Class KC, 4.5% 5/25/19	419,924	404,224
Series 2004-91 Class AH, 4.5% 5/25/29	849,034	824,484
Series 2005-41 Class WY, 5.5% 5/25/25	2,592,000	2,467,527
Series 2002-50 Class LE, 7% 12/25/29	97,219	97,832
7/25/34 (f)	770,000	569,680
Freddie Mac:
floater:
Series 2344 Class FP, 5.86% 8/15/31 (e)	603,158	614,690
Series 3028 Class FM, 5.16% 9/15/35 (e)	2,910,734	2,903,461
planned amortization class Series 3145 Class GO,
4/15/36 (f)	1,335,000	923,212
sequential pay:
Series 2114 Class ZM, 6% 1/15/29	455,608	458,828
Series 2516 Class AH, 5% 1/15/16	502,514	498,101
Series 3151 Class PO, 8/15/35 (d)(f)	1,375,000	946,816

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Collateralized Mortgage Obligations – continued
	Principal	Value (Note 1)
	Amount
U.S. Government Agency – continued
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2406:
Class FP, 5.89% 1/15/32 (e)	$1,184,901	$1,215,734
Class PF, 5.89% 12/15/31 (e)	1,085,000	1,118,286
Series 2410 Class PF, 5.89% 2/15/32 (e)	2,375,188	2,446,463
Series 2412 Class GF, 5.86% 2/15/32 (e)	504,294	518,949
Series 2553 Class FB, 5.41% 3/15/29 (e)	2,780,000	2,799,127
Series 2577 Class FW, 5.41% 1/15/30 (e)	1,937,440	1,951,963
Series 2861:
Class GF, 5.21% 1/15/21 (e)	509,892	510,364
Class JF, 5.21% 4/15/17 (e)	819,728	821,399
Series 2994 Class FB, 5.06% 6/15/20 (e)	738,718	736,792
planned amortization class:
Series 1141 Class G, 9% 9/15/21	433,576	432,853
Series 1727 Class H, 6.5% 8/15/23	1,378,203	1,381,454
Series 2006-15 Class OP, 3/25/36 (f)	929,367	641,218
Series 2640 Class GE, 4.5% 7/15/18	3,650,000	3,401,089
Series 2690 Class TB, 4.5% 12/15/17	1,002,745	998,470
Series 2755 Class LC, 4% 6/15/27	1,395,000	1,327,735
Series 2763 Class PD, 4.5% 12/15/17	1,990,000	1,876,433
Series 2780 Class OC, 4.5% 3/15/17	960,000	924,448
Series 2802 Class OB, 6% 5/15/34	1,335,000	1,324,400
Series 2828 Class JA, 4.5% 1/15/10	1,087,194	1,081,452
Series 2831 Class PB, 5% 7/15/19	985,000	939,268
Series 2885 Class PC, 4.5% 3/15/18	1,260,000	1,206,715
Series 3077 Class TO, 4/15/35 (f)	2,051,589	1,426,183
Series 3102 Class OH, 1/15/36 (f)	890,000	636,350
Series 3121 Class KO, 3/15/36 (f)	818,362	604,524
Series 3122 Class OP, 3/15/36 (f)	1,580,000	1,083,405
Series 3123 Class LO, 3/15/36 (f)	1,456,566	1,001,389
sequential pay:
Series 2448 Class VH, 6.5% 5/15/18	2,216,554	2,220,838
Series 2608 Class FJ, 5.31% 3/15/17 (e)	1,595,520	1,603,257
Series 2638 Class FA, 5.31% 11/15/16 (e)	1,473,963	1,480,385
Series 2644 Class EF, 5.26% 2/15/18 (e)	1,663,883	1,671,220
Series 2866 Class N, 4.5% 12/15/18	1,220,000	1,183,727
Series 2998 Class LY, 5.5% 7/15/25	291,000	276,937
Series 3007 Class EW, 5.5% 7/15/25	1,120,000	1,074,292
Series 3013 Class VJ, 5% 1/15/14	2,294,009	2,267,859

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Collateralized Mortgage Obligations – continued
	Principal	Value (Note 1)
	Amount
U.S. Government Agency – continued
Freddie Mac Multi-class participation certificates guaranteed:
– continued
Series 2769 Class BU, 5% 3/15/34	$1,018,013	$962,810
target amortization class Series 2156 Class TC, 6.25%
5/15/29	2,728,341	2,763,001
Ginnie Mae guaranteed REMIC pass thru securities planned
amortization class Series 2005-58 Class NJ, 4.5%
8/20/35	2,720,000	2,644,153
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $96,416,784)		94,897,415

Cash Equivalents — 4.0%
	Maturity
	Amount
Investments in repurchase agreements (Collateralized by U.S.
Government Obligations), in a joint trading account at:
4.78%, dated 4/28/06 due 5/1/06	$5,353,131	5,351,000
4.79%, dated 4/28/06 due 5/1/06 (a)	24,818,903	24,809,000
TOTAL CASH EQUIVALENTS
(Cost $30,160,000)		30,160,000

TOTAL INVESTMENT PORTFOLIO – 104.6%
(Cost $813,039,820)		797,416,718

NET OTHER ASSETS – (4.6)%		(34,812,072)
NET ASSETS – 100%		$762,604,646

See accompanying notes which are an integral part of the financial statements. 18 Annual Report

Investments - continued

Swap Agreements
	Expiration	Notional	Value
	Date	Amount

Interest Rate Swaps
Receive quarterly a floating rate based on
3-month LIBOR and pay semi-annually a
fixed rate equal to 5.234% with Lehman
Brothers, Inc.	March 2036	$7,000,000	$482,300
Receive semi-annually a fixed rate equal to
5.132% and pay quarterly a floating rate
based on 3-month LIBOR with Lehman
Brothers, Inc.	March 2009	40,000,000	(174,000)

		$47,000,000	$308,300

Legend
(a)Includes investment made with cash collateral received from securities on loan.

(b)Security or a portion of the security is on loan at period end.

(c)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,288,725 or 0.6% of net assets.

(d)Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(e)The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f)Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

Income Tax Information

At April 30, 2006, the fund had a capital loss carryforward of approximately $1,391,830 of which $830,970 and $560,860 will expire on April 30, 2012 and 2013, respectively.

See accompanying notes which are an integral part of the financial statements. Annual Report 19

Financial Statements

Statement of Assets and Liabilities
		April 30, 2006

Assets
Investment in securities, at value (including securities
loaned of $24,323,766 and repurchase agreements of
$30,160,000) — See accompanying schedule:
Unaffiliated issuers (cost $813,039,820)		$797,416,718
Cash		995
Receivable for investments sold		55,250,878
Receivable for fund shares sold		593,264
Interest receivable		7,584,157
Swap agreements, at value		308,300
Receivable from investment adviser for expense
reductions		100,616
Total assets		861,254,928

Liabilities
Payable for investments purchased
Regular delivery	$51,922,761
Delayed delivery	19,430,728
Payable for fund shares redeemed	1,897,075
Distributions payable	193,915
Accrued management fee	386,720
Other affiliated payables	1,889
Other payables and accrued expenses	7,490
Collateral on securities loaned, at value	24,809,704
Total liabilities		98,650,282

Net Assets		$762,604,646
Net Assets consist of:
Paid in capital		$783,239,182
Undistributed net investment income		639,905
Accumulated undistributed net realized gain (loss) on
investments		(5,959,639)
Net unrealized appreciation (depreciation) on
investments		(15,314,802)
Net Assets, for 71,524,028 shares outstanding		$762,604,646
Net Asset Value, offering price and redemption price per
share ($762,604,646 ÷ 71,524,028 shares)		$10.66

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Statement of Operations
	Year ended April 30, 2006

Investment Income
Interest		$37,515,731

Expenses
Management fee	$5,041,718
Independent trustees’ compensation	3,604
Appreciation in deferred trustee compensation account	36
Miscellaneous	1,600
Total expenses before reductions	5,046,958
Expense reductions	(1,264,031)	3,782,927

Net investment income		33,732,804
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,575,589)
Swap agreements	(73,903)
Total net realized gain (loss)		(1,649,492)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(27,936,116)
Swap agreements	379,021
Delayed delivery commitments	(707)
Total change in net unrealized appreciation
(depreciation)		(27,557,802)
Net gain (loss)		(29,207,294)
Net increase (decrease) in net assets resulting from
operations		$4,525,510

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements - continued

Statement of Changes in Net Assets
	Year ended	Year ended
	April 30,	April 30,
	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$33,732,804	$30,205,777
Net realized gain (loss)	(1,649,492)	1,340,726
Change in net unrealized appreciation (depreciation)	(27,557,802)	11,067,194
Net increase (decrease) in net assets resulting from
operations	4,525,510	42,613,697
Distributions to shareholders from net investment income	(33,822,571)	(30,135,160)
Share transactions
Proceeds from sales of shares	189,920,010	199,016,749
Reinvestment of distributions	31,278,727	27,709,255
Cost of shares redeemed	(274,321,494)	(233,545,700)
Net increase (decrease) in net assets resulting from
share transactions	(53,122,757)	(6,819,696)
Total increase (decrease) in net assets	(82,419,818)	5,658,841

Net Assets
Beginning of period	845,024,464	839,365,623
End of period (including undistributed net investment
income of $639,905 and undistributed net invest-
ment income of $538,520, respectively)	$762,604,646	$845,024,464

Other Information
Shares
Sold	17,315,277	18,097,482
Issued in reinvestment of distributions	2,865,157	2,518,831
Redeemed	(25,173,034)	(21,263,436)
Net increase (decrease)	(4,992,600)	(647,123)

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights
Years ended April 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of
period	$11.04	$10.88	$11.27	$10.65	$10.42
Income from Investment Operations
Net investment incomeB	.438	.395	.383	.469	.535
Net realized and unrealized
gain (loss)	(.378)	.159	(.270)	.658	.237
Total from investment operations	.060	.554	.113	1.127	.772
Distributions from net investment
income	(.440)	(.394)	(.383)	(.467)	(.542)
Distributions from net realized gain	—	—	(.120)	(.040)	—
Total distributions	(.440)	(.394)	(.503)	(.507)	(.542)
Net asset value, end of period	$10.66	$11.04	$10.88	$11.27	$10.65
Total ReturnA	.52%	5.16%	.98%	10.75%	7.53%
Ratios to Average Net AssetsC
Expenses before reductions	.60%	.60%	.60%	.60%	.60%
Expenses net of fee waivers,
if any	.45%	.50%	.50%	.50%	.50%
Expenses net of all reductions	.45%	.50%	.50%	.50%	.50%
Net investment income	4.01%	3.59%	3.44%	4.23%	5.07%
Supplemental Data
Net assets, end of period
(000 omitted)	$762,605	$845,024	$839,366	$1,178,934	$847,654
Portfolio turnover rate	104%	99%	178%	238%	299%

A	Total returns would have been lower had certain expenses not been reduced during the periods shown.

B	Calculated based on average shares outstanding during the period.

C	Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Notes to Financial Statements

For the period ended April 30, 2006

1. Significant Accounting Policies.

Spartan Government Income Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Annual Report

24

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$2,563,320
Unrealized depreciation	(17,078,535)
Net unrealized appreciation (depreciation)	(14,515,215)
Undistributed ordinary income	286,231
Capital loss carryforward	(1,391,830)

Cost for federal income tax purposes	$811,931,933

The tax character of distributions paid was as follows:

	April 30, 2006	April 30, 2005
Ordinary Income	$33,822,571	$30,135,160

25 Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Annual Report

26

2. Operating Policies - continued

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities (“mortgage dollar rolls”) or the purchase and simultaneous agreement to sell similar securities (“reverse mortgage dollar rolls”). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund’s right to repurchase or sell securities may be limited.

27 Annual Report

Notes to Financial Statements - continued

3. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee that is based on an annual rate of .60% of the fund’s average net assets. FMR pays all other expenses, except the compensation of the independent Trustees and certain exceptions such as interest expense, including commitment fees. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the independent Trustees.

4. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $1,600 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities during the period amounted to $18,709.

Annual Report

28

6. Expense Reductions.

Effective June 1, 2005, FMR has agreed to contractually waive expenses to the extent annual operating expenses exceed .45% of average net assets. This waiver will remain in place indefinitely and cannot be changed without approval of the fund’s Board of Trustees. During the period, this waiver reduced the fund’s expenses by $1,159,935.

Prior to June 1, 2005, FMR voluntarily agreed to reimburse the fund to the extent annual operating expenses exceeded .50% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund’s expenses by $64,183.

In addition, through arrangements with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s management fee. During the period, these credits reduced the fund’s management fee by $39,913.

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

8. Proposed Reorganization.

On April 20, 2006, the Board of Trustees of Spartan Government Income Fund (the fund) approved an Agreement and Plan of Reorganization (“Agreement”) between the fund and Fidelity Government Income Fund (“Reorganization”). The Agreement provides for the transfer of all of the assets of the fund to Fidelity Government Income Fund in exchange solely for the number of shares of Government Income, a class of Fidelity Government Income Fund, having the same aggregate net asset value as the outstanding shares of the fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective and the assumption by Fidelity Government Income Fund of all of the liabilities of the fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the fund. A Special Meeting of Shareholders (“Meeting”) of the fund will be held on September 20, 2006 to vote on the Agreement. A detailed description of the proposed transaction and voting information will be sent to shareholders of the fund in July 2006. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about October 27, 2006. The Reorganization is

29 Annual Report

Notes to Financial Statements - continued

8. Proposed Reorganization - continued

expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders. Effective with the Reorganization, a new expense contract with FMR, approved by the Board of Trustees, will limit total expenses of Government Income to .45% of average net assets, excluding certain other expenses such as interest expense.

Annual Report

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Spartan Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Government Income Fund (a fund of Fidelity Fixed-Income Trust) at April 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Spartan Government Income Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts June 16, 2006

31 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 335 funds advised by FMR or an affiliate. Mr. McCoy oversees 337 funds advised by FMR or an affiliate. Mr. Gamper oversees 280 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Annual Report

32

Name, Age; Principal Occupation Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Spartan Government Income (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR

(2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

*	Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

33 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Annual Report

34

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

35 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Annual Report

36

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

37 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Fixed-Income Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Fixed-Income Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Spartan Government Income. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005-present), Fidelity’s Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998-2005).

Annual Report

38

Name, Age; Principal Occupation David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of Spartan Government Income. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity’s Investment Grade-Bond Funds (2005-present), and Fidelity’s Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity’s Taxable Bond Funds (2000-2002) and Fidelity’s Municipal Bond Funds (2001-2002).

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Spartan Government Income. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

George A. Fischer (44)

Year of Election or Appointment: 2003

Vice President of Spartan Government Income. Mr. Fischer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer worked as a research analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Spartan Government Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Spartan Government Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Spartan Government Income. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Spartan Government Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Paul M. Murphy (59)

Year of Election or Appointment: 2005

Chief Financial Officer of Spartan Government Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Spartan Government Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Annual Report

40

Name, Age; Principal Occupation Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Spartan Government Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Spartan Government Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Spartan Government Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Spartan Government Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1988

Assistant Treasurer of Spartan Government Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Spartan Government Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Government Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Spartan Government Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Spartan Government Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

42

Distributions

A total of 35.99% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $10,207,450 of distributions paid during the period January 1, 2006 to April 30, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

43 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

				# of	% of
PROPOSAL 1				Votes	Votes
To elect a Board of Trustees.A
			Marie L. Knowles
	# of	% of
	Votes	Votes	Affirmative	12,487,395,627.79	96.126
			Withheld	503,261,987.20	3.874
Dennis J. Dirks			TOTAL	12,990,657,614.99	100.000
Affirmative	12,490,841,660.35	96.152
Withheld	499,815,954.64	3.848	Ned C. Lautenbach
TOTAL	12,990,657,614.99	100.000	Affirmative	12,484,406,625.33	96.103
			Withheld	506,250,989.66	3.897
Albert R. Gamper, Jr.			TOTAL	12,990,657,614.99	100.000
Affirmative	12,484,697,855.13	96.105
Withheld	505,959,759.86	3.895	William O. McCoy
TOTAL	12,990,657,614.99	100.000	Affirmative	12,444,377,462.06	95.795
			Withheld	546,280,152.93	4.205
Robert M. Gates			TOTAL	12,990,657,614.99	100.000
Affirmative	12,463,041,831.69	95.938
Withheld	527,615,783.30	4.062	Robert L. Reynolds
TOTAL	12,990,657,614.99	100.000	Affirmative	12,474,663,536.01	96.028
			Withheld	515,994,078.98	3.972
George H. Heilmeier			TOTAL	12,990,657,614.99	100.000
Affirmative	12,466,216,940.77	95.963
Withheld	524,440,674.22	4.037	Cornelia M. Small
TOTAL	12,990,657,614.99	100.000	Affirmative	12,488,479,519.53	96.134
			Withheld	502,178,095.46	3.866
Edward C. Johnson 3d			TOTAL	12,990,657,614.99	100.000
Affirmative	12,405,249,751.57	95.494
Withheld	585,407,863.42	4.506	William S. Stavropoulos
TOTAL	12,990,657,614.99	100.000	Affirmative	12,457,606,455.61	95.897
			Withheld	533,051,159.38	4.103
Stephen P. Jonas			TOTAL	12,990,657,614.99	100.000
Affirmative	12,473,931,200.89	96.022
Withheld	516,726,414.10	3.978	Kenneth L. Wolfe
TOTAL	12,990,657,614.99	100.000	Affirmative	12,469,367,261.16	95.987
			Withheld	521,290,353.83	4.013
			TOTAL	12,990,657,614.99	100.000
			A Denotes trust-wide proposal and voting results.

Annual Report

44

Board Approval of Investment Advisory Contracts and Management Fees

Spartan Government Income Fund

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for the fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub-advisory agreements for the fund with affiliates of FMR that allow FMR to obtain research, non-discretionary advice, or discretionary portfolio management at no additional expense to the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for the fund to access the research and investment advisory support services supplied by FRAC at no additional expense to the fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under the fund’s management contract or sub-advisory agreements; (ii) the investment process or strategies employed in the management of the fund’s assets; (iii) the nature or level of services provided under the fund’s management contract or sub-advisory agreements; (iv) the day-to-day management of the fund or the persons primarily responsible for such management; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of the Agreement would not necessitate prior shareholder approval of the Agreement or result in an assignment and termination of the fund’s management contract or sub-advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which the fund will not bear any additional management fees or expenses and under which the fund’s portfolio manager would not change, it did not consider the fund’s investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund’s management contract and sub-advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund’s Agreement is fair and reasonable, and that the fund’s Agreement should be approved.

45 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
Fidelity Investments Money
Management, Inc.
Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY
The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FASTr) 1-800-544-5555
Automated line for quickest service

SPG-UANN-0606	Corporate Headquarters
1.784731.103	82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, April 30, 2006, Fidelity Fixed-Income Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Focused High Income Fund, Fidelity High Income Fund, Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund and Spartan Government Income Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A,B
Fidelity Focused High Income Fund	$52,000	$36,000
Fidelity High Income Fund	$125,000	$80,000
Fidelity Investment Grade Bond Fund	$82,000	$70,000
Fidelity Short-Term Bond Fund	$88,000	$80,000
Spartan Government Income Fund	$55,000	$48,000
All funds in the Fidelity Group of Funds audited by PwC	$12,500,000	$11,300,000
A	Aggregate amounts may reflect rounding.
B	Fidelity Focused High Income Fund commenced operations on September 8, 2004.

For the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Inflation-Protected Bond Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Fidelity Inflation-Protected Bond Fund	$35,000	$45,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$5,900,000	$4,700,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005A,B
Fidelity Focused High Income Fund	$0	$0
Fidelity High Income Fund	$0	$0
Fidelity Investment Grade Bond Fund	$0	$0
Fidelity Short-Term Bond Fund	$0	$0
Spartan Government Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B	Fidelity Focused High Income Fund commenced operations on September 8, 2004.

In each of the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005A
Fidelity Inflation-Protected Bond Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006A	2005A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A,B
Fidelity Focused High Income Fund	$2,700	$2,400
Fidelity High Income Fund	$2,700	$2,500
Fidelity Investment Grade Bond Fund	$2,700	$2,500
Fidelity Short-Term Bond Fund	$2,700	$2,500
Spartan Government Income Fund	$2,700	$2,500
A	Aggregate amounts may reflect rounding.
B	Fidelity Focused High Income Fund commenced operations on September 8, 2004.

In each of the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2006A	2005A
Fidelity Inflation-Protected Bond Fund	$4,200	$3,200
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A,B
Fidelity Focused High Income Fund	$1,400	$800
Fidelity High Income Fund	$4,300	$4,000
Fidelity Investment Grade Bond Fund	$7,900	$6,800
Fidelity Short-Term Bond Fund	$5,900	$5,900
Spartan Government Income Fund	$2,100	$2,100
A	Aggregate amounts may reflect rounding.
B	Fidelity Focused High Income Fund commenced operations on September 8, 2004.

In each of the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the fund is shown in the table below.

Fund	2006A	2005A
Fidelity Inflation-Protected Bond Fund	$ 0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$155,000	$450,000
Deloitte Entities	$160,000	$400,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2006 and April 30, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2006 and April 30, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2006 and April 30, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2006 and April 30, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2006 and April 30, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2006 and April 30, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate fees billed by PwC of $1,120,000A and $1,400,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$190,000	$500,000
Non-Covered Services	$930,000	$900,000 B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

For the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate fees billed by Deloitte Entities of $510,000A and $700,000A,B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$160,000	$400,000
Non-Covered Services	$350,000	$300,000 B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Fixed-Income Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	June 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	June 21, 2006
By:	/s/Paul M. Murphy
Paul M. Murphy
Chief Financial Officer

Date:	June 21, 2006